REGISTRATION FILE NO. 333-72596
                                                                       811-04234
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   | |
                          PRE-EFFECTIVE AMENDMENT NO.                |_|
                        POST-EFFECTIVE AMENDMENT NO. 13              |X|

                                     AND/OR

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                        | |

                               AMENDMENT NO. 41                      |X|

                        (CHECK APPROPRIATE BOX OR BOXES)

                         MONY AMERICA VARIABLE ACCOUNT L
                           (EXACT NAME OF REGISTRANT)

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                               (NAME OF DEPOSITOR)

              1290 Avenue of the Americas, New York, New York 10104 (Address of Depositor's Principal Executive Offices)
         Depositor's Telephone Number, including Area Code: 212-554-1234

                            -------------------------

                                   Dodie Kent
                   Vice President and Associate General Counsel
                      AXA Equitable Life Insurance Company
              1290 Avenue of the Americas, New York, New York 10104
                     (Name and Address of Agent for Service)

                            -------------------------

                  Please send copies of all communications to:
                              Christopher E. Palmer
                              Goodwin Procter, LLP
                            901 New York Avenue, N.W.
                             Washington, D.C. 20001

                            -------------------------

It is proposed that this filing will become effective (check appropriate box)

     |_|  immediately upon filing pursuant to paragraph (b) of Rule 485.

     |X|  on April 30, 2010 pursuant to paragraph (b) of Rule 485.

     |_|  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

     |_|  on              pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

     |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              --------------------

             TITLE OF SECURITIES BEING REGISTERED: Units of interest in a separate account under flexible premium variable life insurance policies.

================================================================================
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MONY America Variable Account L

Variable Universal Life Insurance Policy


PROSPECTUS DATED MAY 1, 2010


Issued by
MONY Life Insurance Company of America
1290 Avenue of the Americas
New York, New York 10104

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This prospectus describes an individual flexible premium variable life insurance policy issued by MONY Life Insurance Company of America ("we," "us," "our," or the "Company"), but is not itself a policy. The policy, which includes the policy form, the application and any applicable endorsements or riders, is the entire policy between you and the Company and governs with respect to all features, benefits, rights and obligations. The policy provides life insurance protection and premium flexibility. The description of the policy's provisions in this prospectus is current as of the date of this prospectus; however, because certain provisions may be changed after the date of this prospectus in accordance with the policy, the description of the policy's provisions in this prospectus is qualified in its entirety by the terms of the actual policy.


This policy is no longer being sold. This prospectus is used with current policy owners only. You should note that your policy features and charges, and your investment options, may vary depending on the state and/or the date on which you purchased your policy. For more information about the particular features, charges and options available to you, please contact your financial professional and/or refer to your policy.

We offer two death benefit options under the Policy. We guarantee that your death benefit will never be less than the amount specified in your Policy adjusted by any requested increases or decreases in your insurance protection, and less any debt you owe us.

Investments (premium payments) may accumulate on a variable basis, fixed basis, or both. If you choose the variable option, we will invest your premium payments in your choice of subaccounts of our variable account. Each subaccount invests in shares of one of the following portfolios:


--------------------------------------------------------------------------------
AXA PREMIER VIP TRUST -- CLASS A SHARES
--------------------------------------------------------------------------------
o Multimanager Multi-Sector Bond Portfolio
--------------------------------------------------------------------------------
AXA PREMIER VIP TRUST -- CLASS B SHARES
--------------------------------------------------------------------------------
o AXA Aggressive Allocation Portfolio(1)     o AXA Moderate Allocation
o AXA Conservative Allocation Portfolio(1)     Portfolio(1)
o AXA Conservative-Plus Allocation           o AXA Moderate-Plus Allocation
  Portfolio(1)                                 Portfolio(1)
                                             o Multimanager Small Cap Growth
                                               Portfolio
--------------------------------------------------------------------------------
EQ ADVISORS TRUST -- CLASS IA SHARES
--------------------------------------------------------------------------------
o EQ/AllianceBernstein Small Cap             o EQ/Lord Abbett Growth and Income
  Growth Portfolio                             Portfolio
o EQ/Core Bond Index                         o EQ/Mid Cap Index Portfolio
o EQ/Global Multi-Sector Equity              o EQ/Mid Cap Value PLUS Portfolio
  Portfolio                                  o EQ/Money Market Portfolio
o EQ/Intermediate Government Bond            o EQ/Morgan Stanley Mid Cap Growth
  Index Portfolio                              Portfolio(2)
o EQ/Large Cap Value PLUS Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQ ADVISORS TRUST -- CLASS IB SHARES
--------------------------------------------------------------------------------
o All Asset Allocation Portfolio             o EQ/Montag & Caldwell Growth
o EQ/Boston Advisors Equity Income             Portfolio
  Portfolio                                  o EQ/PIMCO Ultra Short Bond
o EQ/Calvert Socially Responsible              Portfolio
  Portfolio                                  o EQ/UBS Growth and Income
o EQ/GAMCO Small Company Value                 Portfolio
  Portfolio
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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2 SHARES
--------------------------------------------------------------------------------
o Franklin Income Securities Fund
--------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) --
SERIES I SHARES
--------------------------------------------------------------------------------
o Invesco V.I. Financial Services Fund(2)    o Invesco V.I. Technology Fund(2)
o Invesco V.I. Global Health Care Fund(2)
--------------------------------------------------------------------------------
JANUS ASPEN SERIES -- SERVICE SHARES
--------------------------------------------------------------------------------
o Forty Portfolio                            o Overseas Portfolio
--------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST(SM) -- INITIAL CLASS SHARES
--------------------------------------------------------------------------------
o MFS(R) Utilities Series
--------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST -- ADMINISTRATIVE CLASS SHARES
--------------------------------------------------------------------------------
o Global Bond Portfolio (Unhedged)
--------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -- CLASS I SHARES
--------------------------------------------------------------------------------
o Global Value Equity Portfolio(3)
--------------------------------------------------------------------------------



(1) Also referred to as an "AXA Allocation investment option" in this prospectus.

(2) This is the variable investment option's new name, effective on or about May 15, 2010, subject to regulatory approval. Please see "The Portfolios" later in this Prospectus for the variable investment option's former name.

(3) Please see "The Portfolios" later in this Prospectus regarding the planned merger of this variable investment option.


You bear the investment risk if you allocate your premium payments to the variable account.

If you choose the fixed option, we will invest your premium payments in the guaranteed interest account where your payments will grow at the rate of at least 4.0% annually. We take the investment risk of premium payments allocated to the guaranteed interest account.

The amount of life insurance may, and your Policy's value will, depend on the investment experience of the options you choose.

If you already own a life insurance policy, it might not be to your advantage to replace your existing insurance coverage with this Policy or to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                          x02940

                                                                       MLA-VUL02
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Table of contents

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1.  BENEFITS AND RISKS SUMMARY                                               1
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Policy benefits                                                              1
Policy risks                                                                 2
Portfolio risks                                                              3
Fee tables                                                                   4

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2.  WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?                          10
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MONY Life Insurance Company of America                                      10
How to reach us                                                             10
MONY America Variable Account L                                             10
Changes to the Variable Account                                             11

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3.  THE PORTFOLIOS                                                          12
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Your right to vote portfolio shares                                         15
Disregard of voting instructions                                            15

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4.  THE GUARANTEED INTEREST ACCOUNT                                         16
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5.  THE POLICY                                                              17
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Applying for a Policy                                                       17
Temporary insurance coverage                                                17
Backdating                                                                  17
Owner                                                                       17
Canceling the Policy                                                        17

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6.  PREMIUMS                                                                18
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General                                                                     18
Initial premium                                                             18
Tax-free "Section 1035" exchanges                                           18
Scheduled premiums                                                          18
Electronic payments                                                         19
Unscheduled premiums                                                        19
Repayment of outstanding debt                                               19
Allocating premiums                                                         19

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7.  HOW YOUR FUND VALUE VARIES                                              20
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Fund Value                                                                  20
Cash Value                                                                  20
Subaccount Values                                                           20
Subaccount Unit Value                                                       20
Guaranteed Interest Account Value                                           20

i  Table of contents
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8.  TRANSFERS                                                               21
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Disruptive transfer activity                                                21

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9.  DEATH BENEFITS                                                          23
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Amount of Death Benefit proceeds payable                                    23
Death Benefit options                                                       23
Changing Death Benefit options                                              24
Changing the Specified Amount                                               24
Increases                                                                   24
Decreases                                                                   24

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10.  OTHER OPTIONAL INSURANCE BENEFITS                                      26
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Term Life Term Rider                                                        26
Additional Term Life Insurance Rider                                        26
Enhanced Maturity Extension Rider                                           26
Maturity Extension Rider                                                    26
Spouse's Yearly Renewable Term Rider/Other Insured Term Rider               26
Accidental Death and Dismemberment Rider                                    26
Purchase Option Rider                                                       26
Waiver of Monthly Deduction Rider                                           26
Waiver of Specified Premiums Rider                                          26
Accelerated Death Benefit Rider                                             27
Children's Term Life Insurance Rider                                        27

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11.  BENEFITS AT MATURITY                                                   28
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12.  ACCESSING YOUR MONEY                                                   29
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Surrenders                                                                  29
Partial surrenders                                                          29
Effect of partial surrenders on Fund Value and
     Death Benefit proceeds                                                 29
Loans                                                                       29
Effects of Policy loans                                                     30

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13.  TERMINATION                                                            31
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General                                                                     31
Special rules for first three Policy Years                                  31
Amounts you must pay to keep your Policy                                    31
Your Policy will remain in effect during the grace period                   31
Reinstatement                                                               31

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14.  PAYMENTS AND TELEPHONE/FAX/INTERNET
     TRANSACTIONS                                                           33
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Telephone/fax/Internet transactions                                         33

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15. CHARGES AND DEDUCTIONS                                                  34
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Deductions from premium payments                                            34
Deductions from the Variable Account                                        34
Deductions from Fund Value -- the Monthly Deduction                         35
Transaction charges                                                         36
Illustration projection report fee                                          36

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16.  TAX CONSIDERATIONS                                                     37
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Introduction                                                                37
Tax status of the Policy                                                    37
Tax treatment of Policy benefits                                            37
Our income taxes                                                            40

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17.  OTHER POLICY INFORMATION                                               41
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Policy illustrations                                                        41
Exchange privilege                                                          41
Assignment                                                                  41
Settlement options                                                          41
Misstatement of age or sex                                                  41
Suicide exclusion                                                           41
Incontestability                                                            41
Other changes to your Policy                                                41
Variations among policies                                                   41

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18.  ADDITIONAL INFORMATION                                                 42
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Distribution of the policies                                                42
Other information                                                           43
Legal proceedings                                                           43

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19.  FINANCIAL STATEMENTS                                                   44
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APPENDIX -- GLOSSARY                                                       A-1
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REQUESTING MORE INFORMATION
Statement of Additional Information
Table of contents
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                                                           Table of contents  ii
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Contents of this Prospectus (Cont'd.)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SUMMARY PROSPECTUSES FOR THE PORTFOLIOS OF AXA PREMIER VIP TRUST AND EQ
   ADVISORS TRUST
--------------------------------------------------------------------------------
AXA Aggressive Allocation                                          AAA 1-3
AXA Conservative Allocation                                        ACA 1-3
AXA Conservative-Plus Allocation                                  ACPA 1-3
AXA Moderate Allocation                                            AMA 1-3
AXA Moderate-Plus Allocation                                      AMPA 1-3
Multimanager Multi-Sector Bond                                    MMSB 1-4
Multimanager Small Cap Growth                                    MMSCG 1-4
All Asset Allocation                                              EQAA 1-4
EQ/AllianceBernstein Small Cap Growth                           EQASCG 1-3
EQ/Boston Advisors Equity Income                                EQBAEI 1-3
EQ/Calvert Socially Responsible                                  EQCSR 1-4
EQ/Core Bond Index                                               EQCBI 1-3
EQ/GAMCO Small Company Value                                    EQGSCV 1-3
EQ/Global Multi-Sector Equity                                   EQGMSE 1-4
EQ/Intermediate Government Bond Index                           EQIGBI 1-3
EQ/Large Cap Value PLUS                                         EQLCVP 1-4
EQ/Lord Abbett Growth and Income                                EQLAGI 1-3
EQ/Mid Cap Index                                                 EQMCI 1-3
EQ/Mid Cap Value PLUS                                           EQMCVP 1-4
EQ/Money Market                                                   EQMM 1-3
EQ/Montag & Caldwell Growth                                      EQMCG 1-3
EQ/Morgan Stanley Mid Cap Growth                                 EQMSG 1-3
EQ/PIMCO Ultra Short Bond                                        EQPUS 1-3
EQ/UBS Growth and Income                                         EQUGI 1-3


ii-a  Contents of this Prospectus (Cont'd.)
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1. Benefits and risks summary

--------------------------------------------------------------------------------

This summary provides you with a brief overview of the benefits and risks associated with the Policy. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this Prospectus. Please consult your agent and refer to your Policy for details. If you are already entitled to favorable tax treatment, you should satisfy yourself that this Policy meets your other financial goals before you buy it. For your convenience, we have defined certain terms we use in the Glossary at the end of the Prospectus.

POLICY BENEFITS

LIFE INSURANCE PROTECTION FOR YOUR BENEFICIARIES

o The Policy provides a means for you to accumulate life insurance that can pass free of federal and state income taxes to your Beneficiaries.

o We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are three decisions you must make about the death benefit. First, when you apply for your Policy, you must decide how much life insurance coverage (the Specified Amount) you need on the Insured's life. Second, you must choose a Death Benefit option. Finally, you must decide which death benefit compliance test you would like -- the Cash Value Accumulation Test (this test generally will not limit the amount you pay into the Policy), or the Guideline Premium/Cash Value Corridor Test (this test generally results in a greater Death Benefit amount).

o We offer two Death Benefit options. Under Option 1, the Death Benefit equals the greater of: (a) the Specified Amount in force on the date of the Insured's death; or (b) the Fund Value on the date of death multiplied by a death benefit percentage. Under Option 2, the Death Benefit equals the greater of:
  (a) the Specified Amount in force on the date of the Insured's death plus Fund Value on the date of the Insured's death; or (b) the Fund Value on the date of death multiplied by a death benefit percentage.

o You may change the Specified Amount and the Death Benefit Option that you selected, subject to limitations described in the Policy. Changing the Specified Amount or the Death Benefit Option may have tax consequences.

o During the grace period, your Policy (including the Death Benefit) will remain in effect subject to certain conditions. See "Termination."

CASH BENEFITS

o You may borrow against your Policy for up to 90% of your Policy's Cash Value less any accrued loan interest due on the next Policy Anniversary. If you do, we will transfer an amount equal to the loan from the Subaccounts and the Guaranteed Interest Account to the Loan Account as collateral for the loan. We charge interest on the loan, and we credit interest on amounts in the Loan Account. We deduct Outstanding Debt (i.e., the amount of your loan plus interest due) from Death Benefit proceeds and from the amount you receive at surrender. A loan may have tax consequences.

o You may request a partial surrender at any time before the maturity date. Partial surrenders must be for at least $500. A partial surrender may decrease the Specified Amount and may decrease your Death Benefit. Also, a partial surrender may have tax consequences.

o While the Insured is alive, you can surrender your Policy at any time for its Cash Value. However, if you surrender your Policy within 30 days of a policy anniversary, we will calculate the Cash Value in the Guaranteed Interest Account so that it will not be less than your Cash Value in the Guaranteed Interest Account on that policy anniversary, as adjusted for transactions since that policy anniversary. A surrender charge may apply. A surrender may have tax consequences.

o If the Insured is alive on the maturity date, we will pay the Cash Value to the Owner unless you elected to defer the maturity date under the provisions of the Maturity Extension Rider or the Enhanced Maturity Extension Rider.

o You decide how we pay proceeds under the Policy. We may pay the Cash Value and the Death Benefit proceeds as a lump sum or under one of our settlement options.

VARIETY OF INVESTMENT OPTIONS

o You may allocate your net premiums (your premium payment less the deductions we take) among the Subaccounts and the Guaranteed Interest Account.

o The Subaccounts invest in a wide variety of Funds that cover a broad spectrum of investment objectives and risk tolerances. Amounts invested in the Subaccounts will go up and down in value depending on the investment experience of the Fund portfolio in which the Subaccount invested.

o The Guaranteed Interest Account is part of our General Account. We will credit interest of at least 4.0% annually on amounts invested in the Guarantee Interest Account.

o As your needs or financial goals change, you can change your investment mix. You may transfer Fund Value among any of the Subaccounts or between the Subaccounts and the Guaranteed Interest Account within limits, as described later in this prospectus, while continuing to defer current income taxes.

o The policy is between you and MONY Life Insurance Company of America. The policy is not an investment advisory account, and MONY Life Insurance Company of America is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. Your AXA

                                                   Benefits and risks summary  1
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  Advisors financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

DOLLAR-COST AVERAGING

o Under our dollar-cost averaging program, you may transfer Policy Values on a monthly or quarterly basis from any investment option to any other investment option through written request or other method acceptable to us. By investing the same amount on a regular basis, you do not have to worry about timing the market. This strategy, however, does not guarantee that any Fund will gain in value, and does not protect against a decline in value if market prices fall.

PORTFOLIO REBALANCING

o Our portfolio rebalancing program can help prevent a well-conceived investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages you originally selected to shift. With this program, you may instruct us to periodically reallocate values in your Policy. The program does not guarantee an investment gain or protect against an investment loss. You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Requesting an investment option transfer while enrolled in our rebalancing program will automatically terminate your participation in the program. This means that your account will no longer be rebalanced on a periodic basis. You must provide us with written instructions if you wish your account to be rebalanced in the future.

SUPPLEMENTAL INSURANCE BENEFITS

o You may add additional insurance and other benefits to your Policy by rider. Please see "Other optional insurance benefits" for a description of the other optional benefits that we offer.

POLICY RISKS

POSSIBLE ADVERSE TAX CONSEQUENCES

o In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies issued on a special risk class basis and policies with term riders added and it is not clear whether such policies will in all cases satisfy the applicable requirements particularly if you pay the full amount of premiums permitted under the policy and you select the guideline premium/cash value corridor test.

o Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (MEC) under federal tax laws. If this occurs, partial or full surrenders, pledges, as well as Policy loans, will be taxed as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of certain partial or full surrenders, pledges and loans. If the Policy is not treated as a MEC, full and partial surrenders will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax and pledges and loans should not be taxable. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy. Please see "Tax considerations" for further tax information.

POLICY TERMINATION

o If the value of your Policy can no longer cover the Policy's monthly charges and any loan interest due, your Policy will be in default and a grace period will begin. There is a risk that if partial surrenders, loans, and charges reduce your Cash Value to too low an amount and/or if the investment experience of your selected Subaccounts is unfavorable, then your Policy could terminate. In that case, you will have a 61-day grace period to make a sufficient payment. If you do not make a sufficient payment before the grace period ends, your Policy will terminate without value; all rights and benefits under your Policy, including your insurance coverage, will end. After termination, you may reinstate your Policy within five years subject to certain conditions.

PARTIAL SURRENDER LIMITATIONS

o The minimum partial surrender amount is $500 (plus the applicable partial surrender fee). Partial surrenders may reduce the Death Benefit and the Specified Amount in your Policy, and will reduce the Fund Value of your Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

EFFECTS OF POLICY LOANS

o A Policy loan, whether or not repaid, will affect your Policy's Fund Value over time because we transfer the amount of the loan from the Subaccounts and/or the Guaranteed Interest Account to the Loan Account and hold it as collateral. We then credit a fixed interest rate to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts and does not participate in the interest credited to the Guaranteed Interest Account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the performance of the Subaccounts and the extent, if any, of the difference in the interest rates credited to the Guaranteed Interest Account and the Loan Account, the effect could be favorable or unfavorable.

o A Policy loan also reduces Death Benefit proceeds. A loan could make it more likely that a Policy would terminate. There is a risk if the loan reduces your Cash Value to too low an amount and investment experience is unfavorable, that the Policy will lapse, resulting in adverse tax consequences. You must submit a sufficient payment

2  Benefits and risks summary
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  during the grace period to avoid the Policy's termination without value and the end of insurance coverage.

POLICY IS SUITED ONLY FOR LONG-TERM PROTECTION

o We designed the Policy to meet long-term financial goals. You should not purchase this Policy if you intend to surrender all or part of your Fund Value in the near future. Please note, if you surrender your Policy in the early Policy Years, the surrender charge may be significant.

PORTFOLIO RISKS

The value of your Policy is tied to the investment performance of the Fund portfolios and allocation percentages you choose. If those portfolios perform poorly, the value of your Policy will decrease. Values allocated to the portfolios are not guaranteed. Because we continue to deduct charges from Fund Value, if investment results are too low, the Cash Value of your Policy may fall to zero. In that case, the Policy will terminate without value and insurance coverage will no longer be in effect, unless you make an additional payment sufficient to prevent a termination during the 61-day grace period. On the other hand, if investment experience is sufficiently favorable and you have kept the Policy in force for a substantial time, you may be able to draw upon Fund Value through partial surrenders and Policy loans. Poor investment performance may also lower the amount of the death benefit payable under the Policy. The Funds provide a comprehensive description of the risks of each portfolio in their prospectuses.

                                                   Benefits and risks summary  3
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FEE TABLES

The following tables describe the fees and expenses an Owner may pay when buying, owning, and surrendering the Policy. If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you may pay when buying the Policy, paying premiums, surrendering or taking a partial surrender from the Policy, transferring Fund Value between the Subaccounts and the Guaranteed Interest Account, or taking a loan.

------------------------------------------------------------------------------------------------------------------------------------
                                                          TRANSACTION FEES
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                                                                                          AMOUNT DEDUCTED
                                                                     ---------------------------------------------------------------
CHARGE                            WHEN CHARGE IS DEDUCTED            GUARANTEED CHARGE               CURRENT CHARGE
------------------------------------------------------------------------------------------------------------------------------------
SALES CHARGE IMPOSED ON           Upon receipt of each premium       4.00% of premiums paid          4.00% of premiums paid
PREMIUMS(1)                       payment
------------------------------------------------------------------------------------------------------------------------------------
PREMIUM TAX CHARGE(2)             Upon receipt of each premium       2.25% of premiums paid          2.25% of premiums paid
                                  payment
------------------------------------------------------------------------------------------------------------------------------------
DAC CHARGE(3)                     Upon receipt of each premium       1.25% of premiums paid          1.25% of premiums paid(3)
                                  payment

SURRENDER CHARGE(4)               Upon surrender of the Policy       $2.88 to $51.20 per $1,000      $2.88 to $51.20 per $1,000
  o MINIMUM AND MAXIMUM CHARGE(5)                                    Specified Amount of Fund Value  Specified Amount of Fund Value
                                                                     surrendered                     surrendered

  o CHARGE FOR A 35 YEAR OLD                                         $5.80 per $1,000 Specified      $5.80 per $1,000 Specified
    MALE, PREFERRED,                                                 Amount of Fund Value            Amount of Fund Value
    NON-SMOKER, SPECIFIED                                            surrendered                     surrendered
    AMOUNT OF $250,000, 0
    YEARS AFTER POLICY ISSUE,
    NON-QUALIFIED PLAN
------------------------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER FEE             Upon a partial surrender of the    $10                             $10
                                  Policy
------------------------------------------------------------------------------------------------------------------------------------
TRANSFER FEE                      Upon transfer of Fund Value        $25 for each transfer of Fund   We currently do not assess this
                                                                     Value                           charge
------------------------------------------------------------------------------------------------------------------------------------

(1) The sales charge varies by Policy Year and Specified Amount, and varies from 0.5% to 4.0% of each premium paid. Different rules apply in New Jersey: the sales charge is 4% for all Policy years where the Specified Amount in force is less than $500,000 and 2% for all Policy years when the Specified Amount plus any term life insurance in force is $500,000 or more.

(2) We reserve the right to increase or decrease the current or maximum charge for taxes resulting from a change in tax law or from any change in the relevant tax cost to us.

(3) The DAC charge is used to cover our estimated cost of federal income tax treatment of deferred acquisition costs. We do not assess this charge if you purchased the Policy in con nection with an individual qualified plan or in other situations where the premiums received are not subject to the relevant tax provisions.

(4) The surrender charge varies based on the Insured's issue age, gender, smoking status, risk class, and number of years since Policy issue or any increases in Specified Amount. The surrender charge grades to zero over 15 years for Insureds with an issue age of less than 75 (and over 10 years for Insureds with an issue age over 75). The surrender charge shown may not be representative of the charge that a particular Owner will pay. Please see your Policy for more information about the surrender charge that applies to your Policy. You may obtain more information about your surrender charge from your agent or by contacting us at the address noted on the cover page of this prospectus.

(5) The minimum guaranteed and current surrender charge is based on an Insured with the following characteristics: female, issue age 0, surrendering in Policy year 1; the maximum guaranteed and current surrender charge is based on an Insured with the following characteristics: male, standard, non-smoker, age 85, surrendering in Policy year 1.

4 Benefits and risks summary

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The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

------------------------------------------------------------------------------------------------------------------------------------
                                       PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          AMOUNT DEDUCTED
                                                                     ---------------------------------------------------------------
CHARGE                            WHEN CHARGE IS DEDUCTED            GUARANTEED CHARGE               CURRENT CHARGE
------------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE(6)       On Policy Date and each Monthly
                                  Anniversary Day

  O MINIMUM AND MAXIMUM                                              $0.06 to $83.33 per $1,000 of   $0.01 to $21.27 per $1,000 of
    CHARGE(7)                                                        amount at risk                  amount at risk

  O CHARGE FOR A 35 YEAR OLD                                         $0.14 per $1,000 of amount      $0.07 per $1,000 of amount
    MALE, PREFERRED,                                                 at risk                         at risk
    NON-SMOKER, SPECIFIED
    AMOUNT OF $250,000, 0
    YEARS AFTER POLICY ISSUE,
    NON-QUALIFIED PLAN
------------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE             On Policy Date and each Monthly    $5                              $5
                                  Anniversary Day
------------------------------------------------------------------------------------------------------------------------------------
PER $1,000 OF SPECIFIED           On Policy Date and each Monthly
AMOUNT CHARGE(8)                  Anniversary Day during first 10
                                  Policy Years and for 10 years
                                  following an increase in
                                  Specified Amount
  O MINIMUM AND MAXIMUM                                              $0.07 to $0.28 per $1,000       $0.07 to $0.28 per $1,000
    CHARGE(9)                                                        Specified Amount                Specified Amount

  O CHARGE FOR A 35 YEAR OLD                                         $0.08 per $1,000 Specified      $0.08 per $ 1,000 Specified
    MALE, PREFERRED                                                  Amount                          Amount
    NON-SMOKER, SPECIFIED
    AMOUNT OF $250,000, 0
    YEARS AFTER POLICY ISSUE,
    AND NON-QUALIFIED PLAN
------------------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK        Daily                              0.001% (0.35% annually) of      0.001% (0.35% annually) of
CHARGE DAILY Daily                                                   Fund Value in each Subaccount   Fund Value in each Subaccount
------------------------------------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD(10)          On each policy anniversary after   0.75% of Fund Value in the      0.75% of Fund Value in the Loan
                                  a loan is taken, or upon death,    Loan Account for Policy years   Account for Policy years 1-10
                                  surrender, or lapse, if earlier    1-10(0.25% in Policy years      (0.25% in Policy years 11+)
                                                                     11+)
------------------------------------------------------------------------------------------------------------------------------------


(6) The cost of insurance charge, the cost of insurance charge for the Term Life Term Rider, and the cost of insurance charge for the Additional Term Life Insurance Rider vary based on a number of factors, including, but not limited to, the Insured's issue age (or age on date of increase), gender, risk class and the duration of the Policy, and the Specified Amount. The cost of insurance charge shown the table may not be representative of the charge that a particular Owner will pay. Please see your Policy for more information about the guaranteed cost of insurance charge that applies to your Policy. You may obtain more information about your cost of insurance charge from your agent or by contacting us at the address noted on the cover page of thisprospectus.


(7) The minimum guaranteed cost of insurance charge assumes an Insured with the following characteristics: female, smoker, standard, issue age 4, and 0 years since Policy issue; the minimum current cost of insurance charge assumes an Insured with the following characteristics: female, non-smoker, preferred, Specified Amount less than $250,000, issue age 3, and 0 years since Policy issue; the maximum guaranteed cost of insurance charge is based on all Insureds attained age 99; the maximum current cost of insurance charge assumes an Insured with the following characteristics: male, smoker, standard, Specified Amount less than $250,000, issue age 85, and 14 years since Policy issue.

(8) The $1,000 Specified Amount charge varies based on the Insured's issue age (or age on date of increase) gender, risk class, and Specified Amount. The Per $1,000 of Specified Amount Charge shown in the table may not be representative of the charge that a particular Owner will pay. Please see your Policy for more information about the per $1,000 Specified Amount charge that applies to your Policy. You may obtain more information about your per $1,000 Specified Amount charge from your agent or by contacting us at the address noted on the cover page of this prospectus.

(9) The minimum guaranteed and current charge per $1,000 Specified Amount assumes an Insured at age 0 at the time of Policy issue; the maximum guaranteed and current charge per $1,000 Specified Amount assumes an Insured at age 85 at the time of Policy issue with a Specified Amount of less than $500,000.

(10) The loan interest spread is the difference between the amount of interest we charge you on loans and the amount of interest we credit to amounts held in the Loan Account to secure your loans. We guarantee that the maximum interest we charge on loans will not exceed an effective annual rate of 5.0% for Policy years 1-20 (5.25% for Policy years 1-10 for Policies issued before January 6, 2003) and an effective annual rate of 4.25% for Policy years 21 and later (4.75% for Policy years 11 and after for Policies issued before January 6, 2003). We guarantee that the minimum interest we credit to the Loan Account to secure your loans will be at least equal to an effective annual rate of 4.0% (4.5% for Policies issued before January 6,
     2003)

                                                    Benefits and risks summary 5
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
------------------------------------------------------------------------------------------------------------------------------------
                                                       OPTIONAL RIDER CHARGES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          AMOUNT DEDUCTED
                                                                     ---------------------------------------------------------------
RIDER                             WHEN CHARGE IS DEDUCTED            GUARANTEED CHARGE               CURRENT CHARGE
------------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE FOR      On date of issuance of rider and
TERM LIFE TERM RIDER(6)           each Monthly Anniversary Day

  O MINIMUM AND MAXIMUM                                              $0.08 to $10.45 per $1,000 of   $0.04 to $6.59 per $1,000 of
    CHARGE(11)                                                       term insurance                  term insurance

  O CHARGE FOR A 35 YEAR OLD                                         $0.14 per $1,000 of term        $0.07 per $1,000 of term
    MALE, PREFERRED,                                                 insurance                       insurance
    NON-SMOKER, SPECIFIED
    AMOUNT OF $250,000, 0
    YEARS SINCE POLICY ISSUE,
    NON-QUALIFIED PLAN
------------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE FOR      On issuance of rider and each
ADDITIONAL TERM LIFE INSURANCE    Monthly Anniversary Day
RIDER(6)

  O MINIMUM AND MAXIMUM                                              $0.08 to $83.33 per $1,000 of   $0.01 to $23.63 per $1,000 of
    CHARGE(12)                                                       term insurance                  term insurance

  O CHARGE FOR A 35 YEAR OLD                                         $0.14 per $1,000 of term        $0.04 per $1,000 of term
    MALE, NON-SMOKER, 0                                              insurance                       insurance
    YEARS FROM THE ISSUE DATE
    OF THE RIDER
------------------------------------------------------------------------------------------------------------------------------------
ENHANCED MATURITY EXTENSION       On issuance of rider, and each     $0.01 per $1,000 Specified      $0.01 per $ 1,000 Specified
RIDER                             Monthly Anniversary Day            Amount plus term insurance      Amount plus term insurance
------------------------------------------------------------------------------------------------------------------------------------
MATURITY EXTENSION RIDER          No charge                                     --                              --
------------------------------------------------------------------------------------------------------------------------------------
SPOUSE'S YEARLY RENEWABLE         On issuance of rider and each
TERM RIDER/OTHER INSURED TERM     Monthly Anniversary Day
RIDER(13)

  O MINIMUM AND MAXIMUM                                              $0.07 to $6.60 per $1,000 of    $0.07 to $6.60 per $1,000 of
    CHARGE(14)                                                       term insurance                  term insurance

  O CHARGE FOR A 35 YEAR OLD                                         $0.12 per $1,000 of term        $0.12 per $1,000 of term
    FEMALE, NON SMOKER,                                              insurance                       insurance
    PREFERRED, SPECIFIED
    AMOUNT IN FORCE OF
    $250,000, 0 YEARS FROM
    THE ISSUE DATE OF THE
    RIDER
------------------------------------------------------------------------------------------------------------------------------------

6 Benefits and risks summary
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
------------------------------------------------------------------------------------------------------------------------------------
                                                 OPTIONAL RIDER CHARGES (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          AMOUNT DEDUCTED
                                                                     ---------------------------------------------------------------
RIDER                             WHEN CHARGE IS DEDUCTED            GUARANTEED CHARGE               CURRENT CHARGE
------------------------------------------------------------------------------------------------------------------------------------
ACCIDENTAL DEATH AND              On issuance of rider and on each
DISMEMBERMENT RIDER(15)           Monthly Anniversary Day until
                                  the policy anniversary following
                                  the 70th birthday of the Insured.
                                  For issue ages under 5, charges
                                  commence with the policy
                                  anniversary following the 5th
                                  birthday.

  O MINIMUM AND MAXIMUM                                              $0 to $0.17 per $1,000 of        $0 to $0.17 per $1,000 of
    CHARGE(16)                                                       accidental death and             accidental death and
                                                                     dismemberment insurance          dismemberment insurance

  O CHARGE FOR A 35 YEAR OLD                                         $0.09 per $1,000 of accidental   $0.09 per $1,000 of accidental
                                                                     death and dismemberment          death and dismemberment
                                                                     insurance                        insurance
------------------------------------------------------------------------------------------------------------------------------------
PURCHASE OPTION RIDER(15)         On issuance of rider and on each
                                  Monthly Anniversary Day until the
                                  policy anniversary following the
                                  49th birthday of the Insured

  O MINIMUM AND MAXIMUM                                              $0.05 to $0.36 of purchase       $0.05 to $0.36 of purchase
    CHARGE(17)                                                       option insurance                 option insurance

  O CHARGE FOR A 35 YEAR OLD                                         $0.25 per $1,000 of purchase     $0.25 per $1,000 of purchase
                                                                     option insurance                 option insurance
------------------------------------------------------------------------------------------------------------------------------------
WAIVER OF MONTHLY DEDUCTION       On issuance of rider and on each
RIDER(18)                         Monthly Anniversary Day until the
                                  policy anniversary following the
                                  65th anniversary birthday of the
                                  Insured. For issue ages under 5,
                                  charges commence with the policy
                                  anniversary following the
                                  Insured's 5th birthday

  O MINIMUM AND MAXIMUM                                              $0 to $0.29 per $1,000 of        $0 to $0.29 per $1,000 of
    CHARGE(19)                                                       Specified Amount plus Term       Specified Amount plus Term
                                                                     Insurance                        Insurance

  O CHARGE FOR A 35 YEAR OLD                                         $0.01 per $1,000 of Specified    $0.01 per $1,000 of Specified
    MALE, NON-SMOKER,                                                Amount plus Term Insurance       Amount plus Term Insurance
    PREFERRED, SPECIFIED
    AMOUNT OF $250,000, AND
    0 YEARS FROM THE ISSUE
    DATE OF THE RIDER
------------------------------------------------------------------------------------------------------------------------------------

                                                    Benefits and risks summary 7
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
------------------------------------------------------------------------------------------------------------------------------------
                                                 OPTIONAL RIDER CHARGES (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          AMOUNT DEDUCTED
                                                                     ---------------------------------------------------------------
RIDER                             WHEN CHARGE IS DEDUCTED            GUARANTEED CHARGE               CURRENT CHARGE
------------------------------------------------------------------------------------------------------------------------------------
Waiver of Specified Premiums      On issuance of rider and on each
Rider(18)                         Monthly Anniversary Day until the
                                  policy anniversary following the
                                  65th anniversary birthday of the
                                  Insured. For issue ages under 5,
                                  charges commence with the policy
                                  anniversary following the
                                  Insured's 5th birthday

  O MINIMUM AND MAXIMUM                                              $0 to $0.77 per $10 of          $0 to $0.77 per $10 of
    CHARGE(20)                                                       Specified Amount                Specified Amount

  O CHARGE FOR A 35 YEAR OLD                                         $0.06 per $10 of Specified      $0.06 per $10 of Specified
    MALE, NON-SMOKER,                                                Amount                          Amount
    PREFERRED, SPECIFIED
    AMOUNT OF $250,000, 0
    YEARS FROM THE ISSUE DATE
    OF THE RIDER
------------------------------------------------------------------------------------------------------------------------------------
ACCELERATED DEATH BENEFIT         No charge                                     --                                 --
RIDER
------------------------------------------------------------------------------------------------------------------------------------
CHILDREN'S TERM LIFE INSURANCE    On issuance of the rider and on
RIDER(21)                         each Monthly Anniversary Day
                                  until the policy anniversary
                                  following the Insured's 65th
                                  birthday

  O MINIMUM AND MAXIMUM                                              $0.48 to $0.49 per $1,000 of       $0.48 to $0.49 per $1,000 of
    CHARGE(22)                                                       insurance coverage                 insurance coverage

  O CHARGE FOR A 35 YEAR OLD                                         $0.48 per $1,000 of insurance      $0.48 per $1,000 of
    MALE, NON-SMOKER,                                                coverage                           insurance coverage
    PREFERRED, SPECIFIED
    AMOUNT OF $250,000, NO
    WAIVER OF MONTHLY
    DEDUCTION RIDER ATTACHED
    TO THE POLICY, AND 0 YEARS
    SINCE THE ISSUE DATE OF
    THE RIDER
------------------------------------------------------------------------------------------------------------------------------------

(11) The minimum guaranteed charge for this rider assumes an Insured with the following characteristics: female, non-smoker, preferred, issue age 18, 0 years since issue of rider, and minimum Specified Amount of $100,000; the minimum current charge for this rider assumes an Insured with the following characteristics: female, non-smoker, preferred, issue age 20, 0 years since issue of rider, and minimum Specified Amount of $100,000; the maximum guaranteed charge for this rider assumes an Insured with the following characteristics: male, smoker, issue age 79, and minimum Specified Amount of $100,000; the maximum current charge for this rider assumes an Insured with the following characteristics: male, smoker, standard, issue age 60, 19 years since issue of rider, and minimum Specified Amount of $100,000.

(12) The minimum guaranteed charge for this rider assumes an Insured with the following characteristics: female, non-smoker, preferred, issue age 18, 0 years since issue of the rider, and minimum Specified Amount of $100,000; the minimum current charge for this rider assumes an Insured with the following characteristics: female, non-smoker, preferred, issue age 21, minimum Specified Amount of $100,000, and 0 years since issue of the rider; the maximum guaranteed charge for this rider is based on all Insureds at age 99; the maximum current charge for this rider assumes an Insured with the following characteristics: male, smoker, standard, issue age 85, minimum Specified Amount of $100,000, and 15 years since issue of the rider.

(13) The Spouse's Yearly Renewable Term Rider charge varies based on the spouse's gender, age, smoking status, and duration of the Policy. The Spouse's Yearly Renewable Term Rider charge shown in the table may not be representative of the charge that a particular Owner will pay. Please see your Policy for more information about the Spouse's Yearly Renewable Term Rider charge that applies to your Policy. You may obtain more information about your Spouse's Yearly Renewable Term Rider charge from your agent or by contacting us at the address noted on the cover page of the prospectus.

(14) The minimum guaranteed and current charge for this rider assumes an Insured with the following characteristics: female, issue age 18, non-smoker, and 0 years since the issue of the rider; the maximum guaranteed and current charge for this rider assumes an Insured with the following characteristics: male, smoker, issue age 70, and 0 years since the issue of the rider.

(15) The Accidental Death and Dismemberment Rider and Purchase Option Rider charges vary based on the age of the Insured. The Rider charges shown in the table may not be rep resentative of the charge that a particular Owner will pay. Please see your Policy for more information about the Rider charges that apply to your Policy. You may obtain more information about your Rider charges from your agent or by contacting us at the address noted on the cover page of the prospectus.

(16) The minimum guaranteed and current charge for this rider assumes an Insured attained ages 0-4; the maximum guaranteed and current charge for this rider assumes an Insured attained age 69.

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(17) The minimum guaranteed and current charge for this rider assumes an
     Insured issue age 0; the maximum guaranteed and current charge for this rider assumes an Insured issue age 46.

(18) The Waiver of Monthly Deduction Rider and Waiver of Specified Premiums Rider vary based on the Insured's age, gender, and risk class. The Rider charge shown in the table may not be representative of the charge that a particular Owner will pay. Please see your Policy for more information about the Rider charge that applies to your Policy. You may obtain more information about your Rider charges from your agent or by contacting us at the address noted on the cover page of the prospectus.

(19) The minimum guaranteed and current charge for the Waiver of Monthly Deduction Rider assumes Insured attained ages 0-4; the maximum guaranteed and current charge for the Waiver of Monthly Deduction Rider assumes an Insured with the following characteristics: attained age 59, male, smoker.

(20) The minimum guaranteed and current charge for the Waiver of Specified Premiums Rider assumes an Insured attained age 0; the maximum guaranteed and current charge for the Waiver of Specified Premiums Rider assumes an Insured attained age 59.

(21) The Children's Term Life Insurance Rider varies based on the Insured's risk class. The Rider charge shown in the table may not be representative of the charge that a particular Owner will pay. Please see your Policy for more information about the Rider charge that applies to your Policy. You may obtain more information about your Rider charges from your agent or by contacting us at the address noted on the cover page of the prospectus.

(22) The minimum guaranteed and current charge for the Children's Term Life Insurance Rider assumes an Insured in the standard risk class and that a Waiver of Monthly Deduction Rider is not attached to the base Policy; the maximum guaranteed and current charge for the Children's Term Life Insurance Rider assumes an Insured in the standard risk class and that a Waiver of Monthly Deduction Rider is attached to the base Policy.


The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time you own the contract. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear indirectly by investing in the subaccounts. The table reflects total operating expenses for the portfolios for the fiscal year ended December 31, 2009. Expenses of the portfolios may be higher or lower in future years than the figures stated below. FOR MORE INFORMATION ABOUT THE FEES AND EXPENSES DESCRIBED IN THIS TABLE SEE THE PORTFOLIO PROSPECTUSES WHICH ACCOMPANY THIS PROSPECTUS.



------------------------------------------------------------------------------------------------------------------------------------
                                              TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
                                         (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS):
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (including management fees, distribution            Lowest           Highest
and/or service or 12b-1 fees, and other expenses)(1)                                          ------           -------
                                                                                               0.47%            1.50%
------------------------------------------------------------------------------------------------------------------------------------



(1) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2009 and for the underlying portfolios. The "Lowest" represents the total annual operating expenses of the EQ/Money Market. The "Highest" represents the total annual operating expenses of the All Asset Allocation Portfolio.


We may offer other variable life insurance policies which also may invest in the same (or many of the same) Fund portfolios offered under the Policy. These policies may have different charges that could affect their subaccounts' performance, and they may offer different benefits.

                                                    Benefits and risks summary 9
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2. Who is MONY Life Insurance Company of America?

--------------------------------------------------------------------------------

MONY LIFE INSURANCE COMPANY OF AMERICA


We are MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. The Company is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of the Company, and under its other arrangements with the Company and its parent, AXA exercises significant influence over the operations and capital structure of the Company and its parent. AXA holds its interest in the Company through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc., AXA Equitable Financial Services, LLC and MONY Life Insurance Company, a life insurance company. The Company is obligated to pay all amounts that are promised to be paid under the policies. No company other than the Company, however, has any legal responsibility to pay amounts that the Company owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $581.2 billion in assets as of December 31, 2009. The Company is licensed to sell life insurance and annuities in forty-nine states (not including New York), the District of Columbia, Puerto Rico and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our Operations Center as listed below for the purposes described. Please refer to "Telephone/Fax/Web Transactions" for effective dates for processing telephone, Internet, and facsimile requests, later in this prospectus. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:



--------------------------------------------------------------------------------
FOR CORRESPONDENCE WITH CHECKS:
--------------------------------------------------------------------------------
FOR SUBSEQUENT CONTRIBUTIONS SENT BY REGULAR MAIL:
     MONY Life Insurance Company of America
     P.O. Box 5064
     New York, NY 10087-5064

FOR SUBSEQUENT CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
     JPMorgan Chase - Lockbox Processing
     Lockbox - MONY Life Insurance Company of America - LBX 5064
     4 Chase Metrotech Center
     7th Floor East
     Brooklyn, NY 11245



--------------------------------------------------------------------------------
FOR CORRESPONDENCE WITHOUT CHECKS:
--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS,
WITHDRAWALS, OR REQUIRED NOTICES) SENT BY MAIL:
     MONY Life Insurance Company of America
     Policyholder Services
     100 Madison Street
     Syracuse, New York 13202

Your correspondence will be picked up at the mailing address noted above and delivered to our Operations Center. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Operations Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our Operations Center is: 100 Madison Street, Syracuse, New York 13202.


--------------------------------------------------------------------------------
BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------
Customer service representatives are available weekdays from 9AM to 5PM, Eastern Time, at 1-800-487-6669.

--------------------------------------------------------------------------------
BY INTERNET:
--------------------------------------------------------------------------------
You may register for online account access at www.axa-equitable.com. Our website provides access to account information and customer service. After registering, you can view account details, perform certain transactions, print customer service forms and find answers to common questions.

You can also change your allocation percentages, transfer among investment options, make a payment, request a loan, and/or change your address (1) by toll-free phone and assisted service, (2) over the Internet, through axa-equitable.com, or (3) by writing our Operations Center. For more information about the transaction requests you can make by phone, fax or Internet, see "Telephone/fax/Internet transactions" later in this prospectus.

MONY AMERICA VARIABLE ACCOUNT L

We established MONY America Variable Account L as a separate account under Arizona law on February 15, 1985. We divided the Variable Account into subdivisions called Subaccounts. Each Subaccount invests exclusively in shares of a designated portfolio of the Funds.

The assets in the Variable Account belong to us. Assets equal to the reserves and other liabilities of the Variable Account will not be

10  Who is MONY Life Insurance Company of America?
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charged with liabilities that arise from any other business that we conduct.
Income, gains and losses, realized or unrealized, from assets allocated to the Variable Account and of each Subaccount are credited to or charged against the Variable Account and that Subaccount without regard to other income, gains or losses of the Company. We reserve the right to credit or charge a Subaccount in a different manner if required, or appropriate, by reason of a change in law. We may from time to time transfer to our General Account, assets which exceed the reserves and other liabilities of the Variable Account. We may withdraw amounts from MONY America Variable Account L that represent our investments in MONY America Variable Account L or that represent fees and charges under the policies that we have earned.

CHANGES TO THE VARIABLE ACCOUNT

We may add new Subaccounts that are not available under the Policy. We may substitute a portfolio for another portfolio of that Fund or of another Fund, if in our judgment, the portfolio no longer suits the purposes of the Policy due to a change in its investment objectives or restrictions. The new portfolio may have higher fees and charges than the one it replaced, and not all portfolios may be available to all classes of Policies. No substitution may take place without prior notice to you and prior approval of the SEC and insurance regulatory authorities, to the extent required by the Investment Company Act of 1940 (the "1940 Act") and applicable law.

We may also, where permitted by law:

o combine the Variable Account with any of our other separate accounts;

o transfer assets of the Variable Account to another separate account;

o add new Subaccounts to, or remove existing Subaccounts from, the Variable Account;

o make Subaccounts (including new Subaccounts) available to such classes of Polices as we may determine;

o add new Funds or remove existing Funds;

o deregister the Variable Account under the 1940 Act; and

o operate the Variable Account under the direction of a committee or in any other form permitted by law.

We will notify you of any changes we make.

                              Who is MONY Life Insurance Company of America?  11
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3. The Portfolios

--------------------------------------------------------------------------------

Although the investment objectives and policies of certain Funds or their portfolios are similar to the investment objectives and policies of other Funds or portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to any other Fund or portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, expenses, and other factors all contribute to differences in performance. For all of these reasons, you should expect investment results to differ. In particular, certain Funds or portfolios available through the policy may have names similar to Funds or portfolios not available through the policy. The performance of any Fund or portfolio not available through the policy is not indicative of performance of the similarly named Fund or portfolio available through the Policy.

The AXA Allocation Portfolios offer policy owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to policy owners and/or suggest, incidental to the sale of this policy, that policy owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios than certain other portfolios available to you under your policy. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Variety of investment options" under "Policy benefits" for more information about your role in managing your allocations.

The following table lists the portfolios that correspond to the subaccounts of MONY America Variable Account L that are currently available to you under the policy, their objective, and the names of the portfolio investment adviser and sub-advisers, as applicable. Before you choose a subaccount to which to allocate your net premium payments and to transfer Fund Value, carefully read the prospectus for each Fund, along with this prospectus. Please call your agent or our Operations Center to obtain Fund prospectuses. There is no assurance that any of the portfolios will meet objectives. We do not guarantee any minimum value for amounts allocated to MONY America Variable Account L. You bear the investment risk of investing in the portfolios. Also, please note that AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                OBJECTIVE                                                  AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST --
CLASS A SHARES
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR     Seeks high total return through a combination of current   o Pacific Investment Management Company LLC
 BOND                         income and capital appreciation
                                                                                         o Post Advisory Group, LLC

                                                                                         o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST --
CLASS B SHARES
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Seeks long-term capital appreciation.                      o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Seeks a high level of current income.                      o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a         o AXA Equitable
 ALLOCATION                   greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       Seeks long-term capital appreciation and current income.   o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current income,   o AXA Equitable
 ALLOCATION                   with a greater emphasis on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP        Seeks long-term growth of capital.                         o AXA Equitable
 GROWTH
                                                                                         o BlackRock Investment Management, LLC

                                                                                         o Eagle Asset Management, Inc.

                                                                                         o Wells Capital Management Inc.
------------------------------------------------------------------------------------------------------------------------------------


12 The Portfolios
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
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                OBJECTIVE                                                  AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST --
CLASS IA SHARES
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL    Seeks to achieve long-term growth of capital.              o AllianceBernstein L.P.
 CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX            Seeks to achieve a total return before expenses that       o SSgA Funds Management, Inc.
                              approximates the total return performance of the Barclays
                              Capital U.S. Aggregate Bond Index ("Index"), including
                              reinvestment of dividends, at a risk level consistent
                              with that of the Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR        Seeks to achieve long-term capital appreciation.           o AXA Equitable
 EQUITY
                                                                                         o BlackRock Investment Management, LLC

                                                                                         o Morgan Stanley Investment Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT    Seeks to achieve a total return before expenses that       o SSgA Funds Management, Inc.
 BOND INDEX                   approximates the total return performance of the Barclays
                              Capital Intermediate Government Bond Index ("Index"),
                              including reinvestment of dividends, at a risk level
                              consistent with that of the Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS       Seeks to achieve capital appreciation.                     o AXA Equitable

                                                                                         o AllianceBernstein L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND     Seeks to achieve capital appreciation and growth of        o Lord, Abbett & Co. LLC
 INCOME                       income without excessive fluctuation in market value.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX              Seeks to achieve a total return before expenses that       o SSgA Funds Management, Inc.
                              approximates the total return performance of the S&P
                              Mid Cap 400 Index, including reinvestment of dividends,
                              at a risk level consistent with that of the S&P Mid
                              Cap 400 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS         Seeks to achieve long-term capital appreciation.           o AXA Equitable

                                                                                         o SSgA Funds Management, Inc.

                                                                                         o Wellington Management Company LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET               Seeks to obtain a high level of current income,            o The Dreyfus Corporation
                              preserve its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP     Seeks to achieve capital growth.                           o Morgan Stanley Investment Management Inc.
 GROWTH(1)
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST --
CLASS IB SHARES
------------------------------------------------------------------------------------------------------------------------------------
ALL ASSET ALLOCATION          Seeks long-term capital appreciation and current           o AXA Equitable
                              income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY     Seeks to achieve a combination of growth and income to     o Boston Advisors, LLC
 INCOME                       achieve an above-average and consistent total return.

------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY RESPON-   Seeks to achieve long-term capital appreciation.           o Calvert Asset Management Company, Inc.
 SIBLE
                                                                                         o Bridgeway Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY        Seeks to maximize capital appreciation.                    o GAMCO Asset Management Inc.
 VALUE
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL          Seeks to achieve capital appreciation.                     o Montag & Caldwell, Inc.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND     Seeks to generate a return in excess of traditional        o Pacific Investment Management Company,
                              money market products while maintaining an emphasis          LLC
                              on preservation of capital and liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME      Seeks to achieve total return through capital              o UBS Global Asset Management
                              appreciation with income as a secondary consideration.       (Americas) Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                                               The Portfolios 13
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
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                OBJECTIVE                                                  AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST --
CLASS 2 SHARES
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES        The Fund's investment goal is to maximize income       o Franklin Advisers, Inc.
 FUND                             while maintaining prospects for capital
                                  appreciation.
------------------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds
(INVESCO VARIABLE INSURANCE
FUNDS) -- SERIES I SHARES
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES   The fund's investment objective is capital growth.     Invesco Advisers, Inc.
 FUND(2)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH        The fund's investment objective is capital growth.     Invesco Advisers, Inc.
 CARE FUND(3)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY           The fund's investment objective is capital growth.     Invesco Advisers, Inc.
 FUND(4)
------------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES --
SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------------
FORTY PORTFOLIO                   Seeks long-term growth of capital.                     o Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
OVERSEAS PORTFOLIO                Seeks long-term growth of capital.                     o Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE
TRUST(SM) -- INITIAL CLASS
SHARES
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES           To seek total return.                                  o Massachusetts Financial Services Company
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE
TRUST -- ADMINISTRATIVE
CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL BOND PORTFOLIO             Seeks to maximize total return, consistent with        o Pacific Investment Management Company
 (UNHEDGED)                       preservation of capital and prudent investment           LLC
                                  management.
------------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL
FUNDS. INC. -- SHARE CLASS I+
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL VALUE EQUITY               Seeks long-term capital appreciation by investing      Morgan Stanley Investment Management Inc.
 PORTFOLIO+                       primarily in equity securities of issuers throughout
                                  the world, including U.S. issuers.
------------------------------------------------------------------------------------------------------------------------------------



+ Pending a shareholder vote, certain portfolios in the Universal Institutional
  Funds, Inc. are expected to be merged into the Invesco Variable Insurance Funds on or about June 1, 2010. On that date, the Global Value Equity Portfolio is expected to be merged into the Invesco Van Kampen V.I. Global Value Equity Fund. No changes to the investment objec tive or financial history are expected to occur as a result of the merger.


* The table below reflects the portfolio's former name in effect until on or about May 15, 2010, subject to regulatory approval. The number in the "Footnote No." column corre sponds with the number contained in the table above.



  ------------------------------------------------------------------------------
  FOOTNOTE NO.    PORTFOLIO'S FORMER NAME
  ------------------------------------------------------------------------------
                  EQ ADVISORS TRUST
  ------------------------------------------------------------------------------
      1           EQ/Van Kampen Mid Cap Growth
  ------------------------------------------------------------------------------
                  AIM VARIABLE INSURANCE FUNDS (FORMER TRUST NAME)
  ------------------------------------------------------------------------------
      2           AIM V.I. Financial Services Fund
  ------------------------------------------------------------------------------
      3           AIM V.I. Global Health Care Fund
  ------------------------------------------------------------------------------
      4           AIM V.I. Technology Fund
  ------------------------------------------------------------------------------


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. SHARE CLASSES, WHERE APPLICABLE, ARE DEFINED IN THE CORRESPONDING FUND PROSPECTUS. THE PROSPECTUSES FOR THE FUND CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF FUND PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-487-6669.

14 The Portfolios
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YOUR RIGHT TO VOTE PORTFOLIO SHARES

As required by law, we will vote portfolio shares held in the Variable Account at any regular and special meetings of the shareholders of the Funds. We will exercise these voting rights based on the instructions received from Owners having the voting interest in corresponding Subaccounts of the Variable Account. We may elect to vote the shares of the Funds in our own right if the 1940 Act or any regulations thereunder is amended, and as a result, we determine that it is permitted to vote the shares of the Funds in our right.

We will determine the number of votes which you have the right to cast by dividing your Fund Value in a Subaccount that corresponds to the portfolio by $100. Fractional votes will be counted. The number of Owner votes will be determined as of the date we set. However, such date will not be more than 90 days before the date established by the corresponding Fund for determining shareholders eligible to vote at that Fund's meeting. If required by the SEC, we reserve the right to determine the voting rights in a different fashion. You may cast your voting instructions in person or by proxy.

We will vote portfolio shares for which we received no timely instructions in proportion to the voting instructions which are received for all Policies participating in that Subaccount. One result of proportional voting is that a small number of policy owners may control the outcome of a vote. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

DISREGARD OF VOTING INSTRUCTIONS

We may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, we may disregard voting instructions of changes initiated by Owners or the investment adviser (or portfolio manager) of a portfolio. Our disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purpose, and considering the effect the change would have on us. If we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Owners.

                                                              The Portfolios  15
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4. The Guaranteed Interest Account

--------------------------------------------------------------------------------

Due to certain exemptive and exclusionary provisions of the federal securities laws, we have not registered interests in the Guaranteed Interest Account or our General Account under the Securities Act of 1933 or under the 1940 Act. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account.

Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Guaranteed Interest Account, please see your Policy.

You may allocate all or a portion of your net premiums and transfer Fund Value to our Guaranteed Interest Account. Amounts allocated to the Guaranteed Interest Account become part of the General Account, which supports insurance and annuity obligations. The amounts allocated to the General Account are subject to the liabilities arising from the businesses we conduct. Subject to applicable law, we have sole discretion over the investment of the assets of its General Account.

We guarantee that we will credit the Fund Value in the Guaranteed Interest Account with a minimum interest rate of 0.0107% compounded daily, for a minimum effective annual rate of 4.0%. However, in some states and/or if we issued your Policy before January 6, 2003, we guarantee that we will credit the Fund Value in the Guaranteed Interest Account with a minimum interest rate of 0.0121% compounded daily, for a minimum effective annual rate of 4.5%. We may, in our sole discretion, declare current interest in excess of the 4.0% annual rate. We may declare excess interest based on such factors including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. We cannot predict or guarantee future excess interest rates.

Before the beginning of each calendar month, we will declare an interest rate. The declared rate will apply to premium payments and transfers into the Guaranteed Interest Account made during the calendar month. To obtain the rate, please contact your agent. The calendar year and month the payment or transfer is made determines the "generation" of such monies. The current interest may be credited from the date of the payment or transfer for a period of 12 months beginning the first day of the monthly generation to which the payment or transfer is assigned. After the first 12 months, a renewal interest rate may be declared for a new 12-month period. At the end of the renewal period, all monies will earn an interest rate which is declared monthly and applies for a one-month period. Any rate we declare in excess of the minimum interest rate may be changed or discontinued by us at anytime after it is declared, but such change or discontinuance will only affect the crediting of interest that accrues after the change or discontinuance.

We bear the full investment risk for Fund Value allocated to the Guaranteed Interest Account.

16  The Guaranteed Interest Account
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5. The Policy

--------------------------------------------------------------------------------

We designed the Policy to meet the needs of individuals as well as for corporations who provide coverage and benefits for key employees.

APPLYING FOR A POLICY

To purchase a Policy, you must complete an application and then have your agent submit it to us at our Operations Center. After you have done this, it can sometimes take several weeks for us to gather and evaluate the information we need to decide whether to issue a Policy to you and if so, what the Insured's risk class should be. After we approve an application for a Policy and assign the appropriate risk class, we will prepare the Policy for delivery.

You must pay an initial premium of a sufficient amount before or at the time we deliver your Policy. (If you submit your initial premium with your application, we will place your premium in our General Account where it will earn interest at an effective annual rate of at least 4.0% -- in some states and/or if we issued your Policy before January 6, 2003, your premium will earn interest at an effective annual rate of 4.5%). See "Premiums". Coverage generally becomes effective on the Policy Date. We will not pay a Death Benefit before the Policy Date unless temporary insurance coverage, as discussed below, was in effect.

We will issue a Policy covering an Insured who is up to and including age 85, providing we receive evidence of insurability that satisfies us. If a qualified plan will own the Policy, the Insured cannot be more than 70 years old. Required evidence of insurability may include, among other things, a medical examination of the Insured. We may reject an application for any lawful reason.

TEMPORARY INSURANCE COVERAGE

You may apply for temporary insurance coverage. To be eligible for such coverage, the Insured must be between the ages of 15 days and 71 years old and must be able to satisfactorily answer several health questions. Your initial premium must be in the amount of at least the Minimum Monthly Premium (see below) for the Policy for which you applied. This coverage will take effect on the date you sign the application and pay the premium. Temporary insurance coverage will end on the earliest of:

o the policy release date (i.e., the date we authorize the Policy to be delivered to you), if the Policy is issued as applied for;

o the 15th day after the policy release date or the date the Policy takes effect, if the policy is issued other than as applied for;

o no later than 90 days from the date the temporary insurance agreement is signed;

o the 45th day after the form is signed if you have not finished the last required medical exam;

o 5 days after we send notice to you that we declined to issue any Policy; and

o the date you tell us that the Policy will be refused.

We will pay a Death Benefit if the Insured dies during the period of temporary coverage. This Death Benefit will be:

1. the insurance coverage applied for (including any optional riders) up to $500,000, less

2. the deductions from premium and the monthly deduction due prior to the date of death.

We hold the premiums paid for temporary insurance coverage in our General Account until the policy release date. If we issue the Policy, we will apply these amounts to your Policy. Please contact your agent and see the Statement of Additional Information for more information about temporary insurance coverage.

BACKDATING

We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the record date so that you can obtain lower insurance rates, based on a younger insurance age. We will not backdate a Policy for more than six months (a shorter period is required in certain states) before the date of your application. For a backdated Policy, Monthly Deductions will begin on the backdated Policy Date. You therefore will incur charges before you otherwise would have if you had not backdated your Policy, and your initial premium payment must be in an amount sufficient to cover the extra Monthly Deduction charges for the backdating period.

OWNER

You have all of the rights and benefits under the Policy while the Insured is living. These rights include the right to change the Beneficiary, to assign the Policy, to transfer Fund Value, or make full or partial surrenders. Assigning the Policy, and full and partial surrenders may have tax consequences.

CANCELING THE POLICY

This is provided for informational purposes only. Since these policies are no longer available to new purchasers, this cancellation provision is no longer applicable.

You may cancel a Policy during the "Right to Return Policy" period by returning it to us at our Operations Center, or to the agent who sold it, and receive a refund of the full amount of the premium paid. The Right to Return Policy period runs for 10 days (or longer in certain states) after you receive the Policy.

                                                                  The Policy  17
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6. Premiums

--------------------------------------------------------------------------------

GENERAL

We will usually credit your initial premium payment to the Policy on the later of the date we approve your Policy or the date we receive your payment. We will credit any subsequent premium to the Policy on the Business Day we receive it at our Operations Center. If you submit your premium payment to your agent, we will not begin processing the premium payment until we have received it from your agent's selling firm.

The total premiums you pay may not exceed guideline premium limitations for the insurance set forth in the Internal Revenue Code of 1986, as amended (the "Code"). We may reject any premium, or any portion of a premium, that would result in the Policy being disqualified as life insurance under the Code. We will refund any rejected premium. We will tell you before we process a transaction, whether once we process the transaction, your Policy is in jeopardy of becoming a modified endowment contract under the Code. Further, we reserve the right to reject all or a portion of any premium payment if part (b) (Fund Value on the date of the Insured's death multiplied by a death benefit percentage) under either Death Benefit Option 1 or Death Benefit Option 2 is in effect.

We will refund any rejected premium. We will tell you before we process a transaction, whether once we process the transaction, your Policy is in jeopardy of becoming a modified endowment contract under the Code.

INITIAL PREMIUM

You must pay an amount equal to at least the Minimum Monthly Premium to put the Policy in effect. However, if you want to pay premiums less often than monthly, the premium required to put the Policy in effect is equal to the Minimum Monthly Premium multiplied by 12 divided by the frequency of the scheduled premium payments.

We base your Minimum Monthly Premium on a number of factors. These factors include:

1. your Specified Amount;

2. any riders you added to the Policy; and

3. the Insured's age, smoking status, gender (unless unisex rates apply), and risk class.

We show the Minimum Monthly Premium in your Policy. After you pay this initial premium, subject to the limitations described below, you may choose the amount and frequency of premium payments to reflect your varying financial conditions.

TAX-FREE "SECTION 1035" EXCHANGES

You can generally exchange one life insurance policy for another on the life of the same insured in a "tax-free exchange" under Section 1035 of the Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy and there will be a new Surrender Charge for this Policy. Other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

SCHEDULED PREMIUMS

Your initial Minimum Monthly Premium is the only premium payment you must make under the Policy. However, you greatly increase your risk of Policy termination if you do not regularly pay premiums at least as large as the Minimum Monthly Premium. Paying your Minimum Monthly Premiums will not necessarily keep your Policy in force. Additional premiums may be necessary to keep the Policy in force.

You may make your premium payments according to the schedule you established when you applied for the Policy. This scheduled premium payment provides for the payment of level premiums at fixed intervals over a specified period of time, and equals, at least, the Minimum Monthly Premium multiplied by 12 divided by the scheduled premium payment frequency. We will send you a premium reminder notice for the scheduled premium payment amount on an annual, semiannual or quarterly basis, at your option.

You should consider changing the amount of your scheduled premium payments if:

  o you change your Specified Amount;

  o you change your Death Benefit option;

  o you change or add a rider;

  o you take a partial surrender when you have elected Death Benefit Option 1 (see "Death Benefits"); or you select Subaccounts that experience adverse investment performance.

You can change the amount and interval of payment of scheduled premiums at any time by writing us at our Operations Center. However, the new payment interval must satisfy our rules in use at the time of the change.

We will issue an endorsement to your Policy after an increase in Specified Amount that will provide you with the increased Minimum Monthly Premium amount.

Please note: During the first three Policy Years or the three Policy Years following an increase in Specified Amount (if that increase became effective during the first three Policy Years), premiums paid less partial surrenders (excluding their fees) and any Outstanding Debt must at least equal the Minimum Monthly Premium times the number of months the Policy has been in force.

18  Premiums
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ELECTRONIC PAYMENTS

You may have your bank automatically pay your premiums to us. If you authorize us, we will withdraw premiums from your bank account each month by electronic funds transfer. Based on your Policy Date, we may require that up to two Minimum Monthly Premiums be paid in cash before premiums may be paid by electronic funds transfer to the Company.

UNSCHEDULED PREMIUMS

In general, you may make premium payments at any time and in any amount. However, we may reject or limit any unscheduled premium payment that would result in an immediate increase in the Death Benefit payable, unless you provide us with satisfactory evidence of insurability at the time of payment. If satisfactory evidence of insurability is not received, we may return the payment in whole or in part. In addition, we will reject all or a part of a premium payment and return it to you if the premium would exceed the maximum premium limitations prescribed by the federal income tax law definition of life insurance.

REPAYMENT OF OUTSTANDING DEBT

We will treat payments you send to us as premium payments, and not as repayment of Outstanding Debt, unless you request otherwise. If you request that the payment be treated as a repayment of Outstanding Debt, any part of a payment that exceeds the amount of Outstanding Debt will be applied to your Fund Value as a premium payment. Applicable taxes and sales charges are only deducted from any payment that constitutes a premium payment.

ALLOCATING PREMIUMS

When you apply for a Policy, you specify the percentage of your net premium payments we are to allocate to the Subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages, no allocation may be for less than 5% of a net premium, and allocation percentages must total 100%. You may change your allocations at any time by writing or calling our Operations Center. The change will apply to the net premium payments on the Business Day we receive your instructions.

We will allocate your initial premium payment to our General Account until the end of the "Right to Return Policy" period. At the end of that period, we will transfer your net premium to the Subaccounts and/or Guaranteed Interest Account you designated. After the "Right to Return Policy" period, we will allocate your net premiums to the Subaccounts and/or Guaranteed Account on the Business Day that we receive the premium payment.

You may also elect to change allocation instructions for future premiums via the Internet by completing a transaction authorization form online at www.axa-equitable.com. See "Payments and telephone/fax/ Internet transactions".

If you make an unscheduled premium payment, you may specify an allocation choice that differs from your allocation choice for your scheduled premium payments. This choice will not change your allocation choice for future scheduled premium payments. Your allocation must be whole numbers only, each allocation must be for at least 5% of the unscheduled net premium, and the total must be 100% of the unscheduled net premium.

                                                                    Premiums  19
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7. How your Fund Value varies

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FUND VALUE

Fund Value is the entire amount we hold under your Policy for you. Fund Value serves as the starting point for calculating certain values under a Policy. It is the sum of the total amount under the Policy in each Subaccount, the amount held in the Guaranteed Interest Account, and the amount held in the Loan Account. We determine Fund Value first on your Policy Date, and after that, on each Business Day. Your Fund Value will vary to reflect the performance of the Subaccounts to which you have allocated amounts and interest we credit on amounts in the Guaranteed Interest Account, and will also vary to reflect Outstanding Debt, charges for the Monthly Deduction, mortality and expense risk charges, partial surrenders, and loan repayments. Your Fund Value may be more or less than the premiums you paid.

CASH VALUE

Cash Value on any Business Day is Fund Value reduced by any surrender charge and any Outstanding Debt.

SUBACCOUNT VALUES

On any Business Day, the value of a Subaccount equals the number of Units we credit to the Policy multiplied by the Unit value for that Day. We make the calculation before the purchase or redemption of Units on that Day.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into Units. When you make allocations to a Subaccount, either by premium allocation, transfer of Fund Value, transfer of loan interest from the General Account, or repayment of a loan, we credit your Policy with Units in a Subaccount. When we assess the Monthly Deduction, and when you take a loan, a partial surrender, or transfer from a Subaccount, we decrease the number of Units you hold in a Subaccount.

SUBACCOUNT UNIT VALUE

We arbitrarily set the Unit value for each Subaccount at $10 when we established the Subaccount. After that, a Subaccount's Unit value varies to reflect the investment experience of the underlying portfolio, and may increase or decrease from one Business Day to the next. We determine Unit value by subtracting (b) from (a) and dividing the result by (c), where:

(a) is the per share net asset value on the Business Day of the appli cable fund portfolio in which the Subaccount invests times the number of such shares held in the Subaccount before the purchase or redemption of any shares on that Day.

(b) is the mortality and expense risk charge accrued as of that Busi ness Day.

(c) is the total number of Units held in the Subaccount on the Busi ness Day before the purchase or redemption of any Units on that Day.

GUARANTEED INTEREST ACCOUNT VALUE

On any Business Day, Fund Value in the Guaranteed Interest Account is:

o the accumulated value with interest on the net premiums allocated and amounts transferred to, the Guaranteed Interest Account before that Day; minus

o withdrawals from the Guaranteed Interest Account before that Day for any partial surrender and its fee, any amounts transferred from the Guaranteed Interest Account and the transfer charge, if any, and any Monthly Deductions.

20  How your Fund Value varies
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8. Transfers

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After the Right to Return Policy period has ended, you may transfer all or a portion of your Fund Value between and among the Subaccounts of the Variable Account and the Guaranteed Interest Account subject to certain conditions. Transfers from a Subaccount will take effect at the end of the Business Day we receive your request at our Operations Center. Transfers from the Guaranteed Interest Account will take effect on the policy anniversary, or if later, on the Business Day that falls on, or next follows, the date we receive your request at our Operations Center. You may also elect to transfer Fund Value or change allocation instructions for future premiums via the Internet by completing a transaction authorization form online at www.axa-equitable.com. See "Payments and telephone/fax/Internet transactions." We may postpone transfers to, from, or among the Subaccounts under certain circumstances. See "Payments and telephone/fax/Internet transactions."

We restrict transfers from the Guaranteed Interest Account. You may only transfer Fund Value from the Guaranteed Interest Account once each Policy Year. We must receive your request to transfer Fund Value from the Guaranteed Interest Account within 10 days before or 30 days after a policy anniversary.

When thinking about a transfer of Fund Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. We consider a request for a transfer to be one transaction. We may charge for transfers. See "Charges and deductions."

Please see "Variety of investment options" under "Policy benefits" in "Benefits and risks summary" for more information about your role in managing your allocations.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the subaccounts invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

We offer subaccounts with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as subaccounts with underlying portfolios of outside trusts with which AXA Equitable has entered into participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same subaccount within a five business day period as potentially disruptive transfer activity. Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

                                                                   Transfers  21
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When a policy is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the policy owner explaining that the Company has a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity The current and any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.

Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

22  Transfers
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9. Death Benefits

--------------------------------------------------------------------------------

As long as your Policy is in effect and before the maturity date, we will pay the Death Benefit proceeds upon receipt at our Operations Center of satisfactory proof of the Insured's death. We may postpone payment of the death benefit under certain conditions. See "Payments and telephone/fax/Internet transactions." We will pay the proceeds to the Beneficiary.

AMOUNT OF DEATH BENEFIT PROCEEDS PAYABLE

The amount of Death Benefit proceeds payable equals:

1. the Policy's Death Benefit; plus

2. any insurance proceeds provided by rider; less

3. any Outstanding Debt, and if the death of the Insured occurs dur ing any period for which a Monthly Deduction has not been made, any Monthly Deduction that may apply to that period, including the deduction for the month of death.

Under certain circumstances, we may further adjust the amount of the Death Benefit proceeds payable. See "Incontestability," and "Misstatement of age or sex," and "Suicide exclusion."

DEATH BENEFIT OPTIONS

When you apply for a Policy, you have to make three choices about your Death Benefit. First, you must select the death benefit compliance test; second, you must tell us how much life insurance you want on the Insured; and finally, you must select a Death Benefit option.

The Policy must satisfy alternative death benefit compliance tests to qualify as life insurance under section 7702 of the Code: the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test. Each test effectively requires that the Policy's Death Benefit, plus any outstanding loans and accrued interest thereon, and any unpaid Monthly Deductions, always be equal to or greater than the Fund Value multiplied by a certain death benefit percentage. Under the Cash Value Accumulation test, the death benefit percentages vary by Insured's attained age, gender and smoking status and in general, will not limit the amount you can pay into the Policy; under the Guideline Premium/Cash Value Corridor Test, the death benefit percentages vary by the Insured's attained age, and will limit the amount you pay into the Policy. Your minimum Death Benefit will generally be larger should you select the Cash Value Accumulation Test, while your Fund Value will generally be greater in the long term under the Guideline Premium/Cash Value Corridor Test because your amount at risk will be lower which may result in lower cost of insurance charges in later Policy Years. In most situations, the Death Benefit that results from the Cash Value Accumulation Test will be more than the Death Benefit that results from the Guideline Premium/Cash Value Corridor Test. However, under the Guideline Premium/Cash Value Corridor Test, the premiums you pay into the Policy will be limited. Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums as long as there is enough Death Benefit in relation to Fund Value at all times. Once you choose the test, you cannot change it.

You also must tell us how much life insurance coverage you want on the life of the Insured. We call this the Specified Amount. The minimum Specified Amount is $100,000.

Finally, you tell us whether you want Death Benefit Option 1 or Death Benefit Option 2. If you prefer to have premium payments and any favorable investment performance reflected partly in the form of an increasing Death Benefit, you should consider choosing Death Benefit Option 2. If you are satisfied with the amount of the Insured's existing insurance coverage and prefer to have premium payments and any favorable investment performance reflected to the maximum extent in Fund Value (thus reducing cost of insurance charges) you should consider choosing Death Benefit Option 1. Subject to certain restrictions, you may change your Death Benefit Option, see below.

Under Death Benefit Option 1, your Death Benefit will be the greater of:

a. the Specified Amount in effect on the date of the Insured's death plus any additional term life insurance you may have selected, or

b. Fund Value on the date of the Insured's death multiplied by a death benefit percentage.

Your death benefit percentage will vary by the definition of life insurance you selected. A table showing the death benefit percentages is in your Policy. If you want to have favorable investment performance reflected in increasing Fund Value, and not in increasing insurance coverage, you should choose Option 1.

Under Death Benefit Option 2, your Death Benefit will be the greater of:

a. the Specified Amount in effect on the date of the Insured's death plus any additional term life insurance you may have selected, plus Fund Value on the date of the Insured's Death, or

b. Fund Value on the date of the Insured's death multiplied by a death benefit percentage.

The death benefit percentage is the same as that used for Option 1. The Death Benefit in Option 2 will always vary as Fund Value varies. If you want to have favorable investment performance reflected in increased insurance coverage, you should choose Option 2.

EXAMPLES OF OPTIONS 1 AND 2

The following examples demonstrate how we calculate the Death Benefit under Options 1 and 2. The examples show two Policies with the same Specified Amount, but Fund Values vary as shown. We assume that the Insured is age 65 at the time of death and that there is no Outstanding Debt.

We also assume that you selected the Guideline Premium Test. Policy 1 shows what your Death Benefit would be for a Policy with low Fund Value. Policy 2 shows what your Death Benefit would be for a Policy with a higher Fund Value.

                                                              Death Benefits  23
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
--------------------------------------------------------------------------------
                                   POLICY 1                POLICY 2
--------------------------------------------------------------------------------
Specified Amount                  $ 100,000               $ 100,000
Fund Value on Date of Death       $  35,000               $  85,000
Death Benefit Percentage                120%                    120%
Death Benefit under Option 1      $ 100,000               $ 102,000
Death Benefit under Option 2      $ 135,000               $ 185,000
--------------------------------------------------------------------------------

CHANGING DEATH BENEFIT OPTIONS

You may change the Death Benefit option under your Policy by writing us at our Operations Center. If you change from Death Benefit Option 1 to Death Benefit Option 2, you must provide us with satisfactory evidence of insurability. We do not require evidence of insurability if you change from Death Benefit Option 2 to Death Benefit Option 1. The effective date of a change will be the Monthly Anniversary Day on or next after we accept the change.

If you change from Death Benefit Option 1 to Death Benefit Option 2, we will reduce your Policy's Specified Amount by the amount of the Policy's Fund Value at the date of the change. We will not permit you to change from Death Benefit Option 1 to Death Benefit Option 2 if the change would result in a new Specified Amount of less than $100,000.

If you change from Death Benefit Option 2 to Death Benefit Option 1, we will increase the Specified Amount of your Policy by the amount of the Policy's Fund Value at the date of the change. The change to Death Benefit Option 1 will generally reduce the Death Benefit payable in the future.

We will automatically change your Death Benefit option to Death Benefit Option 2 if the Insured becomes disabled and the Waiver of Specified Premium rider or a Waiver of Monthly Deduction Benefit rider is in effect. Additional information about the riders available under the Policy is available from your agent and in the Statement of Additional Information. Please also see "2009 or later increases in benefits or coverage, addition of riders, or certain other policy changes" under "Tax considerations" for additional information.

A change in the Death Benefit option may affect the monthly cost of insurance charge since this charge varies with the amount at risk. Generally, the amount at risk is the amount by which the Death Benefit exceeds Fund Value. See "Deductions from Fund Value -- The Monthly Deduction." If the Policy's Death Benefit is not based on the death benefit percentage under Death Benefit Option 1 or Death Benefit Option 2, changing from Option 2 to Option 1 will generally decrease the amount at risk. Therefore, this change may decrease the cost of insurance charges. Changing from Death Benefit Option I to Death Benefit Option 2 will generally result in an amount at risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time because the cost of insurance rates increase with the Insured's age. Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before changing the Death Benefit Option.

CHANGING THE SPECIFIED AMOUNT

You may change the Specified Amount under your Policy subject to the conditions described below.

Increasing the Specified Amount will generally increase your Policy's Death Benefit. Decreasing the Specified Amount will generally decrease your Policy's Death Benefit. The amount of change in the Death Benefit depends on (1) the Death Benefit option chosen, and (2) whether the Death Benefit under the Policy is being computed using the death benefit percentage at the time of the change. Changing the Specified Amount could affect the subsequent level of Policy values. For example, an increase in Specified Amount may increase the amount at risk, which will increase your cost of insurance charges over time. Conversely, a decrease in Specified Amount may decrease the amount at risk, which may decrease your cost of insurance over time. We offer a term life insurance rider. Depending on your circumstances, it may be more cost effective for you to purchase this rider rather than increasing your Specified Amount. Please also see "2009 or later increases in benefits or coverage, addition of riders, or certain other policy changes" under "Tax considerations" for additional information.

We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. However, changing the Specified Amount may have other tax consequences. You should consult a tax adviser before changing the Specified Amount.

INCREASES

o You may increase the Specified Amount by submitting a written application and evidence of insurability to us at our Operations Center. The increase will take effect on the Monthly Anniversary Day that falls on, or next follows, the date we approve it.

o You can only increase the Specified Amount until the Insured's age 85 (Insured's age 70 for individual qualified plans).

o You may not increase your Specified Amount if Monthly Deductions are being waived under the Waiver of Monthly Deduction rider, or premiums are being waived under the Waiver of Specified Premiums rider.

o Your cost of insurance charges will increase.

o The increase will create a new "coverage segment." There will be a surrender charge associated with this coverage segment. We will allocate Fund Value after the increase first to the original coverage segment, and then to each coverage segment in order of the increases.

o Your Minimum Monthly Premium will increase, and we will make this adjustment prospectively to reflect the increase.

o If the Specified Amount is increased when a premium payment is received, we will process the increase before we process the premium payment.

DECREASES

o You may decrease the Specified Amount (or the amount of term insurance added by rider) by submitting a written application to us at our Operations Center. The decrease will take effect on the Monthly Anniversary Day that falls on, or next follows, the date we approve it.

o You may not decrease the Specified Amount below $100,000.

24  Death Benefits
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o We will apply decreases in your Specified Amount in the following order:

   1. against the most recent increase, regardless if it is Specified Amount increase or additional term life insurance rider amount increase;

   2. against the next most recent increases successively, regard less if it is Specified Amount increase or additional term life insurance rider amount increase;

   3. against additional term life insurance rider amount provided under the original application; and

   4. against insurance provided by the Specified Amount under the original application.

o Your Minimum Monthly Premium will not be adjusted for the decrease in the Specified Amount. If you elected the Guaranteed Death Benefit to Age 100 rider, your Minimum Monthly Premium will be adjusted for the decrease in Specified Amount.

o If the Specified Amount is decreased when a premium payment is received, we will process the decrease before we process the premium payment.

o Rider coverages may be affected by a decrease in Specified Amount.

o We will reject a decrease in Specified Amount, if, to effect the decrease, payments to you would have to be made from Fund Value for compliance with the guideline premium limitations, and the amount of the payments would exceed the Cash Value of your Policy.

If a requested change is not approved, we will send you a written notice of our decision.

Changes in the additional term life insurance amount will be subject to the same rules discussed above for Specified Amount changes.

                                                              Death Benefits  25
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10. Other optional insurance benefits

--------------------------------------------------------------------------------

Subject to availability and certain requirements, you may elect to add one or more of the optional insurance benefits described below. These optional benefits are added to your Policy by an addendum called a "rider." The amounts of these benefits are fully guaranteed when issued. As applicable, a charge is deducted monthly from the Fund Value for each optional benefit added to your Policy. You can cancel these benefits at any time.

The Company or your financial professional can provide you with more information about these optional insurance benefits. Some of these benefits may be selected only when you apply for your Policy. Some benefits are not available in combination with others and may not be available in your State. In addition, adding or canceling these benefits may have an effect on your Policy's status as a modified endowment contract. We can add or modify the riders we are making available at any time before they become an effective part of your policy.

See "Tax considerations" for certain possible tax consequences and limitations of adding or deleting optional insurance benefits.

The following riders are available under the Policy. Not all riders are available in all states.

TERM LIFE TERM RIDER

This rider provides additional death benefits on the life of the Insured until the Insured reaches age 80. The minimum amount of coverage is $25,000. You may convert the rider coverage without evidence of insurability to any level face amount permanent policy of insurance offered by the Company or any other plan we choose to offer. The conversion must occur before the Insured's age 65 or 5 years from the issue of the rider, whichever is later. (This rider is no longer available for new elections).

ADDITIONAL TERM LIFE INSURANCE RIDER

This rider provides you with a level death benefit to age 100. The Additional Term Life Insurance Rider, unlike the Term Life Term Rider, is combined with the Specified Amount of the policy for purposes of determining if the minimum "corridor" is required to maintain the definition of life insurance under the Internal Revenue Code section 7702. See "Tax Considerations."

ENHANCED MATURITY EXTENSION RIDER

This rider provides the option to extend coverage beyond the original maturity date of the Policy until the date death proceeds become payable such that the death benefit at maturity is determined in the same manner as it was prior to the original maturity date. Death proceeds payable upon the Insured's death on and after the original maturity date will equal the Death Benefit as determined under the Policy using 101% as the applicable percentage of Fund Value. There is a monthly cost for this rider which is deducted monthly from the Fund Value.

This option must be elected at least 30 days but no more than 90 days before the original maturity date. If you elect this rider, the Maturity Extension Rider will not be effective. If you elect to end this rider, we will automatically provide coverage under the Maturity Extension Rider. Adding this rider to a policy and continuing the policy beyond the policy's maturity date may have tax consequences. (See "Tax considerations")

MATURITY EXTENSION RIDER

This rider extends coverage beyond the original maturity date until the date death proceeds become payable. Death proceeds payable upon the surviving Insured's death equal the Cash Value of the Policy at the original maturity date multiplied by a death benefit percentage of 101%. This rider is automatically included in all jurisdictions where available. The extension must be elected at least 30 days but no more than 90 days before the original maturity date. Electing the extension and continuing the policy beyond the policy's maturity date may have tax consequences. (See "Tax considerations")

SPOUSE'S YEARLY RENEWABLE TERM RIDER/OTHER INSURED TERM RIDER

This rider provides for term insurance benefits on the life of the Insured's spouse, to the spouse's age 80. (This rider is no longer available for new elections).

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER

This rider pays a benefit amount if the Insured dies or suffers a specified dismemberment as a result of an accident. The loss must occur after the Insured's age 5 and before the Insured's age 70 and within 90 days of the accident.

PURCHASE OPTION RIDER

This rider provides the option to purchase additional coverage as specified in the rider at specific ages or events without providing additional evidence that the Insured remains insurable.

WAIVER OF MONTHLY DEDUCTION RIDER

This rider provides for the waiver of certain charges while the Insured has a covered total disability for 6 months without interruption and the policy is in effect. While the Insured is disabled, no deductions are made for (1) monthly administrative charges, (2) Per $1,000 Specified Amount charges, (3) cost of insurance charges, and (4) rider charges.

WAIVER OF SPECIFIED PREMIUMS RIDER

This rider provides for the waiver of the monthly specified premiums (shown on the rider) while the Insured has a covered total disability for 6 months without interruption and the policy is in effect. The specified premiums will be added to the Fund Value on each monthly anniversary net charges. We will allocate net premiums among the

26  Other optional insurance benefits
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Subaccounts and the Guaranteed Interest Account according to your most recent instructions. This rider does not waive the Monthly Deductions due under your Policy.

ACCELERATED DEATH BENEFIT RIDER

This rider provides you with the ability to accelerate a portion of the Policy's base Death Benefit if the Insured is diagnosed with a terminal illness that reduces the Insured's life expectancy to 12 months or less and you provide satisfactory proof of the terminal illness. The accelerated benefit amount will be the present value of the lesser of 50% of the Policy's base Death Benefit or $250,000, and we will pay the accelerated Death Benefit in one lump sum to the Owner. Adding this rider to a policy or requesting an accelerated death benefit under this rider may have tax consequences. Please also see "2009 or later increases in benefits or coverage, addition of riders, or certain other policy changes" under "Tax considerations" for additional information.

CHILDREN'S TERM LIFE INSURANCE RIDER

This rider provides term insurance coverage on the lives of the dependent children of the Insured under age 18. The coverage continues to the policy anniversary after the child's 22nd birthday. (This rider is no longer available for new elections).

Contact our Operations Center or your agent for limitations and additional information about these additional insurance benefits.

                                           Other optional insurance benefits  27
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11. Benefits at maturity

--------------------------------------------------------------------------------

The maturity date for this Policy unless the Maturity Extension Rider or the Enhanced Maturity Extension Rider is elected is the policy anniversary following the Insured's 100th birthday. If the Insured is living on the maturity date, we will pay to you, as an endowment benefit, the Cash Value of the Policy. See "Tax considerations" for the tax treatment of an endowment benefit. We will not accept premiums, nor will we take Monthly Deductions, after the maturity date. Payment of the benefit may be deferred until the date of the Insured's death if you elect the maturity extension rider or the enhanced maturity extension rider. The maturity extension rider is automatically included in all jurisdictions where available. The death proceeds payable upon the Insured's death equal the Cash Value of the Policy at the original maturity date multiplied by a death benefit percentage of 101%. Under the enhanced maturity extension rider, the death benefit payable upon the Insured's death on and after the original maturity date will equal the Death Benefit as determined under the Policy using 101% as the applicable percentage of Fund Value.

There is no charge for maturity extension rider, but there is a charge for the enhanced maturity extension rider. You may not elect both the maturity extension rider and the enhanced maturity extension rider. Please see the riders or your agent for more information.

28  Benefits at maturity
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12. Accessing your money

--------------------------------------------------------------------------------

SURRENDERS

You may cancel and surrender your Policy at any time before the Insured dies by sending a written request together with the Policy to our Operations Center. Your Policy will terminate at end of the Business Day we receive your request.

The amount you will receive will be your Policy's Fund Value less (1) any surrender charge, and (2) any Outstanding Debt. However, if you surrender your Policy within 30 days of a policy anniversary, we will calculate your Cash Value in the Guaranteed Interest Account as follows. On the Business Day we determine your Cash Value, your Cash Value in the Guaranteed Interest Account will not be less than the Cash Value in the Guaranteed Interest Account as of that policy anniversary, less adjustments for partial surrenders (including fees), transfers (including transfer fees) and policy loans taken since that policy anniversary. Unless you select an optional payment plan, we will pay any proceeds in a lump sum.

A surrender, including a "partial surrender" (see below), may have adverse tax consequences. See "Tax considerations."

PARTIAL SURRENDERS

Until the maturity date, you may make a partial surrender request at any time from your Policy by writing us at our Operations Center. We will process your partial surrender request at the end of Business Day we receive your request.

Your partial surrender must be for at least $500 (plus its fee). We will not allow a partial surrender if your Fund Value after the partial surrender (including the partial surrender fee) would be less than $500 or would result in a Specified Amount in force of less than $100,000. If you have taken a loan on your Policy, we limit the amount of your partial surrender so that the loan amount, after the partial surrender, is not greater than 90% of Cash Value.

You must allocate an amount or percentage of your Fund Value in the Subaccounts and the Guaranteed Interest Account from which we are to take your partial surrender. Allocations by percentages must be in whole percentages and the minimum percentage is 10% against any Subaccount or the Guaranteed Interest Account. Percentages must total 100%. We will reject an allocation which does not comply with the rules or if there is not enough Fund Value in a Subaccount or the Guaranteed Interest Account to provide its share of the allocation. If the Insured dies after the request for a partial surrender is sent to us and before it is effected, the amount of the partial surrender will be deducted from the Death Benefit proceeds. We will determine the Death Benefit proceeds taking into account the amount surrendered.

EFFECT OF PARTIAL SURRENDERS ON FUND VALUE AND DEATH BENEFIT PROCEEDS

If you make a partial surrender and you selected Death Benefit Option 1, we will decrease the Specified Amount of your Policy by the amount of the partial surrender (excluding its fee). If you selected Death Benefit Option 2, a partial surrender will not change the Specified Amount of your Policy. However, if the Death Benefit is not equal to the Fund Value times a death benefit percentage, we will reduce the Death Benefit by the amount of the partial surrender (including its fee). Under either Death Benefit Option, if the Death Benefit is based on the Fund Value times the applicable death benefit percentage, the Death Benefit may decrease by an amount greater than the partial surrender.

There is a fee of $10 for each partial surrender. Partial surrenders may have adverse tax consequences. See "Tax considerations."

LOANS

You may borrow up to 90% of your Cash Value at any time by writing us at our Operations Center. (If you request a loan on a Monthly Anniversary Day, the maximum loan is reduced by the Monthly Deduction due on that day.) Your Policy is the only security for the loan. A loan may have tax consequences. You should consult your tax adviser before borrowing from your Policy.

To secure a loan, we transfer an amount equal to the loan proceeds from Fund Value in the Variable Account and the Guaranteed Interest Account to our Loan Account. You tell us from where we are to transfer this Fund Value. You can specify loan allocations by amount or percentages. Allocations by percentage must be in whole percentages and the minimum percentage is 10% against any Subaccount or the Guaranteed Interest Account. If you do not specify an allocation, or if we cannot process your loan allocations because they do not comply with our rules or there is not enough Fund Value in a Subaccount and/or the Guaranteed Interest Account to comply with your request, we will reject your request for a loan. We pay interest monthly on amounts allocated to our Loan Account at an annual rate not less than 4.0% (in some states and/or if we issued your Policy before January 6, 2003, this annual rate is not less than 4.5%). We may pay excess interest in our sole discretion. We will allocate amounts in the Loan Account that exceed your Outstanding Debt to the Variable Account and/or Guaranteed Interest Account as we determine.

We normally pay the amount of the loan within seven calendar days after we receive a proper request for a loan at our Operations Center. We may postpone payment of loan under certain conditions. See "Payments and telephone/fax/Internet transactions."

We charge interest on a loan. Loan interest is payable in arrears on each policy anniversary, and varies by the number of years since we issued your Policy. The interest you must pay on the loan is as follows:

--------------------------------------------------------------------------------
   POLICY YEAR                  INTEREST DUE (AT AN ANNUAL RATE)
--------------------------------------------------------------------------------
  1 through 20                                 5.00%
  21 and after                                 4.25%
--------------------------------------------------------------------------------

In some states and/or for Policy issued before January 6, 2003, the interest is 5.25% for Policy Years 1 through 10 and 4.75% for Policy Years 11 and after.

                                                        Accessing your money  29
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If you do not pay the interest when due, it will become part of the loan and accrue interest accordingly. To secure this "new" loan, we will deduct amounts from the Fund Value of each Subaccount and/or the Guaranteed Interest Account in the same proportion that each bears to total Fund Value on the policy anniversary.

You may repay all or part of the Outstanding Debt (i.e., your loan amount plus interest on the loan) at any time by sending the repayment to our Operations Center. We will credit repayments on the Business Day that we receive them. YOU MUST CLEARLY MARK A REPAYMENT AS A LOAN REPAYMENT OR IT WILL BE CREDITED AS A PREMIUM. If a loan repayment is made which exceeds the Outstanding Debt, we will consider the excess to be part of a scheduled premium payment, and the payment will be subject to the rules on acceptance of premium payments.

Upon each loan repayment, we will transfer an amount equal to the loan repayment from the Loan Account to the Variable Account and/or Guaranteed Interest Account according to your current premium allocation instructions.

We deduct any Outstanding Debt from your Cash Value and the Death Benefit proceeds payable on the Insured's death.

EFFECTS OF POLICY LOANS

A loan affects the Policy because we reduce Death Benefit proceeds and Cash Value under the Policy by the amount of Outstanding Debt. Repaying the loan causes the Death Benefit proceeds and Fund Value to increase by the amount of the repayment. As long as there is Outstanding Debt, we will hold an amount in the Loan Account equal to loan amount as collateral. This amount is not affected by the Variable Account's investment performance or interest we credit on amounts allocated to the Guaranteed Interest Account. Amounts transferred from the Variable Account as collateral will affect the Fund Value of your Policy because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment performance of the Variable Account.

There are risks involved in taking a loan, a few of which include the potential for your Policy to terminate if Cash Value is not sufficient to pay your monthly deductions. A loan may have adverse tax consequences. See "Tax considerations."

We will notify you if your Policy is in risk of termination and has entered a 61-day grace period. See "Termination."

30 Accessing your money
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13. Termination

--------------------------------------------------------------------------------

GENERAL

Your Policy will remain in effect as long as:

1. it has a Cash Value greater than zero and you make any required additional premium payments during the 61-day grace period; or

2. you have elected the Guaranteed Death Benefit to Age 100 Rider and you have met all the requirements of the rider, and you make any required additional premium payments during the 61-day Grace Period.

If your Policy does not meet the conditions specified above, it will be in default. In that case, we will mail you a notice of insufficient value that will inform you the premium you must pay to keep your Policy in effect. You must pay this premium amount within the 61-day grace period from the date we send notice to you. If you do not pay the required premium, your Policy will end.

As discussed below, we have special rules relating to termination during the first three Policy Years and for three Policy Years following an increase in Specified Amount if that increase became effective during the first three Policy Years. If you have elected the Guaranteed Death Benefit Rider to Age 100, there also are separate rules relating to termination.

SPECIAL RULES FOR FIRST THREE POLICY YEARS

During the first three Policy Years (or the first three Policy Years following an increase in Specified Amount during that period), we guarantee that your Policy will not lapse if, on each Monthly Anniversary Day, either:

o Your Policy's Cash Value is greater than zero; or

o The sum of the premiums paid minus all partial surrenders (excluding related fees), minus any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your Policy has been in effect (or number of months from the most recent increase in Specified Amount). We refer to this as the minimum monthly premium test.

Your Policy may be at risk of termination if:

o The insufficiency occurs after the first three Policy Years; or

o The minimum monthly premium test has not been met during the first three Policy Years (as described above).

AMOUNTS YOU MUST PAY TO KEEP YOUR POLICY

If you receive a notice of insufficient premium, during the first three Policy Years (or the first three Policy Years following an increase in Specified Amount during that period), or a notice of insufficient value at any time thereafter, you must pay the amount stated in the notice to keep your Policy in effect. In general, the amount you must pay will vary based on the Policy Year of your Policy.

During the first three Policy Years (or within three years of an increase in Specified Amount during that period), you must pay:

1. any unpaid Minimum Monthly Premium; plus

2. one succeeding Minimum Monthly Premium.

After the third policy anniversary (or after three years from the most recent increase in Specified Amount during that period), you must pay:

1. any unpaid Monthly Deduction; plus

2. an amount equal to two succeeding Monthly Deductions plus the amount of the deductions from premiums for various taxes and the sales charge.

YOUR POLICY WILL REMAIN IN EFFECT DURING THE GRACE PERIOD

Your Policy will remain in effect through the grace period. This means that if the Insured should die during the grace period, a Death Benefit would still be payable, although we generally would reduce the Death Benefit proceeds by the unpaid Monthly Deduction as well as the Monthly Deduction for the month of death and by the amount of any Outstanding Debt.

For Policies With Guaranteed Death Benefit To Age 100 Rider. The Specified Amount of your Policy and most rider coverages will not lapse during the guarantee period even if the Cash Value is not enough to cover all the deductions from the Fund Value on any Monthly Anniversary Day if the Guaranteed Death Benefit to Age 100 Rider is in effect through satisfaction of the cumulative minimum monthly premium test.

While the Guaranteed Death Benefit to Age 100 Rider is in effect, the Fund Value of your Policy will be reduced by Monthly Deductions but not below zero. During the guarantee period, we will waive any Monthly Deduction that will reduce the Fund Value below zero. If the Guaranteed Death Benefit to Age 100 Rider is elected, but not in effect, and your Cash Value is not greater than zero, you will receive a notice of insufficient premium.

REINSTATEMENT

If you have not surrendered your Policy and it is before the maturity date, you may reinstate your Policy within five years from the beginning of the grace period. To reinstate your Policy, you must provide us the following four items:

1. a written application received at our Operations Center within five years from the beginning of the grace period;

2. satisfactory evidence to us of the insurability of the Insured;

3. payment of a premium large enough to cover:

   a. the balance we told you in the notice of insufficient premium that was necessary to keep your Policy in effect; and

   b. an amount sufficient to keep your Policy in force for at least one month from the reinstatement date; and

                                                                 Termination  31
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4. payment or reinstatement of any Outstanding Debt you owe us on the Policy,
   plus payment of interest on any reinstated Debt from the beginning of the grace period to the end of the grace period at the rate which applies to policy loans on the date of reinstatement. For Policies issued after January 6, 2003, this is an annual rate of 5.0% for Policy Years 1-20 and 4.25% for Policy Years 21 and after. In some states and/or for Policies issued before January 6, 2003, this is an annual rate of 5.25% for Policy Years 1 through 10 and 4.75% for Policy Years 11 and after.

We will reinstate any surrender charge that would have been outstanding on the date of reinstatement had the Policy remained in force.

Your Fund Value on the date of reinstatement will be based on the reinstated charge, the net premium paid, the reinstated Outstanding Debt, and any Monthly Deduction due on the reinstatement date. Should we reinstate your Policy, your Policy will be reinstated on the Monthly Anniversary Day that falls on, or immediately precedes, the date we approved your application for reinstatement. At that time, we will allocate Fund Value minus Outstanding Debt (if applicable) among the Subaccounts and the Guaranteed Interest Account according to your most recent scheduled premium payment allocation instructions. See "Tax considerations" for additional information.

32  Termination
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14. Payments and telephone/fax/Internet transactions

--------------------------------------------------------------------------------

You may send your written request for payment or transfer request to our Operations Center or give it to one of our authorized agents. We will ordinarily pay any Death Benefit proceeds, loan proceeds or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Operations Center of all the documents required for such a payment.

Other than the Death Benefit proceeds, which we determine as of the date the Insured's death, the amount we pay or transfer, as appropriate, is as of the end of the Business Day during which our Operations Center receives all required documents. We may pay your surrender proceeds or Death Benefit proceeds as a lump sum or under one of the settlement options available under the Policy. Contact your agent or Operations Center for more information regarding the settlement options.

Any Death Benefit proceeds that we pay will include interest from the date of death to the date of payment if the proceeds are not paid within 30 days from the date we receive due proof of death, if required by state law. We will pay interest on the proceeds at a rate in accordance with the state laws.

The interest we pay will be at a rate determined by the applicable state law. We may delay making a payment or processing a transfer request if:

o the New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC;

o an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets; or

o for such other periods as the SEC by order may permit.

We may also defer making payments attributable to a check that has not cleared the bank on which it is drawn. We reserve the right to defer payments from the Guaranteed Interest Account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

TELEPHONE/FAX/INTERNET TRANSACTIONS

You may request a transfer of Fund Value or change allocation instructions for future premiums by telephone or fax if you have completed and signed a telephone/fax transfer authorization form, and we have received that form at our Operations Center. You may elect these privileges when you apply for the Policy. You may also elect to transfer Fund Value or change allocation instructions for future premiums via the Internet by completing a transaction authorization form online at www.axa-equitable.com. These privileges are subject to our rules and conditions, and we have reserved the right to modify or terminate these privileges. We will process your telephone, fax or Internet instructions as of the end of the Business Day that we receive them, subject to the limitations stated in this section and the Transfer section of the prospectus. We will only accept telephone, fax or Internet transfer and allocation instructions if they are complete and correct.

We have adopted guidelines (which we believe to be reasonable) relating to telephone/fax/Internet transfers and allocation instructions. These guidelines, among other things, outline procedures to be followed which are designed to prevent unauthorized instructions (such as recording your telephone transfer and allocation instructions). If these procedures are followed, we will not be liable for, and you will therefore bear the entire risk of, any loss as a result of our following telephone/fax/Internet instructions if such instructions prove to be fraudulent. A copy of the guidelines and our form for electing telephone/fax transfer privileges is available from your agent or by calling us at 1-800-487-6669, Monday through Friday, 9 AM to 5 PM, Eastern Time. Internet transfer privileges and a copy of the guidelines are available online at www.axa-equitable.com.

Please note that our telephone or Internet system may not always be available. Any telephone or Internet system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you may make your transaction request by writing our Operations Center.

                            Payments and telephone/fax/Internet transactions  33
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15. Charges and deductions

--------------------------------------------------------------------------------

We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the Policies. We incur certain costs and expenses for the distribution and administration of the Policies and for providing the benefits payable thereunder.

Services and benefits we provide:

o the Death Benefit, surrender benefit and loan benefit under the Policy;

o investment options, including premium allocations;

o administration of elective benefits; and

o the distribution of reports to Owners.

Costs and expenses we incur:

o processing applications for and issuing the Policies;

o maintaining records;

o administering settlement options;

o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

o reconciling and depositing cash receipts;

o those associated with underwriting applications and increases in Specified Amount;

o sales and marketing expense, including compensation paid in connection with the sales of the Policies;

o providing toll-free inquiry services;

o other costs of doing business, such as federal, state and local premium taxes and other taxes and fees.

The risks we assume include:

o that the Insured may live for shorter period of time than estimated, resulting in the payment of greater Death Benefits than expected; and

o that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, surrender charges we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

DEDUCTIONS FROM PREMIUM PAYMENTS

We deduct a sales charge and a tax charge from each premium payment before we apply that payment to your Fund Value. The sales charge is a percentage of each premium paid and varies based on the total of the Specified Amount plus the Term Life Term Insurance Rider plus the Additional Term Life Insurance Rider amount in effect. The amount of the sales charge is as follows:

--------------------------------------------------------------------------------
         INSURANCE AMOUNT                        CHARGE
--------------------------------------------------------------------------------
Specified Amount in force of less         Policy Years 1-10: 4%
than $500,000                             Policy Years 11+: 1%

Specified Amount in force of              Policy Years 1-10: 2%
$500,000 or more                          Policy Years 11+: 0.5%
--------------------------------------------------------------------------------

We also deduct a tax charge for state and local premium taxes and a charge for federal tax deferred acquisition costs. The state and local premium tax charge is currently 2.25% of your premium payment (this is an approximate average of the actual premium tax imposed by a jurisdiction; jurisdictions impose charges that range from 0% to 4% of a premium payment). The charge for federal tax deferred acquisition costs of the Company is currently 1.25% of your premium payment, and is used to cover our estimated cost for federal income tax treatment of deferred acquisition costs. We do not assess this charge if you purchased the Policy under an individual qualified plan. We also will not deduct the federal tax deferred acquisition cost charge in other situations where the premiums received from you are not subject to the federal tax deferred acquisition cost provisions. We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us.

DEDUCTIONS FROM THE VARIABLE ACCOUNT

We deduct a daily maximum mortality and expense risk charge for Policies issued after January 6, 2003 of 0.001% from each Subaccount, for a maximum effective annual rate of 0.35% of net assets for all Policy years. For Policy years 21 and later, we currently plan to reduce this mortality and expense risk charge to 0.10% annually. This reduction is not guaranteed. For Policies issued before January 6, 2003, the mortality and expense risk charge for such Policies is an annual rate of 0.35% of net assets on a guaranteed basis for all Policy years.

We do not assess this charge against assets in the Guaranteed Interest Account or in the Loan Account. The mortality and expense risk charge is part of the net investment factor calculation we make. See "How your Fund Value varies."

The mortality and expense risk charge compensates us for assuming mortality and expense risks under the Policies. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated. Therefore, the cost of insurance charges specified in the Policy will not be enough to meet our actual claims. The expense risk we assume is that other expenses incurred in issuing and administering the Policies and operating the Variable Account will be greater than the amount estimated when setting the charges for these expenses.

34  Charges and deductions
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DEDUCTIONS FROM FUND VALUE -- THE MONTHLY DEDUCTION

We take a Monthly Deduction from the Fund Value on the Policy Date and on each Monthly Anniversary Day. We will make the deduction by canceling Units in each Subaccount and withdrawing amounts from the Subaccount. We will take the Monthly Deduction on a pro-rata basis from the Subaccounts and the Guaranteed Interest Account (i.e., in the same proportion that the value in each Subaccount and the Guaranteed Interest Account bears to the sum of all Subaccounts and the Guaranteed Interest Account on the Monthly Anniversary Day). Because portions of the Monthly Deduction can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction equals:

o the cost of insurance charge for the Policy; PLUS

o the administrative charge; PLUS

o the Per $1,000 Specified Amount charge; PLUS

o the enhanced maturity extension charge (if benefit elected); PLUS

o the charges for any optional insurance benefits.


COST OF INSURANCE. We assess a monthly cost of insurance charge to compensate us for insuring the Death Benefit (i.e., the anticipated cost of paying a death benefit that exceeds your Fund Value). Depending on a number of factors (including, but not limited to, gender, age, risk class, and policy duration), the cost of insurance charge may vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day. To determine your cost of insurance charge on a Monthly Anniversary Day, we multiply the cost of insurance rate at the Insured's attained age by the amount at risk and divide that amount by 1,000.


The amount at risk depends in part on the Death Benefit Option that you selected and your Policy's Fund Value on the Monthly Anniversary Day. Other factors that affect the amount at risk include investment performance, payment of premiums, and charges to the policy. If you elected Death Benefit Option 1, your amount at risk on a Monthly Anniversary Day is the difference between 1 and 2 where:

1. is the Death Benefit that would have been payable in the event of the death of the Insured on that Monthly Anniversary Day divided by 1.003675 or for policies issued on or after January 6, 2003 by 1.00327374; and

2. is the Fund Value on that Monthly Anniversary Day before we assess the Monthly Deduction.

If you elected Death Benefit Option 2, your amount at risk on a Monthly Anniversary Day is equal to the sum of 1 and 2 where:

1. your Specified Amount in force; and

2. the excess between the Death Benefit payable on that Monthly Anniversary Day, less Fund Value on that Day, less the Specified Amount in force.

The cost of insurance rate for the Insured is based on age, gender, and risk class. We currently place Insureds into the following risk classes when we issue the Policy: Preferred Nonsmoker, Preferred Smoker, Standard Nonsmoker, Standard Smoker, or Special Class. The original risk class applies to the initial Specified Amount. The cost of insurance rate generally increases with the age of the Insured.

For policies issued at ages 0-17, an insured's cost of insurance rate is not based on that insured's status as a tobacco user or non-tobacco user. We offer non-tobacco rates for ages 18 and above only. Approximately 60 days prior to the policy anniversary date nearest the insured's 18th birthday, we will send a notice to the policyowner giving the policyowner the opportunity to obtain non-tobacco rates by sending the form back to us with a certification signed by the policyowner and insured, that the insured has not used tobacco products in the last 12 months. If the properly completed form is not received by our Administrative Office by the policy anniversary date nearest the insured's 18th birthday, tobacco user rates will apply. The policyowner, thereafter, may apply for non-tobacco user rates subject to our underwriting rules in effect at that time.

You may generally ask us to review the tobacco habits of an insured person of attained age 18 or over in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this policy was issued.

Similarly, after the first policy year, you may generally request us to review the insured person's risk class to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.

For more information concerning possible limitations on any ratings changes, please see "2009 or later increases in benefits or coverage, addition of riders, or certain other policy changes" in "Tax considerations" later in this prospectus.

The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.

We calculate the insurance rate separately for the initial Specified Amount and for any increase in Specified Amount. A different risk class may apply to any increase, based on the Insured's circumstances at the time of the increase in Specified Amount.

We may change the insurance rates from time to time at our sole discretion, but we guarantee that the insurance rates we charge will never exceed the maximum rates shown in your Policy. These rates are based on the 1980 Commissioners' Standard Ordinary Mortality Tables. The maximum insurance rates are based on the Insured's age last birthday at the start of the Policy Year. The rates we currently charge are, at most ages, lower than the maximum permitted under the Policies, and depend on our expectation of future experience with respect to investment earnings, mortality, expenses, persistency, and taxes. A change in rates will apply to all persons of the same age, gender (where applicable), and risk class and whose Policies have been in effect for the same length of time.

                                                      Charges and deductions  35
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Our insurance rates distinguish between women and men. We offer Policies based on unisex mortality tables if required by state law.

ADMINISTRATIVE CHARGE. We deduct a $5 charge each month to compensate us for administrative expenses.

PER $1,000 SPECIFIED AMOUNT CHARGE. We deduct this charge during the first 10 Policy Years and for 10 Policy Years following an increase in Specified Amount. This charge is made per $1,000 of Specified Amount based on the Insured's issue age on the Policy Date (or date of the increase), gender, smoking status and Specified Amount. We show the maximum amount of these charges in the "Fee Table" section of this Prospectus.

OPTIONAL INSURANCE BENEFITS CHARGE. We charge you each month for the optional insurance benefits you added to your Policy by rider. We state these charges in the Fee Table and your rider. We describe the charges for the Guaranteed Death Benefit to Age 100, Additional Term Life Insurance Rider, Term Life Term Rider, Enhanced Maturity Extension Rider, and the Purchase Option Rider below.

Charges for the Guaranteed Death Benefit to Age 100 Rider, the Additional Term Life Insurance Rider, and the Term Life Term Rider are deducted when we issue the rider and each Monthly Anniversary Day. They are based on the cost of insurance charges and vary based on the issue age, gender, smoking status and risk class of the Insured, as well as on the number of years since the rider was issued and on the Specified Amount. The guaranteed maximum charges for the Term Life Term Insurance Rider and for the Additional Term Life Insurance Rider range from $0.08 to $10.45 and from $0.08 to $83.33, respectively, per $1,000 of term insurance purchased. The Enhanced Maturity Extension Rider and the Purchase Option Rider are also deducted when we issue the rider and on each Monthly Anniversary Day. The guaranteed maximum charge for the Enhanced Maturity Extension Rider is $0.01 per $1,000 of Specified Amount plus term insurance. The guaranteed maximum charge for the Purchase Option Rider depends on the age of the Insured, and is $0.05 to $0.36 of purchase option insurance, and varies based on the age of the Insured.

TRANSACTION CHARGES

SURRENDER CHARGE. We assess a surrender charge against Fund Value upon a full surrender of the Policy to reimburse us for the costs of selling the Policies. We base the surrender charge on a factor per $1,000 of initial Specified Amount (or upon an increase in Specified Amount); this factor grades from 80% to zero over 15 years for Insured's age 75 or younger (over 10 years for Insured issue ages 76-85) based on a schedule. The factors per $1,000 vary by issue age, gender, and risk class. The grading percentages (as shown below) vary based on issue age and number of full years since we issued the Policy (or since we increased the Specified Amount).

--------------------------------------------------------------------------------
                        APPLICABLE PERCENTAGE       APPLICABLE PERCENTAGE
     POLICY YEARS        FOR ISSUE AGES 0-75        FOR ISSUE AGES 76-85
--------------------------------------------------------------------------------
        1-3                      80%                         80%
         4                       80                          70
         5                       80                          60
         6                       80                          50
         7                       80                          40
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        APPLICABLE PERCENTAGE       APPLICABLE PERCENTAGE
     POLICY YEARS        FOR ISSUE AGES 0-75        FOR ISSUE AGES 76-85
--------------------------------------------------------------------------------
         8                        70                         30
         9                        60                         20
        10                        50                         10
        11                        40                         0
        12                        30                         0
        13                        20                         0
        14                        10                         0
        15+                       0                          0
--------------------------------------------------------------------------------

Example: If a male Insured age 35 purchases a Policy with a Specified Amount of $100,000, the per $1,000 of initial Specified Amount surrender charge factor would be $7.25 (Preferred nonsmoker). The maximum surrender charge during the first seven Policy Years would be 80% of (100 x 7.25) or $580.00.

The maximum surrender charge factor per $1,000 of initial Specified Amount factor would be $64 based upon the assumptions described above and if the Policy were purchased by a male insured age 85, standard smoker.

We do not assess a surrender charge for partial surrenders. We do assess a partial surrender fee.

PARTIAL SURRENDER FEE. We deduct a partial surrender fee of $10 on each partial surrender you make. We allocate the fee between your remaining Fund Value in the Subaccounts and in the Guaranteed Interest Account on a pro-rata basis, based on the allocation percentages you specified for the partial surrender.

TRANSFER CHARGE. We reserve the right to assess a $25 transfer charge for each transfer you make among the Subaccounts and between the Subaccounts and the Guaranteed Interest Account. We currently do not assess this charge. If we assess a transfer charge, first we will allocate the transfer charge against the elected Subaccounts and/or the Guaranteed Interest Account from which you are requesting that Fund Value be transferred.

OTHER CHARGES. We may charge the Subaccounts for federal income taxes that we incur and are attributable to the Variable Account. No such charge is currently assessed. In addition, there are fees and charges deducted from the assets of the Funds. These deductions are described in each Fund's prospectus.

ILLUSTRATION PROJECTION REPORT FEE

You may request that we prepare an illustration projection report at any time by writing us at the Operations Center. The illustration projection report will project future benefits and values under your Policy. We may impose a fee of $25 for each illustration projection report we prepare. We will bill you for this amount. This is not a charge that is deducted from your Fund Value.

36  Charges and deductions
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16. Tax considerations

--------------------------------------------------------------------------------

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws, as applied to a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers and others may be different. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. There may be different tax consequences if you assign your policy or designate a new owner.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policy should generally satisfy the applicable requirements. There is less guidance with respect to policies issued on a special risk class basis and policies with term riders added and it is not clear whether such policies will in all cases satisfy the applicable requirements particularly if you pay the full amount of premiums permitted under the policy and you select the guideline premium/cash value corridor test. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the MONY America Variable Account L assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of MONY America Variable Account L be "adequately diversified" in order for the policies to be treated as life insurance policies for federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in actual or constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "Modified Endowment Contract."

An endowment benefit, that is, any proceeds payable as a maturity benefit, is not considered a death benefit and is subject to the tax treatment described below for surrender distributions.

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as Modified Endowment Contracts, with less favorable income tax treatment than other life insurance contracts. Due to the policy's flexibility with respect to premium payments and benefits, each policy's circumstances will determine whether the policy is a Modified Endowment Contract. In general, however, a policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven policy years, for example, as a result of a partial withdrawal, decrease in Specified Amount, or change in Death Benefit option, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven policy years, the policy may have to be retested as if it were a newly issued policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent adviser to determine whether a policy transaction will cause the policy to be classified as a Modified Endowment Contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

                                                          Tax considerations  37
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1. All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and then as tax-free recovery of the policy owner's investment in the policy only after all gain in the Policy has been distributed.

2. Loans taken from or secured by a policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

3. A 10 percent additional penalty tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59-1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary. A corporate or other non-natural person owner will not meet any of these exceptions.

If a policy becomes a Modified Endowment Contract, distributions that occur during the contract year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a policy within two years before it becomes a Modified Endowment Contract may be taxed in this manner. This means that a distribution made from a policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with loans after the twentieth policy year are less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a Modified Endowment Contract are subject to the 10 percent additional penalty tax.

INVESTMENT IN THE POLICY. Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy matures, is canceled, surrendered or lapses, the amount deemed of the Outstanding Debt will be added to the amount distributed for tax purposes even though there will be no actual cash distribution for the outstanding loan amount, and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year can be treated as one Modified Endowment Contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

WITHHOLDING. Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation-skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.

RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy. Since tax laws and regulations and their application may have changed by such time, there can be no assurance that we can reinstate the policy to qualify as life insurance under future tax rules.

CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the policy in force beyond the insured's 100th year.

PENSION AND PROFIT SHARING PLANS. A life insurance policy can be purchased and held by a qualified retirement plan subject to limitations of federal tax law and the terms of the retirement plan. As the rules governing qualified retirement plans are voluminous and complex and as their effect may differ depending on the terms of a particular plan document no attempt is made here to describe such rules. Persons purchasing the policy pursuant to a qualified retirement plan should consult with their own tax advisers.

BUSINESS AND EMPLOYER OWNED POLICIES. Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.

Requirements for income tax free death benefits. Federal tax legislation enacted in 2006 imposes additional new requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business, or certain related persons. These requirements include detailed notice and consent rules, annual tax reporting and recordkeeping requirements on the employer and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of

38  Tax considerations
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premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy.

The new rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term "material" has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance of the life insurance policy tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.

Limitations on interest deductibility for business owned life insurance. Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split-dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets. The above limitation is in addition to rules limiting interest deductions on policy loans against business-owned life insurance. Special rules apply to insurance company owners of policies which may be more restrictive.

SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. It is possible that certain split-dollar arrangements may be considered to be a form of deferred compensation under Section 409A of the Code, which broadens the definition of deferred compensation plans, and subject such plans to new requirements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements or making any modifications to such arrangements.

In 2002, the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. These are a loan regime and an economic benefit regime. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.

ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

ESTATES, GIFTS AND OTHER TAX CONSIDERATIONS. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences in addition to gift and estate tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. Among other issues, policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.


If this policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.


POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. This could include special rules for tax-exempt entities as well as for corporate or business uses of policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax and retirement systems. For example, the President's Advisory Panel on Federal Tax Reform announced its tax reform options several years ago. These options make sweeping changes to many longstanding tax rules. Among the proposed options are the creation of new tax-favored savings accounts which would replace many existing qualified plan

                                                          Tax considerations  39
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arrangements and would eliminate certain tax benefits currently available to newly purchased cash value life insurance and deferred annuity products. Other legislative proposals could place further restrictions as to business owned life insurance. We cannot predict what, if any, legislation will actually be proposed or enacted based on these options or what type of grandfathering will be allowed for existing life insurance policies. Consult a tax adviser with respect to legislative developments and their effect on the policy.


2009 OR LATER INCREASES IN BENEFITS OR COVERAGE, ADDITION OF RIDERS, OR CERTAIN OTHER POLICY CHANGES. In addition to the other tax effects that an increase or decrease in benefits under your policy may have as discussed earlier in this Tax information section, IRS Notice 2004 - 61 as modified by Notice 2006 - 95 provides special guidance concerning the mortality charge assumptions permitted for federal income tax testing purposes for certain changes made in 2009 or later to policies issued prior to 2009 based on 1980 Commissioner's Standard Ordinary mortality tables ("1980 CSO tables").

The Notice provides a safe harbor which would not require certain 2009 or later changes to cause tax testing to become subject to the new 2001 CSO based tables. This safe harbor covers certain changes that are pursuant to the terms of the policy, including the addition or removal of a rider and an increase or decrease in the death benefit. Certain other transactions, such as a substitution of insured or ratings change, are not addressed. If we determine that a transaction would cause your policy to lose its ability to be tax tested under the 1980 CSO mortality tables under which your policy operates, we intend to refuse such 2009 or later transactions which might otherwise have been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 1980 CSO based tables. Unless or until we receive further guidance, certain ratings or other changes may not be permitted. There can be no assurance as to whether such guidance will be provided or what any such guidance may provide.

OUR INCOME TAXES

Currently we do not deduct a charge from the Variable Account for federal income taxes. We reserve the right to charge MONY America Variable Account L for any future federal income taxes we may incur.

Under current laws, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

40  Tax considerations
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17. Other policy information

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POLICY ILLUSTRATIONS

Upon request, the Company will send you personalized illustrations of hypothetical future benefits under the Policy based on both guaranteed and current cost assumptions. Contact your agent or the Operations Center (1-800-487-6669) to obtain a personalized illustration.

EXCHANGE PRIVILEGE

During the first 24 months following the Policy Date, you may exchange your Policy for a policy where the investment experience is guaranteed. To accomplish this, the entire amount in the Subaccounts of the Variable Account is transferred to the Guaranteed Interest Account. All future premiums are allocated to the Guaranteed Interest Account. This serves as an exchange of your Policy for the equivalent of a flexible premium universal life policy. No charge is imposed on the transfer when you exercise the exchange privilege.

ASSIGNMENT

You may assign any interest in your Policy to another person. You must send written notice of the assignment to us at our Operations Center. The assignment will take effect once we have received the assignment. We may rely solely on the statement of the assignee as to the amount of his or her interest. All assignments will be subject to Outstanding Debt and any action we took before the assignment took effect. Assignment of a Policy may have adverse tax consequences. Consult the section on "Tax considerations" earlier in this Prospectus for more information. Please see your Policy for more information.

SETTLEMENT OPTIONS

We offer several settlement options as alternatives to the payment of Death Benefit proceeds or Cash Value in a lump sum.

In selecting a settlement option: (1) the proceeds applied must be at least $1,000; and (2) the payee cannot be a corporation, association, or fiduciary. We will make payments under a settlement option monthly unless you or the payee request that we make the payments quarterly, semiannually or annually. If payments of the chosen frequency would be less than $25 each, we may use a less frequent payment basis.

You, while the Insured is living, or your payee (not more than one month after the proceeds become payable) may select a settlement option by writing us at our Operations Center. Please review your Policy for more information about the settlement options.

MISSTATEMENT OF AGE OR SEX

If you misstated the Insured's age or sex in your application, we will adjust the Death Benefit proceeds. The amount of any Death Benefit proceeds will be the sum of (a) and (b) where: (a) is the Fund Value on the date of death of the Insured; and (b) is the amount at risk on the last Monthly Anniversary Day, multiplied by the ratio of the insurance rate on the last Monthly Anniversary Day based on the incorrect age or gender to the insurance rate that would have applied on that Monthly Anniversary Day based on the correct age or gender. A misstatement of age or gender does not affect Fund Value.

SUICIDE EXCLUSION

If the Insured commits suicide, within two years of the date of issue, the amount payable by us will be limited to the amount of the premiums payments less: (a) any Debt; and (b) any partial surrenders and their fees. But, in case of the suicide of the Insured, within two years of the date any optional increase in Specified Amount took effect, the amount payable by us with respect to that increase will be limited to its cost.

INCONTESTABILITY

The Policy limits our right to contest the Policy as issued or as increased, except for material misstatements contained in the application or a supplemental application, after it has been in force during the Insured's lifetime for a minimum period, generally for two years from its date of issue, or effective date of the increase in Specified Amount.

OTHER CHANGES TO YOUR POLICY

At any time, we may make such changes in the Policy as are necessary:

o to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code;

o to make the Policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they are subject; or

o to reflect a change in the operation of the Variable Account, if allowed by the Policy.

Only an executive officer of the Company has the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. An executive officer of the Company must sign all endorsements, amendments, or riders to be valid.

VARIATIONS AMONG POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy. The Company or your financial professional can advise you about any variations that may apply to your Policy.

                                                    Other policy information  41
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18. Additional information

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DISTRIBUTION OF THE POLICIES

The Policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of MONY America Variable Account L.+ The offering of the policies is intended to be continuous.

AXA Advisors and AXA Distributors are affiliates of the Company and are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. Both broker-dealers also act as distributors for other AXA Equitable life and annuity products. As of June 6, 2005, registered representatives of MONY Securities Corporation became registered representatives of AXA Advisors.

The policies are sold by financial professionals of AXA Advisors and its affiliates. The policies are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

The Company pays sales compensation to both Distributors. In general, the Distributors will pay all or a portion of the sales compensation they receive from the Company to individual financial representatives or Selling broker-dealers. The Selling broker-dealers will, in turn, pay all or a portion of the compensation they receive from the Distributors to individual financial representatives as commissions related to the sale of the policies.

Premium-based compensation paid by the Company to the Distributors will generally not exceed 110% of the first year premiums paid. Thereafter, premium-based compensation shall not exceed 4.8% of premiums paid in years 2-10. Beginning in the second policy year, the Distributors will receive ongoing asset-based compensation up to a maximum of 0.25% annually of the Fund Value of the Policy.

Upon any subsequent increase in Specified Amount, premium-based compensation will equal a maximum of 110% of the increase in premiums paid. Thereafter, compensation will return to the applicable base percentage of any additional premiums paid as described above.

The premium-based and asset-based compensation paid by the Distributors varies among financial professionals and among Selling broker-dealers. AXA Distributors may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with the Company. Prior to June 6, 2005, MONY Securities Corporation served as both the distributor and principal underwriter of the Contracts.

The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company's product on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising; marketing and related services; conferences; and/or other support services, including some that may benefit the policy owner. Payments may be based on the amount of assets or premiums attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. The Company may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company's products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of particular products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective portfolios. In connection with portfolios offered through unaffiliated insurance trusts, the Distributors or their affiliates may also receive other payments from the advisers of the portfolios or their affiliates for providing distribution, administrative and/or shareholder support services.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may pro-

----------------------
+ Prior to June 6, 2005, MONY Securities Corporation served as both the distributor and principal underwriter of the policies.

42 Additional information

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vide other forms of compensation to its financial professionals including health and retirement benefits. For tax reasons, AXA Advisors' financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of the Company's products. However, under applicable rules of FINRA, financial professionals of AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although the Company takes all of its costs into account in establishing the level of fees and expenses in its products, any premium-based and asset-based compensation paid by the Company to the Distributors will not result in any separate charge to you under your policy. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.

OTHER INFORMATION

We filed a registration statement with the SEC under the Securities Act of 1933, as amended, for the Policies being offered here. This prospectus does not include all of the information set forth in the registration statement (including the Statement of Additional Information), its amendments, and exhibits. Statements in this prospectus about the content of the Policies and other legal instruments are summaries. For the complete text of those Policies and instruments, please refer to those documents as filed with the SEC. You may obtain these documents from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees, or by assessing the SEC's website at http://www.sec.gov.

LEGAL PROCEEDINGS


The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to an Owner's interest in the Variable Account, nor would any of these proceedings be likely to have a material adverse effect upon the Variable Account, our ability to meet our obligations under the Policies, or the distribution of the Policies.


                                                      Additional information  43
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19. Financial statements

--------------------------------------------------------------------------------

The audited financial statements of MONY America Variable Account L and the Company are set forth in the Statement of Additional Information.

These financial statements have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies. You should not consider the financial statements of the Company as affecting investment performance of assets in the Variable Account.

PricewaterhouseCoopers LLP also provides independent audit services and certain other non-audit services to the Company as permitted by the applicable SEC independence rules, and as disclosed in the Company's Form 10-K.
PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

Our general obligations and any guaranteed benefits under the contract are supported by the Company's general account and are subject to the Company's claims paying ability. For more information about the Company's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

44  Financial statements
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Appendix: Glossary

--------------------------------------------------------------------------------

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

BENEFICIARY -- the person or entity you designate to receive the death benefit payable at the death of the Insured.

BUSINESS DAY -- is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Premium payments will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your premium payment, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

    - on a non-business day;
    - after 4:00 p.m. Eastern Time on a business day; or
    - after an early close of regular trading on the NYSE on a business day.

CASH VALUE -- the Fund Value of the Policy less any surrender charge and any Outstanding Debt.

FUND -- any open-end management investment company in which the Variable Account invests.

FUND VALUE -- the total amount under the Policy in each Subaccount, the Guaranteed Interest Account, and the Loan Account.

GENERAL ACCOUNT -- assets of the Company other than those allocate to the Variable Account or any of our other separate accounts.

GUARANTEED INTEREST ACCOUNT -- is a fixed account that is part of our General Account.

INSURED -- the person on whose life we base this Policy.

LOAN ACCOUNT -- an account to which we transfer amounts from the Subaccounts of the Variable Account and the Guaranteed Interest Account to use as collateral for any Policy loan that you request. We will credit interest to the Loan Account at a rate not less than 4.0%. The Loan Account is part of the Company's General Account.

MATURITY AGE -- the policy anniversary following the Insured's 100th birthday. The maturity date is the date the Policy reaches the Maturity Age.

MINIMUM MONTHLY PREMIUM -- the premium you must pay to put this Policy into effect, and is the basis of the minimum monthly premium test.

MONTHLY ANNIVERSARY DAY -- the first Business Day of each policy month.

MONTHLY DEDUCTION -- a deduction we take on each Monthly Anniversary Day that consists of the cost of insurance charge, any additional benefit charges, an administrative charge, and a Per $1,000 Specified Amount charge.

OPERATIONS CENTER -- the Company's service center at 100 Madison Street, Syracuse, New York 13202. The telephone number for the Operations Center is 1-800-487-6669.

OUTSTANDING DEBT -- the unpaid balance of any loan which you request on the Policy. The unpaid balance includes accrued loan interest which is due and has not been paid by you.

OWNER -- the owner of the Policy. "You" or "your" refers to the Owner.

POLICY -- the Policy with any attached application(s), any riders, and any endorsements.

POLICY DATE -- the date we authorize the Policy to be delivered to you (we call this the "policy release date") or, if later, the date as you requested your Policy to become effective. We measure Policy Years and anniversaries from the Policy Date. The Policy Date is shown in your Policy. If the Policy Date is the 29th, 30th, or 31st of a month, there will be some calendar months when there is no such date. For those months, the policy month will start on the last day of the calendar month.

SPECIFIED AMOUNT -- the minimum death benefit for as long as the Policy remains in effect.

SUBACCOUNT -- a subdivision of the Variable Account that invests exclusively in share of a Fund.

UNIT -- the measure of value in a Subaccount.

VARIABLE ACCOUNT -- MONY America Variable Account L, a segregated asset account of the Company into which you allocate premiums and transfer Fund Value.

                                                         Appendix: Glossary  A-1
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Requesting more information

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

                                                                           Page
ADDITIONAL INFORMATION ABOUT THE COMPANY
MONY Life Insurance Company of America....................................... 2
MONY America Variable Account L.............................................. 2
ADDITIONAL POLICY INFORMATION................................................ 2
The Policy................................................................... 2
State variations............................................................. 2
Death benefit payable during grace period.................................... 2
Our right to contest the Policy.............................................. 2
Ownership rights............................................................. 2
Selecting and changing the Beneficiary....................................... 2
Assigning the Policy......................................................... 3
Dividends.................................................................... 3
Settlement options........................................................... 3
Distribution of the Policies................................................. 3
ADDITIONAL INFORMATION....................................................... 4
Policies issued in conjunction with employee benefit plans................... 4
Legal developments regarding unisex actuarial tables......................... 4
Purchase and redemption of portfolio shares.................................. 4
Potential conflicts of interest.............................................. 4
Reports to Owners............................................................ 4
Records...................................................................... 5
Service agreement............................................................ 5
Experts...................................................................... 5
FINANCIAL STATEMENTS......................................................... 5
Index to financial statements............................................ FSA-1

To learn more about the Policy, you should read the Statement of Additional Information ("SAI") dated the same date as this Prospectus. The Table of contents for the SAI is on the last page of this Prospectus. For a free copy of the SAI, please contact your agent, call us toll-free at 1-800-487-6669, or write us at our Operations Center at 100 Madison Street, Syracuse, NY 13202.

You may also contact your agent, call us toll-free, or write us at our Operations Center if you wish to receive personalized illustrations of an Insured's Death Benefits, Cash Values and Account Values, and to request other information about your Policy.


The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus. You may review and copy information about us and the Policy (including the SAI) at the SEC's Public Reference Room in Washington, DC, or you may obtain information upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549 or by accessing the SEC's website at www.sec.gov. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.


Investment Company Act of 1940 Registration File No. 811-04234.

MONY Variable Universal Life
MONY America Variable Account L

STATEMENT OF ADDITIONAL INFORMATION
FOR INDIVIDUAL FLEXIBLE PREMIUM
VARIABLE LIFE INSURANCE POLICY


--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") contains additional information regarding the individual flexible premium variable life insurance policy (the "Policy") offered by MONY Life Insurance Company of America ("we," "us," "our," or the "Company"). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2010 and the prospectuses for AIM Variable Insurance Funds, AXA Premier VIP Trust, EQ Advisors Trust, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS(R) Variable Insurance Trust, PIMCO Variable Insurance Trust, and The Universal Institutional Funds, Inc. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown below. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

The date of this Statement of Additional Information is May 1, 2010.


TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE COMPANY                                     2
MONY Life Insurance Company of America                                       2
MONY America Variable Account L                                              2
ADDITIONAL POLICY INFORMATION                                                2
The Policy                                                                   2
State variations                                                             2
Death benefit payable during grace period                                    2
Our right to contest the Policy                                              2
Ownership rights                                                             2
Selecting and changing the Beneficiary                                       2
Assigning the Policy                                                         3
Dividends                                                                    3
Settlement options                                                           3
Distribution of the Policies                                                 3
ADDITIONAL INFORMATION                                                       4
Policies issued in conjunction with employee benefit plans                   4
Legal developments regarding unisex actuarial tables                         4
Purchase and redemption of portfolio shares                                  4
Potential conflicts of interest                                              4
Reports to Owners                                                            4
Records                                                                      5
Service agreement                                                            5
Experts                                                                      5
FINANCIAL STATEMENTS                                                         5
Index to financial statements                                            FSA-1

                                   Issued by
                     MONY Life Insurance Company of America
                          1290 Avenue of the Americas
                           New York, New York 10104
                              Operations Center:
                               100 Madison Street
                    Syracuse, New York 13202, (800) 487-6669


                                                                          x02946
                                                                      MLA-VUL 02

ADDITIONAL INFORMATION ABOUT THE COMPANY


MONY LIFE INSURANCE COMPANY OF AMERICA

We are MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. The Company is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of the Company, and under its other arrangements with the Company and its parent, AXA exercises significant influence over the operations and capital structure of the Company and its parent. AXA holds its interest in the Company through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc., AXA Equitable Financial Services, LLC, and MONY Life Insurance Company, a life insurance company. The Company is obligated to pay all amounts that are promised to be paid under the policies. No company other than the Company, however, has any legal responsibility to pay amounts that the Company owes under the policies.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $581.2 billion in assets as of December 31, 2009. The Company is licensed to sell life insurance and annuities in forty-nine states (not including New
York), the District of Columbia, Puerto Rico and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


AXA Advisors, LLC and AXA Distributors, LLC serve as the principal underwriters of the Variable Account and distributor of the policies. Prior to June 6, 2005, MONY Securities Corporation served as both the distributor and principal underwriter of the policies.

We are subject to regulation by the state of Arizona and regulation by the Commissioner of Insurance in Arizona. We file an annual statement with the state of Arizona, and periodically, the Commissioner of Insurance for the State of Arizona assesses our liabilities and reserves and those of the Variable Account and assesses their adequacy. We are also subject to the insurance laws and regulation of other states in which we are licensed to operate.


MONY AMERICA VARIABLE ACCOUNT L

The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), and meets the definition of a separate account under the federal securities laws.



ADDITIONAL POLICY INFORMATION


THE POLICY

The Policy, any attached riders and/or endorsements, the application and any supplemental applications make up the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.


STATE VARIATIONS

Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. Your Policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your Policy and its endorsements and riders, if any, contact our Operations Center.


DEATH BENEFIT PAYABLE DURING GRACE PERIOD

For Policies issued in the State of New Jersey, we will calculate the death benefit payable during the grace period as follows: If the Insured dies during the grace period, the death benefit proceeds will equal the amount of the death benefit immediately before the start of the grace period, reduced by:

1. the lesser of any balance needed for the Minimum Monthly Premium for the following month or any balance needed for the Monthly Deduction; and

2.  any Outstanding Debt.

OUR RIGHT TO CONTEST THE POLICY

In issuing the Policy, we rely on all statements made by or for you and/or the Insured in the application or in a supplemental application. Therefore, we may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).

However, we will not contest the Policy as issued or as increased, except for material misstatements contained in the application or a supplemental application, after it has been in force during the Insured's lifetime for a minimum period, generally for two years from the Policy Date, or effective date of the increase in Specified Amount.


OWNERSHIP RIGHTS

You, as the Owner, may exercise certain rights under the Policy. In addition to the rights described in the prospectus, you have the right to select or change your beneficiary and the right to assign your policy:


SELECTING AND CHANGING THE BENEFICIARY

You name the Beneficiary when you apply for the Policy. You may designate if the Beneficiary has to be living or surviving at the Insured's death. If you so designate, then, unless otherwise provided, that Beneficiary must be living on the 14th day after the Insured's death or, if earlier, the date we receive due proof of the Insured's death. The share of the Death Benefit proceeds of any Beneficiary who is not living on the earlier day will be payable to remaining Beneficiaries.

Unless provided in the Beneficiary designation, if there is no Beneficiary named or living on the date of the Insured's death, we will pay the Death Benefit proceeds to the Insured's executors or administrators.

You may change the Beneficiary, unless you have given up this right, as long as the Insured is living by writing us at our Operations Center. The change will take effect when we record it retroactively as of the date the request was signed. The change will be subject to any payment we made before we received notice of the change of Beneficiary at our Operations Center.


ASSIGNING THE POLICY

You may assign any interest in your Policy to another person. You must send written notice of the assignment to us at our Operations Center. The assignment will take effect once we have received the assignment. We may rely solely on the statement of the assignee as to the amount of his or her interest. All assignments will be subject to Outstanding Debt. Assignment of a Policy may have adverse tax consequences. Consult the section on "Tax considerations" in the Prospectus for more information.


DIVIDENDS

This Policy is non-participating. We do not pay dividends on the Policy.


SETTLEMENT OPTIONS

You may receive your proceeds in a lump sum or under the following settlement options:

OPTION 1. INTEREST INCOME -- Under this option, we hold the proceeds and credit the interest earned on those proceeds to the payee. We set the rate of interest for each year, but that rate will never be less than 2.75% a year. This Option will continue until the earlier of the date the payee dies or the date you elect another settlement option.

OPTION 2. INCOME FOR SPECIFIED PERIOD -- Under this option, the payee receives an income for the number of years chosen. We then calculate an income that will be based on the Minimum Monthly Income Table 2 for that period. Note that the longer the period selected (i.e., number of years) the lower the dollar amount per $1,000 of proceeds. Payments may be increased by additional interest as we may determine for each year.

OPTION 3. SINGLE LIFE INCOME -- Under this option, a number of years called the period certain is chosen. We will then pay income to a single payee for as long as that payee lives or for the number of years chosen (the period certain), whichever is longer. If the payee dies after the end of the period certain, the income payments will stop. The period certain elected may be: (a) 0, 10, or 20 years; or (b) until the total income payments equal the proceeds applied (this is called a refund period certain).

We will calculate the amount of the income payments on the date the proceeds become payable. This amount will be at least as much as the applicable amount show in the Minimum Monthly Income Table 3 shown in your Policy. The income amounts are based on the 1983 Table "a" (discrete functions, without projections for future mortality) with 3.50% interest.

If the income payments for the period certain elected are the same as income payments based on another available longer period certain, we will deem an election to have been made for the longer period certain.

OPTION 3A. JOINT LIFE INCOME -- We pay income during the joint lifetime of two people (the payee and another person). That means if one person dies, we will continue to pay the same income (or a lesser income) to the survivor for as long as the survivor lives.

The survivor may receive the same dollar amount that we were paying before the first payee died or two-thirds of that amount depending on the election made at the time of settlement. Note that if the lesser (two-thirds) amount paid to the survivor is elected, the dollar amount payable while both persons are living will be larger than it would have been if the same amount paid to the survivor had been elected.

We will calculate the amount of income payable while both persons are living (the joint lifetime) on the date the proceeds become payable. This amount will be at least as much as the applicable amount shown in the Minimum Monthly Income Table 3A shown in your Policy. The minimum income amounts are based on the 1983 Table "a" (discrete functions, without projections for future mortality) with 3.50% interest.

If a person for whom Option 3A is chosen dies before the first income amount is payable, the survivor will receive settlement instead under Option 3 with 10 years certain.

OPTION 4. INCOME OF SPECIFIED AMOUNT -- Under this option, the dollar amount of the income payments is chosen. We will pay that amount for as long as the proceeds and interest last, but the dollar amount chosen must add up to a yearly amount of at least 10% of the proceeds applied. Interest will be credited annually on the balance of the proceeds. We set the rate of interest for each year, but that rate will never be less than 2.75% a year.

We also may pay proceeds under any other option to which we and the payee may agree.

Before paying Option 3 or 3A, we will require proof of age of the payee that satisfies us.

Even if the death benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.


DISTRIBUTION OF THE POLICIES

AXA Distributors receives fees for the sale of variable life insurance policies. AXA Distributors received compensation with respect to the Policies offered through the Variable account in the following amounts during the periods indicated:



--------------------------------------------------------------------------------
                                            AGGREGATE AMOUNT OF
                                           COMMISSIONS RETAINED
                                           BY AXA DISTRIBUTORS
                                          AFTER PAYMENTS TO ITS
                    AGGREGATE AMOUNT OF   REGISTERED PERSONS AND
                    COMMISSIONS PAID TO   OTHER SELLING BROKER-
     FISCAL YEAR     AXA DISTRIBUTORS            DEALERS
--------------------------------------------------------------------------------
       2007             $21,231,833                N/A
       2008             $27,141,722                N/A
       2009             $14,989,194                N/A
--------------------------------------------------------------------------------

AXA Distributors passes through commissions it receives and does not retain any override as distributor for the Policies. However, under the distribution agreement with AXA Distributors, the Company will pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies. We also pay for AXA Distributors' operating and other expenses as it relates to the Policies.

Please see your Prospectus for detailed information regarding the distribution of the policies.


ADDITIONAL INFORMATION

POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code. For EBS Policies, the maximum mortality rates used to determine the monthly cost of insurance charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these tables, mortality rates are the same for male and female insureds of a particular attained age and premium class. Illustrations reflecting the premiums and charges for EBS Policies will be provided upon request to purchasers of these Policies. There is no provision for misstatement of sex in the EBS Policies. Also, the rates used to determine the amount payable under a particular settlement option will be the same for male and female insureds.


LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states which require "unisex" policies (currently Montana) and EBS Policies, are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.


PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

We will purchase shares of the portfolios at net asset value and direct them to the corresponding Subaccount. We will redeem sufficient shares of the appropriate portfolios at net asset value to pay surrender/partial surrender proceeds or other purposes described in your Policy. In general, we will automatically reinvest all dividends and capital gains distributions received from a portfolio in shares of the distributing portfolio at net asset value on the date of distribution. In other words, we do not pay portfolio dividends or portfolio distributions out to Owners as additional units, but instead reflect them in Unit values. We may elect not to reinvest dividends and capital gains distributions.


POTENTIAL CONFLICTS OF INTEREST

Shares of Fund portfolios are not sold directly to the general public. They are offered to insurance company separate accounts to support variable annuity and variable life insurance contracts and to qualified plans. When shares are sold to both variable life and variable annuity separate accounts, this is called "mixed funding." When shares are sold to insurance companies that are not affiliated with each other, this is called "shared funding." Currently, we do not foresee any disadvantages to Owners due to mixed or shared funding. However, differences in tax treatment or other considerations may at some time create conflict of interests between owners of various contracts. The Company and the Boards of Directors of the Funds, and any other insurance companies that participate in the Funds are required to monitor events to identify material conflicts. If there is a conflict because of mixed or shared funding, a company might be required to withdraw the investment of one or more of its separate accounts from the Funds. This might force the Funds to sell securities at disadvantageous prices. See the prospectuses for the Funds.


REPORTS TO OWNERS

We will send you a report at least annually showing the then current status of your Policy. It will set forth:

SINCE THE LAST REPORT DATE:

o premiums received;

o expense charges (including transfer charges, if any);

o cost of insurance and any riders;

o interest earned on Fund Value in the Loan Account and in the Guaranteed Interest Account; and

o any partial surrenders (and their fees).

AS OF THE CURRENT REPORT DATE:

o Death Benefit;

o Specified Amount;

o Cash Value; and

o Outstanding Debt.

AS OF THE CURRENT AND PRIOR REPORT DATES:

o Fund Value;

o Subaccount Unit values;

o Fund Value in the Guaranteed Interest Account; and

o any other information required by law.

We also will send you an annual and a semi-annual report for each Fund in which you are investing, as required by the 1940 Act.


RECORDS

We will maintain all records relating to the Variable Account and the Guaranteed Interest Account at our Operations Center.


SERVICE AGREEMENT

MONY Life Insurance Company provides personnel and administrative services to MONY Life Insurance Company of America pursuant to an administrative services agreement. The services provided include premium processing, Policy Owner changes, Policy compilation, and recordkeeping. These services are provided via computer and manual systems.


EXPERTS


The Financial Statements of MONY America Variable Account L for the year ended December 31, 2009, and for each of the two years in the period ended December 31, 2009, and the financial statements of the Company at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009 have been included in this SAI, which is a part of the registration statement, in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.




FINANCIAL STATEMENTS

This SAI contains the audited financial statements for each of the subaccounts of MONY America Variable Account L and the Company. The financial statements have been audited by PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm.

The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS


INDEX TO FINANCIAL STATEMENTS


With respect to MONY America Variable Account L
  Report of Independent Registered Public Accounting Firm................      2
  Statements of Assets and Liabilities as of December 31, 2009...........    F-3
  Statements of Operations for the Year Ended December 31, 2009..........   F-21
  Statements of Changes in Net Assets for the Years Ended
   December 31, 2009 and December 31, 2008...............................   F-34
  Notes to Financial Statements..........................................   F-62


With respect to MONY Life Insurance Company of America:
  Report of Independent Registered Public Accounting Firm................    F-1
  Balance Sheets, December 31, 2009 and 2008.............................    F-2
  Statements of Earnings (Loss), Years Ended December 31, 2009, 2008
   and 2007..............................................................    F-3
  Statements of Shareholder's Equity and Comprehensive income (Loss),
   Years Ended December 31, 2009, 2008 and 2007..........................    F-4
  Statements of Cash Flows, Years Ended December 31, 2009, 2008
   and 2007..............................................................    F-5
  Notes to Financial Statements..........................................    F-6



                                     FSA-1

--------------------------------------------------------------------------------

            Report of Independent Registered Public Accounting Firm


To the Board of Directors of
MONY Life Insurance Company of America and the
Contractowners of Subaccounts of MONY America Variable Account L


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Subaccounts of MONY America Variable Account L listed in Note 1 at December 31, 2009, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of MONY Life Insurance Company of America's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2009, by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York


April 19, 2010

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009


                                                                               AIM V.I.
                                                        AIM V.I. FINANCIAL      GLOBAL      AIM V.I.
                                                             SERVICES        HEALTH CARE   TECHNOLOGY
                                                       -------------------- ------------- ------------
Assets:
Investments in shares of The Trusts, at fair value....       $178,829          $648,310     $181,096
Receivable for The Trusts shares sold.................             --                --           --
Receivable for policy-related transactions............             24            33,917           48
                                                             --------          --------     --------
  Total assets........................................        178,853           682,227      181,144
                                                             ========          ========     ========
Liabilities:
Payable for The Trusts shares purchased...............             24            33,917           48
Payable for policy-related transactions...............             --                --           --
                                                             --------          --------     --------
  Total liabilities...................................             24            33,917           48
                                                             ========          ========     ========
Net Assets............................................       $178,829          $648,310     $181,096
                                                             ========          ========     ========
Net Assets:
Accumulation Units....................................        178,829           648,310      181,008
Retained by MONY America in Variable Account L........             --                --           88
                                                             --------          --------     --------
Total net assets......................................       $178,829          $648,310     $181,096
                                                             ========          ========     ========
Investments in shares of The Trusts, at cost..........       $288,780          $684,108     $162,882
The Trusts shares held respective Funds...............         35,064            40,851       13,730


                                                          ALL ASSET    AXA AGGRESSIVE   AXA BALANCED   AXA CONSERVATIVE
                                                         ALLOCATION      ALLOCATION*      STRATEGY       ALLOCATION*
                                                       -------------- ---------------- -------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value....  $68,155,461      $13,231,012      $248,216        $2,090,799
Receivable for The Trusts shares sold.................           --               --            --                --
Receivable for policy-related transactions............        4,658              933       112,685             4,333
                                                        -----------      -----------      --------        ----------
  Total assets........................................   68,160,119       13,231,945       360,901         2,095,132
                                                        ===========      ===========      ========        ==========
Liabilities:
Payable for The Trusts shares purchased...............        4,658              933       112,685             4,333
Payable for policy-related transactions...............           --               --            --                --
                                                        -----------      -----------      --------        ----------
  Total liabilities...................................        4,658              933       112,685             4,333
                                                        ===========      ===========      ========        ==========
Net Assets............................................  $68,155,461      $13,231,012      $248,216        $2,090,799
                                                        ===========      ===========      ========        ==========
Net Assets:
Accumulation Units....................................   68,118,660       13,230,416       248,216         2,085,423
Retained by MONY America in Variable Account L........       36,801              596            --             5,376
                                                        -----------      -----------      --------        ----------
Total net assets......................................  $68,155,461      $13,231,012      $248,216        $2,090,799
                                                        ===========      ===========      ========        ==========
Investments in shares of The Trusts, at cost..........  $74,599,306      $15,513,595      $249,619        $2,060,591
The Trusts shares held respective Funds...............    4,069,061        1,437,196        21,918           219,707

----------
*  Denotes multiple share classes held by the
   respective fund.
   Class A............................................                            80                              93
   Class B............................................                     1,437,116                         219,614

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                 AXA
                                                            CONSERVATIVE                             AXA
                                                               GROWTH      AXA CONSERVATIVE   CONSERVATIVE-PLUS
                                                              STRATEGY         STRATEGY          ALLOCATION*
                                                           -------------- ------------------ -------------------
Assets:
Investments in shares of The Trusts, at fair value........     $29,949          $57,555           $3,637,794
Receivable for The Trusts shares sold.....................          --               --                   --
Receivable for policy-related transactions................       1,667               --               10,496
                                                               -------          -------           ----------
  Total assets............................................      31,616           57,555            3,648,290
                                                               =======          =======           ==========
Liabilities:
Payable for The Trusts shares purchased...................       1,667               --               10,496
Payable for policy-related transactions...................          --               --                   --
                                                               -------          -------           ----------
  Total liabilities.......................................       1,667               --               10,496
                                                               =======          =======           ==========
Net Assets................................................     $29,949          $57,555           $3,637,794
                                                               =======          =======           ==========
Net Assets:
Accumulation Units........................................      29,949           57,555            3,637,740
Retained by MONY America in Variable Account L............          --               --                   54
                                                               -------          -------           ----------
Total net assets..........................................     $29,949          $57,555           $3,637,794
                                                               =======          =======           ==========
Investments in shares of The Trusts, at cost..............     $30,275          $59,001           $3,829,727
The Trusts shares held respective Funds...................       2,682            5,422              392,463
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................                                             1,213
   Class B................................................                                           391,250



                                                                                              AXA              AXA
                                                            AXA GROWTH   AXA MODERATE   MODERATE GROWTH   MODERATE-PLUS
                                                             STRATEGY     ALLOCATION*       STRATEGY      ALLOCATION *
                                                           ------------ -------------- ----------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........   $301,388    $20,680,510        $646,273      $44,094,181
Receivable for The Trusts shares sold.....................         --             --              --               --
Receivable for policy-related transactions................      9,067         61,437         164,016          120,093
                                                             --------    -----------        --------      -----------
  Total assets............................................    310,455     20,741,947         810,289       44,214,274
                                                             ========    ===========        ========      ===========
Liabilities:
Payable for The Trusts shares purchased...................      9,067         61,437         164,016          120,093
Payable for policy-related transactions...................         --             --              --               --
                                                             --------    -----------        --------      -----------
  Total liabilities.......................................      9,067         61,437         164,016          120,093
                                                             ========    ===========        ========      ===========
Net Assets................................................   $301,388    $20,680,510        $646,273      $44,094,181
                                                             ========    ===========        ========      ===========
Net Assets:
Accumulation Units........................................    301,388     20,675,346         646,273       44,093,052
Retained by MONY America in Variable Account L............         --          5,164              --            1,129
                                                             --------    -----------        --------      -----------
Total net assets..........................................   $301,388    $20,680,510        $646,273      $44,094,181
                                                             ========    ===========        ========      ===========
Investments in shares of The Trusts, at cost..............   $302,017    $22,474,490        $649,929      $50,478,287
The Trusts shares held respective Funds...................     25,321      1,625,605          54,695        4,546,962
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................                       199                            1,499
   Class B................................................                 1,625,406                        4,545,463

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                         DREYFUS STOCK     EQ/ALLIANCEBERNSTEIN   EQ/ALLIANCEBERNSTEIN
                                                        INDEX FUND, INC.      INTERNATIONAL*        SMALL CAP GROWTH*
                                                       ------------------ ---------------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value....     $34,285,305          $2,976,503             $1,319,517
Receivable for The Trusts shares sold.................              --                  --                     --
Receivable for policy-related transactions............           2,717                 607                  3,742
                                                           -----------          ----------             ----------
  Total assets........................................      34,288,022           2,977,110              1,323,259
                                                           ===========          ==========             ==========
Liabilities:
Payable for The Trusts shares purchased...............           2,717                 607                  3,739
Payable for policy-related transactions...............              --                  --                     --
                                                           -----------          ----------             ----------
  Total liabilities...................................           2,717                 607                  3,739
                                                           ===========          ==========             ==========
Net Assets............................................     $34,285,305          $2,976,503             $1,319,520
                                                           ===========          ==========             ==========
Net Assets:
Accumulation Units....................................      34,269,524           2,976,446              1,319,520
Retained by MONY America in Variable Account L........          15,781                  57                     --
                                                           -----------          ----------             ----------
Total net assets......................................     $34,285,305          $2,976,503             $1,319,520
                                                           ===========          ==========             ==========
Investments in shares of The Trusts, at cost..........     $40,093,852          $3,755,768             $1,395,232
The Trusts shares held respective Funds...............       1,303,128             359,771                109,413
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A............................................                             130,846                 43,273
   Class B............................................                             228,925                 66,140



                                                                              EQ/BLACKROCK                         EQ/CALVERT
                                                           EQ/BLACKROCK      INTERNATIONAL   EQ/BOSTON ADVISORS     SOCIALLY
                                                        BASIC VALUE EQUITY       VALUE*        EQUITY INCOME*     RESPONSIBLE*
                                                       -------------------- --------------- -------------------- -------------
Assets:
Investments in shares of The Trusts, at fair value....      $1,997,759         $4,619,210        $15,939,353      $1,402,727
Receivable for The Trusts shares sold.................              --                 --             17,216              --
Receivable for policy-related transactions............           7,670                415                 --             450
                                                            ----------         ----------        -----------      ----------
  Total assets........................................       2,005,429          4,619,625         15,956,569       1,403,177
                                                            ==========         ==========        ===========      ==========
Liabilities:
Payable for The Trusts shares purchased...............           7,670                415                 --             448
Payable for policy-related transactions...............              --                 --             17,216              --
                                                            ----------         ----------        -----------      ----------
  Total liabilities...................................           7,670                415             17,216             448
                                                            ==========         ==========        ===========      ==========
Net Assets............................................      $1,997,759         $4,619,210        $15,939,353      $1,402,729
                                                            ==========         ==========        ===========      ==========
Net Assets:
Accumulation Units....................................       1,997,630          4,618,854         15,843,900       1,402,729
Retained by MONY America in Variable Account L........             129                356             95,453              --
                                                            ----------         ----------        -----------      ----------
Total net assets......................................      $1,997,759         $4,619,210        $15,939,353      $1,402,729
                                                            ==========         ==========        ===========      ==========
Investments in shares of The Trusts, at cost..........      $2,132,953         $5,710,949        $20,839,966      $1,603,543
The Trusts shares held respective Funds...............         161,958            415,663          3,428,137         217,291
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A............................................                            305,177          1,844,262         183,020
   Class B............................................                            110,486          1,583,875          34,271

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                            EQ/CAPITAL GUARDIAN  EQ/CAPITAL GUARDIAN    EQ/COMMON STOCK
                                                                  GROWTH*             RESEARCH*              INDEX*
                                                           -------------------- ---------------------  -----------------
Assets:
Investments in shares of The Trusts, at fair value........       $421,412             $3,778,906           $2,528,377
Receivable for The Trusts shares sold.....................             --                     --                   --
Receivable for policy-related transactions................              4                    395               77,569
                                                                 --------             ----------           ----------
  Total assets............................................        421,416              3,779,301            2,605,946
                                                                 ========             ==========           ==========
Liabilities:
Payable for The Trusts shares purchased...................              4                    395               77,569
Payable for policy-related transactions...................             --                     --                   --
                                                                 --------             ----------           ----------
  Total liabilities.......................................              4                    395               77,569
                                                                 ========             ==========           ==========
Net Assets................................................       $421,412             $3,778,906           $2,528,377
                                                                 ========             ==========           ==========
Net Assets:
Accumulation Units........................................        421,412              3,637,537            2,528,377
Retained by MONY America in Variable Account L............             --                141,369                   --
                                                                 --------             ----------           ----------
Total net assets..........................................       $421,412             $3,778,906           $2,528,377
                                                                 ========             ==========           ==========
Investments in shares of The Trusts, at cost..............       $429,980             $4,186,021           $2,648,105
The Trusts shares held respective Funds...................         36,045                357,853              181,020
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................         17,563                344,087                8,351
   Class B................................................         18,482                 13,766              172,669



                                                            EQ/CORE BOND   EQ/EQUITY 500    EQ/EQUITY    EQ/EVERGREEN
                                                               INDEX*          INDEX       GROWTH PLUS       OMEGA
                                                           -------------- --------------- ------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........  $36,858,885      $2,440,750    $ 9,723,669     $252,137
Receivable for The Trusts shares sold.....................           --              --            609           --
Receivable for policy-related transactions................       10,139           1,160         17,138        5,520
                                                            -----------      ----------    -----------     --------
  Total assets............................................   36,869,024       2,441,910      9,741,416      257,657
                                                            ===========      ==========    ===========     ========
Liabilities:
Payable for The Trusts shares purchased...................       10,406           1,160             --        5,520
Payable for policy-related transactions...................           --              --             --           --
                                                            -----------      ----------    -----------     --------
  Total liabilities.......................................       10,406           1,160             --        5,520
                                                            ===========      ==========    ===========     ========
Net Assets................................................  $36,858,618      $2,440,750    $ 9,741,416     $252,137
                                                            ===========      ==========    ===========     ========
Net Assets:
Accumulation Units........................................   36,777,612       2,440,750      9,741,416      252,137
Retained by MONY America in Variable Account L............       81,006              --             --           --
                                                            -----------      ----------    -----------     --------
Total net assets..........................................  $36,858,618      $2,440,750    $ 9,741,416     $252,137
                                                            ===========      ==========    ===========     ========
Investments in shares of The Trusts, at cost..............  $38,708,013      $2,662,503    $10,677,936     $216,520
The Trusts shares held respective Funds...................    3,926,787         126,175        747,862       28,017
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................    3,797,003
   Class B................................................      129,784

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              EQ/GAMCO        EQ/GAMCO
                                                             MERGERS AND   SMALL COMPANY   EQ/GLOBAL
                                                            ACQUISITIONS       VALUE       BOND PLUS
                                                           -------------- --------------- -----------
Assets:
Investments in shares of The Trusts, at fair value........    $316,134      $64,123,318    $751,784
Receivable for The Trusts shares sold.....................          --               --          --
Receivable for policy-related transactions................         473           92,282       2,329
                                                              --------      -----------    --------
  Total assets............................................     316,607       64,215,600     754,113
                                                              ========      ===========    ========
Liabilities:
Payable for The Trusts shares purchased...................         473           92,282       2,329
Payable for policy-related transactions...................          --               --          --
                                                              --------      -----------    --------
  Total liabilities.......................................         473           92,282       2,329
                                                              ========      ===========    ========
Net Assets................................................    $316,134      $64,123,318    $751,784
                                                              ========      ===========    ========
Net Assets:
Accumulation Units........................................     315,821       64,122,977     751,784
Retained by MONY America in Variable Account L............         313              341          --
                                                              --------      -----------    --------
Total net assets..........................................    $316,134      $64,123,318    $751,784
                                                              ========      ===========    ========
Investments in shares of The Trusts, at cost..............    $321,716      $58,383,097    $791,688
The Trusts shares held respective Funds...................      27,105        2,169,155      78,073
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................
   Class B................................................



                                                              EQ/GLOBAL    EQ/INTERMEDIATE
                                                            MULTI-SECTOR   GOVERNMENT BOND   EQ/INTERNATIONAL   EQ/INTERNATIONAL
                                                               EQUITY*          INDEX*           CORE PLUS           GROWTH
                                                           -------------- ----------------- ------------------ -----------------
Assets:
Investments in shares of The Trusts, at fair value........   $4,464,406       $8,368,220         $551,557         $17,016,459
Receivable for The Trusts shares sold.....................           --               --               --                  --
Receivable for policy-related transactions................        6,512            3,369            2,407              30,483
                                                             ----------       ----------         --------         -----------
  Total assets............................................    4,470,918        8,371,589          553,964          17,046,942
                                                             ==========       ==========         ========         ===========
Liabilities:
Payable for The Trusts shares purchased...................        6,512            3,369            2,407              30,483
Payable for policy-related transactions...................           --               --               --                  --
                                                             ----------       ----------         --------         -----------
  Total liabilities.......................................        6,512            3,369            2,407              30,483
                                                             ==========       ==========         ========         ===========
Net Assets................................................   $4,464,406       $8,368,220         $551,557         $17,016,459
                                                             ==========       ==========         ========         ===========
Net Assets:
Accumulation Units........................................    4,464,267        8,252,151          551,557          17,000,464
Retained by MONY America in Variable Account L............          139          116,069               --              15,995
                                                             ----------       ----------         --------         -----------
Total net assets..........................................   $4,464,406       $8,368,220         $551,557         $17,016,459
                                                             ==========       ==========         ========         ===========
Investments in shares of The Trusts, at cost..............   $5,088,160       $8,664,001         $546,086         $16,725,924
The Trusts shares held respective Funds...................      394,442          872,414           61,570           2,985,123
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................      103,745          826,134
   Class B................................................      290,697           46,280

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              EQ/JPMORGAN
                                                                 VALUE       EQ/LARGE CAP   EQ/LARGE CAP
                                                            OPPORTUNITIES*     CORE PLUS    GROWTH INDEX
                                                           ---------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........     $258,313         $52,868       $567,860
Receivable for The Trusts shares sold.....................           --              --             --
Receivable for policy-related transactions................        3,068              --            611
                                                               --------         -------       --------
  Total assets............................................      261,381          52,868        568,471
                                                               ========         =======       ========
Liabilities:
Payable for The Trusts shares purchased...................        3,068              --            611
Payable for policy-related transactions...................           --              --             --
                                                               --------         -------       --------
  Total liabilities.......................................        3,068              --            611
                                                               ========         =======       ========
Net Assets................................................     $258,313         $52,868       $567,860
                                                               ========         =======       ========
Net Assets:
Accumulation Units........................................      258,313          52,868        567,860
Retained by MONY America in Variable Account L............           --              --             --
                                                               --------         -------       --------
Total net assets..........................................     $258,313         $52,868       $567,860
                                                               ========         =======       ========
Investments in shares of The Trusts, at cost..............     $258,718         $43,449       $512,973
The Trusts shares held respective Funds...................       29,253           7,680         76,258
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................          127
   Class B................................................       29,126



                                                            EQ/LARGE CAP   EQ/LARGE CAP   EQ/LARGE CAP     EQ/LORD ABBETT
                                                             GROWTH PLUS    VALUE INDEX    VALUE PLUS*   GROWTH AND INCOME*
                                                           -------------- -------------- -------------- -------------------
Assets:
Investments in shares of The Trusts, at fair value........    $397,379       $199,360      $6,949,288        $5,851,491
Receivable for The Trusts shares sold.....................          --             --              --                --
Receivable for policy-related transactions................       3,761          1,191           1,129             2,827
                                                              --------       --------      ----------        ----------
  Total assets............................................     401,140        200,551       6,950,417         5,854,318
                                                              ========       ========      ==========        ==========
Liabilities:
Payable for The Trusts shares purchased...................       3,761          1,191           1,129             2,827
Payable for policy-related transactions...................          --             --              --                --
                                                              --------       --------      ----------        ----------
  Total liabilities.......................................       3,761          1,191           1,129             2,827
                                                              ========       ========      ==========        ==========
Net Assets................................................    $397,379       $199,360      $6,949,288        $5,851,491
                                                              ========       ========      ==========        ==========
Net Assets:
Accumulation Units........................................     397,379        199,360       6,931,980         5,851,288
Retained by MONY America in Variable Account L............          --             --          17,308               203
                                                              --------       --------      ----------        ----------
Total net assets..........................................    $397,379       $199,360      $6,949,288        $5,851,491
                                                              ========       ========      ==========        ==========
Investments in shares of The Trusts, at cost..............    $389,512       $247,819      $9,978,319        $6,791,219
The Trusts shares held respective Funds...................      27,234         42,912         760,322           662,285
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................                                    523,507           631,245
   Class B................................................                                    236,815            31,040

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                            EQ/LORD ABBETT   EQ/MID CAP    EQ/MID CAP
                                                            LARGE CAP CORE     INDEX*     VALUE PLUS*   EQ/MONEY MARKET*
                                                           ---------------- ------------ ------------- ------------------
Assets:
Investments in shares of The Trusts, at fair value........     $259,465      $3,673,072   $12,239,245      $23,831,387
Receivable for The Trusts shares sold.....................           --              --            --           70,731
Receivable for policy-related transactions................        2,576           1,109        11,979               --
                                                               --------      ----------   -----------      -----------
  Total assets............................................      262,041       3,674,181    12,251,224       23,902,118
                                                               ========      ==========   ===========      ===========
Liabilities:
Payable for The Trusts shares purchased...................        2,576           1,103        12,917               --
Payable for policy-related transactions...................           --              --            --          139,037
                                                               --------      ----------   -----------      -----------
  Total liabilities.......................................        2,576           1,103        12,917          139,037
                                                               ========      ==========   ===========      ===========
Net Assets................................................     $259,465      $3,673,078   $12,238,307      $23,763,081
                                                               ========      ==========   ===========      ===========
Net Assets:
Accumulation Units........................................      259,465       3,673,078    12,234,496       23,704,951
Retained by MONY America in Variable Account L............           --              --         3,811           58,130
                                                               --------      ----------   -----------      -----------
Total net assets..........................................     $259,465      $3,673,078   $12,238,307      $23,763,081
                                                               ========      ==========   ===========      ===========
Investments in shares of The Trusts, at cost..............     $229,246      $4,478,375   $14,789,912      $23,822,860
The Trusts shares held respective Funds...................       24,346         547,418     1,478,525       23,820,806
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................                      346,809     1,301,405        3,891,958
   Class B................................................                      200,609       177,120       19,928,848



                                                             EQ/MONTAG & CALDWELL   EQ/PIMCO ULTRA    EQ/QUALITY
                                                                    GROWTH            SHORT BOND*     BOND PLUS*
                                                            ---------------------- ---------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........        $49,538,556         $6,077,346     $10,401,885
Receivable for The Trusts shares sold.....................                 --                 --              --
Receivable for policy-related transactions................             35,995             19,670              --
                                                                  -----------         ----------     -----------
  Total assets............................................         49,574,551          6,097,016      10,401,885
                                                                  ===========         ==========     ===========
Liabilities:
Payable for The Trusts shares purchased...................             35,995             20,386             905
Payable for policy-related transactions...................                 --                 --               6
                                                                  -----------         ----------     -----------
  Total liabilities.......................................             35,995             20,386             911
                                                                  ===========         ==========     ===========
Net Assets................................................        $49,538,556         $6,076,630     $10,400,974
                                                                  ===========         ==========     ===========
Net Assets:
Accumulation Units........................................         49,528,804          6,076,528      10,399,913
Retained by MONY America in Variable Account L............              9,752                102           1,061
                                                                  -----------         ----------     -----------
Total net assets..........................................        $49,538,556         $6,076,630     $10,400,974
                                                                  ===========         ==========     ===========
Investments in shares of The Trusts, at cost..............        $44,024,366         $6,233,094     $10,660,476
The Trusts shares held respective Funds...................          8,708,794            613,586       1,158,511
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................                               164,828          26,314
   Class B................................................                               448,758       1,132,197

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                                   EQ/UBS
                                                               EQ/SMALL      EQ/T. ROWE PRICE    GROWTH AND
                                                            COMPANY INDEX*     GROWTH STOCK        INCOME
                                                           ---------------- ------------------ --------------
Assets:
Investments in shares of The Trusts, at fair value........    $5,964,841        $36,230,845     $14,918,926
Receivable for The Trusts shares sold.....................            --             17,724          12,523
Receivable for policy-related transactions................           670                 --              --
                                                              ----------        -----------     -----------
  Total assets............................................     5,965,511         36,248,569      14,931,449
                                                              ==========        ===========     ===========
Liabilities:
Payable for The Trusts shares purchased...................           670                 --              --
Payable for policy-related transactions...................            --             17,724          12,523
                                                              ----------        -----------     -----------
  Total liabilities.......................................           670             17,724          12,523
                                                              ==========        ===========     ===========
Net Assets................................................    $5,964,841        $36,230,845     $14,918,926
                                                              ==========        ===========     ===========
Net Assets:
Accumulation Units........................................     5,964,688         36,205,441      14,914,440
Retained by MONY America in Variable Account L............           153             25,404           4,486
                                                              ----------        -----------     -----------
Total net assets..........................................    $5,964,841        $36,230,845     $14,918,926
                                                              ==========        ===========     ===========
Investments in shares of The Trusts, at cost..............    $5,499,861        $37,398,223     $15,505,707
The Trusts shares held respective Funds...................       707,473          2,050,013       2,814,200
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................       587,246
   Class B................................................       120,227
   Initial................................................
   Service................................................



                                                            EQ/VAN KAMPEN    EQ/VAN KAMPEN     FIDELITY VIP    FIDELITY VIP
                                                               COMSTOCK     MID CAP GROWTH*   ASSET MANAGER   CONTRAFUND(R)*
                                                           --------------- ----------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........     $191,697        $8,518,510        $98,742       $24,926,989
Receivable for The Trusts shares sold.....................           --                --             --            15,238
Receivable for policy-related transactions................           99             6,903             --            17,479
                                                               --------        ----------        -------       -----------
  Total assets............................................      191,796         8,525,413         98,742        24,959,706
                                                               ========        ==========        =======       ===========
Liabilities:
Payable for The Trusts shares purchased...................           99             6,903             --            17,479
Payable for policy-related transactions...................           --                --             --            15,238
                                                               --------        ----------        -------       -----------
  Total liabilities.......................................           99             6,903             --            32,717
                                                               ========        ==========        =======       ===========
Net Assets................................................     $191,697        $8,518,510        $98,742       $24,926,989
                                                               ========        ==========        =======       ===========
Net Assets:
Accumulation Units........................................      191,697         8,518,408         98,742        24,921,115
Retained by MONY America in Variable Account L............           --               102             --             5,874
                                                               --------        ----------        -------       -----------
Total net assets..........................................     $191,697        $8,518,510        $98,742       $24,926,989
                                                               ========        ==========        =======       ===========
Investments in shares of The Trusts, at cost..............     $197,766        $8,417,156        $86,996       $28,754,360
The Trusts shares held respective Funds...................       22,842           651,840          7,595         1,212,140
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................                        577,126
   Class B................................................                         74,714
   Initial................................................                                                         250,147
   Service................................................                                                         961,993

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                                     FRANKLIN         FRANKLIN
                                                            FIDELITY VIP          FRANKLIN       RISING DIVIDENDS   ZERO COUPON
                                                         GROWTH AND INCOME   INCOME SECURITIES      SECURITIES          2010
                                                        ------------------- ------------------- ------------------ ------------
Assets:
Investments in shares of The Trusts, at fair value.....       $348,729           $6,792,072          $512,350         $124,379
Receivable for The Trusts shares sold..................             --                   --                --               --
Receivable for policy-related transactions.............             --                2,780               585              103
                                                              --------           ----------          --------         --------
  Total assets.........................................        348,729            6,794,852           512,935          124,482
                                                              ========           ==========          ========         ========
Liabilities:
Payable for The Trusts shares purchased................             --                2,780               585              103
Payable for policy-related transactions................             --                   --                --               --
                                                              --------           ----------          --------         --------
  Total liabilities....................................             --                2,780               585              103
                                                              ========           ==========          ========         ========
Net Assets.............................................       $348,729           $6,792,072          $512,350         $124,379
                                                              ========           ==========          ========         ========
Net Assets:
Accumulation Units.....................................        348,729            6,791,972           512,350          124,329
Retained by MONY America in Variable Account L.........             --                  100                --               50
                                                              --------           ----------          --------         --------
Total net assets.......................................       $348,729           $6,792,072          $512,350         $124,379
                                                              ========           ==========          ========         ========
Investments in shares of The Trusts, at cost...........       $407,091           $7,068,147          $563,318         $125,465
The Trusts shares held respective Funds................         31,502              481,025            32,305            7,808
-------
*  Denotes multiple share classes held by the
   respective fund.
   Institutional.......................................
   Service.............................................




                                                           JANUS ASPEN SERIES   JANUS ASPEN SERIES   JANUS ASPEN SERIES
                                                                BALANCED            ENTERPRISE             FORTY*
                                                          -------------------- -------------------- -------------------
Assets:
Investments in shares of The Trusts, at fair value.....        $8,781,557           $12,019,464         $18,027,856
Receivable for The Trusts shares sold..................             9,487                    --                   9
Receivable for policy-related transactions.............                --                33,719             106,568
                                                               ----------           -----------         -----------
  Total assets.........................................         8,791,044            12,053,183          18,134,433
                                                               ==========           ===========         ===========
Liabilities:
Payable for The Trusts shares purchased................                --                33,719             106,568
Payable for policy-related transactions................             9,487                    --                   9
                                                               ----------           -----------         -----------
  Total liabilities....................................             9,487                33,719             106,577
                                                               ==========           ===========         ===========
Net Assets.............................................        $8,781,557           $12,019,464         $18,027,856
                                                               ==========           ===========         ===========
Net Assets:
Accumulation Units.....................................         8,781,459            12,019,382          18,026,460
Retained by MONY America in Variable Account L.........                98                    82               1,396
                                                               ----------           -----------         -----------
Total net assets.......................................        $8,781,557           $12,019,464         $18,027,856
                                                               ==========           ===========         ===========
Investments in shares of The Trusts, at cost...........        $8,446,983           $11,529,440         $15,942,276
The Trusts shares held respective Funds................           326,695               390,369             537,453
-------
*  Denotes multiple share classes held by the
   respective fund.
   Institutional.........................................                                                   466,382
   Service...............................................                                                    71,071

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                            JANUS ASPEN SERIES   JANUS ASPEN SERIES   JANUS ASPEN SERIES
                                                               MID CAP VALUE          OVERSEAS*            WORLDWIDE
                                                           -------------------- -------------------- --------------------
Assets:
Investments in shares of The Trusts, at fair value........      $1,375,417           $7,966,288           $11,036,758
Receivable for The Trusts shares sold.....................              --                   --                    --
Receivable for policy-related transactions................          54,777              111,503                 4,488
                                                                ----------           ----------           -----------
  Total assets............................................       1,430,194            8,077,791            11,041,246
                                                                ==========           ==========           ===========
Liabilities:
Payable for The Trusts shares purchased...................          54,777              111,503                 4,488
Payable for policy-related transactions...................              --                   --                    --
                                                                ----------           ----------           -----------
  Total liabilities.......................................          54,777              111,503                 4,488
                                                                ==========           ==========           ===========
Net Assets................................................      $1,375,417           $7,966,288           $11,036,758
                                                                ==========           ==========           ===========
Net Assets:
Accumulation Units........................................       1,374,888            7,966,231            11,035,647
Retained by MONY America in Variable Account L............             529                   57                 1,111
                                                                ----------           ----------           -----------
Total net assets..........................................      $1,375,417           $7,966,288           $11,036,758
                                                                ==========           ==========           ===========
Investments in shares of The Trusts, at cost..............      $1,582,482           $8,157,874           $11,717,994
The Trusts shares held respective Funds...................         100,322              175,550               421,572
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................
   Class B................................................
   Institutional..........................................                               64,788
   Service................................................                              110,762



                                                                               MULTIMANAGER                  MULTIMANAGER
                                                                  MFS(R)        AGGRESSIVE    MULTIMANAGER   INTERNATIONAL
                                                             UTILITIES SERIES     EQUITY       CORE BOND*       EQUITY
                                                            ------------------ ------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........      $1,521,355        $559,559     $7,901,099      $836,065
Receivable for The Trusts shares sold.....................              --              --             --            --
Receivable for policy-related transactions................          58,830              39         34,730         2,573
                                                                ----------        --------     ----------      --------
  Total assets............................................       1,580,185         559,598      7,935,829       838,638
                                                                ==========        ========     ==========      ========
Liabilities:
Payable for The Trusts shares purchased...................          58,821              16         34,628         2,436
Payable for policy-related transactions...................              --              --             --            --
                                                                ----------        --------     ----------      --------
  Total liabilities.......................................          58,821              16         34,628         2,436
                                                                ==========        ========     ==========      ========
Net Assets................................................      $1,521,364        $559,582     $7,901,201      $836,202
                                                                ==========        ========     ==========      ========
Net Assets:
Accumulation Units........................................       1,521,364         559,582      7,901,055       836,066
Retained by MONY America in Variable Account L............              --              --            146           136
                                                                ----------        --------     ----------      --------
Total net assets..........................................      $1,521,364        $559,582     $7,901,201      $836,202
                                                                ==========        ========     ==========      ========
Investments in shares of The Trusts, at cost..............      $1,668,176        $520,385     $7,929,952      $909,433
The Trusts shares held respective Funds...................          66,377          24,372        768,113        78,831
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................                                        685,657
   Class B................................................                                         82,456
   Institutional..........................................
   Service................................................

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                            MULTIMANAGER  MULTIMANAGER   MULTIMANAGER
                                                             LARGE CAP      LARGE CAP      LARGE CAP
                                                            CORE EQUITY      GROWTH         VALUE*
                                                           ------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........    $101,224      $461,428      $4,588,662
Receivable for The Trusts shares sold.....................          --            --              --
Receivable for policy-related transactions................           4             4           2,682
                                                              --------      --------      ----------
  Total assets............................................     101,228       461,432       4,591,344
                                                              ========      ========      ==========
Liabilities:
Payable for The Trusts shares purchased...................           4             4           2,577
Payable for policy-related transactions...................          --            --              --
                                                              --------      --------      ----------
  Total liabilities.......................................           4             4           2,577
                                                              ========      ========      ==========
Net Assets................................................    $101,224      $461,428      $4,588,767
                                                              ========      ========      ==========
Net Assets:
Accumulation Units........................................     101,224       461,428       4,588,536
Retained by MONY America in Variable Account L............          --            --             231
                                                              --------      --------      ----------
Total net assets..........................................    $101,224      $461,428      $4,588,767
                                                              ========      ========      ==========
Investments in shares of The Trusts, at cost..............    $ 96,741      $461,474      $5,393,338
The Trusts shares held respective Funds...................      11,072        64,091         526,366
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................                                   440,731
   Class B................................................                                    85,635



                                                            MULTIMANAGER   MULTIMANAGER   MULTIMANAGER   MULTIMANAGER
                                                               MID CAP        MID CAP     MULTI-SECTOR     SMALL CAP
                                                               GROWTH          VALUE          BOND*         GROWTH
                                                           -------------- -------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........    $264,022       $498,955      $1,969,836    $11,392,539
Receivable for The Trusts shares sold.....................          --            111              --             --
Receivable for policy-related transactions................         791             --          11,518          3,001
                                                              --------       --------      ----------    -----------
  Total assets............................................     264,813        499,066       1,981,354     11,395,540
                                                              ========       ========      ==========    ===========
Liabilities:
Payable for The Trusts shares purchased...................         791             --          11,518          3,001
Payable for policy-related transactions...................          --            111              --             --
                                                              --------       --------      ----------    -----------
  Total liabilities.......................................         791            111          11,518          3,001
                                                              ========       ========      ==========    ===========
Net Assets................................................    $264,022       $498,955      $1,969,836    $11,392,539
                                                              ========       ========      ==========    ===========
Net Assets:
Accumulation Units........................................     264,022        498,955       1,969,571     11,392,320
Retained by MONY America in Variable Account L............          --             --             265            219
                                                              --------       --------      ----------    -----------
Total net assets..........................................    $264,022       $498,955      $1,969,836    $11,392,539
                                                              ========       ========      ==========    ===========
Investments in shares of The Trusts, at cost..............    $248,441       $423,293      $2,448,440    $12,959,602
The Trusts shares held respective Funds...................      37,270         62,703         527,642      1,647,421
-------
*  Denotes multiple share classes held by the
   respective fund.
   Class A................................................                                    304,669
   Class B................................................                                    222,973

The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                      OPPENHEIMER
                                                        MULTIMANAGER                     GLOBAL
                                                          SMALL CAP    MULTIMANAGER    SECURITIES
                                                            VALUE       TECHNOLOGY      FUND/VA
                                                       -------------- -------------- -------------
Assets:
Investments in shares of The Trusts, at fair value....    $293,031       $691,500     $1,775,897
Receivable for The Trusts shares sold.................          --             --             --
Receivable for policy-related transactions............      77,947          1,528            786
                                                          --------       --------     ----------
  Total assets........................................     370,978        693,028      1,776,683
                                                          ========       ========     ==========
Liabilities:
Payable for The Trusts shares purchased...............      77,946          1,420            780
Payable for policy-related transactions...............          --             --             --
                                                          --------       --------     ----------
  Total liabilities...................................      77,946          1,420            780
                                                          ========       ========     ==========
Net Assets............................................    $293,032       $691,608     $1,775,903
                                                          ========       ========     ==========
Net Assets:
Accumulation Units....................................     293,032        691,500      1,775,903
Retained by MONY America in Variable Account L........          --            108             --
                                                          --------       --------     ----------
Total net assets......................................    $293,032       $691,608     $1,775,903
                                                          ========       ========     ==========
Investments in shares of The Trusts, at cost..........    $317,261       $629,201     $1,896,450
The Trusts shares held respective Funds...............      33,752         63,544         67,576



                                                                      THE UNIVERSAL   THE UNIVERSAL
                                                                      INSTITUTIONAL   INSTITUTIONAL
                                                           PIMCO       FUNDS, INC.     FUNDS, INC.     VAN ECK
                                                        GLOBAL BOND      EMERGING         GLOBAL      WORLDWIDE
                                                         (UNHEDGED)    MARKETS DEBT    VALUE EQUITY     BOND
                                                       ------------- --------------- --------------- ----------
Assets:
Investments in shares of The Trusts, at fair value....  $3,188,063       $282,637        $513,134     $115,181
Receivable for The Trusts shares sold.................          --             --              --           --
Receivable for policy-related transactions............         376         67,013             314           --
                                                        ----------       --------        --------     --------
  Total assets........................................   3,188,439        349,650         513,448      115,181
                                                        ==========       ========        ========     ========
Liabilities:
Payable for The Trusts shares purchased...............         376         67,013             311           --
Payable for policy-related transactions...............          --             --              --           --
                                                        ----------       --------        --------     --------
  Total liabilities...................................         376         67,013             311           --
                                                        ==========       ========        ========     ========
Net Assets............................................  $3,188,063       $282,637        $513,137     $115,181
                                                        ==========       ========        ========     ========
Net Assets:
Accumulation Units....................................   3,186,538        282,637         513,137      115,181
Retained by MONY America in Variable Account L........       1,525             --              --           --
                                                        ----------       --------        --------     --------
Total net assets......................................  $3,188,063       $282,637        $513,137     $115,181
                                                        ==========       ========        ========     ========
Investments in shares of The Trusts, at cost..........  $3,163,951       $268,453        $651,925     $110,945
The Trusts shares held respective Funds...............     250,634         36,469          70,875        9,803

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2009


                                                            VAN ECK
                                                           WORLDWIDE        VAN ECK
                                                            EMERGING       WORLDWIDE
                                                            MARKETS       HARD ASSETS
                                                         -------------   -------------
Assets:
Investments in shares of The Trusts, at fair value....    $1,891,307        $481,107
Receivable for The Trusts shares sold.................            --              --
Receivable for policy-related transactions............        52,140          85,228
                                                          ----------        --------
  Total assets........................................     1,943,447         566,335
                                                          ==========        ========
Liabilities:
Payable for The Trusts shares purchased...............        52,138          85,228
Payable for policy-related transactions...............            --              --
                                                          ----------        --------
  Total liabilities...................................        52,138          85,228
                                                          ==========        ========
Net Assets............................................    $1,891,309        $481,107
                                                          ==========        ========
Net Assets:
Accumulation Units....................................     1,891,309         481,107
Retained by MONY America in Variable Account L........            --              --
                                                          ----------        --------
Total net assets......................................    $1,891,309        $481,107
                                                          ==========        ========
Investments in shares of The Trusts, at cost..........    $1,704,447        $431,099
The Trusts shares held respective Funds...............       168,566          16,442

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009


                                                Contract                                Units
                                                charges   Share Class   Unit Value   Outstanding
                                               --------- ------------- ------------ ------------
AIM V.I. FINANCIAL SERVICES.................      0.00%     SERIES I    $   6.02            68
AIM V.I. FINANCIAL SERVICES.................      0.35%     SERIES I    $   5.95        26,955
AIM V.I. FINANCIAL SERVICES.................      0.35%     SERIES I    $   6.14         2,953

AIM V.I. GLOBAL HEALTH CARE.................      0.00%     SERIES I    $  13.58         5,714
AIM V.I. GLOBAL HEALTH CARE.................      0.35%     SERIES I    $  12.64        45,019
AIM V.I. GLOBAL HEALTH CARE.................      0.35%     SERIES I    $  12.81           120

AIM V.I. TECHNOLOGY.........................      0.00%     SERIES I    $  12.16            30
AIM V.I. TECHNOLOGY.........................      0.35%     SERIES I    $   9.21        19,620
AIM V.I. TECHNOLOGY.........................      0.35%     SERIES I    $  10.64            --

ALL ASSET ALLOCATION........................      0.00%        B        $  12.20        11,553
ALL ASSET ALLOCATION........................      0.35%        B        $  10.45       147,050
ALL ASSET ALLOCATION........................      0.35%        B        $  10.59     1,046,705
ALL ASSET ALLOCATION........................      0.35%        B        $  11.04         1,096
ALL ASSET ALLOCATION........................      0.35%        B        $  11.47       206,954
ALL ASSET ALLOCATION........................      0.75%        B        $  21.72     2,440,445

AXA AGGRESSIVE ALLOCATION...................      0.00%        A        $   7.86            94
AXA AGGRESSIVE ALLOCATION...................      0.00%        B        $ 128.17        98,717
AXA AGGRESSIVE ALLOCATION...................      0.35%        B        $   7.74        61,482
AXA AGGRESSIVE ALLOCATION...................      0.75%        B        $   7.66        13,266

AXA BALANCED STRATEGY.......................      0.00%        B        $ 101.74         2,439

AXA CONSERVATIVE ALLOCATION.................      0.00%        A        $  10.25            86
AXA CONSERVATIVE ALLOCATION.................      0.00%        B        $ 122.45        13,537
AXA CONSERVATIVE ALLOCATION.................      0.35%        B        $  10.09        13,021
AXA CONSERVATIVE ALLOCATION.................      0.75%        B        $   9.99        29,601

AXA CONSERVATIVE GROWTH STRATEGY............      0.00%        B        $ 101.49           296

AXA CONSERVATIVE STRATEGY...................      0.00%        B        $ 100.81           571

AXA CONSERVATIVE-PLUS ALLOCATION............      0.00%        A        $   9.54         1,177
AXA CONSERVATIVE-PLUS ALLOCATION............      0.00%        B        $ 122.96        24,632
AXA CONSERVATIVE-PLUS ALLOCATION............      0.35%        B        $   9.40        44,368
AXA CONSERVATIVE-PLUS ALLOCATION............      0.75%        B        $   9.30        19,429

AXA GROWTH STRATEGY.........................      0.00%        B        $ 102.40         2,943

AXA MODERATE ALLOCATION.....................      0.00%        A        $   9.15           279
AXA MODERATE ALLOCATION.....................      0.00%        B        $ 128.99       140,453
AXA MODERATE ALLOCATION.....................      0.35%        B        $   9.01       228,551
AXA MODERATE ALLOCATION.....................      0.75%        B        $   8.91        55,742

AXA MODERATE GROWTH STRATEGY................      0.00%        B        $ 102.03         6,335

AXA MODERATE-PLUS ALLOCATION................      0.00%        A        $   8.55         1,700
AXA MODERATE-PLUS ALLOCATION................      0.00%        B        $ 130.81       312,054
AXA MODERATE-PLUS ALLOCATION................      0.35%        B        $   8.42       262,526
AXA MODERATE-PLUS ALLOCATION................      0.75%        B        $   8.33       125,961

DREYFUS STOCK INDEX FUND, INC...............      0.00%     INITIAL     $  14.33     1,447,606
DREYFUS STOCK INDEX FUND, INC...............      0.35%     INITIAL     $   9.19        89,767
DREYFUS STOCK INDEX FUND, INC...............      0.35%     INITIAL     $   9.24     1,078,261
DREYFUS STOCK INDEX FUND, INC...............      0.75%     INITIAL     $   8.25       331,661

EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.00%        A        $  10.55       103,658
EQ/ALLIANCEBERNSTEIN INTERNATIONAL..........      0.00%        B        $ 107.23        17,563

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.00%        A        $  11.36         2,330
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.35%        A        $  10.34         3,890
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.35%        A        $  10.36        45,065
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.......      0.00%        B        $ 154.43         5,090

EQ/BLACKROCK BASIC VALUE EQUITY.............      0.00%        B        $ 230.61         5,281
EQ/BLACKROCK BASIC VALUE EQUITY.............      0.35%        B        $  12.52        62,281

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                Contract                                Units
                                                charges   Share Class   Unit Value   Outstanding
                                               --------- ------------- ------------ ------------
EQ/BLACKROCK INTERNATIONAL VALUE............      0.00%        A        $  14.75       229,951
EQ/BLACKROCK INTERNATIONAL VALUE............      0.00%        B        $ 140.29         8,753

EQ/BOSTON ADVISORS EQUITY INCOME............      0.00%        A        $  14.60       554,560
EQ/BOSTON ADVISORS EQUITY INCOME............      0.60%        A        $   9.05        41,398
EQ/BOSTON ADVISORS EQUITY INCOME............      0.00%        B        $ 103.43         3,373
EQ/BOSTON ADVISORS EQUITY INCOME............      0.35%        B        $  11.78         2,529
EQ/BOSTON ADVISORS EQUITY INCOME............      0.35%        B        $  11.91        39,921
EQ/BOSTON ADVISORS EQUITY INCOME............      0.35%        B        $  12.16       314,695
EQ/BOSTON ADVISORS EQUITY INCOME............      0.35%        B        $  12.36       117,076
EQ/BOSTON ADVISORS EQUITY INCOME............      0.75%        B        $  10.46       119,497

EQ/CALVERT SOCIALLY RESPONSIBLE.............      0.00%        A        $   7.20         3,092
EQ/CALVERT SOCIALLY RESPONSIBLE.............      0.35%        A        $   6.16        10,027
EQ/CALVERT SOCIALLY RESPONSIBLE.............      0.35%        A        $   6.39       153,934
EQ/CALVERT SOCIALLY RESPONSIBLE.............      0.75%        A        $   6.99        16,480
EQ/CALVERT SOCIALLY RESPONSIBLE.............      0.00%        B        $  80.31           256
EQ/CALVERT SOCIALLY RESPONSIBLE.............      0.35%        B        $   8.71        22,804

EQ/CAPITAL GUARDIAN GROWTH..................      0.00%        A        $  10.60        19,374
EQ/CAPITAL GUARDIAN GROWTH..................      0.00%        B        $  69.81         3,095

EQ/CAPITAL GUARDIAN RESEARCH................      0.00%        A        $   8.28         8,330
EQ/CAPITAL GUARDIAN RESEARCH................      0.35%        A        $   8.05       136,571
EQ/CAPITAL GUARDIAN RESEARCH................      0.35%        A        $   8.21        18,027
EQ/CAPITAL GUARDIAN RESEARCH................      0.35%        A        $  12.05        53,599
EQ/CAPITAL GUARDIAN RESEARCH................      0.60%        A        $   9.25       152,521
EQ/CAPITAL GUARDIAN RESEARCH................      0.75%        A        $  10.02         9,731
EQ/CAPITAL GUARDIAN RESEARCH................      0.00%        B        $ 118.02         1,234

EQ/COMMON STOCK INDEX.......................      0.00%        A        $  13.02         9,006
EQ/COMMON STOCK INDEX.......................      0.00%        B        $  83.59        28,845

EQ/CORE BOND INDEX..........................      0.00%        A        $  13.33     1,306,179
EQ/CORE BOND INDEX..........................      0.35%        A        $  12.98        72,242
EQ/CORE BOND INDEX..........................      0.35%        A        $  13.18       554,058
EQ/CORE BOND INDEX..........................      0.35%        A        $  13.52        17,887
EQ/CORE BOND INDEX..........................      0.35%        A        $  13.59       439,588
EQ/CORE BOND INDEX..........................      0.60%        A        $  10.11        12,543
EQ/CORE BOND INDEX..........................      0.75%        A        $  10.11       352,375
EQ/CORE BOND INDEX..........................      0.00%        B        $ 119.83        10,181

EQ/EQUITY 500 INDEX.........................      0.00%        B        $  91.81        26,585

EQ/EQUITY GROWTH PLUS.......................      0.00%        B        $ 143.43        13,568
EQ/EQUITY GROWTH PLUS.......................      0.35%        B        $   9.96       606,427
EQ/EQUITY GROWTH PLUS.......................      0.75%        B        $   9.79       174,480

EQ/EVERGREEN OMEGA..........................      0.00%        B        $ 109.78         2,297

EQ/GAMCO MERGERS AND ACQUISITIONS...........      0.00%        B        $ 123.62         2,555

EQ/GAMCO SMALL COMPANY VALUE................      0.00%        B        $  33.12        46,263
EQ/GAMCO SMALL COMPANY VALUE................      0.00%        B        $ 150.93        14,637
EQ/GAMCO SMALL COMPANY VALUE................      0.35%        B        $  19.61        18,282
EQ/GAMCO SMALL COMPANY VALUE................      0.35%        B        $  20.39       396,620
EQ/GAMCO SMALL COMPANY VALUE................      0.35%        B        $  25.54        52,502
EQ/GAMCO SMALL COMPANY VALUE................      0.35%        B        $  27.05       692,891
EQ/GAMCO SMALL COMPANY VALUE................      0.75%        B        $  48.93       650,981

EQ/GLOBAL BOND PLUS.........................      0.00%        B        $ 120.05         6,262

EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.35%        A        $  25.15         6,924
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.35%        A        $  26.72        37,513
EQ/GLOBAL MULTI-SECTOR EQUITY...............      0.00%        B        $ 194.58        16,897

EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.00%        A        $  16.22        29,035

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                Contract                                Units
                                                charges   Share Class   Unit Value   Outstanding
                                               --------- ------------- ------------ ------------
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.35%        A        $  12.56       188,297
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.35%        A        $  12.56         7,374
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.35%        A        $  14.72       189,504
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.35%        A        $  14.77        16,534
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.75%        A        $  17.56       111,920
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.......      0.00%        B        $ 110.91         2,935

EQ/INTERNATIONAL CORE PLUS..................      0.00%        B        $ 128.10         4,307

EQ/INTERNATIONAL GROWTH.....................      0.00%        B        $  13.30         8,281
EQ/INTERNATIONAL GROWTH.....................      0.00%        B        $ 138.85         6,439
EQ/INTERNATIONAL GROWTH.....................      0.35%        B        $  11.95        72,504
EQ/INTERNATIONAL GROWTH.....................      0.35%        B        $  12.72       445,476
EQ/INTERNATIONAL GROWTH.....................      0.75%        B        $  18.78       503,889

EQ/JPMORGAN VALUE OPPORTUNITIES.............      0.00%        A        $   7.30           153
EQ/JPMORGAN VALUE OPPORTUNITIES.............      0.00%        B        $ 144.25         1,783

EQ/LARGE CAP CORE PLUS......................      0.00%        B        $  92.37           572

EQ/LARGE CAP GROWTH INDEX...................      0.00%        B        $  77.13         7,362

EQ/LARGE CAP GROWTH PLUS....................      0.00%        B        $ 165.73         2,398

EQ/LARGE CAP VALUE INDEX....................      0.00%        B        $  55.34         3,603

EQ/LARGE CAP VALUE PLUS.....................      0.00%        A        $  12.62       313,585
EQ/LARGE CAP VALUE PLUS.....................      0.35%        A        $   8.73         5,050
EQ/LARGE CAP VALUE PLUS.....................      0.35%        A        $   8.98        87,543
EQ/LARGE CAP VALUE PLUS.....................      0.00%        B        $ 102.48        20,914

EQ/LORD ABBETT GROWTH AND INCOME............      0.35%        A        $  10.91        11,437
EQ/LORD ABBETT GROWTH AND INCOME............      0.35%        A        $  11.53       148,638
EQ/LORD ABBETT GROWTH AND INCOME............      0.35%        A        $  11.59       312,759
EQ/LORD ABBETT GROWTH AND INCOME............      0.35%        A        $  11.59         9,776
EQ/LORD ABBETT GROWTH AND INCOME............      0.00%        B        $  97.18         2,824

EQ/LORD ABBETT LARGE CAP CORE...............      0.00%        B        $ 115.16         2,253

EQ/MID CAP INDEX............................      0.35%        A        $  11.79         4,731
EQ/MID CAP INDEX............................      0.35%        A        $  12.32       185,243
EQ/MID CAP INDEX............................      0.00%        B        $ 104.63        12,753

EQ/MID CAP VALUE PLUS.......................      0.00%        A        $  11.29       132,060
EQ/MID CAP VALUE PLUS.......................      0.35%        A        $  11.27       824,381
EQ/MID CAP VALUE PLUS.......................      0.00%        B        $ 161.72         8,977

EQ/MONEY MARKET.............................      0.00%        A        $  11.42       489,158
EQ/MONEY MARKET.............................      0.35%        A        $  11.24       556,739
EQ/MONEY MARKET.............................      0.35%        A        $  11.24       407,577
EQ/MONEY MARKET.............................      0.60%        A        $  11.12         5,934
EQ/MONEY MARKET.............................      0.75%        A        $  11.05       312,145
EQ/MONEY MARKET.............................      0.00%        B        $ 131.48        29,607

EQ/MONTAG & CALDWELL GROWTH.................      0.00%        B        $   9.29       283,938
EQ/MONTAG & CALDWELL GROWTH.................      0.00%        B        $ 125.64         2,483
EQ/MONTAG & CALDWELL GROWTH.................      0.35%        B        $  10.87       367,787
EQ/MONTAG & CALDWELL GROWTH.................      0.35%        B        $  11.17     2,909,311
EQ/MONTAG & CALDWELL GROWTH.................      0.35%        B        $  11.19        22,670
EQ/MONTAG & CALDWELL GROWTH.................      0.35%        B        $  11.43       608,005
EQ/MONTAG & CALDWELL GROWTH.................      0.75%        B        $   8.68       329,798

EQ/PIMCO ULTRA SHORT BOND...................      0.00%        A        $  13.62       119,768
EQ/PIMCO ULTRA SHORT BOND...................      0.00%        B        $ 116.26        12,056
EQ/PIMCO ULTRA SHORT BOND...................      0.35%        B        $  13.35        17,397
EQ/PIMCO ULTRA SHORT BOND...................      0.35%        B        $  13.38        74,234
EQ/PIMCO ULTRA SHORT BOND...................      0.35%        B        $  13.39         4,633
EQ/PIMCO ULTRA SHORT BOND...................      0.35%        B        $  13.46       130,482

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                               Contract                                  Units
                                               charges    Share Class    Unit Value   Outstanding
                                              --------- --------------- ------------ ------------
EQ/QUALITY BOND PLUS.......................      0.00%        A          $  10.12        23,445
EQ/QUALITY BOND PLUS.......................      0.00%        B          $ 151.95         6,905
EQ/QUALITY BOND PLUS.......................      0.35%        B          $  16.71        39,828
EQ/QUALITY BOND PLUS.......................      0.35%        B          $  16.79       221,958
EQ/QUALITY BOND PLUS.......................      0.75%        B          $  23.17       203,736

EQ/SMALL COMPANY INDEX.....................      0.00%        A          $   7.83       524,748
EQ/SMALL COMPANY INDEX.....................      0.35%        A          $  14.41        58,319
EQ/SMALL COMPANY INDEX.....................      0.00%        B          $ 142.12         7,135

EQ/T. ROWE PRICE GROWTH STOCK..............      0.00%        B          $  11.45       205,818
EQ/T. ROWE PRICE GROWTH STOCK..............      0.00%        B          $  98.42         3,452
EQ/T. ROWE PRICE GROWTH STOCK..............      0.35%        B          $   9.28        96,147
EQ/T. ROWE PRICE GROWTH STOCK..............      0.35%        B          $   9.37     1,015,207
EQ/T. ROWE PRICE GROWTH STOCK..............      0.75%        B          $  19.39     1,192,595

EQ/UBS GROWTH AND INCOME...................      0.00%        B          $ 109.54         2,102
EQ/UBS GROWTH AND INCOME...................      0.35%        B          $  10.68         5,079
EQ/UBS GROWTH AND INCOME...................      0.35%        B          $  10.88       132,572
EQ/UBS GROWTH AND INCOME...................      0.35%        B          $  11.05       854,040
EQ/UBS GROWTH AND INCOME...................      0.35%        B          $  11.30       176,840
EQ/UBS GROWTH AND INCOME...................      0.75%        B          $   8.69       201,905

EQ/VAN KAMPEN COMSTOCK.....................      0.00%        B          $  96.28         1,990

EQ/VAN KAMPEN MID CAP GROWTH...............      0.00%        A          $  16.86        66,481
EQ/VAN KAMPEN MID CAP GROWTH...............      0.35%        A          $  10.15        24,908
EQ/VAN KAMPEN MID CAP GROWTH...............      0.35%        A          $  10.22       416,186
EQ/VAN KAMPEN MID CAP GROWTH...............      0.35%        A          $  15.89       111,405
EQ/VAN KAMPEN MID CAP GROWTH...............      0.35%        A          $  16.42         9,245
EQ/VAN KAMPEN MID CAP GROWTH...............      0.00%        B          $ 138.16         7,025

FIDELITY VIP ASSET MANAGER.................      0.00%     INITIAL       $  12.64         7,809

FIDELITY VIP CONTRAFUND(R).................      0.00%     INITIAL       $  14.01       368,204
FIDELITY VIP CONTRAFUND(R).................      0.35%     SERVICE       $  13.39        66,249
FIDELITY VIP CONTRAFUND(R).................      0.35%     SERVICE       $  14.39       910,231
FIDELITY VIP CONTRAFUND(R).................      0.75%     SERVICE       $  12.36       466,971

FIDELITY VIP GROWTH AND INCOME.............      0.00%     INITIAL       $   9.75        35,765

FRANKLIN INCOME SECURITIES.................      0.00%        2          $   9.53        63,016
FRANKLIN INCOME SECURITIES.................      0.35%        2          $   9.46        20,865
FRANKLIN INCOME SECURITIES.................      0.35%        2          $  14.92       401,702

FRANKLIN RISING DIVIDENDS SECURITIES.......      0.35%        2          $  12.43        41,207

FRANKLIN ZERO COUPON 2010..................      0.35%        2          $  12.65         9,827

JANUS ASPEN SERIES BALANCED................      0.35%  INSTITUTIONAL    $  15.23        70,999
JANUS ASPEN SERIES BALANCED................      0.35%  INSTITUTIONAL    $  15.51       399,113
JANUS ASPEN SERIES BALANCED................      0.75%  INSTITUTIONAL    $  14.84       101,788

JANUS ASPEN SERIES ENTERPRISE..............      0.00%  INSTITUTIONAL    $   6.94       254,997
JANUS ASPEN SERIES ENTERPRISE..............      0.35%  INSTITUTIONAL    $   6.87        83,506
JANUS ASPEN SERIES ENTERPRISE..............      0.35%  INSTITUTIONAL    $   8.29     1,015,454
JANUS ASPEN SERIES ENTERPRISE..............      0.75%  INSTITUTIONAL    $  11.04       113,456

JANUS ASPEN SERIES FORTY...................      0.00%  INSTITUTIONAL    $  10.56       500,076
JANUS ASPEN SERIES FORTY...................      0.35%  INSTITUTIONAL    $  12.82        62,142
JANUS ASPEN SERIES FORTY...................      0.35%  INSTITUTIONAL    $  13.54       441,298
JANUS ASPEN SERIES FORTY...................      0.75%  INSTITUTIONAL    $   9.92       364,905
JANUS ASPEN SERIES FORTY...................      0.35%     SERVICE       $  16.70       132,870
JANUS ASPEN SERIES FORTY...................      0.35%     SERVICE       $  16.83         8,252

JANUS ASPEN SERIES MID CAP VALUE...........      0.00%     SERVICE       $  15.34        89,627

JANUS ASPEN SERIES OVERSEAS................      0.00%  INSTITUTIONAL    $  20.11       147,843
JANUS ASPEN SERIES OVERSEAS................      0.35%     SERVICE       $  26.37        10,576

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2009


                                                       Contract                                   Units
                                                       charges     Share Class    Unit Value   Outstanding
                                                      --------- ---------------- ------------ ------------
JANUS ASPEN SERIES OVERSEAS........................      0.35%       SERVICE      $  26.44       178,303

JANUS ASPEN SERIES WORLDWIDE.......................      0.00%    INSTITUTIONAL   $   7.63        73,689
JANUS ASPEN SERIES WORLDWIDE.......................      0.35%    INSTITUTIONAL   $   7.38        66,136
JANUS ASPEN SERIES WORLDWIDE.......................      0.35%    INSTITUTIONAL   $   8.38       849,499
JANUS ASPEN SERIES WORLDWIDE.......................      0.75%    INSTITUTIONAL   $   5.89       486,464

MFS(R) UTILITIES SERIES............................      0.00%       INITIAL      $  26.30         8,137
MFS(R) UTILITIES SERIES............................      0.35%       INITIAL      $  23.48         5,899
MFS(R) UTILITIES SERIES............................      0.35%       INITIAL      $  24.49        47,720

MULTIMANAGER AGGRESSIVE EQUITY.....................      0.00%          B         $  74.30         7,531

MULTIMANAGER CORE BOND.............................      0.00%          A         $  11.44       616,336
MULTIMANAGER CORE BOND.............................      0.00%          B         $ 145.18         5,850

MULTIMANAGER INTERNATIONAL EQUITY..................      0.00%          B         $ 181.13         4,615

MULTIMANAGER LARGE CAP CORE EQUITY.................      0.00%          B         $ 138.05           733

MULTIMANAGER LARGE CAP GROWTH......................      0.00%          B         $ 116.67         3,955

MULTIMANAGER LARGE CAP VALUE.......................      0.00%          A         $   7.28       527,527
MULTIMANAGER LARGE CAP VALUE.......................      0.00%          B         $ 148.60         5,023

MULTIMANAGER MID CAP GROWTH........................      0.00%          B         $ 162.19         1,628

MULTIMANAGER MID CAP VALUE.........................      0.00%          B         $ 137.87         3,619

MULTIMANAGER MULTI-SECTOR BOND.....................      0.35%          A         $  12.35         3,521
MULTIMANAGER MULTI-SECTOR BOND.....................      0.35%          A         $  12.88        85,095
MULTIMANAGER MULTI-SECTOR BOND.....................      0.00%          B         $ 115.82         7,166

MULTIMANAGER SMALL CAP GROWTH......................      0.00%          B         $  10.67        86,860
MULTIMANAGER SMALL CAP GROWTH......................      0.00%          B         $ 109.93         4,357
MULTIMANAGER SMALL CAP GROWTH......................      0.35%          B         $  10.30         2,452
MULTIMANAGER SMALL CAP GROWTH......................      0.35%          B         $  10.35       242,575
MULTIMANAGER SMALL CAP GROWTH......................      0.35%          B         $  14.87        43,818
MULTIMANAGER SMALL CAP GROWTH......................      0.35%          B         $  15.29       394,092
MULTIMANAGER SMALL CAP GROWTH......................      0.75%          B         $   9.61        80,606

MULTIMANAGER SMALL CAP VALUE.......................      0.00%          B         $ 162.86         1,800

MULTIMANAGER TECHNOLOGY............................      0.00%          B         $ 182.41         3,790

OPPENHEIMER GLOBAL SECURITIES FUND/VA..............      0.35%       SERVICE      $  17.46       101,692

PIMCO GLOBAL BOND (UNHEDGED).......................      0.35%   ADMINISTRATIVE   $  16.80         7,738
PIMCO GLOBAL BOND (UNHEDGED).......................      0.35%   ADMINISTRATIVE   $  17.71        57,579
PIMCO GLOBAL BOND (UNHEDGED).......................      0.35%   ADMINISTRATIVE   $  18.37       105,884
PIMCO GLOBAL BOND (UNHEDGED).......................      0.35%   ADMINISTRATIVE   $  18.44         4,955

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. EMERGING
MARKETS DEBT.......................................      0.00%          I         $  21.29        13,275

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. GLOBAL
VALUE EQUITY.......................................      0.00%          I         $  11.00         5,813
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. GLOBAL
VALUE EQUITY.......................................      0.35%          I         $  11.51        37,608
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. GLOBAL
VALUE EQUITY.......................................      0.35%          I         $  13.13         1,236

VAN ECK WORLDWIDE BOND.............................      0.00%       INITIAL      $  19.33         5,960

VAN ECK WORLDWIDE EMERGING MARKETS.................      0.00%       INITIAL      $  19.01        99,485

VAN ECK WORLDWIDE HARD ASSETS......................      0.00%       INITIAL      $  40.60        11,849


----------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                                             AIM V.I.
                                                      AIM V.I. FINANCIAL      GLOBAL      AIM V.I.
                                                           SERVICES        HEALTH CARE   TECHNOLOGY
                                                     -------------------- ------------- ------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................      $    5,048        $   1,917     $     --
 Expenses:
  Less: Asset-based charges.........................             479            1,731          404
                                                          ----------        ---------     --------
Net Investment Income (Loss)........................           4,569              186         (404)
                                                          ----------        ---------     --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............         (70,109)         (50,373)      (5,353)
  Realized gain distribution from The Trusts........              --               --           --
                                                          ----------        ---------     --------
 Net realized gain (loss)...........................         (70,109)         (50,373)      (5,353)
                                                          ----------        ---------     --------
 Change in unrealized appreciation
  (depreciation) of investments.....................         103,659          180,870       58,899
                                                          ----------        ---------     --------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................          33,550          130,497       53,546
                                                          ----------        ---------     --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................      $   38,119        $ 130,683     $ 53,142
                                                          ==========        =========     ========



                                                        ALL ASSET     AXA AGGRESSIVE   AXA BALANCED   AXA CONSERVATIVE
                                                        ALLOCATION      ALLOCATION       STRATEGY        ALLOCATION
                                                     --------------- ---------------- -------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $  1,267,010      $  112,234      $   1,130        $  43,057
 Expenses:
  Less: Asset-based charges.........................       409,416           1,804             --            2,114
                                                      ------------      ----------      ---------        ---------
Net Investment Income (Loss)........................       857,594         110,430          1,130           40,943
                                                      ------------      ----------      ---------        ---------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............    (4,230,685)       (244,419)            --          (55,949)
  Realized gain distribution from The Trusts........     1,100,537       1,358,721            476           61,758
                                                      ------------      ----------      ---------        ---------
 Net realized gain (loss)...........................    (3,130,148)      1,114,302            476            5,809
                                                      ------------      ----------      ---------        ---------
 Change in unrealized appreciation
  (depreciation) of investments.....................    16,537,637       1,405,253         (1,403)          97,801
                                                      ------------      ----------      ---------        ---------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    13,407,489       2,519,555           (927)         103,610
                                                      ------------      ----------      ---------        ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $ 14,265,083      $2,629,985      $     203        $ 144,553
                                                      ============      ==========      =========        =========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                           AXA
                                                      CONSERVATIVE                             AXA
                                                         GROWTH      AXA CONSERVATIVE   CONSERVATIVE-PLUS
                                                        STRATEGY         STRATEGY           ALLOCATION
                                                     -------------- ------------------ -------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $   249         $     949           $  61,631
 Expenses:
  Less: Asset-based charges.........................         --                --               1,475
                                                        -------         ---------           ---------
Net Investment Income (Loss)........................        249               949              60,156
                                                        -------         ---------           ---------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............          1                 1             (47,136)
  Realized gain distribution from The Trusts........         70               107             195,010
                                                        -------         ---------           ---------
 Net realized gain (loss)...........................         71               108             147,874
                                                        -------         ---------           ---------
 Change in unrealized appreciation
  (depreciation) of investments.....................       (326)           (1,446)            150,401
                                                        -------         ---------           ---------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       (255)           (1,338)            298,275
                                                        -------         ---------           ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $    (6)        $    (389)          $ 358,431
                                                        =======         =========           =========



                                                                                        AXA              AXA
                                                      AXA GROWTH   AXA MODERATE   MODERATE GROWTH   MODERATE-PLUS
                                                       STRATEGY     ALLOCATION        STRATEGY       ALLOCATION
                                                     ------------ -------------- ----------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $1,982      $  257,761       $   3,025       $  521,110
 Expenses:
  Less: Asset-based charges.........................        --           8,229              --           11,509
                                                        ------      ----------       ---------       ----------
Net Investment Income (Loss)........................     1,982         249,532           3,025          509,601
                                                        ------      ----------       ---------       ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        29        (180,219)            899         (431,425)
  Realized gain distribution from The Trusts........     1,245       1,274,384           1,793        3,513,607
                                                        ------      ----------       ---------       ----------
 Net realized gain (loss)...........................     1,274       1,094,165           2,692        3,082,182
                                                        ------      ----------       ---------       ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................      (629)      1,119,489          (3,656)       3,591,571
                                                        ------      ----------       ---------       ----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       645       2,213,654            (964)       6,673,753
                                                        ------      ----------       ---------       ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $2,627      $2,463,186       $   2,061       $7,183,354
                                                        ======      ==========       =========       ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                    DREYFUS STOCK    EQ/ALLIANCEBERNSTEIN   EQ/ALLIANCEBERNSTEIN
                                                  INDEX FUND, INC.       INTERNATIONAL        SMALL CAP GROWTH
                                                 ------------------ ---------------------- ----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.....................   $     648,594        $      65,048            $     874
 Expenses:
  Less: Asset-based charges.....................          50,367                   --                1,464
                                                   -------------        -------------            ---------
Net Investment Income (Loss)....................         598,227               65,048                 (590)
                                                   -------------        -------------            ---------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...........      (2,111,429)          (2,177,902)             (50,590)
  Realized gain distribution from The Trusts....       2,033,061                   --                   --
                                                   -------------        -------------            ---------
 Net realized gain (loss).......................         (78,368)          (2,177,902)             (50,590)
                                                   -------------        -------------            ---------
 Change in unrealized appreciation
  (depreciation) of investments.................       6,764,052            2,497,430              388,182
                                                   -------------        -------------            ---------
Net Realized and Unrealized Gain (Loss) on
 Investments....................................       6,685,684              319,528              337,592
                                                   -------------        -------------            ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations......................   $   7,283,911        $     384,576            $ 337,002
                                                   =============        =============            =========



                                                                        EQ/BLACKROCK                         EQ/CALVERT
                                                     EQ/BLACKROCK      INTERNATIONAL   EQ/BOSTON ADVISORS     SOCIALLY
                                                  BASIC VALUE EQUITY       VALUE          EQUITY INCOME     RESPONSIBLE
                                                 -------------------- --------------- -------------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.....................     $    43,166       $      91,068     $     390,488      $     5,796
 Expenses:
  Less: Asset-based charges.....................           2,241                  --            29,715            4,373
                                                     -----------       -------------     -------------      -----------
Net Investment Income (Loss)....................          40,925              91,068           360,773            1,423
                                                     -----------       -------------     -------------      -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...........        (110,598)         (1,383,099)       (2,157,541)        (107,639)
  Realized gain distribution from The Trusts....              --                  --                --               --
                                                     -----------       -------------     -------------      -----------
 Net realized gain (loss).......................        (110,598)         (1,383,099)       (2,157,541)        (107,639)
                                                     -----------       -------------     -------------      -----------
 Change in unrealized appreciation
  (depreciation) of investments.................         492,828           2,502,709         3,493,570          433,775
                                                     -----------       -------------     -------------      -----------
Net Realized and Unrealized Gain (Loss) on
 Investments....................................         382,230           1,119,610         1,336,029          326,136
                                                     -----------       -------------     -------------      -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations......................     $   423,155       $   1,210,678     $   1,696,802      $   327,559
                                                     ===========       =============     =============      ===========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/CAPITAL GUARDIAN  EQ/CAPITAL GUARDIAN
                                                            GROWTH               RESEARCH
                                                     -------------------- ---------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................      $   1,703            $    46,647
 Expenses:
  Less: Asset-based charges.........................             --                 13,842
                                                          ---------            -----------
Net Investment Income (Loss)........................          1,703                 32,805
                                                          ---------            -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        (25,282)              (212,068)
  Realized gain distribution from The Trusts........             --                     --
                                                          ---------            -----------
 Net realized gain (loss)...........................        (25,282)              (212,068)
                                                          ---------            -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................        124,354              1,060,600
                                                          ---------            -----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         99,072                848,532
                                                          ---------            -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................      $ 100,775            $   881,337
                                                          =========            ===========



                                                      EQ/COMMON STOCK   EQ/CORE BOND   EQ/EQUITY 500    EQ/EQUITY    EQ/EVERGREEN
                                                           INDEX            INDEX          INDEX       GROWTH PLUS       OMEGA
                                                     ----------------- -------------- --------------- ------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................     $  36,778      $   940,824      $  40,838     $   73,716      $    280
 Expenses:
  Less: Asset-based charges.........................            --           37,716             --         30,778            --
                                                         ---------      -----------      ---------     ----------      --------
Net Investment Income (Loss)........................        36,778          903,108         40,838         42,938           280
                                                         ---------      -----------      ---------     ----------      --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............       (96,501)        (609,464)       (52,554)      (327,164)       (7,241)
  Realized gain distribution from The Trusts........            --               --          5,335             --            --
                                                         ---------      -----------      ---------     ----------      --------
 Net realized gain (loss)...........................       (96,501)        (609,464)       (47,219)      (327,164)       (7,241)
                                                         ---------      -----------      ---------     ----------      --------
 Change in unrealized appreciation
  (depreciation) of investments.....................       580,026         (284,396)       505,012      2,434,489        47,533
                                                         ---------      -----------      ---------     ----------      --------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       483,525         (893,860)       457,793      2,107,325        40,292
                                                         ---------      -----------      ---------     ----------      --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................     $ 520,303      $     9,248      $ 498,631     $2,150,263      $ 40,572
                                                         =========      ===========      =========     ==========      ========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                        EQ/GAMCO        EQ/GAMCO
                                                       MERGERS AND   SMALL COMPANY    EQ/GLOBAL
                                                      ACQUISITIONS       VALUE        BOND PLUS
                                                     -------------- --------------- ------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $     --      $   222,940    $    4,923
 Expenses:
  Less: Asset-based charges.........................          --          292,363            --
                                                        --------      -----------    ----------
Net Investment Income (Loss)........................          --          (69,423)        4,923
                                                        --------      -----------    ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (2,659)         555,549       (18,268)
  Realized gain distribution from The Trusts........       1,336               --         2,265
                                                        --------      -----------    ----------
 Net realized gain (loss)...........................      (1,323)         555,549       (16,003)
                                                        --------      -----------    ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................      41,424       18,681,526        26,488
                                                        --------      -----------    ----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      40,101       19,237,075        10,485
                                                        --------      -----------    ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $ 40,101      $19,167,652    $   15,408
                                                        ========      ===========    ==========



                                                        EQ/GLOBAL    EQ/INTERMEDIATE
                                                      MULTI-SECTOR   GOVERNMENT BOND   EQ/INTERNATIONAL   EQ/INTERNATIONAL
                                                         EQUITY           INDEX            CORE PLUS           GROWTH
                                                     -------------- ----------------- ------------------ -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $   48,657      $  108,059         $  13,731          $  165,564
 Expenses:
  Less: Asset-based charges.........................        3,317           9,189                --              81,098
                                                       ----------      ----------         ---------          ----------
Net Investment Income (Loss)........................       45,340          98,870            13,731              84,466
                                                       ----------      ----------         ---------          ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (152,197)        (17,465)          (26,241)            434,510
  Realized gain distribution from The Trusts........           --              --                --                  --
                                                       ----------      ----------         ---------          ----------
 Net realized gain (loss)...........................     (152,197)        (17,465)          (26,241)            434,510
                                                       ----------      ----------         ---------          ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................    1,451,216        (294,394)          126,819           4,092,177
                                                       ----------      ----------         ---------          ----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    1,299,019        (311,859)          100,578           4,526,687
                                                       ----------      ----------         ---------          ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $1,344,359      $ (212,989)        $ 114,309          $4,611,153
                                                       ==========      ==========         =========          ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                       EQ/JPMORGAN
                                                          VALUE       EQ/LARGE CAP   EQ/LARGE CAP
                                                      OPPORTUNITIES     CORE PLUS    GROWTH INDEX
                                                     --------------- -------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $  3,117       $    2,018      $ 10,158
 Expenses:
  Less: Asset-based charges.........................          --               --            --
                                                        --------       ----------      --------
Net Investment Income (Loss)........................       3,117            2,018        10,158
                                                        --------       ----------      --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (9,558)         (13,940)       (3,124)
  Realized gain distribution from The Trusts........          --               --            --
                                                        --------       ----------      --------
 Net realized gain (loss)...........................      (9,558)         (13,940)       (3,124)
                                                        --------       ----------      --------
 Change in unrealized appreciation
  (depreciation) of investments.....................      59,319           21,976       134,095
                                                        --------       ----------      --------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      49,761            8,036       130,971
                                                        --------       ----------      --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $ 52,878       $   10,054      $141,129
                                                        ========       ==========      ========



                                                      EQ/LARGE CAP   EQ/LARGE CAP    EQ/LARGE CAP    EQ/LORD ABBETT
                                                       GROWTH PLUS    VALUE INDEX     VALUE PLUS    GROWTH AND INCOME
                                                     -------------- -------------- --------------- ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $    4,161      $ 15,250     $     145,652     $    50,665
 Expenses:
  Less: Asset-based charges.........................           --            --             2,406          17,029
                                                       ----------      --------     -------------     -----------
Net Investment Income (Loss)........................        4,161        15,250           143,246          33,636
                                                       ----------      --------     -------------     -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (11,615)       (9,622)       (1,244,912)       (617,052)
  Realized gain distribution from The Trusts........           --            --                --              --
                                                       ----------      --------     -------------     -----------
 Net realized gain (loss)...........................      (11,615)       (9,622)       (1,244,912)       (617,052)
                                                       ----------      --------     -------------     -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................       92,761        28,022         2,551,028       1,489,950
                                                       ----------      --------     -------------     -----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       81,146        18,400         1,306,116         872,898
                                                       ----------      --------     -------------     -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   85,307      $ 33,650     $   1,449,362     $   906,534
                                                       ==========      ========     =============     ===========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/LORD ABBETT    EQ/MID CAP     EQ/MID CAP
                                                      LARGE CAP CORE      INDEX        VALUE PLUS
                                                     ---------------- ------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................     $  1,368      $    39,431   $    138,501
 Expenses:
  Less: Asset-based charges.........................           --            6,744          9,651
                                                         --------      -----------   ------------
Net Investment Income (Loss)........................        1,368           32,687        128,850
                                                         --------      -----------   ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............       (9,472)        (460,884)      (536,382)
  Realized gain distribution from The Trusts........           --               --             --
                                                         --------      -----------   ------------
 Net realized gain (loss)...........................       (9,472)        (460,884)      (536,382)
                                                         --------      -----------   ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       53,402        1,387,843     (2,354,440)
                                                         --------      -----------   ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       43,930          926,959     (2,890,822)
                                                         --------      -----------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................     $ 45,298      $   959,646   $ (2,761,972)
                                                         ========      ===========   ============



                                                                        EQ/MONTAG & CALDWELL   EQ/PIMCO ULTRA    EQ/QUALITY
                                                      EQ/MONEY MARKET          GROWTH            SHORT BOND      BOND PLUS
                                                     ----------------- ---------------------- ---------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................      $84,152            $   168,000        $    60,939     $   269,464
 Expenses:
  Less: Asset-based charges.........................       66,538                153,873              9,663          13,937
                                                          -------            -----------        -----------     -----------
Net Investment Income (Loss)........................       17,614                 14,127             51,276         255,527
                                                          -------            -----------        -----------     -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        4,666                556,399           (222,827)        (14,327)
  Realized gain distribution from The Trusts........           --                     --             12,937              --
                                                          -------            -----------        -----------     -----------
 Net realized gain (loss)...........................        4,666                556,399           (209,890)        (14,327)
                                                          -------            -----------        -----------     -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................        8,534             11,165,699            479,129        (207,347)
                                                          -------            -----------        -----------     -----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       13,200             11,722,098            269,239        (221,674)
                                                          -------            -----------        -----------     -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................      $30,814            $11,736,225        $   320,515     $    33,853
                                                          =======            ===========        ===========     ===========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                                                            EQ/UBS
                                                         EQ/SMALL     EQ/T. ROWE PRICE    GROWTH AND
                                                      COMPANY INDEX     GROWTH STOCK        INCOME
                                                     --------------- ------------------ --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $   81,476       $         --      $  105,639
 Expenses:
  Less: Asset-based charges.........................        2,403            181,813          50,119
                                                       ----------       ------------      ----------
Net Investment Income (Loss)........................       79,073           (181,813)         55,520
                                                       ----------       ------------      ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (776,360)        (2,479,000)       (115,371)
  Realized gain distribution from The Trusts........           --                 --              --
                                                       ----------       ------------      ----------
 Net realized gain (loss)...........................     (776,360)        (2,479,000)       (115,371)
                                                       ----------       ------------      ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................    2,515,960         13,957,386       3,721,870
                                                       ----------       ------------      ----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    1,739,600         11,478,386       3,606,499
                                                       ----------       ------------      ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $1,818,673       $ 11,296,573      $3,662,019
                                                       ==========       ============      ==========



                                                      EQ/VAN KAMPEN    EQ/VAN KAMPEN    FIDELITY VIP    FIDELITY VIP
                                                         COMSTOCK     MID CAP GROWTH   ASSET MANAGER   CONTRAFUND(R)
                                                     --------------- ---------------- --------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $  2,320      $          --      $  2,107      $     290,303
 Expenses:
  Less: Asset-based charges.........................          --             18,232            --             79,908
                                                        --------      -------------      --------      -------------
Net Investment Income (Loss)........................       2,320            (18,232)        2,107            210,395
                                                        --------      -------------      --------      -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (2,833)        (1,140,710)       (3,056)        (9,300,108)
  Realized gain distribution from The Trusts........          --                 --           149              6,010
                                                        --------      -------------      --------      -------------
 Net realized gain (loss)...........................      (2,833)        (1,140,710)       (2,907)        (9,294,098)
                                                        --------      -------------      --------      -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      40,511          4,325,342        23,501         16,407,866
                                                        --------      -------------      --------      -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      37,678          3,184,632        20,594          7,113,768
                                                        --------      -------------      --------      -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $ 39,998      $   3,166,400      $ 22,701      $   7,324,163
                                                        ========      =============      ========      =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                                                              FRANKLIN
                                                     FIDELITY VIP          FRANKLIN       RISING DIVIDENDS
                                                  GROWTH AND INCOME   INCOME SECURITIES      SECURITIES
                                                 ------------------- ------------------- ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.....................     $     3,403         $  531,248          $    6,377
 Expenses:
  Less: Asset-based charges.....................              --             18,530               1,549
                                                     -----------         ----------          ----------
Net Investment Income (Loss)....................           3,403            512,718               4,828
                                                     -----------         ----------          ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...........        (138,557)          (564,315)            (40,714)
  Realized gain distribution from The Trusts....              --                 --                  --
                                                     -----------         ----------          ----------
 Net realized gain (loss).......................        (138,557)          (564,315)            (40,714)
                                                     -----------         ----------          ----------
 Change in unrealized appreciation
  (depreciation) of investments.................         211,134          1,932,978             107,523
                                                     -----------         ----------          ----------
Net Realized and Unrealized Gain (Loss) on
 Investments....................................          72,577          1,368,663              66,809
                                                     -----------         ----------          ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations......................     $    75,980         $1,881,381          $   71,637
                                                     ===========         ==========          ==========



                                                    FRANKLIN
                                                  ZERO COUPON   JANUS ASPEN SERIES   JANUS ASPEN SERIES   JANUS ASPEN SERIES
                                                      2010           BALANCED            ENTERPRISE             FORTY
                                                 ------------- -------------------- -------------------- -------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.....................   $   5,160        $  238,189           $       --          $    5,685
 Expenses:
  Less: Asset-based charges.....................         439            32,403               34,060              50,211
                                                   ---------        ----------           ----------          ----------
Net Investment Income (Loss)....................       4,721           205,786              (34,060)            (44,526)
                                                   ---------        ----------           ----------          ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...........       1,212            16,366              293,389             738,481
  Realized gain distribution from The Trusts....          --           298,938                   --                  --
                                                   ---------        ----------           ----------          ----------
 Net realized gain (loss).......................       1,212           315,304              293,389             738,481
                                                   ---------        ----------           ----------          ----------
 Change in unrealized appreciation
  (depreciation) of investments.................      (6,248)        1,257,374            3,610,237           5,327,773
                                                   ---------        ----------           ----------          ----------
Net Realized and Unrealized Gain (Loss) on
 Investments....................................      (5,036)        1,572,678            3,903,626           6,066,254
                                                   ---------        ----------           ----------          ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations......................   $    (315)       $1,778,464           $3,869,566          $6,021,728
                                                   =========        ==========           ==========          ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      JANUS ASPEN SERIES   JANUS ASPEN SERIES   JANUS ASPEN SERIES
                                                         MID CAP VALUE          OVERSEAS             WORLDWIDE
                                                     -------------------- -------------------- --------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................     $     3,966           $   32,339           $  135,458
 Expenses:
  Less: Asset-based charges.........................              --               13,891               41,173
                                                         -----------           ----------           ----------
Net Investment Income (Loss)........................           3,966               18,448               94,285
                                                         -----------           ----------           ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        (135,868)             (60,956)            (227,926)
  Realized gain distribution from The Trusts........          30,968              191,030                   --
                                                         -----------           ----------           ----------
 Net realized gain (loss)...........................        (104,900)             130,074             (227,926)
                                                         -----------           ----------           ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................         447,183            3,683,465            3,185,300
                                                         -----------           ----------           ----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         342,283            3,813,539            2,957,374
                                                         -----------           ----------           ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................     $   346,249           $3,831,987           $3,051,659
                                                         ===========           ==========           ==========



                                                                         MULTIMANAGER                 MULTIMANAGER
                                                           MFS(R)         AGGRESSIVE   MULTIMANAGER   INTERNATIONAL
                                                      UTILITIES SERIES      EQUITY       CORE BOND       EQUITY
                                                     ------------------ ------------- -------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $    60,373      $      479     $ 355,324       $ 11,346
 Expenses:
  Less: Asset-based charges.........................          3,752              --            --             --
                                                        -----------      ----------     ---------       --------
Net Investment Income (Loss)........................         56,621             479       355,324         11,346
                                                        -----------      ----------     ---------       --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............       (187,400)        (11,200)      (33,085)        (3,612)
  Realized gain distribution from The Trusts........             --              --        24,888             --
                                                        -----------      ----------     ---------       --------
 Net realized gain (loss)...........................       (187,400)        (11,200)       (8,197)        (3,612)
                                                        -----------      ----------     ---------       --------
 Change in unrealized appreciation
  (depreciation) of investments.....................        484,848          76,782       469,439        168,732
                                                        -----------      ----------     ---------       --------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        297,448          65,582       461,242        165,120
                                                        -----------      ----------     ---------       --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $   354,069      $   66,061     $ 816,566       $176,466
                                                        ===========      ==========     =========       ========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      MULTIMANAGER  MULTIMANAGER   MULTIMANAGER
                                                       LARGE CAP      LARGE CAP      LARGE CAP
                                                      CORE EQUITY      GROWTH          VALUE
                                                     ------------- -------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $  1,220      $     626      $   84,670
 Expenses:
  Less: Asset-based charges.........................         --             --              --
                                                       --------      ---------      ----------
Net Investment Income (Loss)........................      1,220            626          84,670
                                                       --------      ---------      ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (9,738)       (11,422)       (735,898)
  Realized gain distribution from The Trusts........         --             --              --
                                                       --------      ---------      ----------
 Net realized gain (loss)...........................     (9,738)       (11,422)       (735,898)
                                                       --------      ---------      ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................     30,153        123,078       1,665,357
                                                       --------      ---------      ----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................     20,415        111,656         929,459
                                                       --------      ---------      ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $ 21,635      $ 112,282      $1,014,129
                                                       ========      =========      ==========



                                                      MULTIMANAGER   MULTIMANAGER   MULTIMANAGER   MULTIMANAGER
                                                         MID CAP        MID CAP     MULTI-SECTOR     SMALL CAP
                                                         GROWTH          VALUE          BOND          GROWTH
                                                     -------------- -------------- -------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $       --     $  12,289     $    87,881     $       --
 Expenses:
  Less: Asset-based charges.........................           --            --           3,990         32,410
                                                       ----------     ---------     -----------     ----------
Net Investment Income (Loss)........................           --        12,289          83,891        (32,410)
                                                       ----------     ---------     -----------     ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (24,494)      (40,718)       (216,879)      (768,612)
  Realized gain distribution from The Trusts........           --            --              --             --
                                                       ----------     ---------     -----------     ----------
 Net realized gain (loss)...........................      (24,494)      (40,718)       (216,879)      (768,612)
                                                       ----------     ---------     -----------     ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................       99,589       179,918         300,171      3,734,345
                                                       ----------     ---------     -----------     ----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       75,095       139,200          83,292      2,965,733
                                                       ----------     ---------     -----------     ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   75,095     $ 151,489     $   167,183     $2,933,323
                                                       ==========     =========     ===========     ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                                                    OPPENHEIMER
                                                      MULTIMANAGER                     GLOBAL
                                                        SMALL CAP    MULTIMANAGER    SECURITIES
                                                          VALUE       TECHNOLOGY      FUND/VA
                                                     -------------- -------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $  1,909      $      --     $    28,251
 Expenses:
  Less: Asset-based charges.........................          --             --           5,146
                                                        --------      ---------     -----------
Net Investment Income (Loss)........................       1,909             --          23,105
                                                        --------      ---------     -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (8,303)       (10,255)       (203,764)
  Realized gain distribution from The Trusts........          --             --          31,329
                                                        --------      ---------     -----------
 Net realized gain (loss)...........................      (8,303)       (10,255)       (172,435)
                                                        --------      ---------     -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................      51,609        226,671         652,896
                                                        --------      ---------     -----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      43,306        216,416         480,461
                                                        --------      ---------     -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $ 45,215      $ 216,416     $   503,566
                                                        ========      =========     ===========



                                                                    THE UNIVERSAL   THE UNIVERSAL
                                                                    INSTITUTIONAL   INSTITUTIONAL
                                                         PIMCO       FUNDS, INC.     FUNDS, INC.     VAN ECK
                                                      GLOBAL BOND      EMERGING         GLOBAL      WORLDWIDE
                                                       (UNHEDGED)    MARKETS DEBT    VALUE EQUITY     BOND
                                                     ------------- --------------- --------------- ----------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $ 85,125     $   20,689      $    32,282    $ 7,827
 Expenses:
  Less: Asset-based charges.........................      10,318             --            1,395         --
                                                        --------     ----------      -----------    -------
Net Investment Income (Loss)........................      74,807         20,689           30,887      7,827
                                                        --------     ----------      -----------    -------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      13,900        (70,884)        (674,189)       334
  Realized gain distribution from The Trusts........     276,984             --               --         --
                                                        --------     ----------      -----------    -------
 Net realized gain (loss)...........................     290,884        (70,884)        (674,189)       334
                                                        --------     ----------      -----------    -------
 Change in unrealized appreciation
  (depreciation) of investments.....................      75,980        131,257          689,573      3,868
                                                        --------     ----------      -----------    -------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................     366,864         60,373           15,384      4,202
                                                        --------     ----------      -----------    -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $441,671     $   81,062      $    46,271    $12,029
                                                        ========     ==========      ===========    =======

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                          VAN ECK
                                                         WORLDWIDE        VAN ECK
                                                          EMERGING       WORLDWIDE
                                                          MARKETS       HARD ASSETS
                                                       -------------   -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $    2,521      $      893
 Expenses:
  Less: Asset-based charges.........................            --              --
                                                        ----------      ----------
Net Investment Income (Loss)........................         2,521             893
                                                        ----------      ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (496,847)       (161,579)
  Realized gain distribution from The Trusts........       101,914           1,772
                                                        ----------      ----------
 Net realized gain (loss)...........................      (394,933)       (159,807)
                                                        ----------      ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................     1,600,582         291,924
                                                        ----------      ----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................     1,205,649         132,117
                                                        ----------      ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $1,208,170      $  133,010
                                                        ==========      ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                                                    AIM V.I.               AIM V.I. GLOBAL
                                                                               FINANCIAL SERVICES            HEALTH CARE
                                                                           -------------------------- --------------------------
                                                                               2009          2008         2009          2008
                                                                           ------------ ------------- ------------ -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $   4,569    $     5,023   $     186    $    (2,085)
 Net realized gain (loss) on investments..................................    (70,109)       (26,509)    (50,373)       137,626
 Change in unrealized appreciation (depreciation) of investments..........    103,659       (153,423)    180,870       (369,896)
                                                                            ---------    -----------   ---------    -----------
 Net Increase (decrease) in net assets from operations....................     38,119       (174,909)    130,683       (234,355)
                                                                            ---------    -----------   ---------    -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     42,589         54,627     107,861         86,003
  Transfers between funds including guaranteed interest account, net......     (1,105)       (24,029)      3,354        (43,545)
  Transfers for contract benefits and terminations........................     (7,479)       (13,491)    (54,366)       (64,845)
  Contract maintenance charges............................................    (13,648)       (17,061)    (44,965)       (47,336)
                                                                            ---------    -----------   ---------    -----------
Net increase (decrease) in net assets from contractowners transactions         20,357             46      11,884        (69,723)
                                                                            ---------    -----------   ---------    -----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................         --             --          --             --
                                                                            ---------    -----------   ---------    -----------
Increase (Decrease) in Net Assets.........................................     58,476       (174,863)    142,567       (304,078)
Net Assets -- Beginning of Period.........................................    120,353        295,216     505,743        809,821
                                                                            ---------    -----------   ---------    -----------
Net Assets -- End of Period...............................................  $ 178,829    $   120,353   $ 648,310    $   505,743
                                                                            =========    ===========   =========    ===========
 Units issued during the period...........................................     10,182          8,294      12,016         11,611
 Units redeemed during the period.........................................     (5,802)        (8,084)    (11,762)       (18,422)
                                                                            ---------    -----------   ---------    -----------
 Net units issued (redeemed) during period................................      4,380            210         254         (6,811)
                                                                            =========    ===========   =========    ===========



                                                                                    AIM V.I.
                                                                                   TECHNOLOGY
                                                                           --------------------------
                                                                               2009          2008
                                                                           ------------ -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   (404)   $      (378)
 Net realized gain (loss) on investments..................................     (5,353)       (11,140)
 Change in unrealized appreciation (depreciation) of investments..........     58,899        (69,064)
                                                                             --------    -----------
 Net Increase (decrease) in net assets from operations....................     53,142        (80,582)
                                                                             --------    -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     41,200         23,223
  Transfers between funds including guaranteed interest account, net......     30,818        (43,227)
  Transfers for contract benefits and terminations........................     (9,121)       (14,180)
  Contract maintenance charges............................................     (9,977)        (9,823)
                                                                             --------    -----------
Net increase (decrease) in net assets from contractowners transactions         52,920        (44,007)
                                                                             --------    -----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................         --             50
                                                                             --------    -----------
Increase (Decrease) in Net Assets.........................................    106,062       (124,539)
Net Assets -- Beginning of Period.........................................     75,034        199,573
                                                                             --------    -----------
Net Assets -- End of Period...............................................   $181,096    $    75,034
                                                                             ========    ===========
 Units issued during the period...........................................      9,905          2,846
 Units redeemed during the period.........................................     (2,855)        (7,671)
                                                                             --------    -----------
 Net units issued (redeemed) during period................................      7,050         (4,825)
                                                                             ========    ===========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                      ALL ASSET
                                                                                      ALLOCATION
                                                                           --------------------------------
                                                                                 2009            2008
                                                                           --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $    857,594    $    1,203,370
 Net realized gain (loss) on investments..................................    (3,130,148)       (2,322,299)
 Change in unrealized appreciation (depreciation) of investments..........    16,537,637       (26,555,946)
                                                                            ------------    --------------
 Net Increase (decrease) in net assets from operations....................    14,265,083       (27,674,875)
                                                                            ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     8,558,408         9,779,584
  Transfers between funds including guaranteed interest account, net......    (3,147,485)       (3,575,530)
  Transfers for contract benefits and terminations........................    (4,490,455)       (5,570,482)
  Contract maintenance charges............................................    (7,050,778)       (7,346,566)
                                                                            ------------    --------------
Net increase (decrease) in net assets from contractowners transactions....    (6,130,310)       (6,712,994)
                                                                            ------------    --------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           100            (1,328)
                                                                            ------------    --------------
Increase (Decrease) in Net Assets.........................................     8,134,873       (34,389,197)
Net Assets -- Beginning of Period.........................................    60,020,588        94,409,785
                                                                            ------------    --------------
Net Assets -- End of Period...............................................  $ 68,155,461    $   60,020,588
                                                                            ============    ==============
 Units issued during the period...........................................       610,533           602,380
 Units redeemed during the period.........................................      (977,352)         (939,250)
                                                                            ------------    --------------
 Net units issued (redeemed) during period................................      (366,819)         (336,870)
                                                                            ============    ==============



                                                                                   AXA AGGRESSIVE           AXA BALANCED
                                                                                     ALLOCATION               STRATEGY
                                                                           ------------------------------- --------------
                                                                                 2009            2008         2009 (g)
                                                                           --------------- --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $    110,430    $     129,494     $ 1,130
 Net realized gain (loss) on investments..................................     1,114,302          300,135         476
 Change in unrealized appreciation (depreciation) of investments..........     1,405,253       (3,502,794)     (1,403)
                                                                            ------------    -------------    --------
 Net Increase (decrease) in net assets from operations....................     2,629,985       (3,073,165)        203
                                                                            ------------    -------------    --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     5,163,985        5,622,036     189,514
  Transfers between funds including guaranteed interest account, net......       392,700        1,232,561      63,878
  Transfers for contract benefits and terminations........................       (80,095)         (37,464)         --
  Contract maintenance charges............................................    (1,617,310)      (1,235,351)     (5,379)
                                                                            ------------    -------------    --------
Net increase (decrease) in net assets from contractowners transactions....     3,859,280        5,581,782     248,013
                                                                            ------------    -------------    --------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            --               --          --
                                                                            ------------    -------------    --------
Increase (Decrease) in Net Assets.........................................     6,489,265        2,508,617     248,216
Net Assets -- Beginning of Period.........................................     6,741,747        4,233,130          --
                                                                            ------------    -------------    --------
Net Assets -- End of Period...............................................  $ 13,231,012    $   6,741,747    $248,216
                                                                            ============    =============    ========
 Units issued during the period...........................................        82,518           79,482       2,440
 Units redeemed during the period.........................................       (19,107)         (17,208)         (1)
                                                                            ------------    -------------    --------
 Net units issued (redeemed) during period................................        63,411           62,274       2,439
                                                                            ============    =============    ========



                                                                                 AXA CONSERVATIVE
                                                                                    ALLOCATION
                                                                           -----------------------------
                                                                                2009           2008
                                                                           -------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   40,943     $ 28,501
 Net realized gain (loss) on investments..................................        5,809         (354)
 Change in unrealized appreciation (depreciation) of investments..........       97,801      (64,718)
                                                                             ----------     ---------
 Net Increase (decrease) in net assets from operations....................      144,553      (36,571)
                                                                             ----------     ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      896,474      370,904
  Transfers between funds including guaranteed interest account, net......      421,602      426,552
  Transfers for contract benefits and terminations........................       (1,814)          (5)
  Contract maintenance charges............................................     (215,829)     (60,523)
                                                                             ----------     ----------
Net increase (decrease) in net assets from contractowners transactions....    1,100,433      736,928
                                                                             ----------     ----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --       10,000
                                                                             ----------     ----------
Increase (Decrease) in Net Assets.........................................    1,244,986      710,357
Net Assets -- Beginning of Period.........................................      845,813      135,456
                                                                             ----------     ----------
Net Assets -- End of Period...............................................   $2,090,799     $845,813
                                                                             ==========     ==========
 Units issued during the period...........................................       41,028       49,344
 Units redeemed during the period.........................................      (15,744)     (19,634)
                                                                             ----------     ----------
 Net units issued (redeemed) during period................................       25,284       29,710
                                                                             ==========     ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                            AXA CONSERVATIVE   AXA CONSERVATIVE
                                                                            GROWTH STRATEGY        STRATEGY
                                                                           -----------------  ------------------
                                                                                2009 (g)           2009 (g)
                                                                           -----------------  ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................     $   249             $   949
 Net realized gain (loss) on investments..................................          71                 108
 Change in unrealized appreciation (depreciation) of investments..........        (326)             (1,446)
                                                                               -------             -------
 Net Increase (decrease) in net assets from operations....................          (6)               (389)
                                                                               -------             -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      32,080              62,807
  Transfers between funds including guaranteed interest account, net......         436              (3,044)
  Transfers for contract benefits and terminations........................          --                  --
  Contract maintenance charges............................................      (2,561)             (1,819)
                                                                               ---------           -------
Net increase (decrease) in net assets from contractowners transactions....      29,955              57,944
                                                                               ---------           -------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................          --                  --
                                                                               ---------           -------
Increase (Decrease) in Net Assets.........................................      29,949              57,555
Net Assets -- Beginning of Period.........................................          --                  --
                                                                               ---------           -------
Net Assets -- End of Period...............................................     $29,949             $57,555
                                                                               =========           =======
 Units issued during the period...........................................         296                 572
 Units redeemed during the period.........................................          --                  (1)
                                                                               ---------           -------
 Net units issued (redeemed) during period................................         296                 571
                                                                               =========           =======



                                                                                AXA CONSERVATIVE-PLUS
                                                                                     ALLOCATION
                                                                            -----------------------------
                                                                                 2009           2008
                                                                            -------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................    $   60,156     $   56,264
 Net realized gain (loss) on investments..................................       147,874         (6,294)
 Change in unrealized appreciation (depreciation) of investments..........       150,401       (321,777)
                                                                              ----------     ----------
 Net Increase (decrease) in net assets from operations....................       358,431       (271,807)
                                                                              ----------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     1,280,633      1,128,405
  Transfers between funds including guaranteed interest account,
   net....................................................................       793,339        351,811
  Transfers for contract benefits and terminations........................       (23,700)      (108,989)
  Contract maintenance charges............................................      (337,341)      (166,471)
                                                                              ----------     ----------
Net increase (decrease) in net assets from contractowners transactions....     1,712,931      1,204,756
                                                                              ----------     ----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            --             50
                                                                              ----------     ----------
Increase (Decrease) in Net Assets.........................................     2,071,362        932,999
Net Assets -- Beginning of Period.........................................     1,566,432        633,433
                                                                              ----------     ----------
Net Assets -- End of Period...............................................    $3,637,794     $1,566,432
                                                                              ==========     ==========
 Units issued during the period...........................................        63,754         47,761
 Units redeemed during the period.........................................        (7,020)       (27,383)
                                                                              ----------     ----------
 Net units issued (redeemed) during period................................        56,734         20,378
                                                                              ==========     ==========



                                                                            AXA GROWTH           AXA MODERATE
                                                                             STRATEGY             ALLOCATION
                                                                           ------------ -------------------------------
                                                                             2009 (g)         2009            2008
                                                                           ------------ --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $  1,982    $    249,532    $     381,100
 Net realized gain (loss) on investments..................................      1,274       1,094,165          270,289
 Change in unrealized appreciation (depreciation) of investments..........       (629)      1,119,489       (2,800,047)
                                                                             --------    ------------    -------------
 Net Increase (decrease) in net assets from operations....................      2,627       2,463,186       (2,148,658)
                                                                             --------    ------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................    268,495       8,893,566        5,696,686
  Transfers between funds including guaranteed interest account, net......     38,435       2,417,881        2,651,502
  Transfers for contract benefits and terminations........................         --         (83,235)        (113,039)
  Contract maintenance charges............................................     (8,169)     (2,323,223)      (1,190,910)
                                                                             --------    ------------    -------------
Net increase (decrease) in net assets from contractowners transactions....    298,761       8,904,989        7,044,239
                                                                             --------    ------------    -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................         --              --               50
                                                                             --------    ------------    -------------
Increase (Decrease) in Net Assets.........................................    301,388      11,368,175        4,895,631
Net Assets -- Beginning of Period.........................................         --       9,312,335        4,416,704
                                                                             --------    ------------    -------------
Net Assets -- End of Period...............................................   $301,388    $ 20,680,510    $   9,312,335
                                                                             ========    ============    =============
 Units issued during the period...........................................      2,960         235,005          199,091
 Units redeemed during the period.........................................        (17)        (63,084)         (20,688)
                                                                             --------    ------------    -------------
 Net units issued (redeemed) during period................................      2,943         171,921          178,403
                                                                             ========    ============    =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                              AXA MODERATE          AXA MODERATE-PLUS
                                                                            GROWTH STRATEGY            ALLOCATION
                                                                           ----------------- -------------------------------
                                                                                2009 (g)           2009            2008
                                                                           ----------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................     $   3,025      $    509,601    $    611,605
 Net realized gain (loss) on investments..................................         2,692         3,082,182       1,039,061
 Change in unrealized appreciation (depreciation) of investments..........        (3,656)        3,591,571      (9,572,149)
                                                                               ---------      ------------    ------------
 Net Increase (decrease) in net assets from operations....................         2,061         7,183,354      (7,921,483)
                                                                               ---------      ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................       611,042        16,088,143      16,862,155
  Transfers between funds including guaranteed interest account, net......        54,984         2,708,471       4,407,623
  Transfers for contract benefits and terminations........................            --          (166,173)       (146,862)
  Contract maintenance charges............................................       (21,814)       (4,817,249)     (3,251,812)
                                                                               ---------      ------------    ------------
Net increase (decrease) in net assets from contractowners transactions....       644,212        13,813,192      17,871,104
                                                                               ---------      ------------    ------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            --                --            (645)
                                                                               ---------      ------------    ------------
Increase (Decrease) in Net Assets.........................................       646,273        20,996,546       9,948,976
Net Assets -- Beginning of Period.........................................            --        23,097,635      13,148,659
                                                                               ---------      ------------    ------------
Net Assets -- End of Period...............................................     $ 646,273      $ 44,094,181    $ 23,097,635
                                                                               =========      ============    ============
 Units issued during the period...........................................         6,686           285,401         339,824
 Units redeemed during the period.........................................          (351)          (62,262)        (37,549)
                                                                               ---------      ------------    ------------
 Net units issued (redeemed) during period................................         6,335           223,139         302,275
                                                                               =========      ============    ============



                                                                                    DREYFUS STOCK
                                                                                   INDEX FUND, INC.
                                                                           --------------------------------
                                                                                 2009            2008
                                                                           --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $    598,227    $      893,379
 Net realized gain (loss) on investments..................................       (78,368)        2,605,269
 Change in unrealized appreciation (depreciation) of investments..........     6,764,052       (24,187,373)
                                                                            ------------    --------------
 Net Increase (decrease) in net assets from operations....................     7,283,911       (20,688,725)
                                                                            ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     2,041,811         2,749,858
  Transfers between funds including guaranteed interest account, net......    (1,849,435)       (8,296,303)
  Transfers for contract benefits and terminations........................    (1,494,814)       (3,334,801)
  Contract maintenance charges............................................    (3,609,919)       (3,522,349)
                                                                            ------------    --------------
Net increase (decrease) in net assets from contractowners transactions....    (4,912,357)      (12,403,595)
                                                                            ------------    --------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            --            49,901
                                                                            ------------    --------------
Increase (Decrease) in Net Assets.........................................     2,371,554       (33,042,419)
Net Assets -- Beginning of Period.........................................    31,913,751        64,956,170
                                                                            ------------    --------------
Net Assets -- End of Period...............................................  $ 34,285,305    $   31,913,751
                                                                            ============    ==============
 Units issued during the period...........................................       304,540           389,297
 Units redeemed during the period.........................................      (752,796)       (1,233,177)
                                                                            ------------    --------------
 Net units issued (redeemed) during period................................      (448,256)         (843,880)
                                                                            ============    ==============



                                                                                EQ/ALLIANCEBERNSTEIN
                                                                                    INTERNATIONAL
                                                                           -------------------------------
                                                                                 2009            2008
                                                                           --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $      65,048   $     162,092
 Net realized gain (loss) on investments..................................     (2,177,902)       (368,336)
 Change in unrealized appreciation (depreciation) of investments..........      2,497,430      (3,153,593)
                                                                            -------------   -------------
 Net Increase (decrease) in net assets from operations....................        384,576      (3,359,837)
                                                                            -------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................        738,673         917,779
  Transfers between funds including guaranteed interest account, net......     (1,295,954)      2,902,518
  Transfers for contract benefits and terminations........................        (85,544)       (587,505)
  Contract maintenance charges............................................       (282,081)       (303,325)
                                                                            -------------   -------------
Net increase (decrease) in net assets from contractowners transactions....       (924,906)      2,929,467
                                                                            -------------   -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................             --              50
                                                                            -------------   -------------
Increase (Decrease) in Net Assets.........................................       (540,330)       (430,320)
Net Assets -- Beginning of Period.........................................      3,516,833       3,947,153
                                                                            -------------   -------------
Net Assets -- End of Period...............................................  $   2,976,503   $   3,516,833
                                                                            =============   =============
 Units issued during the period...........................................         22,724         199,110
 Units redeemed during the period.........................................       (213,344)        (83,678)
                                                                            -------------   -------------
 Net units issued (redeemed) during period................................       (190,620)        115,432
                                                                            =============   =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                               EQ/ALLIANCEBERNSTEIN
                                                                                 SMALL CAP GROWTH
                                                                           ----------------------------
                                                                                2009           2008
                                                                           -------------- -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $     (590)   $    (1,817)
 Net realized gain (loss) on investments..................................      (50,590)      (129,976)
 Change in unrealized appreciation (depreciation) of investments..........      388,182       (457,408)
                                                                             ----------    -----------
 Net Increase (decrease) in net assets from operations....................      337,002       (589,201)
                                                                             ----------    -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      397,700        519,763
  Transfers between funds including guaranteed interest account, net......      (24,221)       215,187
  Transfers for contract benefits and terminations........................      (35,307)      (254,534)
  Contract maintenance charges............................................     (121,427)      (102,874)
                                                                             ----------    -----------
Net increase (decrease) in net assets from contractowners transactions....      216,745        377,542
                                                                             ----------    -----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --             --
                                                                             ----------    -----------
Increase (Decrease) in Net Assets.........................................      553,747       (211,659)
Net Assets -- Beginning of Period.........................................      765,773        977,432
                                                                             ----------    -----------
Net Assets -- End of Period...............................................   $1,319,520    $   765,773
                                                                             ==========    ===========
 Units issued during the period...........................................       26,475         35,564
 Units redeemed during the period.........................................      (24,233)       (36,895)
                                                                             ----------    -----------
 Net units issued (redeemed) during period................................        2,242         (1,331)
                                                                             ==========    ===========



                                                                                                          EQ/BLACKROCK
                                                                                   EQ/BLACKROCK           INTERNATIONAL
                                                                                BASIC VALUE EQUITY            VALUE
                                                                           ----------------------------- ---------------
                                                                                2009           2008            2009
                                                                           -------------- -------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   40,925     $   22,308    $      91,068
 Net realized gain (loss) on investments..................................     (110,598)       (33,050)      (1,383,099)
 Change in unrealized appreciation (depreciation) of investments..........      492,828       (540,207)       2,502,709
                                                                             ----------     ----------    -------------
 Net Increase (decrease) in net assets from operations....................      423,155       (550,949)       1,210,678
                                                                             ----------     ----------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      615,576        597,717          430,505
  Transfers between funds including guaranteed interest account, net......       67,290        101,532         (563,299)
  Transfers for contract benefits and terminations........................      (47,913)       (43,874)      (1,383,384)
  Contract maintenance charges............................................     (187,552)      (165,277)        (275,554)
                                                                             ----------     ----------    -------------
Net increase (decrease) in net assets from contractowners transactions....      447,401        490,098       (1,791,732)
                                                                             ----------     ----------    -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --           (155)              --
                                                                             ----------     ----------    -------------
Increase (Decrease) in Net Assets.........................................      870,556        (61,006)        (581,054)
Net Assets -- Beginning of Period.........................................    1,127,203      1,188,209        5,200,264
                                                                             ----------     ----------    -------------
Net Assets -- End of Period...............................................   $1,997,759     $1,127,203    $   4,619,210
                                                                             ==========     ==========    =============
 Units issued during the period...........................................       17,283         19,389            9,020
 Units redeemed during the period.........................................      (13,956)       (11,886)        (176,373)
                                                                             ----------     ----------    -------------
 Net units issued (redeemed) during period................................        3,327          7,503         (167,353)
                                                                             ==========     ==========    =============



                                                                            EQ/BLACKROCK
                                                                            INTERNATIONAL
                                                                                VALUE
                                                                           ---------------
                                                                                 2008
                                                                           ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $     179,075
 Net realized gain (loss) on investments..................................        (36,795)
 Change in unrealized appreciation (depreciation) of investments..........     (4,616,700)
                                                                            -------------
 Net Increase (decrease) in net assets from operations....................     (4,474,420)
                                                                            -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................        530,583
  Transfers between funds including guaranteed interest account, net......     (2,068,110)
  Transfers for contract benefits and terminations........................       (774,562)
  Contract maintenance charges............................................       (287,501)
                                                                            -------------
Net increase (decrease) in net assets from contractowners transactions....     (2,599,590)
                                                                            -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           (474)
                                                                            -------------
Increase (Decrease) in Net Assets.........................................     (7,074,484)
Net Assets -- Beginning of Period.........................................     12,274,748
                                                                            -------------
Net Assets -- End of Period...............................................  $   5,200,264
                                                                            =============
 Units issued during the period...........................................         55,619
 Units redeemed during the period.........................................       (242,046)
                                                                            -------------
 Net units issued (redeemed) during period................................       (186,427)
                                                                            =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                  EQ/BOSTON ADVISORS
                                                                                    EQUITY INCOME
                                                                           --------------------------------
                                                                                 2009            2008
                                                                           --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $    360,773    $      498,856
 Net realized gain (loss) on investments..................................    (2,157,541)         (444,564)
 Change in unrealized appreciation (depreciation) of investments..........     3,493,570        (9,717,970)
                                                                            ------------    --------------
 Net Increase (decrease) in net assets from operations....................     1,696,802        (9,663,678)
                                                                            ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     1,244,054         2,063,060
  Transfers between funds including guaranteed interest account, net......      (503,323)       (6,279,233)
  Transfers for contract benefits and terminations........................    (2,504,505)       (4,478,423)
  Contract maintenance charges............................................    (1,095,236)       (1,173,831)
                                                                            ------------    --------------
Net increase (decrease) in net assets from contractowners transactions....    (2,859,010)       (9,868,427)
                                                                            ------------    --------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            --            74,873
                                                                            ------------    --------------
Increase (Decrease) in Net Assets.........................................    (1,162,208)      (19,457,232)
Net Assets -- Beginning of Period.........................................    17,101,561        36,558,793
                                                                            ------------    --------------
Net Assets -- End of Period...............................................  $ 15,939,353    $   17,101,561
                                                                            ============    ==============
 Units issued during the period...........................................       147,165           213,122
 Units redeemed during the period.........................................      (382,921)         (831,060)
                                                                            ------------    --------------
 Net units issued (redeemed) during period................................      (235,756)         (617,938)
                                                                            ============    ==============



                                                                                                          EQ/CAPITAL
                                                                                EQ/CALVERT SOCIALLY        GUARDIAN
                                                                                    RESPONSIBLE             GROWTH
                                                                           ----------------------------- ------------
                                                                                2009           2008          2009
                                                                           -------------- -------------- ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $    1,423     $    1,183    $   1,703
 Net realized gain (loss) on investments..................................     (107,639)        55,466      (25,282)
 Change in unrealized appreciation (depreciation) of investments..........      433,775       (986,261)     124,354
                                                                             ----------     ----------    ---------
 Net Increase (decrease) in net assets from operations....................      327,559       (929,612)     100,775
                                                                             ----------     ----------    ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      229,985        285,303       74,190
  Transfers between funds including guaranteed interest account, net......      (75,071)       (80,319)     (17,149)
  Transfers for contract benefits and terminations........................      (83,712)      (135,975)      (8,265)
  Contract maintenance charges............................................     (109,092)      (137,298)     (31,234)
                                                                             ----------     ----------    ---------
Net increase (decrease) in net assets from contractowners transactions....      (37,890)       (68,289)      17,542
                                                                             ----------     ----------    ---------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................          (11)             5           --
                                                                             ----------     ----------    ---------
Increase (Decrease) in Net Assets.........................................      289,658       (997,896)     118,317
Net Assets -- Beginning of Period.........................................    1,113,071      2,110,967      303,095
                                                                             ----------     ----------    ---------
Net Assets -- End of Period...............................................   $1,402,729     $1,113,071    $ 421,412
                                                                             ==========     ==========    =========
 Units issued during the period...........................................       42,317         41,777        1,836
 Units redeemed during the period.........................................      (50,372)       (49,701)      (5,264)
                                                                             ----------     ----------    ---------
 Net units issued (redeemed) during period................................       (8,055)        (7,924)      (3,428)
                                                                             ==========     ==========    =========



                                                                             EQ/CAPITAL
                                                                           GUARDIAN GROWTH
                                                                           ---------------
                                                                                 2008
                                                                           ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $       2,292
 Net realized gain (loss) on investments..................................        584,682
 Change in unrealized appreciation (depreciation) of investments..........     (1,457,340)
                                                                            -------------
 Net Increase (decrease) in net assets from operations....................       (870,366)
                                                                            -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................        244,082
  Transfers between funds including guaranteed interest account, net......     (6,129,300)
  Transfers for contract benefits and terminations........................       (655,263)
  Contract maintenance charges............................................        (49,102)
                                                                            -------------
Net increase (decrease) in net assets from contractowners transactions....     (6,589,583)
                                                                            -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................             --
                                                                            -------------
Increase (Decrease) in Net Assets.........................................     (7,459,949)
Net Assets -- Beginning of Period.........................................      7,763,044
                                                                            -------------
Net Assets -- End of Period...............................................  $     303,095
                                                                            =============
 Units issued during the period...........................................         25,386
 Units redeemed during the period.........................................       (579,635)
                                                                            -------------
 Net units issued (redeemed) during period................................       (554,249)
                                                                            =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                     EQ/CAPITAL
                                                                                 GUARDIAN RESEARCH
                                                                           ------------------------------
                                                                                2009            2008
                                                                           -------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   32,805    $      27,826
 Net realized gain (loss) on investments..................................     (212,068)           5,551
 Change in unrealized appreciation (depreciation) of investments..........    1,060,600       (1,906,227)
                                                                             ----------    -------------
 Net Increase (decrease) in net assets from operations....................      881,337       (1,872,850)
                                                                             ----------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      437,740          441,975
  Transfers between funds including guaranteed interest account, net......        6,618         (337,009)
  Transfers for contract benefits and terminations........................      (45,644)        (515,811)
  Contract maintenance charges............................................     (267,290)        (253,838)
                                                                             ----------    -------------
Net increase (decrease) in net assets from contractowners transactions....      131,424         (664,683)
                                                                             ----------    -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --          110,000
                                                                             ----------    -------------
Increase (Decrease) in Net Assets.........................................    1,012,761       (2,427,533)
Net Assets -- Beginning of Period.........................................    2,766,145        5,193,678
                                                                             ----------    -------------
Net Assets -- End of Period...............................................   $3,778,906    $   2,766,145
                                                                             ==========    =============
 Units issued during the period...........................................       82,734           74,419
 Units redeemed during the period.........................................      (70,252)        (145,510)
                                                                             ----------    -------------
 Net units issued (redeemed) during period................................       12,482          (71,091)
                                                                             ==========    =============



                                                                                  EQ/COMMON STOCK         EQ/CORE BOND
                                                                                       INDEX                  INDEX
                                                                           ----------------------------- ---------------
                                                                                2009           2008        2009 (h) (i)
                                                                           -------------- -------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   36,778     $   29,464    $    903,108
 Net realized gain (loss) on investments..................................      (96,501)       (16,285)       (609,464)
 Change in unrealized appreciation (depreciation) of investments..........      580,026       (727,363)       (284,396)
                                                                             ----------     ----------    ------------
 Net Increase (decrease) in net assets from operations....................      520,303       (714,184)          9,248
                                                                             ----------     ----------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................    1,095,508      1,058,123       1,736,691
  Transfers between funds including guaranteed interest account, net......       14,610         (4,853)     30,096,125
  Transfers for contract benefits and terminations........................      (50,736)       (54,990)     (3,297,396)
  Contract maintenance charges............................................     (300,515)      (233,539)     (1,260,624)
                                                                             ----------     ----------    ------------
Net increase (decrease) in net assets from contractowners transactions....      758,867        764,741      27,274,796
                                                                             ----------     ----------    ------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --             --          80,000
                                                                             ----------     ----------    ------------
Increase (Decrease) in Net Assets.........................................    1,279,170         50,557      27,364,044
Net Assets -- Beginning of Period.........................................    1,249,207      1,198,650       9,494,574
                                                                             ----------     ----------    ------------
Net Assets -- End of Period...............................................   $2,528,377     $1,249,207    $ 36,858,618
                                                                             ==========     ==========    ============
 Units issued during the period...........................................       15,011         13,320       2,531,025
 Units redeemed during the period.........................................       (8,859)       (11,935)       (441,291)
                                                                             ----------     ----------    ------------
 Net units issued (redeemed) during period................................        6,152          1,385       2,089,734
                                                                             ==========     ==========    ============



                                                                             EQ/CORE BOND
                                                                                INDEX
                                                                           ----------------
                                                                                 2008
                                                                           ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $      452,937
 Net realized gain (loss) on investments..................................      (2,310,175)
 Change in unrealized appreciation (depreciation) of investments..........         529,756
                                                                            --------------
 Net Increase (decrease) in net assets from operations....................      (1,327,482)
                                                                            --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................       2,212,277
  Transfers between funds including guaranteed interest account, net......     (20,678,504)
  Transfers for contract benefits and terminations........................      (4,198,355)
  Contract maintenance charges............................................        (897,230)
                                                                            --------------
Net increase (decrease) in net assets from contractowners transactions....     (23,561,812)
                                                                            --------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................              50
                                                                            --------------
Increase (Decrease) in Net Assets.........................................     (24,889,244)
Net Assets -- Beginning of Period.........................................      34,383,818
                                                                            --------------
Net Assets -- End of Period...............................................  $    9,494,574
                                                                            ==============
 Units issued during the period...........................................         197,335
 Units redeemed during the period.........................................      (1,917,626)
                                                                            --------------
 Net units issued (redeemed) during period................................      (1,720,291)
                                                                            ==============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   EQ/EQUITY 500
                                                                                       INDEX
                                                                           -----------------------------
                                                                                2009           2008
                                                                           -------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   40,838     $   33,210
 Net realized gain (loss) on investments..................................      (47,219)        (2,966)
 Change in unrealized appreciation (depreciation) of investments..........      505,012       (688,591)
                                                                             ----------     ----------
 Net Increase (decrease) in net assets from operations....................      498,631       (658,347)
                                                                             ----------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      802,452      1,057,132
  Transfers between funds including guaranteed interest account, net......          200        333,369
  Transfers for contract benefits and terminations........................       (2,820)        (2,500)
  Contract maintenance charges............................................     (294,953)      (204,188)
                                                                             ----------     ----------
Net increase (decrease) in net assets from contractowners transactions....      504,879      1,183,813
                                                                             ----------     ----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --             --
                                                                             ----------     ----------
Increase (Decrease) in Net Assets.........................................    1,003,510        525,466
Net Assets -- Beginning of Period.........................................    1,437,240        911,774
                                                                             ----------     ----------
Net Assets -- End of Period...............................................   $2,440,750     $1,437,240
                                                                             ==========     ==========
 Units issued during the period...........................................        8,033         12,688
 Units redeemed during the period.........................................       (1,151)          (820)
                                                                             ----------     ----------
 Net units issued (redeemed) during period................................        6,882         11,868
                                                                             ==========     ==========



                                                                                     EQ/EQUITY            EQ/EVERGREEN
                                                                                    GROWTH PLUS              OMEGA
                                                                           ------------------------------ ------------
                                                                                2009            2008          2009
                                                                           -------------- --------------- ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   42,938    $      61,634   $     280
 Net realized gain (loss) on investments..................................     (327,164)         401,636      (7,241)
 Change in unrealized appreciation (depreciation) of investments..........    2,434,489       (5,876,137)     47,533
                                                                             ----------    -------------   ---------
 Net Increase (decrease) in net assets from operations....................    2,150,263       (5,412,867)     40,572
                                                                             ----------    -------------   ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................    1,630,412        1,975,099     116,908
  Transfers between funds including guaranteed interest account, net......     (575,751)        (235,503)     63,528
  Transfers for contract benefits and terminations........................     (566,495)        (744,092)       (247)
  Contract maintenance charges............................................     (904,532)        (982,270)    (20,023)
                                                                             ----------    -------------   ---------
Net increase (decrease) in net assets from contractowners transactions....     (416,366)          13,234     160,166
                                                                             ----------    -------------   ---------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................       17,745           20,000          --
                                                                             ----------    -------------   ---------
Increase (Decrease) in Net Assets.........................................    1,751,642       (5,379,633)    200,738
Net Assets -- Beginning of Period.........................................    7,989,774       13,369,407      51,399
                                                                             ----------    -------------   ---------
Net Assets -- End of Period...............................................   $9,741,416    $   7,989,774   $ 252,137
                                                                             ==========    =============   =========
 Units issued during the period...........................................      141,490          149,458       1,986
 Units redeemed during the period.........................................     (233,568)        (220,434)       (346)
                                                                             ----------    -------------   ---------
 Net units issued (redeemed) during period................................      (92,078)         (70,976)      1,640
                                                                             ==========    =============   =========



                                                                           EQ/EVERGREEN
                                                                              OMEGA
                                                                           ------------
                                                                               2008
                                                                           ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $      309
 Net realized gain (loss) on investments..................................      (2,196)
 Change in unrealized appreciation (depreciation) of investments..........     (10,889)
                                                                            ----------
 Net Increase (decrease) in net assets from operations....................     (12,776)
                                                                            ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      44,238
  Transfers between funds including guaranteed interest account, net......       3,471
  Transfers for contract benefits and terminations........................        (810)
  Contract maintenance charges............................................      (8,493)
                                                                            ----------
Net increase (decrease) in net assets from contractowners transactions....      38,406
                                                                            ----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................          --
                                                                            ----------
Increase (Decrease) in Net Assets.........................................      25,630
Net Assets -- Beginning of Period.........................................      25,769
                                                                            ----------
Net Assets -- End of Period...............................................  $   51,399
                                                                            ==========
 Units issued during the period...........................................         568
 Units redeemed during the period.........................................        (149)
                                                                            ----------
 Net units issued (redeemed) during period................................         419
                                                                            ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                               EQ/GAMCO MERGERS
                                                                               AND ACQUISITIONS
                                                                           -------------------------
                                                                               2009         2008
                                                                           ------------ ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $      --    $   1,229
 Net realized gain (loss) on investments..................................     (1,323)       2,845
 Change in unrealized appreciation (depreciation) of investments..........     41,424      (37,272)
                                                                            ---------    ---------
 Net Increase (decrease) in net assets from operations....................     40,101      (33,198)
                                                                            ---------    ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     92,545      122,630
  Transfers between funds including guaranteed interest account, net......     (2,450)     (21,167)
  Transfers for contract benefits and terminations........................     (1,310)        (148)
  Contract maintenance charges............................................    (32,775)     (25,886)
                                                                            ---------    ---------
Net increase (decrease) in net assets from contractowners transactions....     56,010       75,429
                                                                            ---------    ---------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................         --         (311)
                                                                            ---------    ---------
Increase (Decrease) in Net Assets.........................................     96,111       41,920
Net Assets -- Beginning of Period.........................................    220,023      178,103
                                                                            ---------    ---------
Net Assets -- End of Period...............................................  $ 316,134    $ 220,023
                                                                            =========    =========
 Units issued during the period...........................................        596          991
 Units redeemed during the period.........................................       (117)        (363)
                                                                            ---------    ---------
 Net units issued (redeemed) during period................................        479          628
                                                                            =========    =========



                                                                                    EQ/GAMCO SMALL           EQ/GLOBAL
                                                                                    COMPANY VALUE            BOND PLUS
                                                                           -------------------------------- ------------
                                                                                 2009            2008           2009
                                                                           --------------- ---------------- ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $    (69,423)   $       (1,705)  $   4,923
 Net realized gain (loss) on investments..................................       555,549         4,851,039     (16,003)
 Change in unrealized appreciation (depreciation) of investments..........    18,681,526       (28,684,634)     26,488
                                                                            ------------    --------------   ---------
 Net Increase (decrease) in net assets from operations....................    19,167,652       (23,835,300)     15,408
                                                                            ------------    --------------   ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     6,304,914         7,162,679     310,023
  Transfers between funds including guaranteed interest account, net......    (2,419,712)       (3,500,166)     28,739
  Transfers for contract benefits and terminations........................    (5,625,739)       (6,003,814)     (1,592)
  Contract maintenance charges............................................    (4,505,995)       (4,627,979)    (94,151)
                                                                            ------------    --------------   ---------
Net increase (decrease) in net assets from contractowners transactions....    (6,246,532)       (6,969,280)    243,019
                                                                            ------------    --------------   ---------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           550             1,350          --
                                                                            ------------    --------------   ---------
Increase (Decrease) in Net Assets.........................................    12,921,670       (30,803,230)    258,427
Net Assets -- Beginning of Period.........................................    51,201,648        82,004,878     493,357
                                                                            ------------    --------------   ---------
Net Assets -- End of Period...............................................  $ 64,123,318    $   51,201,648   $ 751,784
                                                                            ============    ==============   =========
 Units issued during the period...........................................       305,197           304,773       2,872
 Units redeemed during the period.........................................      (537,006)         (533,325)       (801)
                                                                            ------------    --------------   ---------
 Net units issued (redeemed) during period................................      (231,809)         (228,552)      2,071
                                                                            ============    ==============   =========



                                                                            EQ/GLOBAL
                                                                            BOND PLUS
                                                                           ------------
                                                                               2008
                                                                           ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $  81,750
 Net realized gain (loss) on investments..................................       (516)
 Change in unrealized appreciation (depreciation) of investments..........    (69,284)
                                                                            ---------
 Net Increase (decrease) in net assets from operations....................     11,950
                                                                            ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................    292,995
  Transfers between funds including guaranteed interest account, net......    147,290
  Transfers for contract benefits and terminations........................       (207)
  Contract maintenance charges............................................    (54,589)
                                                                            ---------
Net increase (decrease) in net assets from contractowners transactions....    385,489
                                                                            ---------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................         --
                                                                            ---------
Increase (Decrease) in Net Assets.........................................    397,439
Net Assets -- Beginning of Period.........................................     95,918
                                                                            ---------
Net Assets -- End of Period...............................................  $ 493,357
                                                                            =========
 Units issued during the period...........................................      4,449
 Units redeemed during the period.........................................     (1,127)
                                                                            ---------
 Net units issued (redeemed) during period................................      3,322
                                                                            =========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                     EQ/GLOBAL
                                                                                MULTI-SECTOR EQUITY
                                                                           ------------------------------
                                                                                2009            2008
                                                                           -------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   45,340    $       2,736
 Net realized gain (loss) on investments..................................     (152,197)         221,783
 Change in unrealized appreciation (depreciation) of investments..........    1,451,216       (2,558,284)
                                                                             ----------    -------------
 Net Increase (decrease) in net assets from operations....................    1,344,359       (2,333,765)
                                                                             ----------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................    1,368,339        1,620,387
  Transfers between funds including guaranteed interest account, net......       54,991          241,303
  Transfers for contract benefits and terminations........................      (51,543)         (58,036)
  Contract maintenance charges............................................     (437,285)        (376,877)
                                                                             ----------    -------------
Net increase (decrease) in net assets from contractowners transactions....      934,502        1,426,777
                                                                             ----------    -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --             (222)
                                                                             ----------    -------------
Increase (Decrease) in Net Assets.........................................    2,278,861         (907,210)
Net Assets -- Beginning of Period.........................................    2,185,545        3,092,755
                                                                             ----------    -------------
Net Assets -- End of Period...............................................   $4,464,406    $   2,185,545
                                                                             ==========    =============
 Units issued during the period...........................................       15,191           16,231
 Units redeemed during the period.........................................       (9,336)          (8,800)
                                                                             ----------    -------------
 Net units issued (redeemed) during period................................        5,855            7,431
                                                                             ==========    =============



                                                                                 EQ/INTERMEDIATE
                                                                                   GOVERNMENT               EQ/INTERNATIONAL
                                                                                   BOND INDEX                  CORE PLUS
                                                                           --------------------------- --------------------------
                                                                              2009 (j)        2008         2009          2008
                                                                           -------------- ------------ ------------ -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   98,870    $   7,000    $  13,731    $     3,902
 Net realized gain (loss) on investments..................................      (17,465)         104      (26,241)        (4,236)
 Change in unrealized appreciation (depreciation) of investments..........     (294,394)        (493)     126,819       (107,251)
                                                                             ----------    ---------    ---------    -----------
 Net Increase (decrease) in net assets from operations....................     (212,989)       6,611      114,309       (107,585)
                                                                             ----------    ---------    ---------    -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      362,598      141,628      218,789        177,906
  Transfers between funds including guaranteed interest account, net......    8,241,984       41,738       82,654         39,462
  Transfers for contract benefits and terminations........................     (115,208)         (14)        (908)          (184)
  Contract maintenance charges............................................     (243,306)     (20,937)     (51,449)       (26,983)
                                                                             ----------    ---------    ---------    -----------
Net increase (decrease) in net assets from contractowners transactions....    8,246,068      162,415      249,086        190,201
                                                                             ----------    ---------    ---------    -----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................       96,419      (17,389)          --             --
                                                                             ----------    ---------    ---------    -----------
Increase (Decrease) in Net Assets.........................................    8,129,498      151,637      363,395         82,616
Net Assets -- Beginning of Period.........................................      238,722       87,085      188,162        105,546
                                                                             ----------    ---------    ---------    -----------
Net Assets -- End of Period...............................................   $8,368,220    $ 238,722    $ 551,557    $   188,162
                                                                             ==========    =========    =========    ===========
 Units issued during the period...........................................      575,544        1,563        2,566          1,490
 Units redeemed during the period.........................................      (31,880)        (243)        (247)          (117)
                                                                             ----------    ---------    ---------    -----------
 Net units issued (redeemed) during period................................      543,664        1,320        2,319          1,373
                                                                             ==========    =========    =========    ===========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   EQ/INTERNATIONAL
                                                                                        GROWTH
                                                                           --------------------------------
                                                                                 2009            2008
                                                                           --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $     84,466    $       70,946
 Net realized gain (loss) on investments..................................       434,510           632,793
 Change in unrealized appreciation (depreciation) of investments..........     4,092,177       (10,432,639)
                                                                            ------------    --------------
 Net Increase (decrease) in net assets from operations....................     4,611,153        (9,728,900)
                                                                            ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     2,020,207         2,320,245
  Transfers between funds including guaranteed interest account, net......      (834,718)         (825,506)
  Transfers for contract benefits and terminations........................    (1,016,921)       (1,361,568)
  Contract maintenance charges............................................    (1,414,813)       (1,473,851)
                                                                            ------------    --------------
Net increase (decrease) in net assets from contractowners transactions....    (1,246,245)       (1,340,680)
                                                                            ------------    --------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            --            10,000
                                                                            ------------    --------------
Increase (Decrease) in Net Assets.........................................     3,364,908       (11,059,580)
Net Assets -- Beginning of Period.........................................    13,651,551        24,711,131
                                                                            ------------    --------------
Net Assets -- End of Period...............................................  $ 17,016,459    $   13,651,551
                                                                            ============    ==============
 Units issued during the period...........................................       176,633           177,516
 Units redeemed during the period.........................................      (295,202)         (281,955)
                                                                            ------------    --------------
 Net units issued (redeemed) during period................................      (118,569)         (104,439)
                                                                            ============    ==============



                                                                                  EQ/JPMORGAN                EQ/LARGE CAP
                                                                              VALUE OPPORTUNITIES             CORE PLUS
                                                                           -------------------------- --------------------------
                                                                                2009         2008         2009          2008
                                                                           ------------- ------------ ------------ -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $  3,117     $   3,094    $    2,018    $   144
 Net realized gain (loss) on investments..................................     (9,558)       (8,537)      (13,940)      (515)
 Change in unrealized appreciation (depreciation) of investments..........     59,319       (46,030)       21,976     (9,590)
                                                                             ---------    ---------    ----------    -------
 Net Increase (decrease) in net assets from operations....................     52,878       (51,473)       10,054     (9,961)
                                                                             ---------    ---------    ----------    -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     84,997        97,402        20,227     25,968
  Transfers between funds including guaranteed interest account, net......     27,227        19,848           656      6,121
  Transfers for contract benefits and terminations........................           (3)       (451)           --        (31)
  Contract maintenance charges............................................    (24,994)      (18,201)       (9,527)    (4,940)
                                                                             ----------   ---------    ----------    -------
Net increase (decrease) in net assets from contractowners transactions....     87,227        98,598        11,356     27,118
                                                                             ----------   ---------    ----------    -------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................         --            --            --         --
                                                                             ----------   ---------    ----------    -------
Increase (Decrease) in Net Assets.........................................    140,105        47,125        21,410     17,157
Net Assets -- Beginning of Period.........................................    118,208        71,083        31,458     14,301
                                                                             ----------   ---------    ----------    -------
Net Assets -- End of Period...............................................   $258,313     $ 118,208    $   52,868    $31,458
                                                                             ==========   =========    ==========    =======
 Units issued during the period...........................................        790           928           445        316
 Units redeemed during the period.........................................        (86)          (89)         (304)        (8)
                                                                             ----------   ---------    ----------    -------
 Net units issued (redeemed) during period................................        704           839           141        308
                                                                             ==========   =========    ==========    =======

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 EQ/LARGE CAP              EQ/LARGE CAP
                                                                                 GROWTH INDEX               GROWTH PLUS
                                                                           ------------------------- -------------------------
                                                                               2009         2008         2009         2008
                                                                           ------------ ------------ ------------ ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $  10,158    $     425    $   4,161    $     311
 Net realized gain (loss) on investments..................................     (3,124)        (998)     (11,615)      (1,882)
 Change in unrealized appreciation (depreciation) of investments..........    134,095      (75,822)      92,761      (88,877)
                                                                            ---------    ---------    ---------    ---------
 Net Increase (decrease) in net assets from operations....................    141,129      (76,395)      85,307      (90,448)
                                                                            ---------    ---------    ---------    ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................    218,912      212,020      144,771      192,375
  Transfers between funds including guaranteed interest account, net......     50,324       28,358      (12,279)      25,477
  Transfers for contract benefits and terminations........................     (2,086)      (2,536)        (147)      (3,055)
  Contract maintenance charges............................................    (57,565)     (38,264)     (39,044)     (32,823)
                                                                            ---------    ---------    ---------    ---------
Net increase (decrease) in net assets from contractowners transactions....    209,585      199,578       93,301      181,974
                                                                            ---------    ---------    ---------    ---------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................     (8,346)          --           --           --
                                                                            ---------    ---------    ---------    ---------
Increase (Decrease) in Net Assets.........................................    342,368      123,183      178,608       91,526
Net Assets -- Beginning of Period.........................................    225,492      102,309      218,771      127,245
                                                                            ---------    ---------    ---------    ---------
Net Assets -- End of Period...............................................  $ 567,860    $ 225,492    $ 397,379    $ 218,771
                                                                            =========    =========    =========    =========
 Units issued during the period...........................................      3,613        2,940          966        1,501
 Units redeemed during the period.........................................       (232)        (110)        (348)        (361)
                                                                            ---------    ---------    ---------    ---------
 Net units issued (redeemed) during period................................      3,381        2,830          618        1,140
                                                                            =========    =========    =========    =========



                                                                                  EQ/LARGE CAP
                                                                                   VALUE INDEX
                                                                           ---------------------------
                                                                               2009          2008
                                                                           ------------ --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $  15,250     $   1,885
 Net realized gain (loss) on investments..................................     (9,622)       (5,807)
 Change in unrealized appreciation (depreciation) of investments..........     28,022       (69,541)
                                                                            ---------     ---------
 Net Increase (decrease) in net assets from operations....................     33,650       (73,463)
                                                                            ---------     ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     82,679        69,937
  Transfers between funds including guaranteed interest account, net......     18,793        30,261
  Transfers for contract benefits and terminations........................       (230)           (1)
  Contract maintenance charges............................................    (21,962)      (16,496)
                                                                            ---------     -----------
Net increase (decrease) in net assets from contractowners transactions....     79,280        83,701
                                                                            ---------     -----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................         --            --
                                                                            ---------     -----------
Increase (Decrease) in Net Assets.........................................    112,930        10,238
Net Assets -- Beginning of Period.........................................     86,430        76,192
                                                                            ---------     -----------
Net Assets -- End of Period...............................................  $ 199,360     $  86,430
                                                                            =========     ===========
 Units issued during the period...........................................      1,852         1,325
 Units redeemed during the period.........................................       (110)         (174)
                                                                            ---------     -----------
 Net units issued (redeemed) during period................................      1,742         1,151
                                                                            =========     ===========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                    EQ/LARGE CAP
                                                                                     VALUE PLUS
                                                                           -------------------------------
                                                                                 2009            2008
                                                                           --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $     143,246   $     274,480
 Net realized gain (loss) on investments..................................     (1,244,912)     (1,051,416)
 Change in unrealized appreciation (depreciation) of investments..........      2,551,028      (4,263,686)
                                                                            -------------   -------------
 Net Increase (decrease) in net assets from operations....................      1,449,362      (5,040,622)
                                                                            -------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................        870,562       1,210,865
  Transfers between funds including guaranteed interest account, net......        273,880      (1,952,233)
  Transfers for contract benefits and terminations........................     (1,304,701)       (968,100)
  Contract maintenance charges............................................       (457,548)       (455,650)
                                                                            -------------   -------------
Net increase (decrease) in net assets from contractowners transactions....       (617,807)     (2,165,118)
                                                                            -------------   -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................         15,000            (667)
                                                                            -------------   -------------
Increase (Decrease) in Net Assets.........................................        846,555      (7,206,407)
Net Assets -- Beginning of Period.........................................      6,102,733      13,309,140
                                                                            -------------   -------------
Net Assets -- End of Period...............................................  $   6,949,288   $   6,102,733
                                                                            =============   =============
 Units issued during the period...........................................         67,994          31,431
 Units redeemed during the period.........................................       (137,756)       (225,640)
                                                                            -------------   -------------
 Net units issued (redeemed) during period................................        (69,762)       (194,209)
                                                                            =============   =============



                                                                                                            EQ/LORD
                                                                                                             ABBETT
                                                                                   EQ/LORD ABBETT          LARGE CAP
                                                                                 GROWTH AND INCOME            CORE
                                                                           ------------------------------ ------------
                                                                                2009            2008          2009
                                                                           -------------- --------------- ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   33,636    $      89,552   $   1,368
 Net realized gain (loss) on investments..................................     (617,052)         (38,585)     (9,472)
 Change in unrealized appreciation (depreciation) of investments..........    1,489,950       (2,923,700)     53,402
                                                                             ----------    -------------   ---------
 Net Increase (decrease) in net assets from operations....................      906,534       (2,872,733)     45,298
                                                                             ----------    -------------   ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      977,615        1,172,499     117,399
  Transfers between funds including guaranteed interest account, net......     (177,449)        (341,123)     43,513
  Transfers for contract benefits and terminations........................     (357,401)        (407,010)       (406)
  Contract maintenance charges............................................     (449,650)        (516,818)    (24,995)
                                                                             ----------    -------------   ---------
Net increase (decrease) in net assets from contractowners transactions....       (6,885)         (92,452)    135,511
                                                                             ----------    -------------   ---------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --             (279)         --
                                                                             ----------    -------------   ---------
Increase (Decrease) in Net Assets.........................................      899,649       (2,965,464)    180,809
Net Assets -- Beginning of Period.........................................    4,951,842        7,917,306      78,656
                                                                             ----------    -------------   ---------
Net Assets -- End of Period...............................................   $5,851,491    $   4,951,842   $ 259,465
                                                                             ==========    =============   =========
 Units issued during the period...........................................      129,466           91,899       1,615
 Units redeemed during the period.........................................     (136,817)        (107,769)       (219)
                                                                             ----------    -------------   ---------
 Net units issued (redeemed) during period................................       (7,351)         (15,870)      1,396
                                                                             ==========    =============   =========



                                                                             EQ/LORD
                                                                              ABBETT
                                                                            LARGE CAP
                                                                               CORE
                                                                           ------------
                                                                               2008
                                                                           ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $      883
 Net realized gain (loss) on investments..................................      (1,896)
 Change in unrealized appreciation (depreciation) of investments..........     (22,312)
                                                                            ----------
 Net Increase (decrease) in net assets from operations....................     (23,325)
                                                                            ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      68,707
  Transfers between funds including guaranteed interest account, net......      12,357
  Transfers for contract benefits and terminations........................        (462)
  Contract maintenance charges............................................     (12,170)
                                                                            ----------
Net increase (decrease) in net assets from contractowners transactions....      68,432
                                                                            ----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................          --
                                                                            ----------
Increase (Decrease) in Net Assets.........................................      45,107
Net Assets -- Beginning of Period.........................................      33,549
                                                                            ----------
Net Assets -- End of Period...............................................  $   78,656
                                                                            ==========
 Units issued during the period...........................................         685
 Units redeemed during the period.........................................         (80)
                                                                            ----------
 Net units issued (redeemed) during period................................         605
                                                                            ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                     EQ/MID CAP
                                                                                       INDEX
                                                                           ------------------------------
                                                                                2009            2008
                                                                           -------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   32,687    $      28,019
 Net realized gain (loss) on investments..................................     (460,884)        (105,545)
 Change in unrealized appreciation (depreciation) of investments..........    1,387,843       (2,075,835)
                                                                             ----------    -------------
 Net Increase (decrease) in net assets from operations....................      959,646       (2,153,361)
                                                                             ----------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      882,799        1,085,105
  Transfers between funds including guaranteed interest account, net......      (85,029)         (45,111)
  Transfers for contract benefits and terminations........................     (165,172)        (166,170)
  Contract maintenance charges............................................     (318,283)        (330,910)
                                                                             ----------    -------------
Net increase (decrease) in net assets from contractowners transactions....      314,315          542,914
                                                                             ----------    -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --               --
                                                                             ----------    -------------
Increase (Decrease) in Net Assets.........................................    1,273,961       (1,610,447)
Net Assets -- Beginning of Period.........................................    2,399,117        4,009,564
                                                                             ----------    -------------
Net Assets -- End of Period...............................................   $3,673,078    $   2,399,117
                                                                             ==========    =============
 Units issued during the period...........................................       51,082           48,360
 Units redeemed during the period.........................................      (49,379)         (46,503)
                                                                             ----------    -------------
 Net units issued (redeemed) during period................................        1,703            1,857
                                                                             ==========    =============



                                                                                      EQ/MID CAP
                                                                                      VALUE PLUS             EQ/MONEY MARKET
                                                                           --------------------------------- ----------------
                                                                            2009 (a) (b) ( c)       2008           2009
                                                                           ------------------- ------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................    $    128,850      $     6,506   $       17,614
 Net realized gain (loss) on investments..................................        (536,382)        (117,186)           4,666
 Change in unrealized appreciation (depreciation) of investments..........      (2,354,440)         (94,829)           8,534
                                                                              ------------      -----------   --------------
 Net Increase (decrease) in net assets from operations....................      (2,761,972)        (205,509)          30,814
                                                                              ------------      -----------   --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................         731,037          210,986       10,032,235
  Transfers between funds including guaranteed interest account, net......      14,777,954           52,821       (7,055,213)
  Transfers for contract benefits and terminations........................        (500,137)            (358)     (22,947,763)
  Contract maintenance charges............................................        (329,427)         (51,998)      (3,710,734)
                                                                              ------------      -----------   --------------
Net increase (decrease) in net assets from contractowners transactions....      14,679,427          211,451      (23,681,475)
                                                                              ------------      -----------   --------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           2,001             (298)         (16,415)
                                                                              ------------      -----------   --------------
Increase (Decrease) in Net Assets.........................................      11,919,456            5,644      (23,667,076)
Net Assets -- Beginning of Period.........................................         318,851          313,207       47,430,157
                                                                              ------------      -----------   --------------
Net Assets -- End of Period...............................................    $ 12,238,307      $   318,851   $   23,763,081
                                                                              ============      ===========   ==============
 Units issued during the period...........................................       1,076,302            1,836        1,304,833
 Units redeemed during the period.........................................        (113,563)            (747)      (3,419,080)
                                                                              ------------      -----------   --------------
 Net units issued (redeemed) during period................................         962,739            1,089       (2,114,247)
                                                                              ============      ===========   ==============



                                                                           EQ/MONEY MARKET
                                                                           ----------------
                                                                                 2008
                                                                           ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $    1,151,776
 Net realized gain (loss) on investments..................................             646
 Change in unrealized appreciation (depreciation) of investments..........            (793)
                                                                            --------------
 Net Increase (decrease) in net assets from operations....................       1,151,629
                                                                            --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      15,109,545
  Transfers between funds including guaranteed interest account, net......       4,008,656
  Transfers for contract benefits and terminations........................     (21,458,567)
  Contract maintenance charges............................................      (4,016,619)
                                                                            --------------
Net increase (decrease) in net assets from contractowners transactions....      (6,356,985)
                                                                            --------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................        (121,917)
                                                                            --------------
Increase (Decrease) in Net Assets.........................................      (5,327,273)
Net Assets -- Beginning of Period.........................................      52,757,430
                                                                            --------------
Net Assets -- End of Period...............................................  $   47,430,157
                                                                            ==============
 Units issued during the period...........................................       2,466,694
 Units redeemed during the period.........................................      (3,211,540)
                                                                            --------------
 Net units issued (redeemed) during period................................        (744,846)
                                                                            ==============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                     EQ/MONTAG &
                                                                                   CALDWELL GROWTH
                                                                           --------------------------------
                                                                                 2009            2008
                                                                           --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $     14,127    $      (95,801)
 Net realized gain (loss) on investments..................................       556,399         2,660,303
 Change in unrealized appreciation (depreciation) of investments..........    11,165,699       (22,489,778)
                                                                            ------------    --------------
 Net Increase (decrease) in net assets from operations....................    11,736,225       (19,925,276)
                                                                            ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     6,392,025         7,468,400
  Transfers between funds including guaranteed interest account, net......       489,350        (2,858,334)
  Transfers for contract benefits and terminations........................    (3,796,308)       (3,788,609)
  Contract maintenance charges............................................    (4,308,795)       (4,535,559)
                                                                            ------------    --------------
Net increase (decrease) in net assets from contractowners transactions....    (1,223,728)       (3,714,102)
                                                                            ------------    --------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            --            10,000
                                                                            ------------    --------------
Increase (Decrease) in Net Assets.........................................    10,512,497       (23,629,378)
Net Assets -- Beginning of Period.........................................    39,026,059        62,655,437
                                                                            ------------    --------------
Net Assets -- End of Period...............................................  $ 49,538,556    $   39,026,059
                                                                            ============    ==============
 Units issued during the period...........................................     1,112,773           746,144
 Units redeemed during the period.........................................    (1,171,934)       (1,102,816)
                                                                            ------------    --------------
 Net units issued (redeemed) during period................................       (59,161)         (356,672)
                                                                            ============    ==============



                                                                                  EQ/PIMCO ULTRA           EQ/QUALITY
                                                                                    SHORT BOND              BOND PLUS
                                                                           ----------------------------- ---------------
                                                                            2009 (d) (e)       2008          2009 (k)
                                                                           -------------- -------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   51,276     $  132,517     $   255,527
 Net realized gain (loss) on investments..................................     (209,890)       352,568         (14,327)
 Change in unrealized appreciation (depreciation) of investments..........      479,129       (774,426)       (207,347)
                                                                             ----------     ----------     -----------
 Net Increase (decrease) in net assets from operations....................      320,515       (289,341)         33,853
                                                                             ----------     ----------     -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      922,698        830,118         408,057
  Transfers between funds including guaranteed interest account, net......    1,201,579        881,818      10,002,653
  Transfers for contract benefits and terminations........................     (879,736)      (260,431)       (168,002)
  Contract maintenance charges............................................     (435,590)      (355,444)       (280,166)
                                                                             ----------     ----------     -----------
Net increase (decrease) in net assets from contractowners transactions....      808,951      1,096,061       9,962,542
                                                                             ----------     ----------     -----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --             50             499
                                                                             ----------     ----------     -----------
Increase (Decrease) in Net Assets.........................................    1,129,466        806,770       9,996,894
Net Assets -- Beginning of Period.........................................    4,947,164      4,140,394         404,080
                                                                             ----------     ----------     -----------
Net Assets -- End of Period...............................................   $6,076,630     $4,947,164     $10,400,974
                                                                             ==========     ==========     ===========
 Units issued during the period...........................................      128,365        228,738         524,134
 Units redeemed during the period.........................................     (121,166)      (186,938)        (31,911)
                                                                             ----------     ----------     -----------
 Net units issued (redeemed) during period................................        7,199         41,800         492,223
                                                                             ==========     ==========     ===========



                                                                            EQ/QUALITY
                                                                            BOND PLUS
                                                                           ------------
                                                                               2008
                                                                           ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $  23,196
 Net realized gain (loss) on investments..................................     (3,625)
 Change in unrealized appreciation (depreciation) of investments..........    (48,724)
                                                                            ---------
 Net Increase (decrease) in net assets from operations....................    (29,153)
                                                                            ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................    135,209
  Transfers between funds including guaranteed interest account, net......    213,932
  Transfers for contract benefits and terminations........................       (300)
  Contract maintenance charges............................................    (39,479)
                                                                            ---------
Net increase (decrease) in net assets from contractowners transactions....    309,362
                                                                            ---------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................         --
                                                                            ---------
Increase (Decrease) in Net Assets.........................................    280,209
Net Assets -- Beginning of Period.........................................    123,871
                                                                            ---------
Net Assets -- End of Period...............................................  $ 404,080
                                                                            =========
 Units issued during the period...........................................      3,205
 Units redeemed during the period.........................................       (364)
                                                                            ---------
 Net units issued (redeemed) during period................................      2,841
                                                                            =========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                  EQ/SMALL COMPANY
                                                                                        INDEX
                                                                           -------------------------------
                                                                                 2009            2008
                                                                           --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $      79,073   $      37,489
 Net realized gain (loss) on investments..................................       (776,360)         73,508
 Change in unrealized appreciation (depreciation) of investments..........      2,515,960      (2,017,378)
                                                                            -------------   -------------
 Net Increase (decrease) in net assets from operations....................      1,818,673      (1,906,381)
                                                                            -------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................        401,513         659,930
  Transfers between funds including guaranteed interest account, net......      2,089,191        (941,708)
  Transfers for contract benefits and terminations........................     (1,170,155)       (645,602)
  Contract maintenance charges............................................       (283,617)       (222,603)
                                                                            -------------   -------------
Net increase (decrease) in net assets from contractowners transactions....      1,036,932      (1,149,983)
                                                                            -------------   -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................             --             100
                                                                            -------------   -------------
Increase (Decrease) in Net Assets.........................................      2,855,605      (3,056,264)
Net Assets -- Beginning of Period.........................................      3,109,236       6,165,500
                                                                            -------------   -------------
Net Assets -- End of Period...............................................  $   5,964,841   $   3,109,236
                                                                            =============   =============
 Units issued during the period...........................................        420,010          47,723
 Units redeemed during the period.........................................       (182,968)       (256,697)
                                                                            -------------   -------------
 Net units issued (redeemed) during period................................        237,042        (208,974)
                                                                            =============   =============



                                                                                   EQ/T. ROWE PRICE          EQ/UBS GROWTH
                                                                                     GROWTH STOCK             AND INCOME
                                                                           -------------------------------- ---------------
                                                                                 2009            2008             2009
                                                                           --------------- ---------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $   (181,813)   $     (242,552)  $     55,520
 Net realized gain (loss) on investments..................................    (2,479,000)       (3,924,721)      (115,371)
 Change in unrealized appreciation (depreciation) of investments..........    13,957,386       (18,418,352)     3,721,870
                                                                            ------------    --------------   ------------
 Net Increase (decrease) in net assets from operations....................    11,296,573       (22,585,625)     3,662,019
                                                                            ------------    --------------   ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     4,527,309         5,291,822      2,212,516
  Transfers between funds including guaranteed interest account, net......    (2,260,731)        2,363,477       (564,668)
  Transfers for contract benefits and terminations........................    (3,217,285)       (3,524,823)      (857,970)
  Contract maintenance charges............................................    (3,396,443)       (3,685,497)    (1,437,380)
                                                                            ------------    --------------   ------------
Net increase (decrease) in net assets from contractowners transactions....    (4,347,150)          444,979       (647,502)
                                                                            ------------    --------------   ------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            99                --          3,100
                                                                            ------------    --------------   ------------
Increase (Decrease) in Net Assets.........................................     6,949,522       (22,140,646)     3,017,617
Net Assets -- Beginning of Period.........................................    29,281,323        51,421,969     11,901,309
                                                                            ------------    --------------   ------------
Net Assets -- End of Period...............................................  $ 36,230,845    $   29,281,323   $ 14,918,926
                                                                            ============    ==============   ============
 Units issued during the period...........................................       428,146           839,160        254,533
 Units redeemed during the period.........................................      (827,686)         (798,829)      (339,552)
                                                                            ------------    --------------   ------------
 Net units issued (redeemed) during period................................      (399,540)           40,331        (85,019)
                                                                            ============    ==============   ============



                                                                            EQ/UBS GROWTH
                                                                             AND INCOME
                                                                           ---------------
                                                                                 2008
                                                                           ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $    138,318
 Net realized gain (loss) on investments..................................       513,705
 Change in unrealized appreciation (depreciation) of investments..........    (8,853,291)
                                                                            ------------
 Net Increase (decrease) in net assets from operations....................    (8,201,268)
                                                                            ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     2,604,796
  Transfers between funds including guaranteed interest account, net......      (968,800)
  Transfers for contract benefits and terminations........................    (1,317,163)
  Contract maintenance charges............................................    (1,592,523)
                                                                            ------------
Net increase (decrease) in net assets from contractowners transactions....    (1,273,690)
                                                                            ------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           (55)
                                                                            ------------
Increase (Decrease) in Net Assets.........................................    (9,475,013)
Net Assets -- Beginning of Period.........................................    21,376,322
                                                                            ------------
Net Assets -- End of Period...............................................  $ 11,901,309
                                                                            ============
 Units issued during the period...........................................       266,558
 Units redeemed during the period.........................................      (387,497)
                                                                            ------------
 Net units issued (redeemed) during period................................      (120,939)
                                                                            ============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 EQ/VAN KAMPEN
                                                                                   COMSTOCK
                                                                           -------------------------
                                                                               2009         2008
                                                                           ------------ ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $   2,320    $    2,379
 Net realized gain (loss) on investments..................................     (2,833)         (550)
 Change in unrealized appreciation (depreciation) of investments..........     40,511       (40,794)
                                                                            ---------    ----------
 Net Increase (decrease) in net assets from operations....................     39,998       (38,965)
                                                                            ---------    ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     73,915        69,778
  Transfers between funds including guaranteed interest account, net......      7,709        22,123
  Transfers for contract benefits and terminations........................       (817)         (584)
  Contract maintenance charges............................................    (22,897)      (18,124)
                                                                            ---------    ----------
Net increase (decrease) in net assets from contractowners transactions....     57,910        73,193
                                                                            ---------    ----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................         --            --
                                                                            ---------    ----------
Increase (Decrease) in Net Assets.........................................     97,908        34,228
Net Assets -- Beginning of Period.........................................     93,789        59,561
                                                                            ---------    ----------
Net Assets -- End of Period...............................................  $ 191,697    $   93,789
                                                                            =========    ==========
 Units issued during the period...........................................        790           798
 Units redeemed during the period.........................................        (51)          (48)
                                                                            ---------    ----------
 Net units issued (redeemed) during period................................        739           750
                                                                            =========    ==========




                                                                                                           FIDELITY VIP
                                                                                    EQ/VAN KAMPEN             ASSET
                                                                                   MID CAP GROWTH            MANAGER
                                                                           ------------------------------- -----------
                                                                                 2009            2008          2009
                                                                           --------------- --------------- -----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $     (18,232)  $     (22,935)  $  2,107
 Net realized gain (loss) on investments..................................     (1,140,710)       (774,308)    (2,907)
 Change in unrealized appreciation (depreciation) of investments..........      4,325,342      (4,921,147)    23,501
                                                                            -------------   -------------   --------
 Net Increase (decrease) in net assets from operations....................      3,166,400      (5,718,390)    22,701
                                                                            -------------   -------------   --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      1,180,175       1,434,843      2,974
  Transfers between funds including guaranteed interest account, net......       (169,829)       (755,534)    38,633
  Transfers for contract benefits and terminations........................     (1,103,186)       (912,307)    (3,671)
  Contract maintenance charges............................................       (593,908)       (631,806)    (3,954)
                                                                            -------------   -------------   --------
Net increase (decrease) in net assets from contractowners transactions....       (686,748)       (864,804)    33,982
                                                                            -------------   -------------   --------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................             --              50         --
                                                                            -------------   -------------   --------
Increase (Decrease) in Net Assets.........................................      2,479,652      (6,583,144)    56,683
Net Assets -- Beginning of Period.........................................      6,038,858      12,622,002     42,059
                                                                            -------------   -------------   --------
Net Assets -- End of Period...............................................  $   8,518,510   $   6,038,858   $ 98,742
                                                                            =============   =============   ========
 Units issued during the period...........................................        133,431         158,654      4,462
 Units redeemed during the period.........................................       (212,694)       (240,381)      (948)
                                                                            -------------   -------------   --------
 Net units issued (redeemed) during period................................        (79,263)        (81,727)     3,514
                                                                            =============   =============   ========



                                                                           FIDELITY VIP
                                                                           ASSET MANAGER
                                                                           -------------
                                                                                2008
                                                                           -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $     1,454
 Net realized gain (loss) on investments..................................      (37,307)
 Change in unrealized appreciation (depreciation) of investments..........      (31,306)
                                                                            -----------
 Net Increase (decrease) in net assets from operations....................      (67,159)
                                                                            -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................       13,765
  Transfers between funds including guaranteed interest account, net......       42,283
  Transfers for contract benefits and terminations........................     (146,851)
  Contract maintenance charges............................................       (5,853)
                                                                            -----------
Net increase (decrease) in net assets from contractowners transactions....      (96,656)
                                                                            -----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --
                                                                            -----------
Increase (Decrease) in Net Assets.........................................     (163,815)
Net Assets -- Beginning of Period.........................................      205,874
                                                                            -----------
Net Assets -- End of Period...............................................  $    42,059
                                                                            ===========
 Units issued during the period...........................................        5,191
 Units redeemed during the period.........................................      (15,881)
                                                                            -----------
 Net units issued (redeemed) during period................................      (10,690)
                                                                            ===========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                     FIDELITY VIP
                                                                                    CONTRAFUND(R)
                                                                           --------------------------------
                                                                                 2009            2008
                                                                           --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $    210,395    $      249,142
 Net realized gain (loss) on investments..................................    (9,294,098)       (2,080,497)
 Change in unrealized appreciation (depreciation) of investments..........    16,407,866       (18,683,437)
                                                                            ------------    --------------
 Net Increase (decrease) in net assets from operations....................     7,324,163       (20,514,792)
                                                                            ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     2,503,368         3,124,394
  Transfers between funds including guaranteed interest account, net......    (1,892,970)         (521,276)
  Transfers for contract benefits and terminations........................    (7,514,682)       (4,708,679)
  Contract maintenance charges............................................    (1,999,677)       (2,262,965)
                                                                            ------------    --------------
Net increase (decrease) in net assets from contractowners transactions....    (8,903,961)       (4,368,526)
                                                                            ------------    --------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            --             5,000
                                                                            ------------    --------------
Increase (Decrease) in Net Assets.........................................    (1,579,798)      (24,878,318)
Net Assets -- Beginning of Period.........................................    26,506,787        51,385,105
                                                                            ------------    --------------
Net Assets -- End of Period...............................................  $ 24,926,989    $   26,506,787
                                                                            ============    ==============
 Units issued during the period...........................................       345,099           525,255
 Units redeemed during the period.........................................    (1,132,126)         (815,043)
                                                                            ------------    --------------
 Net units issued (redeemed) during period................................      (787,027)         (289,788)
                                                                            ============    ==============



                                                                                    FIDELITY VIP           FRANKLIN INCOME
                                                                                  GROWTH AND INCOME          SECURITIES
                                                                           ------------------------------- ---------------
                                                                                2009            2008             2009
                                                                           ------------- ----------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $     3,403    $      7,209     $     512,718
 Net realized gain (loss) on investments..................................     (138,557)       (218,287)         (564,315)
 Change in unrealized appreciation (depreciation) of investments..........      211,134        (446,330)        1,932,978
                                                                            -----------    ------------     -------------
 Net Increase (decrease) in net assets from operations....................       75,980        (657,408)        1,881,381
                                                                            -----------    ------------     -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................       41,764          77,585           918,356
  Transfers between funds including guaranteed interest account, net......      (13,181)        (58,986)         (371,055)
  Transfers for contract benefits and terminations........................     (118,273)       (886,325)       (1,265,727)
  Contract maintenance charges............................................      (14,111)        (30,913)         (469,665)
                                                                            -----------    ------------     -------------
Net increase (decrease) in net assets from contractowners transactions         (103,801)       (898,639)       (1,188,091)
                                                                            -----------    ------------     -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --                (3)             --
                                                                            -----------    ---------------  -------------
Increase (Decrease) in Net Assets.........................................      (27,821)     (1,556,050)          693,290
Net Assets -- Beginning of Period.........................................      376,550       1,932,600         6,098,782
                                                                            -----------    --------------   -------------
Net Assets -- End of Period...............................................  $   348,729    $    376,550     $   6,792,072
                                                                            ===========    ==============   =============
 Units issued during the period...........................................        5,422          14,163            97,357
 Units redeemed during the period.........................................      (18,781)       (112,026)         (240,807)
                                                                            -----------    --------------   -------------
 Net units issued (redeemed) during period................................      (13,359)        (97,863)         (143,450)
                                                                            ===========    ==============   =============



                                                                           FRANKLIN INCOME
                                                                             SECURITIES
                                                                           ---------------
                                                                                 2008
                                                                           ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $     470,817
 Net realized gain (loss) on investments..................................       (590,131)
 Change in unrealized appreciation (depreciation) of investments..........     (2,786,244)
                                                                            -------------
 Net Increase (decrease) in net assets from operations....................     (2,905,558)
                                                                            -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      2,590,209
  Transfers between funds including guaranteed interest account, net......       (755,750)
  Transfers for contract benefits and terminations........................     (3,135,124)
  Contract maintenance charges............................................       (538,565)
                                                                            -------------
Net increase (decrease) in net assets from contractowners transactions         (1,839,230)
                                                                            -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................       (243,845)
                                                                            -------------
Increase (Decrease) in Net Assets.........................................     (4,988,633)
Net Assets -- Beginning of Period.........................................     11,087,415
                                                                            -------------
Net Assets -- End of Period...............................................  $   6,098,782
                                                                            =============
 Units issued during the period...........................................        332,289
 Units redeemed during the period.........................................       (571,567)
                                                                            -------------
 Net units issued (redeemed) during period................................       (239,278)
                                                                            =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                    FRANKLIN
                                                                                RISING DIVIDENDS              FRANKLIN
                                                                                   SECURITIES             ZERO COUPON 2010
                                                                           -------------------------- -------------------------
                                                                               2009          2008         2009         2008
                                                                           ------------ ------------- ------------ ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $   4,828    $     7,640   $   4,721     $  4,991
 Net realized gain (loss) on investments..................................    (40,714)         1,469       1,212          262
 Change in unrealized appreciation (depreciation) of investments..........    107,523       (171,332)     (6,248)       2,656
                                                                            ---------    -----------   ---------     --------
 Net Increase (decrease) in net assets from operations....................     71,637       (162,223)       (315)       7,909
                                                                            ---------    -----------   ---------     --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................    101,857        125,639      18,835       25,502
  Transfers between funds including guaranteed interest account, net......    (23,596)       (40,332)     (3,125)       2,899
  Transfers for contract benefits and terminations........................    (33,244)       (11,608)    (14,920)      (5,429)
  Contract maintenance charges............................................    (42,961)       (53,211)     (9,784)      (9,862)
                                                                            ---------    -----------   ---------     --------
Net increase (decrease) in net assets from contractowners transactions....      2,056         20,488      (8,994)      13,110
                                                                            ---------    -----------   ---------     --------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................         --             --          --           50
                                                                            ---------    -----------   ---------     --------
Increase (Decrease) in Net Assets.........................................     73,693       (141,735)     (9,309)      21,069
Net Assets -- Beginning of Period.........................................    438,657        580,392     133,688      112,619
                                                                            ---------    -----------   ---------     --------
Net Assets -- End of Period...............................................  $ 512,350    $   438,657   $ 124,379     $133,688
                                                                            =========    ===========   =========     ========
 Units issued during the period...........................................     10,399         10,321       1,619        3,973
 Units redeemed during the period.........................................    (10,447)        (8,720)     (2,334)      (2,924)
                                                                            ---------    -----------   ---------     --------
 Net units issued (redeemed) during period................................        (48)         1,601        (715)       1,049
                                                                            =========    ===========   =========     ========



                                                                                 JANUS ASPEN SERIES
                                                                                      BALANCED
                                                                           ------------------------------
                                                                                2009            2008
                                                                           -------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $  205,786    $     187,879
 Net realized gain (loss) on investments..................................      315,304          973,639
 Change in unrealized appreciation (depreciation) of investments..........    1,257,374       (2,601,086)
                                                                             ----------    -------------
 Net Increase (decrease) in net assets from operations....................    1,778,464       (1,439,568)
                                                                             ----------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      874,988          997,482
  Transfers between funds including guaranteed interest account, net......      318,641         (178,474)
  Transfers for contract benefits and terminations........................     (502,132)        (667,676)
  Contract maintenance charges............................................     (798,865)        (752,183)
                                                                             ----------    -------------
Net increase (decrease) in net assets from contractowners transactions....     (107,368)        (600,851)
                                                                             ----------    -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --               32
                                                                             ----------    -------------
Increase (Decrease) in Net Assets.........................................    1,671,096       (2,040,387)
Net Assets -- Beginning of Period.........................................    7,110,461        9,150,848
                                                                             ----------    -------------
Net Assets -- End of Period...............................................   $8,781,557    $   7,110,461
                                                                             ==========    =============
 Units issued during the period...........................................      150,397          115,502
 Units redeemed during the period.........................................     (158,288)        (160,876)
                                                                             ----------    -------------
 Net units issued (redeemed) during period................................       (7,891)         (45,374)
                                                                             ==========    =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 JANUS ASPEN SERIES
                                                                                     ENTERPRISE
                                                                           -------------------------------
                                                                                 2009            2008
                                                                           --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $    (34,060)   $      (9,974)
 Net realized gain (loss) on investments..................................       293,389        1,732,827
 Change in unrealized appreciation (depreciation) of investments..........     3,610,237       (9,394,212)
                                                                            ------------    -------------
 Net Increase (decrease) in net assets from operations....................     3,869,566       (7,671,359)
                                                                            ------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     1,218,652        1,425,966
  Transfers between funds including guaranteed interest account, net......      (491,929)         366,916
  Transfers for contract benefits and terminations........................      (936,466)      (1,597,368)
  Contract maintenance charges............................................      (913,913)      (1,008,809)
                                                                            ------------    -------------
Net increase (decrease) in net assets from contractowners transactions....    (1,123,656)        (813,295)
                                                                            ------------    -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            --              100
                                                                            ------------    -------------
Increase (Decrease) in Net Assets.........................................     2,745,910       (8,484,554)
Net Assets -- Beginning of Period.........................................     9,273,554       17,758,108
                                                                            ------------    -------------
Net Assets -- End of Period...............................................  $ 12,019,464    $   9,273,554
                                                                            ============    =============
 Units issued during the period...........................................       218,324          317,849
 Units redeemed during the period.........................................      (395,921)        (449,333)
                                                                            ------------    -------------
 Net units issued (redeemed) during period................................      (177,597)        (131,484)
                                                                            ============    =============



                                                                                                             JANUS ASPEN
                                                                                  JANUS ASPEN SERIES            SERIES
                                                                                        FORTY               MID CAP VALUE
                                                                           -------------------------------- --------------
                                                                                 2009            2008            2009
                                                                           --------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $    (44,526)   $      (64,826)   $    3,966
 Net realized gain (loss) on investments..................................       738,481         1,853,850      (104,900)
 Change in unrealized appreciation (depreciation) of investments..........     5,327,773       (13,683,216)      447,183
                                                                            ------------    --------------    ----------
 Net Increase (decrease) in net assets from operations....................     6,021,728       (11,894,192)      346,249
                                                                            ------------    --------------    ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     1,575,364         1,745,197        72,713
  Transfers between funds including guaranteed interest account, net......      (959,789)          833,059        17,104
  Transfers for contract benefits and terminations........................    (1,748,266)       (3,000,891)     (124,512)
  Contract maintenance charges............................................    (1,123,839)       (1,225,023)     (131,032)
                                                                            ------------    --------------    ----------
Net increase (decrease) in net assets from contractowners transactions....    (2,256,530)       (1,647,658)     (165,727)
                                                                            ------------    --------------    ----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            --               500            --
                                                                            ------------    --------------    ----------
Increase (Decrease) in Net Assets.........................................     3,765,198       (13,541,350)      180,522
Net Assets -- Beginning of Period.........................................    14,262,658        27,804,008     1,194,895
                                                                            ------------    --------------    ----------
Net Assets -- End of Period...............................................  $ 18,027,856    $   14,262,658    $1,375,417
                                                                            ============    ==============    ==========
 Units issued during the period...........................................       242,290           439,497         7,230
 Units redeemed during the period.........................................      (500,978)         (600,324)      (21,105)
                                                                            ------------    --------------    ----------
 Net units issued (redeemed) during period................................      (258,688)         (160,827)      (13,875)
                                                                            ============    ==============    ==========



                                                                           JANUS ASPEN SERIES
                                                                             MID CAP VALUE
                                                                           -----------------
                                                                                  2008
                                                                           -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $      7,397
 Net realized gain (loss) on investments..................................        132,816
 Change in unrealized appreciation (depreciation) of investments..........       (794,424)
                                                                             ------------
 Net Increase (decrease) in net assets from operations....................       (654,211)
                                                                             ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................         55,078
  Transfers between funds including guaranteed interest account, net......       (193,031)
  Transfers for contract benefits and terminations........................     (1,196,635)
  Contract maintenance charges............................................       (159,215)
                                                                             ------------
Net increase (decrease) in net assets from contractowners transactions....     (1,493,803)
                                                                             ------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................             (2)
                                                                             ------------
Increase (Decrease) in Net Assets.........................................     (2,148,016)
Net Assets -- Beginning of Period.........................................      3,342,911
                                                                             ------------
Net Assets -- End of Period...............................................   $  1,194,895
                                                                             ============
 Units issued during the period...........................................          7,302
 Units redeemed during the period.........................................       (112,659)
                                                                             ------------
 Net units issued (redeemed) during period................................       (105,357)
                                                                             ============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 JANUS ASPEN SERIES
                                                                                      OVERSEAS
                                                                           -------------------------------
                                                                                 2009            2008
                                                                           --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $      18,448   $     104,514
 Net realized gain (loss) on investments..................................        130,074       2,608,879
 Change in unrealized appreciation (depreciation) of investments..........      3,683,465      (9,546,844)
                                                                            -------------   -------------
 Net Increase (decrease) in net assets from operations....................      3,831,987      (6,833,451)
                                                                            -------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................        686,026         987,623
  Transfers between funds including guaranteed interest account, net......       (197,179)       (978,108)
  Transfers for contract benefits and terminations........................     (1,054,300)     (2,232,693)
  Contract maintenance charges............................................       (382,554)       (453,323)
                                                                            -------------   -------------
Net increase (decrease) in net assets from contractowners transactions....       (948,007)     (2,676,501)
                                                                            -------------   -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................             --              39
                                                                            -------------   -------------
Increase (Decrease) in Net Assets.........................................      2,883,980      (9,509,913)
Net Assets -- Beginning of Period.........................................      5,082,308      14,592,221
                                                                            -------------   -------------
Net Assets -- End of Period...............................................  $   7,966,288   $   5,082,308
                                                                            =============   =============
 Units issued during the period...........................................         55,803          84,444
 Units redeemed during the period.........................................       (108,633)       (250,768)
                                                                            -------------   -------------
 Net units issued (redeemed) during period................................        (52,830)       (166,324)
                                                                            =============   =============



                                                                                                               MFS(R)
                                                                                 JANUS ASPEN SERIES          UTILITIES
                                                                                      WORLDWIDE                SERIES
                                                                           ------------------------------- --------------
                                                                                 2009            2008           2009
                                                                           --------------- --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $    94,285    $       6,495    $   56,621
 Net realized gain (loss) on investments..................................      (227,926)         569,936      (187,400)
 Change in unrealized appreciation (depreciation) of investments..........     3,185,300       (7,683,992)      484,848
                                                                             -----------    -------------    ----------
 Net Increase (decrease) in net assets from operations....................     3,051,659       (7,107,561)      354,069
                                                                             -----------    -------------    ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     1,385,663        1,639,087       239,085
  Transfers between funds including guaranteed interest account, net......      (287,704)        (491,445)      (30,865)
  Transfers for contract benefits and terminations........................      (621,381)        (987,950)     (185,061)
  Contract maintenance charges............................................      (990,146)      (1,039,703)      (91,943)
                                                                             -----------    -------------    ----------
Net increase (decrease) in net assets from contractowners transactions....      (513,568)        (880,011)      (68,784)
                                                                             -----------    -------------    ----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            51              (90)           --
                                                                             -----------    -------------    ----------
Increase (Decrease) in Net Assets.........................................     2,538,142       (7,987,662)      285,285
Net Assets -- Beginning of Period.........................................     8,498,616       16,486,278     1,236,079
                                                                             -----------    -------------    ----------
Net Assets -- End of Period...............................................   $11,036,758    $   8,498,616    $1,521,364
                                                                             ===========    =============    ==========
 Units issued during the period...........................................       309,068          317,885        16,052
 Units redeemed during the period.........................................      (395,268)        (429,896)      (20,624)
                                                                             -----------    -------------    ----------
 Net units issued (redeemed) during period................................       (86,200)        (112,011)       (4,572)
                                                                             ===========    =============    ==========



                                                                                MFS(R)
                                                                           UTILITIES SERIES
                                                                           -----------------
                                                                                  2008
                                                                           -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $     25,735
 Net realized gain (loss) on investments..................................        125,476
 Change in unrealized appreciation (depreciation) of investments..........     (1,160,790)
                                                                             ------------
 Net Increase (decrease) in net assets from operations....................     (1,009,579)
                                                                             ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................        251,373
  Transfers between funds including guaranteed interest account, net......        241,982
  Transfers for contract benefits and terminations........................       (551,860)
  Contract maintenance charges............................................       (117,627)
                                                                             ------------
Net increase (decrease) in net assets from contractowners transactions           (176,132)
                                                                             ------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................             (3)
                                                                             ------------
Increase (Decrease) in Net Assets.........................................     (1,185,714)
Net Assets -- Beginning of Period.........................................      2,421,793
                                                                             ------------
Net Assets -- End of Period...............................................   $  1,236,079
                                                                             ============
 Units issued during the period...........................................         30,339
 Units redeemed during the period.........................................        (44,084)
                                                                             ------------
 Net units issued (redeemed) during period................................        (13,745)
                                                                             ============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 MULTIMANAGER
                                                                               AGGRESSIVE EQUITY
                                                                           -------------------------
                                                                             2009 (f)       2008
                                                                           ------------ ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $     479    $      342
 Net realized gain (loss) on investments..................................    (11,200)       (7,354)
 Change in unrealized appreciation (depreciation) of investments..........     76,782       (38,664)
                                                                            ---------    ----------
 Net Increase (decrease) in net assets from operations....................     66,061       (45,676)
                                                                            ---------    ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................    111,683        74,127
  Transfers between funds including guaranteed interest account, net......    342,682        20,277
  Transfers for contract benefits and terminations........................       (169)          (10)
  Contract maintenance charges............................................    (35,295)      (16,138)
                                                                            ---------    ----------
Net increase (decrease) in net assets from contractowners transactions....    418,901        78,256
                                                                            ---------    ----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................       (437)           --
                                                                            ---------    ----------
Increase (Decrease) in Net Assets.........................................    484,525        32,580
Net Assets -- Beginning of Period.........................................     75,057        42,477
                                                                            ---------    ----------
Net Assets -- End of Period...............................................  $ 559,582    $   75,057
                                                                            =========    ==========
 Units issued during the period...........................................      6,551         1,263
 Units redeemed during the period.........................................       (407)         (295)
                                                                            ---------    ----------
 Net units issued (redeemed) during period................................      6,144           968
                                                                            =========    ==========



                                                                                                          MULTIMANAGER
                                                                                    MULTIMANAGER          INTERNATIONAL
                                                                                     CORE BOND               EQUITY
                                                                           ------------------------------ -------------
                                                                                 2009           2008           2009
                                                                           --------------- -------------- -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $     355,324   $   460,255    $    11,346
 Net realized gain (loss) on investments..................................         (8,197)      209,926         (3,612)
 Change in unrealized appreciation (depreciation) of investments..........        469,439      (502,699)       168,732
                                                                            -------------   -----------    -----------
 Net Increase (decrease) in net assets from operations....................        816,566       167,482        176,466
                                                                            -------------   -----------    -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................        350,456       307,906        361,625
  Transfers between funds including guaranteed interest account, net......       (539,673)   10,386,099          8,114
  Transfers for contract benefits and terminations........................     (2,298,624)     (841,305)        (3,307)
  Contract maintenance charges............................................       (388,686)     (258,779)      (100,230)
                                                                            -------------   -----------    -----------
Net increase (decrease) in net assets from contractowners transactions....     (2,876,527)    9,593,921        266,202
                                                                            -------------   -----------    -----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................             --            50             --
                                                                            -------------   -----------    -----------
Increase (Decrease) in Net Assets.........................................     (2,059,961)    9,761,453        442,668
Net Assets -- Beginning of Period.........................................      9,961,162       199,709        393,534
                                                                            -------------   -----------    -----------
Net Assets -- End of Period...............................................  $   7,901,201   $ 9,961,162    $   836,202
                                                                            =============   ===========    ===========
 Units issued during the period...........................................          7,008     1,001,432          1,830
 Units redeemed during the period.........................................       (285,513)     (102,268)           (38)
                                                                            -------------   -----------    -----------
 Net units issued (redeemed) during period................................       (278,505)      899,164          1,792
                                                                            =============   ===========    ===========



                                                                           MULTIMANAGER
                                                                           INTERNATIONA
                                                                             AL EQUITY
                                                                           -------------
                                                                                2008
                                                                           -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $     8,809
 Net realized gain (loss) on investments..................................        4,857
 Change in unrealized appreciation (depreciation) of investments..........     (238,277)
                                                                            -----------
 Net Increase (decrease) in net assets from operations....................     (224,611)
                                                                            -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      385,305
  Transfers between funds including guaranteed interest account, net......       55,048
  Transfers for contract benefits and terminations........................         (645)
  Contract maintenance charges............................................      (72,574)
                                                                            -----------
Net increase (decrease) in net assets from contractowners transactions....      367,134
                                                                            -----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --
                                                                            -----------
Increase (Decrease) in Net Assets.........................................      142,523
Net Assets -- Beginning of Period.........................................      251,011
                                                                            -----------
Net Assets -- End of Period...............................................  $   393,534
                                                                            ===========
 Units issued during the period...........................................        1,951
 Units redeemed during the period.........................................          (78)
                                                                            -----------
 Net units issued (redeemed) during period................................        1,873
                                                                            ===========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 MULTIMANAGER               MULTIMANAGER
                                                                             LARGE CAP CORE EQUITY        LARGE CAP GROWTH
                                                                           ------------------------- --------------------------
                                                                               2009         2008         2009          2008
                                                                           ------------ ------------ ------------ -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $   1,220    $      417   $     626    $        --
 Net realized gain (loss) on investments..................................     (9,738)       (5,670)    (11,422)        (7,084)
 Change in unrealized appreciation (depreciation) of investments..........     30,153       (22,870)    123,078       (111,041)
                                                                            ---------    ----------   ---------    -----------
 Net Increase (decrease) in net assets from operations....................     21,635       (28,123)    112,282       (118,125)
                                                                            ---------    ----------   ---------    -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     40,174        45,282     162,755        179,056
  Transfers between funds including guaranteed interest account, net......      2,498            54      27,494         21,925
  Transfers for contract benefits and terminations........................     (2,206)           --      (2,437)          (122)
  Contract maintenance charges............................................    (11,186)       (9,902)    (53,318)       (39,397)
                                                                            ---------    ----------   ---------    -----------
Net increase (decrease) in net assets from contractowners transactions....     29,280        35,434     134,494        161,462
                                                                            ---------    ----------   ---------    -----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................         --            --          --             --
                                                                            ---------    ----------   ---------    -----------
Increase (Decrease) in Net Assets.........................................     50,915         7,311     246,776         43,337
Net Assets -- Beginning of Period.........................................     50,309        42,998     214,652        171,315
                                                                            ---------    ----------   ---------    -----------
Net Assets -- End of Period...............................................  $ 101,224    $   50,309   $ 461,428    $   214,652
                                                                            =========    ==========   =========    ===========
 Units issued during the period...........................................        381           308       1,621          1,593
 Units redeemed during the period.........................................       (131)          (75)       (178)          (177)
                                                                            ---------    ----------   ---------    -----------
 Net units issued (redeemed) during period................................        250           233       1,443          1,416
                                                                            =========    ==========   =========    ===========



                                                                                    MULTIMANAGER
                                                                                   LARGE CAP VALUE
                                                                           -------------------------------
                                                                                 2009            2008
                                                                           --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $      84,670   $     112,277
 Net realized gain (loss) on investments..................................       (735,898)       (247,756)
 Change in unrealized appreciation (depreciation) of investments..........      1,665,357      (2,433,139)
                                                                            -------------   -------------
 Net Increase (decrease) in net assets from operations....................      1,014,129      (2,568,618)
                                                                            -------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................        296,341         367,971
  Transfers between funds including guaranteed interest account, net......       (490,706)      7,731,522
  Transfers for contract benefits and terminations........................     (1,216,823)       (431,622)
  Contract maintenance charges............................................       (234,080)       (199,746)
                                                                            -------------   -------------
Net increase (decrease) in net assets from contractowners transactions....     (1,645,268)      7,468,125
                                                                            -------------   -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................             --            (158)
                                                                            -------------   -------------
Increase (Decrease) in Net Assets.........................................       (631,139)      4,899,349
Net Assets -- Beginning of Period.........................................      5,219,906         320,557
                                                                            -------------   -------------
Net Assets -- End of Period...............................................  $   4,588,767   $   5,219,906
                                                                            =============   =============
 Units issued during the period...........................................         12,150         901,047
 Units redeemed during the period.........................................       (290,014)        (92,291)
                                                                            -------------   -------------
 Net units issued (redeemed) during period................................       (277,864)        808,756
                                                                            =============   =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 MULTIMANAGER              MULTIMANAGER
                                                                                MID CAP GROWTH             MID CAP VALUE
                                                                           ------------------------- -------------------------
                                                                               2009         2008         2009         2008
                                                                           ------------ ------------ ------------ ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $      --    $      --    $  12,289    $   1,649
 Net realized gain (loss) on investments..................................    (24,494)     (11,595)     (40,718)     (10,376)
 Change in unrealized appreciation (depreciation) of investments..........     99,589      (74,724)     179,918      (87,902)
                                                                            ---------    ---------    ---------    ---------
 Net Increase (decrease) in net assets from operations....................     75,095      (86,319)     151,489      (96,629)
                                                                            ---------    ---------    ---------    ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     96,675      141,967      177,138      231,527
  Transfers between funds including guaranteed interest account, net......     (8,562)       6,374      (59,933)      62,289
  Transfers for contract benefits and terminations........................       (632)        (588)      (1,140)        (685)
  Contract maintenance charges............................................    (34,895)     (27,397)     (49,604)     (34,550)
                                                                            ---------    ---------    ---------    ---------
Net increase (decrease) in net assets from contractowners transactions....     52,586      120,356       66,461      258,581
                                                                            ---------    ---------    ---------    ---------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................         --           --           --           --
                                                                            ---------    ---------    ---------    ---------
Increase (Decrease) in Net Assets.........................................    127,681       34,037      217,950      161,952
Net Assets -- Beginning of Period.........................................    136,341      102,304      281,005      119,053
                                                                            ---------    ---------    ---------    ---------
Net Assets -- End of Period...............................................  $ 264,022    $ 136,341    $ 498,955    $ 281,005
                                                                            =========    =========    =========    =========
 Units issued during the period...........................................        714          855        1,614        2,352
 Units redeemed during the period.........................................       (278)        (168)        (937)        (207)
                                                                            ---------    ---------    ---------    ---------
 Net units issued (redeemed) during period................................        436          687          677        2,145
                                                                            =========    =========    =========    =========



                                                                                   MULTIMANAGER
                                                                                MULTI-SECTOR BOND
                                                                           ----------------------------
                                                                                2009           2008
                                                                           -------------- -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   83,891    $  203,195
 Net realized gain (loss) on investments..................................     (216,879)      (68,009)
 Change in unrealized appreciation (depreciation) of investments..........      300,171      (652,391)
                                                                             ----------    ----------
 Net Increase (decrease) in net assets from operations....................      167,183      (517,205)
                                                                             ----------    ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      509,644       668,138
  Transfers between funds including guaranteed interest account, net......     (124,033)      (84,500)
  Transfers for contract benefits and terminations........................      (97,562)      (68,351)
  Contract maintenance charges............................................     (208,889)     (206,476)
                                                                             ----------    ----------
Net increase (decrease) in net assets from contractowners transactions....       79,160       308,811
                                                                             ----------    ----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --          (305)
                                                                             ----------    ----------
Increase (Decrease) in Net Assets.........................................      246,343      (208,699)
Net Assets -- Beginning of Period.........................................    1,723,493     1,932,192
                                                                             ----------    ----------
Net Assets -- End of Period...............................................   $1,969,836    $1,723,493
                                                                             ==========    ==========
 Units issued during the period...........................................       21,842        23,678
 Units redeemed during the period.........................................      (28,724)      (19,643)
                                                                             ----------    ----------
 Net units issued (redeemed) during period................................       (6,882)        4,035
                                                                             ==========    ==========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                    MULTIMANAGER
                                                                                  SMALL CAP GROWTH
                                                                           -------------------------------
                                                                                 2009            2008
                                                                           --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $    (32,410)   $     (43,830)
 Net realized gain (loss) on investments..................................      (768,612)        (151,990)
 Change in unrealized appreciation (depreciation) of investments..........     3,734,345       (6,825,859)
                                                                            ------------    -------------
 Net Increase (decrease) in net assets from operations....................     2,933,323       (7,021,679)
                                                                            ------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................     1,586,654        2,002,751
  Transfers between funds including guaranteed interest account, net......      (412,472)        (886,349)
  Transfers for contract benefits and terminations........................      (767,155)        (928,460)
  Contract maintenance charges............................................    (1,017,576)      (1,151,602)
                                                                            ------------    -------------
Net increase (decrease) in net assets from contractowners transactions....      (610,549)        (963,660)
                                                                            ------------    -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            --             (278)
                                                                            ------------    -------------
Increase (Decrease) in Net Assets.........................................     2,322,774       (7,985,617)
Net Assets -- Beginning of Period.........................................     9,069,765       17,055,382
                                                                            ------------    -------------
Net Assets -- End of Period...............................................  $ 11,392,539    $   9,069,765
                                                                            ============    =============
 Units issued during the period...........................................       158,411          175,625
 Units redeemed during the period.........................................      (228,251)        (278,064)
                                                                            ------------    -------------
 Net units issued (redeemed) during period................................       (69,840)        (102,439)
                                                                            ============    =============



                                                                                 MULTIMANAGER               MULTIMANAGER
                                                                                SMALL CAP VALUE              TECHNOLOGY
                                                                           ------------------------- --------------------------
                                                                               2009         2008         2009          2008
                                                                           ------------ ------------ ------------ -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $   1,909    $     407    $      --    $        --
 Net realized gain (loss) on investments..................................     (8,303)      (1,716)     (10,255)            59
 Change in unrealized appreciation (depreciation) of investments..........     51,609      (55,598)     226,671       (171,240)
                                                                            ---------    ---------    ---------    -----------
 Net Increase (decrease) in net assets from operations....................     45,215      (56,907)     216,416       (171,181)
                                                                            ---------    ---------    ---------    -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................    157,771       82,985      249,958        262,392
  Transfers between funds including guaranteed interest account, net......      1,077        9,920       28,137         69,686
  Transfers for contract benefits and terminations........................     (1,172)        (225)        (360)          (328)
  Contract maintenance charges............................................    (25,839)     (21,509)     (80,653)       (54,318)
                                                                            ---------    ---------    ---------    -----------
Net increase (decrease) in net assets from contractowners transactions....    131,837       71,171      197,082        277,432
                                                                            ---------    ---------    ---------    -----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................        115           --           --             --
                                                                            ---------    ---------    ---------    -----------
Increase (Decrease) in Net Assets.........................................    177,167       14,264      413,498        106,251
Net Assets -- Beginning of Period.........................................    115,865      101,601      278,110        171,859
                                                                            ---------    ---------    ---------    -----------
Net Assets -- End of Period...............................................  $ 293,032    $ 115,865    $ 691,608    $   278,110
                                                                            =========    =========    =========    ===========
 Units issued during the period...........................................        974          443        1,554          1,773
 Units redeemed during the period.........................................        (73)         (34)        (180)          (147)
                                                                            ---------    ---------    ---------    -----------
 Net units issued (redeemed) during period................................        901          409        1,374          1,626
                                                                            =========    =========    =========    ===========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                    OPPENHEIMER
                                                                             GLOBAL SECURITIES FUND/VA
                                                                           -----------------------------
                                                                                2009           2008
                                                                           -------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   23,105     $   15,933
 Net realized gain (loss) on investments..................................     (172,435)        75,132
 Change in unrealized appreciation (depreciation) of investments..........      652,896       (953,106)
                                                                             ----------     ----------
 Net Increase (decrease) in net assets from operations....................      503,566       (862,041)
                                                                             ----------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      321,169        417,446
  Transfers between funds including guaranteed interest account, net......      (76,088)       (75,781)
  Transfers for contract benefits and terminations........................     (132,759)      (117,160)
  Contract maintenance charges............................................     (127,214)      (159,966)
                                                                             ----------     ----------
Net increase (decrease) in net assets from contractowners transactions....      (14,892)        64,539
                                                                             ----------     ----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --             --
                                                                             ----------     ----------
Increase (Decrease) in Net Assets.........................................      488,674       (797,502)
Net Assets -- Beginning of Period.........................................    1,287,229      2,084,731
                                                                             ----------     ----------
Net Assets -- End of Period...............................................   $1,775,903     $1,287,229
                                                                             ==========     ==========
 Units issued during the period...........................................       25,385         29,155
 Units redeemed during the period.........................................      (26,052)       (25,368)
                                                                             ----------     ----------
 Net units issued (redeemed) during period................................         (667)         3,787
                                                                             ==========     ==========



                                                                                                         THE UNIVERSAL
                                                                                                         INSTITUTIONAL
                                                                                                          FUNDS, INC.
                                                                                       PIMCO               EMERGING
                                                                              GLOBAL BOND (UNHEDGED)     MARKETS DEBT
                                                                           ----------------------------- -------------
                                                                                2009           2008           2009
                                                                           -------------- -------------- -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................   $   74,807     $   92,006    $    20,689
 Net realized gain (loss) on investments..................................      290,884        (22,099)       (70,884)
 Change in unrealized appreciation (depreciation) of investments..........       75,980       (132,550)       131,257
                                                                             ----------     ----------    -----------
 Net Increase (decrease) in net assets from operations....................      441,671        (62,643)        81,062
                                                                             ----------     ----------    -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................      400,132        472,361         95,733
  Transfers between funds including guaranteed interest account, net......     (196,869)       181,953        (45,177)
  Transfers for contract benefits and terminations........................     (170,229)      (183,870)      (219,241)
  Contract maintenance charges............................................     (250,322)      (245,039)       (10,658)
                                                                             ----------     ----------    -----------
Net increase (decrease) in net assets from contractowners transactions....     (217,288)       225,405       (179,343)
                                                                             ----------     ----------    -----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --         (2,176)            --
                                                                             ----------     ----------    -----------
Increase (Decrease) in Net Assets.........................................      224,383        160,586        (98,281)
Net Assets -- Beginning of Period.........................................    2,963,680      2,803,094        380,918
                                                                             ----------     ----------    -----------
Net Assets -- End of Period...............................................   $3,188,063     $2,963,680    $   282,637
                                                                             ==========     ==========    ===========
 Units issued during the period...........................................       34,616         60,760          8,145
 Units redeemed during the period.........................................      (49,079)       (47,888)       (18,166)
                                                                             ----------     ----------    -----------
 Net units issued (redeemed) during period................................      (14,463)        12,872        (10,021)
                                                                             ==========     ==========    ===========



                                                                           THE UNIVERSAL
                                                                            INSTITUTIONAL
                                                                            FUNDS, INC.
                                                                             EMERGING
                                                                            MARKETS DEBT
                                                                           -------------
                                                                                2008
                                                                           -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $    33,437
 Net realized gain (loss) on investments..................................       10,565
 Change in unrealized appreciation (depreciation) of investments..........     (111,366)
                                                                            -----------
 Net Increase (decrease) in net assets from operations....................      (67,364)
                                                                            -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................       34,141
  Transfers between funds including guaranteed interest account, net......      (46,207)
  Transfers for contract benefits and terminations........................      (19,504)
  Contract maintenance charges............................................      (11,582)
                                                                            -----------
Net increase (decrease) in net assets from contractowners transactions....      (43,152)
                                                                            -----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --
                                                                            -----------
Increase (Decrease) in Net Assets.........................................     (110,516)
Net Assets -- Beginning of Period.........................................      491,434
                                                                            -----------
Net Assets -- End of Period...............................................  $   380,918
                                                                            ===========
 Units issued during the period...........................................        4,424
 Units redeemed during the period.........................................       (6,682)
                                                                            -----------
 Net units issued (redeemed) during period................................       (2,258)
                                                                            ===========

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                           THE UNIVERSAL INSTITUTIONAL
                                                                                   FUNDS, INC.
                                                                               GLOBAL VALUE EQUITY
                                                                           ----------------------------
                                                                                2009          2008
                                                                           ------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $    30,887    $   38,766
 Net realized gain (loss) on investments..................................     (674,189)      103,553
 Change in unrealized appreciation (depreciation) of investments..........      689,573      (861,709)
                                                                            -----------    ----------
 Net Increase (decrease) in net assets from operations....................       46,271      (719,390)
                                                                            -----------    ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................       87,223       110,410
  Transfers between funds including guaranteed interest account, net......     (175,737)      119,045
  Transfers for contract benefits and terminations........................     (564,993)     (170,381)
  Contract maintenance charges............................................      (48,937)      (66,817)
                                                                            -----------    ----------
Net increase (decrease) in net assets from contractowners transactions....     (702,444)       (7,743)
                                                                            -----------    ----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --            --
                                                                            -----------    ----------
Increase (Decrease) in Net Assets.........................................     (656,173)     (727,133)
Net Assets -- Beginning of Period.........................................    1,169,310     1,896,443
                                                                            -----------    ----------
Net Assets -- End of Period...............................................  $   513,137    $1,169,310
                                                                            ===========    ==========
 Units issued during the period...........................................       14,386        49,452
 Units redeemed during the period.........................................      (90,736)      (45,900)
                                                                            -----------    ----------
 Net units issued (redeemed) during period................................      (76,350)        3,552
                                                                            ===========    ==========



                                                                                                         VAN ECK
                                                                                                        WORLDWIDE
                                                                               VAN ECK WORLDWIDE         EMERGING
                                                                                      BOND               MARKETS
                                                                           -------------------------- --------------
                                                                                2009         2008          2009
                                                                           ------------- ------------ --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $     7,827   $   5,235     $    2,521
 Net realized gain (loss) on investments..................................          334       4,644       (394,933)
 Change in unrealized appreciation (depreciation) of investments..........        3,868      (9,553)     1,600,582
                                                                            -----------   ---------     ----------
 Net Increase (decrease) in net assets from operations....................       12,029         326      1,208,170
                                                                            -----------   ---------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................        6,280      25,199         71,378
  Transfers between funds including guaranteed interest account, net......      (87,722)    133,813        296,709
  Transfers for contract benefits and terminations........................      (32,217)    (62,891)      (697,933)
  Contract maintenance charges............................................       (5,200)     (4,683)       (56,511)
                                                                            -----------   ---------     ----------
Net increase (decrease) in net assets from contractowners transactions....     (118,859)     91,438       (386,357)
                                                                            -----------   ---------     ----------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................           --          --             --
                                                                            -----------   ---------     ----------
Increase (Decrease) in Net Assets.........................................     (106,830)     91,764        821,813
Net Assets -- Beginning of Period.........................................      222,011     130,247      1,069,496
                                                                            -----------   ---------     ----------
Net Assets -- End of Period...............................................  $   115,181   $ 222,011     $1,891,309
                                                                            ===========   =========     ==========
 Units issued during the period...........................................          516      13,667         30,376
 Units redeemed during the period.........................................       (6,730)     (8,893)       (50,816)
                                                                            -----------   ---------     ----------
 Net units issued (redeemed) during period................................       (6,214)      4,774        (20,440)
                                                                            ===========   =========     ==========



                                                                               VAN ECK
                                                                              WORLDWIDE
                                                                           EMERGING MARKETS
                                                                           ----------------
                                                                                 2008
                                                                           ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................  $          --
 Net realized gain (loss) on investments..................................       (887,622)
 Change in unrealized appreciation (depreciation) of investments..........     (2,697,062)
                                                                            -------------
 Net Increase (decrease) in net assets from operations....................     (3,584,684)
                                                                            -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................        106,753
  Transfers between funds including guaranteed interest account, net......       (217,816)
  Transfers for contract benefits and terminations........................       (981,957)
  Contract maintenance charges............................................        (74,276)
                                                                            -------------
Net increase (decrease) in net assets from contractowners transactions....     (1,167,296)
                                                                            -------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................             --
                                                                            -------------
Increase (Decrease) in Net Assets.........................................     (4,751,980)
Net Assets -- Beginning of Period.........................................      5,821,476
                                                                            -------------
Net Assets -- End of Period...............................................  $   1,069,496
                                                                            =============
 Units issued during the period...........................................         31,386
 Units redeemed during the period.........................................       (141,376)
                                                                            -------------
 Net units issued (redeemed) during period................................       (109,990)
                                                                            =============

-------
The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                    VAN ECK WORLDWIDE
                                                                                       HARD ASSETS
                                                                             -------------------------------
                                                                                  2009             2008
                                                                             -------------   ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss).............................................    $      893       $   3,206
 Net realized gain (loss) on investments..................................      (159,807)         (3,037)
 Change in unrealized appreciation (depreciation) of investments..........       291,924        (483,238)
                                                                              ----------       ------------
 Net Increase (decrease) in net assets from operations....................       133,010        (483,069)
                                                                              ----------       ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners...................................       123,612          80,371
  Transfers between funds including guaranteed interest account, net......        61,630        (171,378)
  Transfers for contract benefits and terminations........................      (120,093)       (345,094)
  Contract maintenance charges............................................       (12,893)        (23,156)
                                                                              ----------       ------------
Net increase (decrease) in net assets from contractowners transactions....        52,256        (459,257)
                                                                              ----------       ------------
Net increase (decrease) in amount retained by MONY America in
 Variable Account L.......................................................            --              (5)
                                                                              ----------       ------------
Increase (Decrease) in Net Assets.........................................       185,266        (942,331)
Net Assets -- Beginning of Period.........................................       295,841       1,238,172
                                                                              ----------       ------------
Net Assets -- End of Period...............................................    $  481,107       $ 295,841
                                                                              ==========       ============
 Units issued during the period...........................................         7,758          12,043
 Units redeemed during the period.........................................        (7,387)        (26,447)
                                                                              ----------       ------------
 Net units issued (redeemed) during period................................           371         (14,404)
                                                                              ==========       ============

-----------------
(a) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009. (See Note 6)

(b) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009. (See Note 6)

(c) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009. (See Note 6)

(d) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009. (See Note 6)

(e) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009. (See Note 6)

(f) Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18, 2009. (See Note 6)

(g)  Units were made available for sale on September 18, 2009.

(h) EQ/Core Bond Index replaced EQ/Bond Index due to a fund merger on September 25, 2009. (See Note 6)

(i) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009. (See Note 6)

(j) EQ/Intermediate Government Bond Index replaced EQ/Government Securities due to a fund merger on September 25, 2009. (See Note 6)

(k) EQ/Quality Bond PLUS replaced EQ/Caywood Scholl High Yield Bond due to a fund merger on September 25, 2009. (See Note 6)


The accompanying notes are an integral part of these financial statements.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS

December 31, 2009


1.  Organization and Business

    MONY America Variable Account L (the "Variable Account") is a separate investment account established on February 19, 1985, by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona. On July 8, 2004 AXA Financial, Inc. ("AXA Financial") completed its acquisition of The MONY Group, Inc. ("MONY Group", the ultimate parent of MONY Life Insurance Company ("MONY") and MONY America), upon which MONY America became a wholly-owned subsidiary of AXA Financial.

    The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used to support Flexible Premium Variable Life Policies, which include MONY Variable Life (Strategist), MONY Corporate Sponsored Variable Universal Life (CSVUL), Variable Universal Life (MONY Equity Master, MONY Custom Master, MONY Custom Estate Master, MONY Variable Universal Life and Incentive LifeSM Legacy), and Survivorship Variable Universal Life (collectively the "Variable Life Policies"). These policies are issued by MONY America, which is a wholly- owned subsidiary of MONY.

    There are eighty-six MONY America Variable Life subaccounts within the Variable Account, and each invests in only a corresponding portfolio of AIM Variable Insurance Funds, AXA Premier VIP Trust ("VIP"), Dreyfus Stock Index Fund, Inc., EQ Advisors Trust ("EQAT"), Fidelity Variable Insurance Products
    (VIP), Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS(R) Variable Insurance Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, The Universal Institutional Funds, Inc., or Van Eck Worldwide Insurance Trust, collectively (the "Funds"). The Funds are registered under the 1940 Act as open-end, management investment companies.

    Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from those of MONY America. The assets of the Variable Account are the property of MONY America. However, the portion of the Variable Account's assets attributable to the Variable Life Policies will not be charged with liabilities arising out of other business MONY America may conduct.

    The Variable Account consists of the following separate variable investment options:

    AIM Variable Insurance Funds
    ----------------------------
    o AIM V.I. Financial Services
    o AIM V.I. Global Health Care
     o AIM V.I. Technology

    AXA Premier VIP Trust*
    ----------------------
    o AXA Aggressive Allocation
    o AXA Balanced Strategy
    o AXA Conservative Allocation
    o AXA Conservative Growth Strategy
    o AXA Conservative-Plus Allocation
    o AXA Conservative Strategy
    o AXA Growth Strategy
    o AXA Moderate Allocation
    o AXA Moderate Growth Strategy
    o AXA Moderate-Plus Allocation
    o Multimanager Aggressive Equity
    o Multimanager Core Bond
    o Multimanager International Equity
    o Multimanager Large Cap Core Equity
    o Multimanager Large Cap Growth
    o Multimanager Large Cap Value
    o Multimanager Mid Cap Growth
    o Multimanager Mid Cap Value
    o Multimanager Multi-Sector Bond(1)
    o Multimanager Small Cap Growth
    o Multimanager Small Cap Value
    o Multimanager Technology

    Dreyfus Stock Index Fund, Inc.
    ------------------------------
    o Dreyfus Stock Index Fund, Inc.

    EQ Advisors Trust*
    ------------------
    o All Asset Allocation
    o EQ/AllianceBernstein International
    o EQ/AllianceBernstein Small Cap Growth
    o EQ/BlackRock Basic Value Equity
    o EQ/BlackRock International Value
    o EQ/Boston Advisors Equity Income
    o EQ/Calvert Socially Responsible
    o EQ/Capital Guardian Growth
    o EQ/Capital Guardian Research
    o EQ/Common Stock Index(2)
    o EQ/Core Bond Index(3)
    o EQ/Equity 500 Index
    o EQ/Equity Growth PLUS(4)
    o EQ/Evergreen Omega
    o EQ/GAMCO Mergers and Acquisitions
    o EQ/GAMCO Small Company Value
    o EQ/Global Bond PLUS(5)
    o EQ/Global Multi-Sector Equity(6)
    o EQ/Intermediate Government Bond Index(7)
    o EQ/International Core PLUS
    o EQ/International Growth
    o EQ/JPMorgan Value Opportunities
    o EQ/Large Cap Core PLUS

    ----------------------
    * An affiliate of AXA Equitable Insurance Company provides advisory services to one or more portfolios of this Trust.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


1.  Organization and Business (Continued)

     o EQ/Large Cap Growth Index
     o EQ/Large Cap Growth PLUS
     o EQ/Large Cap Value Index
     o EQ/Large Cap Value PLUS
     o EQ/Lord Abbett Growth and Income
     o EQ/Lord Abbett Large Cap Core
     o EQ/Mid Cap Index
     o EQ/Mid Cap Value PLUS
     o EQ/Money Market
     o EQ/Montag & Caldwell Growth
     o EQ/PIMCO Ultra Short Bond(8)
     o EQ/Quality Bond PLUS
     o EQ/Small Company Index
     o EQ/T. Rowe Price Growth Stock
     o EQ/UBS Growth and Income
     o EQ/Van Kampen Comstock
     o EQ/Van Kampen Mid Cap Growth

    Fidelity Variable Insurance Products
    ------------------------------------
     o Fidelity VIP Asset Manager
     o Fidelity VIP Contrafund(R)
     o Fidelity VIP Growth and Income

    Franklin Templeton Variable Insurance Products Trust
    ----------------------------------------------------
     o Franklin Income Securities
     o Franklin Rising Dividends Securities
     o Franklin Zero Coupon 2010

    Janus Aspen Series
    ------------------
     o Janus Aspen Series Balanced
     o Janus Aspen Series Enterprise(9)
     o Janus Aspen Series Forty
     o Janus Aspen Series Mid Cap Value
     o Janus Aspen Series Overseas(10)
     o Janus Aspen Series Worldwide(11)

    MFS(R) Variable Insurance Trust
    -------------------------------
    o MFS(R) Utilities Series

    Oppenheimer Variable Account Funds
    ----------------------------------
    o Oppenheimer Global Securities Fund/VA

    PIMCO Variable Insurance Trust
    ------------------------------
    o PIMCO Global Bond (Unhedged)

    The Universal Institutional Funds, Inc.
    ---------------------------------------
    o The Universal Institutional Funds, Inc. Emerging Markets Debt
    o The Universal Institutional Funds, Inc. Global Value Equity

    Van Eck Worldwide Insurance Trust
    ---------------------------------
    o Van Eck Worldwide Bond
    o Van Eck Worldwide Emerging Markets
    o Van Eck Worldwide Hard Assets

    ----------
     (1) Formerly known as Multimanager High Yield
     (2) Formerly known as EQ/AllianceBernstein Common Stock
     (3) Formerly known as EQ/JPMorgan Core Bond
     (4) Fund was renamed twice this year. EQ/Marsico Focus was former name, until 05/01/09 when name changed to EQ/Focus PLUS. On 09/18/09 the second change resulted in the current name.
     (5) Formerly known as EQ/Evergreen International Bond
     (6) Formerly known as EQ/Van Kampen Emerging Markets Equity
     (7) Formerly known as EQ/AllianceBernstein Intermediate Government
         Securities
     (8) Formerly known as EQ/PIMCO Real Return
     (9) Formerly known as Janus Aspen Series Mid Cap Growth
    (10) Formerly known as Janus Aspen Series International Growth
    (11) Formerly known as Janus Aspen Series Worldwide Growth

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


1.  Organization and Business (Concluded)

    The amount retained by MONY America in the Variable Account arises principally from (1) contributions from MONY America, (2) mortality and expense charges and administrative charges accumulated in the Variable Account, and (3) that portion, determined ratably, of the Variable Account's investment results applicable to those assets in the Variable Account in excess of the net assets, attributable to accumulation of units. Amounts retained by MONY America are not subject to charges for mortality and expense charges and administrative charges. Amounts retained by MONY America in the Variable Account may be transferred at any time by MONY America to its General Account.

    Each of the variable investment options of the Variable Account bears indirectly exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Funds, which are distributed by MONY America to the Contractowners.

    In the normal course of business, the variable investment options of the Account enter into contracts that may include agreements to indemnify another party under given circumstances. The variable investment options' maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the variable investment options of the Account.


2.  Significant Accounting Policies

    The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
    (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Effective April 1, 2009, as further described in Note 3 of the financial statements, the Variable Account implemented the new guidance related to Fair Value Measurements and Disclosures. This modification retains the "exit price" objective of fair value measurement and provides additional guidance for estimating fair value when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This guidance also references guidance on distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Implementation of the revised guidance did not have an impact on the net assets of the Account.

    Investments:

    The investment in shares of each of the respective Funds is stated at value, which is the net asset value of the respective portfolio, as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the EQ/Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value.

    Due to and Due From:

    Amounts due to/from MONY America and amounts due to/from respective funds generally represent premiums, surrenders and death benefits, as well as amounts transferred among the various funds by Contractowners.

    Investment Transactions and Investment Income:

    Investments in the Funds are recorded on the trade date. Dividend income and net realized gain distributions are recorded on the ex-dividend date. Dividends and distributions received are reinvested in additional shares of the Funds. Realized gains and losses include: (1) gains and losses on the redemptions of investments in the Funds (determined on the identified cost basis) and (2) distributions representing the net realized gains on investments transactions.

    Contract Payments and Transfers:

    Payments received from Contractowners represent Contractowner contributions under the Variable Life Policies (but exclude amounts allocated to the Guaranteed Interest Account with Market Value Adjustment, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes.

    Transfers between funds including the Guaranteed Interest Account with Market Value Adjustment, net, are amounts that Contractowners have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account. The net assets of any variable investment option may not be less than the aggregate value of the Contractowner accounts allocated to that variable investment

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


2.  Significant Accounting Policies (Concluded)

    option. MONY America is required by state insurance law to set aside additional assets in MONY America's General Account to provide for other policy benefits. MONY America's General Account is subject to creditor rights.

    Transfers for contract benefits and terminations are payments to Contractowners and beneficiaries made under the terms of the Variable Life Policies, and amounts that Contractowners have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations. Included in contract maintenance charges are administrative charges and cost of insurance charges, if applicable.

    Taxes:

    The operations of the Variable Account are included in the federal income tax return of MONY America, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income, or realized and unrealized capital gains, is currently applicable to the Variable Life Policies participating in the Variable Account by reasons of applicable provisions of the Internal Revenue Code, and no federal income tax payable by MONY America is expected to affect the unit values of Variable Life Policies participating in the Variable Account. Accordingly, no provision for income taxes is required. However, MONY America retains the right to charge for any federal income tax, which is attributable to the Variable Account, if the law is changed.


3.  Fair Value Disclosures:

    Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

    Level 1 -- Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

    Level 2 -- Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

    Level 3 -- Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

    All investment and receivable assets of each variable investment option of the Variable Account are classified as Level 1. As described in Note 1 to the financial statements, the Variable Account invests in open-ended mutual funds, available to Contractowners of variable insurance policies. The variable investment options may, without restriction, transact at the daily Net Asset Value(s) (NAV) of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

    As of December 31, 2009, the Variable Account did not hold any investments with significant unobservable inputs (Level 3).


4.  Related Party Transactions

    Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

    The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the total amount under the policy in each subaccount ("fund value") to compensate MONY America. MONY America may impose a surrender charge when the Contractowners request a full or partial surrender. These deductions are treated as Contractowner redemptions by the Variable Account.

    Investment Manager and Advisors:

    The Variable Account assets of each variable investment option are invested in shares of the corresponding mutual fund portfolios of the EQAT and VIP Trusts. Shares are offered by the trust at net asset value. Shares which the variable investment options are invested are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


4.  Related Party Transactions (Concluded)

    B shares") is subject to distribution fees imposed under a distribution plan (here in, the "Rule 12b-1") adopted by EQAT and VIP Trusts. Rule 12b-1 provides that the EQAT and VIP Trusts, on behalf of each variable portfolio may charge a maximum annual distribution and/or service 12b-1 fee of 0.50% of the average daily net assets of the portfolio attributable to its Class B shares in respect to the activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by each Trust's Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. These fees are reflected in the net asset value of the shares of the Trusts and the total returns of the investment options, but are not included in the expense or expense ratios of the investment options.

    AXA Equitable Life Insurance Company ("AXA Equitable"), a subsidiary of AXA Financial, serves as investment manager of portfolios of EQAT and VIP. Investment managers either oversee the activities of the investment advisors with respect to EQAT and VIP, and are responsible for retaining and discontinuing the service of those advisors, or directly managing the portfolios. Fees generally vary depending on net asset levels of individual portfolios, and range, for EQAT and VIP, from a low of 0.07% to a high of 1.19% of the average daily net assets of the portfolios of EQAT and VIP. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the portfolios, including the fees of the advisors of each portfolio. In Addition, AXA Advisors, LLC, ("AXA Advisors") and AXA Distributors, LLC ("Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

    AllianceBernstein L.P. (formerly Alliance Capital Management L.P. ("AllianceBernstein")) serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/Alliance Portfolios; EQ/Common Stock Index, EQ/Large Cap Value PLUS, EQ/Equity 500 Index, and EQ/Small Company Index, as well as a portion of Multimanager Aggressive Equity, Multimanager International Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Growth, Multimanager Large Cap Value, Multimanager Mid Cap Growth, Multimanager Technology. AllianceBernstein is a limited partnership, which is indirectly majority-owned by AXA Equitable and AXA Financial.

    Contract Distribution and Principal Underwriter:

    AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") are distributors and principal underwriters of the Variable Life Policies and the Variable Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority ("FINRA").

    The Variable Life Policies are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network"), or its subsidiaries (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Variable Life Policies are also sold through licensed insurance agents (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and are members of the FINRA) that have entered into selling agreements with AXA Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed agents of AXA Equitable, and are registered representatives of the broker-dealers under contracts with AXA Distributors.


5.  Purchases and Sales of Investments

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:


                                            Cost of Shares      Proceeds from
                                               Acquired        Shares Redeemed
                                           ----------------   ----------------
AIM V.I. Financial Services.............      $    52,049        $    27,122
AIM V.I. Global Health Care.............          139,607            127,537
AIM V.I. Technology.....................           73,617             21,103
All Asset Allocation....................       11,214,054         15,386,132
AXA Aggressive Allocation...............        5,764,384            435,955
AXA Balanced Strategy...................          249,705                 86
AXA Conservative Allocation.............        1,717,790            514,656
AXA Conservative Growth Strategy........           30,351                 76
AXA Conservative Strategy...............           59,093                 93
AXA Conservative-Plus Allocation........        2,167,578            199,482
AXA Growth Strategy.....................          303,674              1,687

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


5.  Purchases and Sales of Investments (Continued)


                                                 Cost of Shares     Proceeds from
                                                    Acquired       Shares Redeemed
                                                ---------------   ----------------
AXA Moderate Allocation......................     $11,349,037        $   920,133
AXA Moderate Growth Strategy.................         684,543             35,513
AXA Moderate-Plus Allocation.................      18,751,813            915,414
Dreyfus Stock Index Fund, Inc................       5,058,033          7,339,102
EQ/AllianceBernstein International...........         776,452          1,636,310
EQ/AllianceBernstein Small Cap Growth........         459,033            242,880
EQ/BlackRock Basic Value Equity..............         672,063            183,736
EQ/BlackRock International Value.............         480,585          2,181,249
EQ/Boston Advisors Equity Income.............       2,044,304          4,542,542
EQ/Calvert Socially Responsible..............         246,968            283,433
EQ/Capital Guardian Growth...................          69,691             50,444
EQ/Capital Guardian Research.................         694,357            530,126
EQ/Common Stock Index........................         944,171            148,526
EQ/Core Bond Index...........................      34,064,139          5,805,970
EQ/Equity 500 Index..........................         640,947             89,895
EQ/Equity Growth PLUS........................       1,659,373          2,032,802
EQ/Evergreen Omega...........................         189,581             29,134
EQ/GAMCO Mergers and Acquisitions............          70,248             12,903
EQ/GAMCO Small Company Value.................       8,292,158         14,606,212
EQ/Global Bond PLUS..........................         341,832             91,625
EQ/Global Multi-Sector Equity................       1,270,594            290,752
EQ/Intermediate Government Bond Index........       9,003,291            563,353
EQ/International Core PLUS...................         288,335             25,518
EQ/International Growth......................       2,648,097          3,809,876
EQ/JPMorgan Value Opportunities..............         100,241              9,896
EQ/Large Cap Core PLUS.......................          34,114             20,740
EQ/Large Cap Growth Index....................         235,744             16,001
EQ/Large Cap Growth PLUS.....................         140,394             42,932
EQ/Large Cap Value Index.....................          99,250              4,721
EQ/Large Cap Value PLUS......................       1,166,946          1,626,507
EQ/Lord Abbett Growth and Income.............       1,377,310          1,350,558
EQ/Lord Abbett Large Cap Core................         157,584             20,705
EQ/Mid Cap Index.............................         866,570            519,575
EQ/Mid Cap Value PLUS........................      16,089,050          1,277,834
EQ/Money Market..............................      19,063,381         42,675,351
EQ/Montag & Caldwell Growth..................       9,603,881         10,813,482
EQ/PIMCO Ultra Short Bond....................       3,819,013          2,945,134
EQ/Quality Bond PLUS.........................      10,940,245            720,766
EQ/Small Company Index.......................       2,574,364          1,458,360
EQ/T. Rowe Price Growth Stock................       5,001,758          9,530,621
EQ/UBS Growth and Income.....................       2,381,616          2,970,498
EQ/Van Kampen Comstock.......................          64,213              3,983
EQ/Van Kampen Mid Cap Growth.................       1,576,721          2,281,700
Fidelity VIP Asset Manager...................          46,000              9,762
Fidelity VIP Contrafund(R)...................       3,881,931         12,569,488
Fidelity VIP Growth and Income...............          47,344            147,741
Franklin Income Securities...................       1,621,329          2,296,702
Franklin Rising Dividends Securities.........         115,665            108,781
Franklin Zero Coupon 2010....................          25,493             29,766
Janus Aspen Series Balanced..................       2,549,606          2,152,251
Janus Aspen Series Enterprise................       1,450,222          2,607,937
Janus Aspen Series Forty.....................       2,456,016          4,757,072
Janus Aspen Series Mid Cap Value.............         136,106            266,899
Janus Aspen Series Overseas..................       1,263,889          2,002,419

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


5. Purchases and Sales of Investments (Concluded)


                                                                         Cost of Shares     Proceeds from
                                                                            Acquired       Shares Redeemed
                                                                        ---------------   ----------------
Janus Aspen Series Worldwide.........................................      $1,989,242        $2,408,474
MFS(R) Utilities Series..............................................         405,042           417,214
Multimanager Aggressive Equity.......................................         446,769            27,389
Multimanager Core Bond...............................................         783,026         3,279,443
Multimanager International Equity....................................         283,454             6,042
Multimanager Large Cap Core Equity...................................          45,143            14,642
Multimanager Large Cap Growth........................................         152,805            17,685
Multimanager Large Cap Value.........................................         410,456         1,971,158
Multimanager Mid Cap Growth..........................................          91,108            38,523
Multimanager Mid Cap Value...........................................         187,479           108,729
Multimanager Multi-Sector Bond.......................................         574,214           411,160
Multimanager Small Cap Growth........................................       1,732,456         2,375,413
Multimanager Small Cap Value.........................................         144,125            10,264
Multimanager Technology..............................................         223,802            26,828
Oppenheimer Global Securities Fund/VA................................         409,824           370,288
PIMCO Global Bond (Unhedged).........................................         935,402           800,899
The Universal Institutional Funds, Inc. Emerging Markets Debt........         177,073           335,727
The Universal Institutional Funds, Inc. Global Value Equity..........         170,428           841,989
Van Eck Worldwide Bond...............................................          16,935           127,967
Van Eck Worldwide Emerging Markets...................................         482,073           763,999
Van Eck Worldwide Hard Assets........................................         288,455           233,534

6.  Reorganizations

    In 2009, several fund reorganizations were made within EQ Advisors Trust, and corresponding reorganizations were made within the Variable Investment Options of the Account. In these reorganizations, certain portfolios of EQ Advisors Trust (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for interests in certain other portfolios of EQ Advisors Trust (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were merged with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). Contractholders of the Removed Investment Options received interests in the Surviving Investment Options with a value equivalent to the value they held in the Removed Investment Options immediately prior to the reorganization.

--------------------------------------------------------------------------------------
 September 11, 2009         Removed Portfolio                Surviving Portfolio
--------------------------------------------------------------------------------------
                            EQ/Ariel Appreciation II         EQ/Mid Cap Value PLUS
--------------------------------------------------------------------------------------
Shares - Class B                7,996
Value - Class B            $     9.40
Net Assets Before Merger   $   75,138
Net Assets After Merger    $       --
                           EQ/Lord Abbett Mid Cap Value
Shares - Class A              829,795
Value - Class A            $     7.92
Shares - Class B               35,942
Value - Class B            $     7.93
Net Assets Before Merger   $6,855,423
Net Assets After Merger    $       --
                           EQ/Van Kampen Real Estate
Shares - Class A              773,946                         1,380,090
Value - Class A            $     5.48                       $      7.83
Shares - Class B               74,389                           164,869
Value - Class B            $     5.48                       $      7.74
Net Assets Before Merger   $4,647,161                       $   508,419
Net Assets After Merger    $       --                       $12,086,141
--------------------------------------------------------------------------------------

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


6.  Reorganizations (Continued)


------------------------------------------------------------------------------------------------
September 11, 2009         Removed Portfolio                      Surviving Portfolio
------------------------------------------------------------------------------------------------
                           EQ/AXA Rosenberg Value
                           Long/Short Equity                      EQ/PIMCO Ultra Short Bond
------------------------------------------------------------------------------------------------
Shares - Class B                4,054
Value - Class B            $     8.60
Net Assets Before Merger   $   34,863
Net Assets After Merger    $       --
                           EQ/Short Duration Bond
Shares - Class A               47,022                                 165,609
Value - Class A            $     9.12                             $      9.95
Shares - Class B               24,453                                 289,264
Value - Class B            $     9.13                             $      9.95
Net Assets Before Merger   $  651,952                             $ 3,839,148
Net Assets After Merger    $       --                             $ 4,525,963
------------------------------------------------------------------------------------------------
                                                                  Multimanager Aggressive
September 18, 2009         Multimanager Health Care               Equity
------------------------------------------------------------------------------------------------
Shares - Class B               38,024                                  23,372
Value - Class B            $     9.02                             $     21.67
Net Assets Before Merger   $  343,049                             $   163,393
Net Assets After Merger    $       --                             $   506,442
------------------------------------------------------------------------------------------------
September 25, 2009         EQ/Caywood Scholl High Yield Bond      EQ/Quality Bond PLUS
------------------------------------------------------------------------------------------------
Shares - Class B            2,501,391                               1,139,303
Value - Class B            $     3.99                             $      9.19
Net Assets Before Merger   $9,992,021                             $   474,932
Net Assets After Merger    $       --                             $10,466,953
------------------------------------------------------------------------------------------------
                                                                  EQ/Intermediate Government
September 25, 2009         EQ/Government Securities               Bond Index
------------------------------------------------------------------------------------------------
Shares - Class A              756,495                                 837,608
Value - Class A            $    10.81                             $      9.76
Net Assets Before Merger   $8,173,956                             $        --
Net Assets After Merger    $       --                             $ 8,173,956
------------------------------------------------------------------------------------------------

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


6.  Reorganizations (Concluded)


-------------------------------------------------------------------------
September 25, 2009         Removed Portfolio      Surviving Portfolio
-------------------------------------------------------------------------
                           EQ/Long Term Bond      EQ/Core Bond Index
-------------------------------------------------------------------------
Shares - Class A               656,660
Value - Class A            $     12.74
Shares - Class B                22,034
Value - Class B            $     12.74
Net Assets Before Merger   $ 8,646,016
Net Assets After Merger    $        --
                           EQ/Bond Index
Shares - Class A             1,363,679              3,206,054
Value - Class A            $     10.44            $      9.62
Shares - Class B                    --                120,822
Value - Class B            $        --            $      9.62
Net Assets Before Merger   $14,242,177            $ 9,132,207
Net Assets After Merger    $         -            $32,020,400
-------------------------------------------------------------------------

7.  Financial Highlights

    The Variable Life Policies have unique combinations of features and fees that are charged against the Contractowner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

    Financial highlights for the years ended December 31, 2009, 2008, 2007, 2006 and 2005 are presented respectively in the same table. Upon the adoption of the provisions of AICPA Statement of Position 03-5 Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies for the year ended December 31, 2003, which requires the disclosure of ranges for certain financial highlight information, the range of expense ratios was presented only for those product designs that had units outstanding during the year. For the year ended December 31, 2005 and going forward, the range of expense ratios is presented across all product designs offered within each subaccount. Therefore, the expense ratios presented in the financial highlights may include product designs that did not have units outstanding during the year, but were available to Contractowners within each subaccount.

    The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Variable Account, unit values may fall outside of the ranges presented in the financial highlights.

    Contractowner Charges:

    There are optional insurance benefit charges, in addition to the charges below, which are determined in accordance with the specific terms of the relevant rider, if such options are elected.

    The charges below are the current annual charges deducted from the net assets of the subaccounts, or from the fund value. Higher charges may be permitted under the terms of the various policies.

    Mortality & Expense Risk Charge: This charge is deducted daily from the net assets of the subaccounts, and ranges from a low of 0% to a high of 0.75%. The Incentive Life Legacy and MONY Corporate Sponsored Variable Universal Life are deducted from the fund value.

    Monthly per $1,000 Specified Amount Charge: This charge is deducted over a number of years from the fund value, depending upon the provisions of the Variable Life Policies. Generally, this charge grades to zero based on a schedule, as defined in the Variable Life Policies, and is a percentage or dollar value of the Specified Amount. This charge varies based on a number of factors, including issue age, gender and risk class.

    Administrative Charge: The charge is deducted monthly from the fund value, based on a specific amount of the policy. The charge ranges from a low of $5 to a high of $31.50.

    Cost of Insurance: The cost of insurance charge is a monthly deduction, which is deducted from fund value. The charge is calculated by multiplying the cost of insurance rate by the net amount at risk at the beginning of the policy month. The charge varies by gender, age, policy duration and underwriting class.

    Transfer Charge: MONY America does not currently assess this charge, but reserves the right to impose a transfer charge for each transfer requested by the Contractowner.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


7.  Financial Highlights (Continued)

Partial Surrender Charge: This charge is assessed when a Contractowner surrenders a portion of their policy's cash value. The charge is deducted from the fund value, and ranges from a low of $10 to a high of $25.

Surrender Charge: The surrender charge is assessed upon full policy surrender. Generally, the charge is based on a factor per $1,000 of the initial specified amount (or increases in the specified amount), and varies by issue age, gender and risk class.

Medical Underwriting Charge: The charge is a flat fee of $5, and deducted monthly from fund value for the three policy years on policies that were issued on a medically underwritten basis.

Guaranteed Issue Charge: This charge is applicable only to Corporate Sponsored Variable Universal Life Contractowners. The charge is a flat fee of $3, and deducted monthly from fund value for the three policy years on policies that were issued on a guaranteed issue basis.

Reinstatement Fee: This charge is applicable only to Corporate Sponsored Variable Universal Life Contractowners, and is deducted at the time the policy is reinstated. The charge is $150.

Loan interest rate spread: It is assessed each policy anniversary after the loan is taken, or upon death, surrender or lapse, if earlier. The amount of the charges will vary from a low of 0% to a high of 0.75% depending on the policy year.

Illustration Projection Report Charge: This charge may be deducted upon notification of a report request after the first policy anniversary, which will project future benefits and values under the policy. The charge ranges from a low of $0 to a high of $25.


                                                                                    At December 31,
                                                        ------------------------------------------------------------------------
                                                                                         Units
                                                                                      Outstanding
                                                        ------------------------------------------------------------------------
                                                            2009           2008           2007           2006           2005
                                                        ------------   ------------   ------------   ------------   ------------
AIM V.I. Financial Services............................     29,976         25,596         25,386         24,344         24,885
AIM V.I. Global Health Care............................     50,853         50,599         57,410         57,268         56,716
AIM V.I. Technology....................................     19,650         12,600         17,425         16,469         16,815
All Asset Allocation (e)...............................  3,853,803      4,220,622      4,557,493      4,911,337      5,284,500
AXA Aggressive Allocation (r)..........................    173,559        110,148         47,874          1,604             --
AXA Balanced Strategy (ay).............................      2,439             --             --             --             --
AXA Conservative Allocation(r).........................     56,245         30,961          1,251              7             --
AXA Conservative Growth Strategy (ay)..................        296             --             --             --             --
AXA Conservative Strategy (ay).........................        571             --             --             --             --
AXA Conservative-Plus Allocation (r)...................     89,606         32,872         12,493             54             --
AXA Growth Strategy (ay)...............................      2,943             --             --             --             --
AXA Moderate Allocation (r)............................    425,025        253,104         74,700          1,805             --
AXA Moderate Growth Strategy (ay)......................      6,335             --             --             --             --
AXA Moderate-Plus Allocation (r).......................    702,241        479,102        176,828          4,162             --
Dreyfus Stock Index Fund, Inc..........................  2,947,295      3,395,551      4,239,431      5,170,800      4,991,017
EQ/AllianceBernstein International (p) (r).............    121,221        311,841        196,408        434,580             --
EQ/AllianceBernstein Small Cap Growth (r) (w)..........     56,375         54,133         55,464             50             --
EQ/BlackRock Basic Value Equity (r) (ad)...............     67,562         64,235         56,733             50             --
EQ/BlackRock International Value (j) (r)...............    238,704        406,057        592,484        631,868             --
EQ/Boston Advisors Equity Income (a) (ae)..............  1,193,049      1,428,805      2,046,743        816,030        793,136
EQ/Calvert Socially Responsible (c) (i)................    206,593        214,648        222,571        221,898         25,267
EQ/Capital Guardian Growth (r) (af)....................     22,469         25,897        580,146            236             --
EQ/Capital Guardian Research (d) (t) (ag) (ah).........    380,013        367,531        438,622        180,664        186,997
EQ/Common Stock Index (r) (v)..........................     37,851         31,699         30,314            594             --
EQ/Core Bond Index (n) (r) (aj) (ak) (az) (ba).........  2,765,053        675,319      2,395,611      1,045,020             --
EQ/Equity 500 Index (r)................................     26,585         19,703          7,835            330             --
EQ/Equity Growth PLUS (b) (f)..........................    794,475        886,553        957,530      1,050,337      1,088,339
EQ/Evergreen Omega (r).................................      2,297            657            238              1             --
EQ/GAMCO Mergers and Acquisitions......................      2,555          2,076          1,448            167             --
EQ/GAMCO Small Company Value...........................  1,872,176      2,103,985      2,332,537      2,561,256      2,734,826
EQ/Global Bond PLUS ( r)...............................      6,262          4,191            868             96             --
EQ/Global Multi-Sector Equity (r) (q)..................     61,334         55,479         48,048         43,675             --
EQ/Intermediate Government Bond Index (aq) (bb)........    545,599          1,935            614             --             --
EQ/International Core PLUS (r).........................      4,307          1,988            615             15             --

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


7.  Financial Highlights (Continued)


                                                                                 At December 31,
                                                       --------------------------------------------------------------------
                                                                                      Units
                                                                                   Outstanding
                                                       --------------------------------------------------------------------
                                                           2009          2008          2007          2006          2005
                                                       -----------   -----------   -----------   -----------   ------------
EQ/International Growth...............................  1,036,589     1,155,158     1,259,597     1,270,605     1,214,713
EQ/JPMorgan Value Opportunities (r)...................      1,936         1,232           393            15            --
EQ/Large Cap Core PLUS (r)............................        572           431           123             6            --
EQ/Large Cap Growth Index (r).........................      7,362         3,981         1,151            21            --
EQ/Large Cap Growth PLUS (r)..........................      2,398         1,780           640            34            --
EQ/Large Cap Value Index (r)..........................      3,603         1,861           710            88            --
EQ/Large Cap Value PLUS (r) (x) (ac)..................    427,092       496,854       691,063           616            --
EQ/Lord Abbett Growth and Income (l) (r)..............    485,434       492,785       508,655       494,366            --
EQ/Lord Abbett Large Cap Core (r).....................      2,253           857           252            13            --
EQ/Mid Cap Index (m) (r) (ai).........................    202,727       201,024       199,167       172,176            --
EQ/Mid Cap Value PLUS ( r) (as) (at) (au).............    965,418         2,679         1,590           162            --
EQ/Money Market (g) (o)...............................  1,801,160     3,915,407     4,660,253     5,079,812     3,862,670
EQ/Montag & Caldwell Growth (h).......................  4,523,992     4,583,153     4,939,826     5,252,258     5,534,304
EQ/PIMCO Ultra Short Bond (av) (aw)...................    358,570       351,371       309,572       673,529     1,398,700
EQ/Quality Bond PLUS ( r) (bc)........................    495,872         3,649           808            25            --
EQ/Small Company Index (r) (al).......................    590,202       353,160       562,134           193            --
EQ/T. Rowe Price Growth Stock (s).....................  2,513,219     2,912,759     2,872,427     3,151,474     3,551,201
EQ/UBS Growth and Income..............................  1,372,538     1,457,557     1,578,496     1,671,667     1,750,657
EQ/Van Kampen Comstock (r)............................      1,990         1,251           501            56            --
EQ/Van Kampen Mid Cap Growth (r) (y) (am).............    635,250       714,513       796,240            11            --
Fidelity VIP Asset Manager............................      7,809         4,295        14,985        12,798        15,149
Fidelity VIP Contrafund(R) (aa) (ab)..................  1,811,655     2,598,682     2,888,470     2,328,768     2,355,687
Fidelity VIP Growth and Income........................     35,765        49,124       146,987        97,655       110,223
Franklin Income Securities (an) (ao) (ap).............    485,583       629,033       868,311        91,299        81,801
Franklin Rising Dividends Securities..................     41,207        41,255        39,654        40,481        31,384
Franklin Zero Coupon 2010.............................      9,827        10,542         9,493         9,020         7,726
Janus Aspen Series Balanced...........................    571,900       579,791       625,165       645,782       654,547
Janus Aspen Series Enterprise.........................  1,467,413     1,645,010     1,776,494     2,083,663     2,224,752
Janus Aspen Series Forty..............................  1,509,543     1,768,231     1,929,057     2,127,930     2,185,203
Janus Aspen Series Mid Cap Value......................     89,627       103,502       208,859       153,489       170,022
Janus Aspen Series Overseas...........................    336,722       389,552       555,876       651,565       625,261
Janus Aspen Series Worldwide..........................  1,475,788     1,561,988     1,673,999     1,740,735     1,851,821
MFS(R) Utilities Series...............................     61,756        66,328        80,073        80,528        68,386
Multimanager Aggressive Equity ( r) (ax)..............      7,531         1,387           418            81            --
Multimanager Core Bond (r)............................    622,186       900,691         1,527           178            --
Multimanager International Equity (r).................      4,615         2,823           950            34            --
Multimanager Large Cap Core Equity (r)................        733           483           250            25            --
Multimanager Large Cap Growth (r).....................      3,955         2,512         1,096            59            --
Multimanager Large Cap Value (r)......................    532,550       810,414         1,658           206            --
Multimanager Mid Cap Growth (r).......................      1,628         1,192           505            27            --
Multimanager Mid Cap Value (r)........................      3,619         2,942           798           103            --
Multimanager Multi-Sector Bond (k) ( r)...............     95,782       102,664        98,629        94,562            --
Multimanager Small Cap Growth (u).....................    854,760       924,600     1,027,039     1,096,115     1,135,402
Multimanager Small Cap Value (r)......................      1,800           899           490            16            --
Multimanager Technology (r)...........................      3,790         2,416           790            24            --
Oppenheimer Global Securities Fund/VA.................    101,692       102,359        98,572        94,092        77,121
PIMCO Global Bond (Unhedged)..........................    176,156       190,619       177,748       173,114       158,504
The Universal Institutional Funds, Inc. Emerging
Markets Debt..........................................     13,275        23,296        25,554        25,575        27,550
The Universal Institutional Funds, Inc. Global Value
Equity................................................     44,657       121,007       117,454       113,258       115,994
Van Eck Worldwide Bond................................      5,960        12,174         7,400        18,401        40,113
Van Eck Worldwide Emerging Markets....................     99,485       119,925       229,915       268,288       297,777
Van Eck Worldwide Hard Assets.........................     11,849        11,478        25,882        43,644        78,517

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


7.  Financial Highlights (Continued)


                                                                                At December 31,
                                                        -------------------------------------------------------------
                                                                                  Unit Value
                                                                               Lowest to Highest
                                                        -------------------------------------------------------------
                                                              2009                  2008                 2007
                                                        ------------------  -------------------  --------------------
AIM V.I. Financial Services............................ $ 5.95 to $  6.02    $ 4.68 to $  4.73    $ 11.59 to $ 11.65
AIM V.I. Global Health Care............................  12.64 to   13.58      9.94 to   10.63      13.97 to   14.90
AIM V.I. Technology....................................   9.21 to   12.16      5.87 to    7.73      10.61 to   13.92
All Asset Allocation (e)...............................  12.20 to   21.72      9.68 to   17.35      13.90 to   25.11
AXA Aggressive Allocation (r)..........................   7.66 to  128.17      6.06 to  100.70      10.04 to  165.60
AXA Balanced Strategy (ay).............................            101.74                   --                    --
AXA Conservative Allocation(r).........................   9.99 to  122.45      9.16 to  111.49      10.38 to  125.29
AXA Conservative Growth Strategy (ay)................  ..          101.49                   --                    --
AXA Conservative Strategy (ay).........................            100.81                   --                    --
AXA Conservative-Plus Allocation (r)...................   9.30 to  122.96      8.19 to  107.46      10.24 to  133.37
AXA Growth Strategy (ay)...............................            102.40                   --                    --
AXA Moderate Allocation (r)............................   8.91 to  128.99      7.68 to  110.24      10.24 to  145.96
AXA Moderate Growth Strategy (ay)......................            102.03                   --                    --
AXA Moderate-Plus Allocation (r).......................   8.33 to  130.81      6.88 to  107.26      10.17 to  157.21
Dreyfus Stock Index Fund, Inc..........................   8.25 to   14.33      6.58 to   11.34      10.53 to   18.02
EQ/AllianceBernstein International (p) (r).............             10.55                 8.28                 16.75
EQ/AllianceBernstein Small Cap Growth (r) (w)..........  10.34 to  154.43      7.63 to  113.82      13.80 to  205.66
EQ/BlackRock Basic Value Equity (r) (ad)...............  12.52 to  230.61      9.64 to  177.01      15.25 to  279.01
EQ/BlackRock International Value (j) (r)...............             14.75                11.29                 19.76
EQ/Boston Advisors Equity Income (a) (ae)..............  10.46 to  103.43      9.45 to   92.72      14.06 to  136.96
EQ/Calvert Socially Responsible (c) (i)................   6.99 to   80.31      5.36 to   61.36       9.84 to  112.02
EQ/Capital Guardian Growth (r) (af)....................             69.81                52.31                 87.78
EQ/Capital Guardian Research (d) (t) (ag) (ah).........  10.02 to  118.02      7.66 to   89.78      12.75 to  148.80
EQ/Common Stock Index (r) (v)..........................             83.59                65.14                115.89
EQ/Core Bond Index (n) (r) (aj) (ak) (az) (ba).........  12.98 to  119.83     12.66 to  116.70      13.91 to  128.15
EQ/Equity 500 Index (r)................................             91.81                72.94                116.38
EQ/Equity Growth PLUS (b) (f)..........................   9.79 to  143.43      7.72 to  112.22      13.03 to  187.95
EQ/Evergreen Omega (r).................................            109.78                78.25                108.08
EQ/GAMCO Mergers and Acquisitions......................            123.62               105.99                123.00
EQ/GAMCO Small Company Value...........................  33.12 to   48.93     23.42 to   34.85      33.77 to   50.64
EQ/Global Bond PLUS ( r)...............................            120.05               117.74                110.57
EQ/Global Multi-Sector Equity (r) (q)..................  25.15 to  194.58     16.79 to  129.67      39.42 to  304.02
EQ/Intermediate Government Bond Index (aq) (bb)........            110.91               113.49                149.27
EQ/International Core PLUS (r).........................            128.10                94.65                171.65
EQ/International Growth................................  13.30 to   18.78      9.69 to   13.79      16.23 to   23.27
EQ/JPMorgan Value Opportunities (r)....................            144.25               109.02                181.02
EQ/Large Cap Core PLUS (r).............................             92.37                73.01                116.64
EQ/Large Cap Growth Index (r)..........................             77.13                56.63                 88.85
EQ/Large Cap Growth PLUS (r)...........................            165.73               122.89                198.96
EQ/Large Cap Value Index (r)...........................             55.34                46.45                107.28
EQ/Large Cap Value PLUS (r) (x) (ac)...................   8.73 to  102.48      7.26 to   85.09      12.78 to  150.30
EQ/Lord Abbett Growth and Income (l) (r)...............  10.91 to   97.18      9.24 to   82.28      14.59 to  129.70
EQ/Lord Abbett Large Cap Core (r)......................            115.16                91.75                132.91
EQ/Mid Cap Index (m) (r) (ai)..........................  11.79 to  104.63      8.66 to   76.78      17.09 to  151.40
EQ/Mid Cap Value PLUS ( r) (as) (at) (au)..............            161.72               119.04                196.96
EQ/Money Market (g) (o)................................  11.05 to   11.42     11.10 to   11.38      10.92 to   11.12
EQ/Montag & Caldwell Growth (h)........................   8.68 to    9.29      6.74 to    7.16      10.12 to   10.67
EQ/PIMCO Ultra Short Bond (av) (aw)....................  13.35 to   13.62     12.40 to   12.60      12.97 to   13.13
EQ/Quality Bond PLUS ( r) (bc).........................            151.95               143.26                153.30
EQ/Small Company Index (r) (al)........................  14.41 to  142.12     11.44 to  112.68      17.38 to  171.06
EQ/T. Rowe Price Growth Stock (s)......................  11.45 to   19.39      8.03 to   13.70      13.89 to   23.88
EQ/UBS Growth and Income...............................   8.69 to  109.54      6.61 to   82.71      11.10 to  137.92
EQ/Van Kampen Comstock (r).............................             96.28                74.98                118.91
EQ/Van Kampen Mid Cap Growth (r) (y) (am)..............  10.15 to  138.16      6.47 to   87.96      12.29 to  166.98
Fidelity VIP Asset Manager.............................             12.64                 9.79                 13.74


                                                                        At December 31,
                                                        ------------------------------------------------
                                                                           Unit Value
                                                                       Lowest to Highest
                                                        ------------------------------------------------
                                                               2006                   2005
                                                        --------------------  ------------------
AIM V.I. Financial Services............................ $ 14.95 to $ 14.98     $ 12.87 to $ 12.88
AIM V.I. Global Health Care............................   12.53 to   13.32       11.95 to   12.66
AIM V.I. Technology....................................    9.89 to   12.93        8.98 to   11.70
All Asset Allocation (e)...............................   13.30 to   24.20       12.07 to   22.13
AXA Aggressive Allocation (r)..........................  155.98                                --
AXA Balanced Strategy (ay).............................                 --                     --
AXA Conservative Allocation(r).........................  118.42                                --
AXA Conservative Growth Strategy (ay)..................                 --                     --
AXA Conservative Strategy (ay).........................                 --                     --
AXA Conservative-Plus Allocation (r)...................  126.43                                --
AXA Growth Strategy (ay)...............................                 --                     --
AXA Moderate Allocation (r)............................  137.35                                --
AXA Moderate Growth Strategy (ay)......................                 --                     --
AXA Moderate-Plus Allocation (r).......................  147.77                                --
Dreyfus Stock Index Fund, Inc..........................   10.08 to   17.12        8.79 to   14.82
EQ/AllianceBernstein International (p) (r).............   14.96                                --
EQ/AllianceBernstein Small Cap Growth (r) (w)..........  176.25                                --
EQ/BlackRock Basic Value Equity (r) (ad)...............  275.76                                --
EQ/BlackRock International Value (j) (r)...............   17.89                                --
EQ/Boston Advisors Equity Income (a) (ae)..............   13.66 to  132.07       11.86 to   13.80
EQ/Calvert Socially Responsible (c) (i)................    8.82 to   99.90                  10.43
EQ/Capital Guardian Growth (r) (af)....................   83.22                                --
EQ/Capital Guardian Research (d) (t) (ag) (ah).........   11.60 to  146.37                  10.39
EQ/Common Stock Index (r) (v)..........................  111.99                                --
EQ/Core Bond Index (n) (r) (aj) (ak) (az) (ba).........   13.51 to  124.29                     --
EQ/Equity 500 Index (r)................................  110.89                                --
EQ/Equity Growth PLUS (b) (f)..........................   11.51 to  164.80       10.60 to   10.62
EQ/Evergreen Omega (r).................................   97.08                                --
EQ/GAMCO Mergers and Acquisitions......................  118.92                                --
EQ/GAMCO Small Company Value...........................   30.90 to   46.68       26.00 to   39.58
EQ/Global Bond PLUS ( r)...............................  101.15                                --
EQ/Global Multi-Sector Equity (r) (q)..................   27.78 to  214.07                     --
EQ/Intermediate Government Bond Index (aq) (bb)........                 --                     --
EQ/International Core PLUS (r).........................  148.97                                --
EQ/International Growth................................   13.97 to   20.17       11.12 to   16.17
EQ/JPMorgan Value Opportunities (r)....................  183.24                                --
EQ/Large Cap Core PLUS (r).............................  112.28                                --
EQ/Large Cap Growth Index (r)..........................   77.95                                --
EQ/Large Cap Growth PLUS (r)...........................  172.08                                --
EQ/Large Cap Value Index (r)...........................  114.04                                --
EQ/Large Cap Value PLUS (r) (x) (ac)...................  157.30                                --
EQ/Lord Abbett Growth and Income (l) (r)...............   14.11 to  125.34                     --
EQ/Lord Abbett Large Cap Core (r)......................  120.09                                --
EQ/Mid Cap Index (m) (r) (ai)..........................   15.84 to  140.14                     --
EQ/Mid Cap Value PLUS ( r) (as) (at) (au)..............  200.16                                --
EQ/Money Market (g) (o)................................   10.48 to   10.59       10.09 to   10.11
EQ/Montag & Caldwell Growth (h)........................    8.44 to    8.83        7.88 to    8.19
EQ/PIMCO Ultra Short Bond (av) (aw)....................   11.68 to   11.78       11.67 to   11.73
EQ/Quality Bond PLUS ( r) (bc).........................  146.64                                --
EQ/Small Company Index (r) (al)........................  174.25                                --
EQ/T. Rowe Price Growth Stock (s)......................   12.96 to   22.44       13.49 to   23.54
EQ/UBS Growth and Income...............................   11.06 to  136.33        9.76 to   12.50
EQ/Van Kampen Comstock (r).............................  121.96                                --
EQ/Van Kampen Mid Cap Growth (r) (y) (am)..............  136.41                                --
Fidelity VIP Asset Manager.............................   11.89                             11.08

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


7. Financial Highlights (Continued)


                                                                             At December 31,
                                                     ---------------------------------------------------------
                                                                               Unit Value
                                                                            Lowest to Highest
                                                     ---------------------------------------------------------
                                                           2009                 2008               2007
                                                     ----------------   ------------------   -----------------
Fidelity VIP Contrafund(R) (aa) (ab)................ 12.36 to  14.01      9.18  to  10.32     16.12 to  17.96
Fidelity VIP Growth and Income......................            9.75                 7.67               13.15
Franklin Income Securities (an) (ao) (ap)...........  9.53 to  14.92      7.03  to  11.04      9.99 to  15.75
Franklin Rising Dividends Securities................           12.43                10.63               14.64
Franklin Zero Coupon 2010...........................           12.65                12.68               11.86
Janus Aspen Series Balanced......................... 14.84 to  15.51     11.87  to  12.36     14.22 to  14.74
Janus Aspen Series Enterprise.......................  6.94 to  11.04      4.80  to   7.68      8.52 to  13.75
Janus Aspen Series Forty............................  9.92 to  10.56      6.83  to   7.21     12.32 to  12.92
Janus Aspen Series Mid Cap Value....................           15.34                11.54               16.01
Janus Aspen Series Overseas......................... 20.11 to  26.37     11.20  to  14.78     23.39 to  31.04
Janus Aspen Series Worldwide........................  5.89 to   7.63      4.31  to   5.54      7.85 to  10.01
MFS(R) Utilities Series............................. 23.48 to  26.30     17.68  to  19.74     28.47 to  31.68
Multimanager Aggressive Equity ( r) (ax)............           74.30                54.13              101.51
Multimanager Core Bond (r)..........................          145.18               134.03              130.81
Multimanager International Equity (r)...............          181.13               139.42              264.21
Multimanager Large Cap Core Equity (r)..............          138.05               104.18              172.31
Multimanager Large Cap Growth (r)...................          116.67                85.44              156.43
Multimanager Large Cap Value (r)....................          148.60               120.96              193.37
Multimanager Mid Cap Growth (r).....................          162.19               114.40              202.77
Multimanager Mid Cap Value (r)......................          137.87                95.50              149.14
Multimanager Multi-Sector Bond (k) ( r)............. 12.35 to 115.82     11.28  to 105.63     14.76 to 138.09
Multimanager Small Cap Growth (u)...................  9.61 to  10.67      7.20  to   7.93     12.53 to  13.70
Multimanager Small Cap Value (r)....................          162.86               128.82              207.32
Multimanager Technology (r).........................          182.41               115.13              217.54
Oppenheimer Global Securities Fund/VA...............           17.46                12.58               21.15
PIMCO Global Bond (Unhedged)........................           18.44                15.83               16.02
The Universal Institutional Funds, Inc. Emerging
Markets Debt........................................           21.29                16.35               19.23
The Universal Institutional Funds, Inc. Global Value
Equity.............................................. 11.00 to  13.13      9.48  to  11.36     15.84 to  19.05
Van Eck Worldwide Bond..............................           19.33                18.24               17.60
Van Eck Worldwide Emerging Markets..................           19.01                 8.92               25.32
Van Eck Worldwide Hard Assets.......................           40.60                25.77               47.84



                                                                At December 31,
                                                     -------------------------------------
                                                                  Unit Value
                                                              Lowest to Highest
                                                     -------------------------------------
                                                            2006                2005
                                                     ------------------   ----------------
Fidelity VIP Contrafund(R) (aa) (ab)................  13.82  to  15.27     12.48 to 13.67
Fidelity VIP Growth and Income......................  11.73                         10.36
Franklin Income Securities (an) (ao) (ap)...........  15.24                         12.93
Franklin Rising Dividends Securities................  15.09                         12.93
Franklin Zero Coupon 2010...........................  10.98                         10.76
Janus Aspen Series Balanced.........................  12.96  to  13.38     11.79 to 12.13
Janus Aspen Series Enterprise.......................   6.98  to  11.35      6.15 to 10.07
Janus Aspen Series Forty............................   9.06  to   9.43      8.35 to  8.62
Janus Aspen Series Mid Cap Value....................  14.93                         12.98
Janus Aspen Series Overseas.........................  18.23  to  24.33     12.40 to 16.65
Janus Aspen Series Worldwide........................   7.22  to   9.13      6.15 to  7.72
MFS(R) Utilities Series.............................  22.34  to  24.77     17.08 to 18.87
Multimanager Aggressive Equity ( r) (ax)............  91.14                            --
Multimanager Core Bond (r).......................... 123.10                            --
Multimanager International Equity (r)............... 235.00                            --
Multimanager Large Cap Core Equity (r).............. 164.10                            --
Multimanager Large Cap Growth (r)................... 140.62                            --
Multimanager Large Cap Value (r).................... 186.58                            --
Multimanager Mid Cap Growth (r)..................... 181.19                            --
Multimanager Mid Cap Value (r)...................... 149.00                            --
Multimanager Multi-Sector Bond (k) ( r).............  14.32  to 133.89                 --
Multimanager Small Cap Growth (u)...................  12.18  to  13.21     11.13 to 11.98
Multimanager Small Cap Value (r).................... 229.95                            --
Multimanager Technology (r)......................... 184.01                            --
Oppenheimer Global Securities Fund/VA...............  20.01                         17.11
PIMCO Global Bond (Unhedged)........................  14.65                         14.05
The Universal Institutional Funds, Inc. Emerging
Markets Debt........................................  18.05                         16.29
The Universal Institutional Funds, Inc. Global
Value Equity........................................  14.86  to  17.92     12.26 to 13.01
Van Eck Worldwide Bond..............................  16.04                         15.07
Van Eck Worldwide Emerging Markets..................  18.40                         13.19
Van Eck Worldwide Hard Assets.......................  32.91                         26.44

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


7. Financial Highlights (Continued)


                                                                             At December 31,
                                                        ---------------------------------------------------------
                                                                               Net Assets
                                                                                 (000)'s
                                                        ---------------------------------------------------------
                                                           2009        2008        2007        2006        2005
                                                        ---------   ---------   ---------   ---------   ---------
AIM V.I. Financial Services............................  $   179     $   120     $   295     $   365     $   321
AIM V.I. Global Health Care............................      648         506         810         725         686
AIM V.I. Technology....................................      181          75         200         175         166
All Asset Allocation (e)...............................   68,155      60,021      94,408      98,759      97,622
AXA Aggressive Allocation (r)..........................   13,231       6,742       4,233         242          --
AXA Balanced Strategy (ay).............................      248          --          --          --          --
AXA Conservative Allocation(r).........................    2,091         846         135           1          --
AXA Conservative Growth Strategy (ay)..................       30          --          --          --          --
AXA Conservative Strategy (ay).........................       58          --          --          --          --
AXA Conservative-Plus Allocation (r)...................    3,638       1,566         633           7          --
AXA Growth Strategy (ay)...............................      301          --          --          --          --
AXA Moderate Allocation (r)............................   20,681       9,312       4,417         244          --
AXA Moderate Growth Strategy (ay)......................      646          --          --          --          --
AXA Moderate-Plus Allocation (r).......................   44,094      23,098      13,149         610          --
Dreyfus Stock Index Fund, Inc..........................   34,285      31,914      64,956      77,325      63,901
EQ/AllianceBernstein International (p) (r).............    2,977       3,517       3,947       6,526          --
EQ/AllianceBernstein Small Cap Growth (r) (w)..........    1,320         766         977           9          --
EQ/BlackRock Basic Value Equity (r) (ad)...............    1,998       1,127       1,188          14          --
EQ/BlackRock International Value (j) (r)...............    4,619       5,200      12,274      11,357          --
EQ/Boston Advisors Equity Income (a) (ae)..............   15,939      17,102      36,559      12,264      10,258
EQ/Calvert Socially Responsible (c) (i)................    1,403       1,113       2,111       1,869         264
EQ/Capital Guardian Growth (r) (af)....................      421         303       7,763          19          --
EQ/Capital Guardian Research (d) (t) (ag) (ah).........    3,779       2,766       5,194       2,098       1,965
EQ/Common Stock Index (r) (v)..........................    2,528       1,249       1,199          46          --
EQ/Core Bond Index (n) (r) (aj) (ak) (az) (ba).........   36,859       9,495      34,384      14,462          --
EQ/Equity 500 Index (r)................................    2,441       1,437         912          16          --
EQ/Equity Growth PLUS (b) (f)..........................    9,741       7,990      13,369      12,186      11,550
EQ/Evergreen Omega (r).................................      252          51          26           0          --
EQ/GAMCO Mergers and Acquisitions......................      316         220         178          20          --
EQ/GAMCO Small Company Value...........................   64,123      51,202      82,005      83,200      76,140
EQ/Global Bond PLUS ( r)...............................      752         493          96          10          --
EQ/Global Multi-Sector Equity (r) (q)..................    4,464       2,186       3,093       1,345          --
EQ/Intermediate Government Bond Index (aq) (bb)........    8,368         239          71          --          --
EQ/International Core PLUS (r).........................      552         188         106           2          --
EQ/International Growth................................   17,016      13,652      24,711      21,606      16,641
EQ/JPMorgan Value Opportunities (r)....................      258         118          71           3          --
EQ/Large Cap Core PLUS (r).............................       53          31          14           1          --
EQ/Large Cap Growth Index (r)..........................      568         225         102           2          --
EQ/Large Cap Growth PLUS (r)...........................      397         219         127           6          --
EQ/Large Cap Value Index (r)...........................      199          86          76          10          --
EQ/Large Cap Value PLUS (r) (x) (ac)...................    6,949       6,103      13,308          97          --
EQ/Lord Abbett Growth and Income (l) (r)...............    5,851       4,952       7,917       7,381          --
EQ/Lord Abbett Large Cap Core (r)......................      259          79          34           2          --
EQ/Mid Cap Index (m) (r) (ai)..........................    3,673       2,399       4,010       2,867          --
EQ/Mid Cap Value PLUS ( r) (as) (at) (au)..............   12,238         319         313          32          --
EQ/Money Market (g) (o)................................   23,763      47,430      52,636      54,255      39,050
EQ/Montag & Caldwell Growth (h)........................   49,539      39,026      62,655      55,109      53,947
EQ/PIMCO Ultra Short Bond (av) (aw)....................    6,077       4,947       4,140       7,933      16,406
EQ/Quality Bond PLUS ( r) (bc).........................   10,401         404         124           4          --
EQ/Small Company Index (r) (al)........................    5,965       3,109       6,166          33          --
EQ/T. Rowe Price Growth Stock (s)......................   36,231      29,281      51,422      52,829      61,940
EQ/UBS Growth and Income...............................   14,919      11,901      21,376      22,392      20,591
EQ/Van Kampen Comstock (r).............................      192          94          60           7          --
EQ/Van Kampen Mid Cap Growth (r) (y) (am)..............    8,519       6,039      12,622           1          --
Fidelity VIP Asset Manager.............................       99          42         206         152         168

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


7. Financial Highlights (Continued)


                                                                          At December 31,
                                                       -----------------------------------------------------
                                                                            Net Assets
                                                                              (000)'s
                                                       -----------------------------------------------------
                                                         2009       2008       2007       2006        2005
                                                       --------   --------   --------   --------   ---------
Fidelity VIP Contrafund(R) (aa) (ab)..................  24,927     26,507     51,385     35,263     32,046
Fidelity VIP Growth and Income........................     349        377      1,933      1,145      1,142
Franklin Income Securities (an) (ao) (ap).............   6,792      6,099     10,844      1,391      1,058
Franklin Rising Dividends Securities..................     512        439        580        611        406
Franklin Zero Coupon 2010.............................     124        134        113         99         83
Janus Aspen Series Balanced...........................   8,782      7,110      9,151      8,588      7,894
Janus Aspen Series Enterprise.........................  12,019      9,274     17,758     16,816     15,749
Janus Aspen Series Forty..............................  18,028     14,263     14,592     22,225     20,817
Janus Aspen Series Mid Cap Value......................   1,375      1,195      3,343      2,291      2,207
Janus Aspen Series Overseas...........................   7,966      5,082     27,804     13,185      8,559
Janus Aspen Series Worldwide..........................  11,037      8,499     16,486     15,712     14,127
MFS(R) Utilities Series...............................   1,521      1,236      2,422      1,913      1,237
Multimanager Aggressive Equity ( r) (ax)..............     560         75         42          7         --
Multimanager Core Bond (r)............................   7,901      9,961        200         22         --
Multimanager International Equity (r).................     836        394        251          8         --
Multimanager Large Cap Core Equity (r)................     101         50         43          4         --
Multimanager Large Cap Growth (r).....................     461        215        171          8         --
Multimanager Large Cap Value (r)......................   4,589      5,220        320         39         --
Multimanager Mid Cap Growth (r).......................     264        136        102          5         --
Multimanager Mid Cap Value (r)........................     499        281        119         15         --
Multimanager Multi-Sector Bond (k) ( r)...............   1,970      1,723      1,932      1,455         --
Multimanager Small Cap Growth (u).....................  11,393      9,070     17,055     17,426     16,375
Multimanager Small Cap Value (r)......................     293        116        102          4         --
Multimanager Technology (r)...........................     692        278        172          4         --
Oppenheimer Global Securities Fund/VA.................   1,776      1,287      2,085      1,882      1,319
PIMCO Global Bond (Unhedged)..........................   3,188      2,964      2,801      2,495      2,189
The Universal Institutional Funds, Inc. Emerging
Markets Debt..........................................     283        381        491        462        449
The Universal Institutional Funds, Inc. Global Value
Equity................................................     513      1,169      1,896      1,719      1,452
Van Eck Worldwide Bond................................     115        222        130        295        604
Van Eck Worldwide Emerging Markets....................   1,891      1,069      5,821      4,936      3,927
Van Eck Worldwide Hard Assets.........................     481        296      1,238      1,437      2,076

----------
(a) EQ/Boston Advisors Equity Income was substituted for EQ/MONY Equity Income on September 9, 2005.
(b) Units were made available for sale on September 9, 2005.
(c) EQ/Calvert Socially Responsible was substituted for EQ/Enterprise Global Socially Responsive on September 9, 2005.
(d) EQ/Capital Guardian Research was substituted for EQ/MONY Equity Growth and EQ/MONY Diversified on September 9, 2005.
(e) All Asset Allocation was substituted for EQ/Enterprise Managed on September 9, 2005.
(f) EQ/Equity Growth PLUS was substituted for EQ/Enterprise Capital Appreciation on September 9, 2005.
(g) EQ/Money Market was substituted for EQ/MONY Money Market on September 9,
    2005.
(h) EQ/Montag & Caldwell was substituted for EQ/Enterprise Multi-Cap Growth on September 9, 2005.
(i) EQ/Calvert Socially Responsible was substituted for The Dreyfus Socially Responsible Growth Fund, Inc. on November 3, 2006.
(j) EQ/BlackRock International Value was Substituted for Dreyfus VIF International Value on November 3, 2006.
(k) Multimanager Multi-Sector Bond was substituted for Lord Abbett Bond Debenture on November 3, 2006.
(l) EQ/Lord Abbett Growth and Income was substituted for Lord Abbett Growth and Income on November 3, 2006.
(m) EQ/Mid Cap Index was substituted for Old Mutual Mid-Cap on November 3, 2006.
(n) EQ/Core Bond Index was substituted for PIMCO Real Return on November 3,
    2006.
(o) EQ/Money Market was substituted for T. Rowe Price Prime Reserve on November 3, 2006.
(p) EQ/AllianceBernstein Global Multi-Sector Equity International was substituted for T. Rowe Price International Stock on November 3, 2006.
(q) EQ/Global Multi-Sector Equity was substituted for Van Kampen UIF Emerging Markets Equity on November 3, 2006.
(r) Units were made available for sale on September 8, 2006.
(s) EQ/T.Rowe Price Growth Stock was substituted for EQ/Janus Large Cap Growth on July 6, 2007.
(t) EQ/Capital Guardian Research was substituted for EQ/Capital Guardian U.S. Equity on July 6, 2007.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


7.  Financial Highlights (Continued)

(u) Multimanager Small Cap Growth was substituted for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
(v) EQ/Common Stock Index was substituted for Dreyfus VIF Appreciation on August 17, 2007.
(w) EQ/AllianceBernstein Small Cap Growth was substituted for MFS New Discovery on August 17, 2007.
(x) EQ/Large Cap Value PLUS was substituted for EQ/AllianceBernstein Growth & Income on August 17, 2007.
(y) EQ/Van Kampen Mid Cap Growth was substituted for MFS Mid Cap Growth on August 17, 2007
(z) EQ/ Mid Cap Value PLUS was substituted for UIF U.S. Real Estate on August 17, 2007.
(aa) Fidelity VIP Contrafund was substituted for Fidelity VIP Growth on August 17, 2007.
(ab) Fidelity VIP Contrafund was substituted for UIF Equity Growth on August 17, 2007.
(ac) EQ/Large Cap Value PLUS was substituted for Old Mutual Select Value on November 16, 2007.
(ad) EQ/BlackRock Basic Value Equity was substituted for AIM V.I. Basic Value on November 16, 2007.
(ae) EQ/Boston Advisors Equity Income was substituted for T.Rowe Price Equity Income on November 16, 2007.
(af) EQ/Capital Guardian Growth was substituted for T.Rowe Price New America Growth on November 16, 2007.
(ag) EQ/Capital Guardian Research was substituted for Fidelity VIP Growth Opportunities on November 16, 2007.
(ah) EQ/Capital Guardian Research was substituted for Oppenheimer Main Street on November 16, 2007.
(ai) EQ/Mid Cap Index was substituted for AIM V.I. MidCap Core Equity on November 16, 2007.
(aj) EQ/Core Bond Index was substituted for Janus Aspen Series Flexible Income on November 16, 2007.
(ak) EQ/Core Bond Index was substituted for UIF Core Plus Fixed Bond on November 16, 2007.
(al) EQ/Small Company Index was substituted for Dreyfus IP Small Cap Stock Index on November 16, 2007.
(am) EQ/Van Kampen Mid Cap Growth was substituted for Alger American MidCap Growth on November 16, 2007.
(an) Franklin Income Securities was substituted for Alger American Balanced on November 16, 2007.
(ao) Franklin Income Securities was substituted for MFS Total Return on November 16, 2007.
(ap) Franklin Income Securities was substituted for T.Rowe Price Personal Strategy Balanced on November 16, 2007.
(aq) Units were made available for sale on April 27, 2007.
(ar) Units were made available for sale on August 17, 2007.
(as) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009. (See Note 6)
(at) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009. (See Note 6)
(au) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009. (See Note 6)
(av) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009. (See Note 6)
(aw) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009. (See Note 6)
(ax) Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18, 2009. (See Note 6)
(ay) Units were made available for sale on September 18, 2009.
(az) EQ/Core Bond Index replaced EQ/Bond Index due to a fund merger on September 25, 2009. (See Note 6)
(ba) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009. (See Note 6)
(bb) EQ/Intermediate Government Bond Index replaced EQ/Government Securities due to a fund merger on September 25, 2009. (See Note 6)
(bc) EQ/Quality Bond PLUS replaced EQ/Caywood Scholl High Yield Bond due to a fund merger on September 25, 2009. (See Note 6)

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


7.  Financial Highlights (Continued)


                                                                               At December 31,
                                                        --------------------------------------------------------------
                                                                                  Investment
                                                                                Income Ratio*
                                                        --------------------------------------------------------------
                                                           2009         2008         2007         2006         2005
                                                        ----------   ----------   ----------   ----------   ----------
AIM V.I. Financial Services............................     3.66%        2.68%        1.79%        1.66%        1.49%
AIM V.I. Global Health Care............................     0.36           --           --           --           --
AIM V.I. Technology....................................       --           --           --           --           --
All Asset Allocation (e)...............................     2.05         2.19         3.54         2.80         2.82
AXA Aggressive Allocation (r)..........................     1.17         2.26         4.95         8.78           --
AXA Balanced Strategy (ay).............................     3.76           --           --           --
AXA Conservative Allocation(r).........................     3.00         8.59         8.06         1.19           --
AXA Conservative Growth Strategy (ay)..................     4.43           --           --           --           --
AXA Conservative Strategy (ay).........................     5.07           --           --           --           --
AXA Conservative-Plus Allocation (r)...................     2.56         4.92         7.25        17.16           --
AXA Growth Strategy (ay)...............................     2.55           --           --           --           --
AXA Moderate Allocation (r)............................     1.81         5.41         7.01        10.12           --
AXA Moderate Growth Strategy (ay)......................     2.68           --           --           --           --
AXA Moderate-Plus Allocation (r).......................     1.61         3.17         5.52         9.44           --
Dreyfus Stock Index Fund, Inc..........................     2.09         2.07         1.68         1.69         1.61
EQ/AllianceBernstein International (p) (r).............     2.46         3.09         1.19         1.32           --
EQ/AllianceBernstein Small Cap Growth (r) (w)..........     0.09         0.01           --           --           --
EQ/BlackRock Basic Value Equity (r) (ad)...............     2.97         2.07         4.69         4.29           --
EQ/BlackRock International Value (j) (r)...............     1.90         2.22         2.19         1.62           --
EQ/Boston Advisors Equity Income (a) (ae)..............     2.50         2.15         4.67         1.83         1.40
EQ/Calvert Socially Responsible (c) (i)................     0.49         0.44         0.45           --           --
EQ/Capital Guardian Growth (r) (af)....................     0.51         0.14           --         0.17           --
EQ/Capital Guardian Research (d) (t) (ag) (ah).........     1.51         1.11         2.53         0.83         0.70
EQ/Common Stock Index (r) (v)..........................     2.07         2.35         2.23         3.68           --
EQ/Core Bond Index (n) (r) (aj) (ak) (az) (ba).........     5.87         3.00        10.85         4.49           --
EQ/Equity 500 Index (r)................................     2.20         2.39         2.67         5.16           --
EQ/Equity Growth PLUS (b) (f)..........................     0.88         0.96         0.18         0.16           --
EQ/Evergreen Omega (r).................................     0.26         0.84           --           --           --
EQ/GAMCO Mergers and Acquisitions......................       --         0.57         1.06         8.41           --
EQ/GAMCO Small Company Value...........................     0.41         0.54         0.41         0.85         0.42
EQ/Global Bond PLUS ( r)...............................     0.82        23.25         4.33         0.20           --
EQ/Global Multi-Sector Equity (r) (q)..................     1.50         0.26           --         0.59           --
EQ/Intermediate Government Bond Index (aq) (bb)........     4.32         4.97        12.26           --           --
EQ/International Core PLUS (r).........................     4.04         2.29         0.75         2.89           --
EQ/International Growth................................     1.14         0.94         0.53         0.80         1.51
EQ/JPMorgan Value Opportunities (r)....................     1.81         3.19         3.02         7.22           --
EQ/Large Cap Core PLUS (r).............................     5.05         0.70         3.32         4.18           --
EQ/Large Cap Growth Index (r)..........................     2.62         0.25           --           --           --
EQ/Large Cap Growth PLUS (r)...........................     1.52         0.17         0.89           --           --
EQ/Large Cap Value Index (r)...........................    11.22         2.14           --           --           --
EQ/Large Cap Value PLUS (r) (x) (ac)...................     2.19         2.99        16.16         4.36           --
EQ/Lord Abbett Growth and Income (l) (r)...............     1.00         1.72         1.37         0.79           --
EQ/Lord Abbett Large Cap Core (r)......................     0.83         1.47         1.76         3.14           --
EQ/Mid Cap Index (m) (r) (ai)..........................     1.37         1.11           --         0.26           --
EQ/Mid Cap Value PLUS ( r) (as) (at) (au)..............     1.25         1.67         1.82         0.92           --
EQ/Money Market (g) (o)................................     0.22         2.35         4.84         4.61         1.12
EQ/Montag & Caldwell Growth (h)........................     0.39         0.19         0.20         0.19         0.25
EQ/PIMCO Ultra Short Bond (av) (aw)....................     1.14         2.58         1.99         2.85         1.59
EQ/Quality Bond PLUS ( r) (bc).........................     8.56         6.30        10.47         1.30           --
EQ/Small Company Index (r) (al)........................     1.53         0.88        10.09         2.35           --
EQ/T. Rowe Price Growth Stock (s)......................       --           --         0.07           --           --
EQ/UBS Growth and Income...............................     0.83         1.21         0.78         0.76         0.70
EQ/Van Kampen Comstock (r).............................     1.74         2.98         3.00         3.89           --
EQ/Van Kampen Mid Cap Growth (r) (y) (am)..............       --           --         2.89         0.22           --
Fidelity VIP Asset Manager.............................     2.62         0.77         6.13         3.00         3.33

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


7.  Financial Highlights (Continued)


                                                                            At December 31,
                                                       ---------------------------------------------------------
                                                                              Investment
                                                                             Income Ratio*
                                                       ---------------------------------------------------------
                                                          2009        2008        2007        2006        2005
                                                       ---------   ---------   ---------   ---------   ---------
Fidelity VIP Contrafund(R) (aa) (ab)..................     1.18        0.93        1.02        1.22        0.20
Fidelity VIP Growth and Income........................     1.04        0.54        2.19        0.92        1.76
Franklin Income Securities (an) (ao) (ap).............     8.57        5.48        1.79        3.58        3.94
Franklin Rising Dividends Securities..................     1.44        1.81        2.29        1.11        0.89
Franklin Zero Coupon 2010.............................     4.12        4.32        4.67        3.70        4.13
Janus Aspen Series Balanced...........................     3.06        2.65        2.59        2.18        2.35
Janus Aspen Series Enterprise.........................      --         0.25        0.21         --          --
Janus Aspen Series Forty..............................     0.04        0.02        0.34        0.34        0.22
Janus Aspen Series Mid Cap Value......................     0.33        0.32        1.52        1.00        7.08
Janus Aspen Series Overseas...........................     0.48        1.18        0.54        1.98        1.22
Janus Aspen Series Worldwide..........................     1.44        0.49        0.75        1.77        1.32
MFS(R) Utilities Series...............................     4.81        1.48        0.96        1.94        0.55
Multimanager Aggressive Equity ( r) (ax)..............     0.21        0.47         --          --          --
Multimanager Core Bond (r)............................     3.66        5.25        3.84        0.77         --
Multimanager International Equity (r).................     1.91        2.49        1.36        1.22         --
Multimanager Large Cap Core Equity (r)................     1.71        0.78        0.82        1.01         --
Multimanager Large Cap Growth (r).....................     0.20         --          --          --          --
Multimanager Large Cap Value (r)......................     1.70        1.87        2.01        1.39         --
Multimanager Mid Cap Growth (r).......................      --          --          --          --          --
Multimanager Mid Cap Value (r)........................     3.24        0.80         --          --          --
Multimanager Multi-Sector Bond (k) ( r)...............     4.82       10.67        8.69        7.15         --
Multimanager Small Cap Growth (u).....................      --          --          --          --         0.13
Multimanager Small Cap Value (r)......................     1.20        0.33        0.57        0.73         --
Multimanager Technology (r)...........................      --          --          --          --          --
Oppenheimer Global Securities Fund/VA.................     1.92        1.27        1.12        0.80        0.68
PIMCO Global Bond (Unhedged)..........................     2.89        3.37        2.98        3.33        2.52
The Universal Institutional Funds, Inc. Emerging
Markets Debt..........................................     6.96        7.11        7.35        9.50        8.20
The Universal Institutional Funds, Inc. Global Value
Equity................................................     4.56        2.72        2.06        1.54        1.02
Van Eck Worldwide Bond................................     4.11        2.94        6.24        8.12        5.22
Van Eck Worldwide Emerging Markets....................     0.15         --         0.45        0.58        0.28
Van Eck Worldwide Hard Assets.........................     0.28        0.30        0.11        0.06        0.23

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


7.  Financial Highlights (Continued)


                                                                       At December 31,
                                                        ---------------------------------------------
                                                                       Expense Ratio**
                                                                      Lowest to Highest
                                                        ---------------------------------------------
                                                            2009            2008             2007
                                                        -------------   -------------   -------------
AIM V.I. Financial Services............................ 0.00 to 0.35%   0.00 to 0.35%   0.00 to 0.35%
AIM V.I. Global Health Care............................ 0.00 to 0.35    0.00 to 0.35    0.00 to 0.35
AIM V.I. Technology.................................... 0.00 to 0.35    0.00 to 0.35    0.00 to 0.35
All Asset Allocation (e)............................... 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
AXA Aggressive Allocation (r).......................... 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
AXA Balanced Strategy (ay).............................         0.00              --              --
AXA Conservative Allocation(r)......................... 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
AXA Conservative Growth Strategy (ay)..................         0.00              --              --
AXA Conservative Strategy (ay).........................         0.00              --              --
AXA Conservative-Plus Allocation (r)................... 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
AXA Growth Strategy (ay)...............................         0.00              --              --
AXA Moderate Allocation (r)............................ 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
AXA Moderate Growth Strategy (ay)......................         0.00              --              --
AXA Moderate-Plus Allocation (r)....................... 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
Dreyfus Stock Index Fund, Inc.......................... 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
EQ/AllianceBernstein International (p) (r).............         0.00            0.00            0.00
EQ/AllianceBernstein Small Cap Growth (r) (w).......... 0.00 to 0.35    0.00 to 0.35    0.00 to 0.35
EQ/BlackRock Basic Value Equity (r) (ad)............... 0.00 to 0.35    0.00 to 0.35    0.00 to 0.35
EQ/BlackRock International Value (j) (r)...............         0.00            0.00            0.00
EQ/Boston Advisors Equity Income (a) (ae).............. 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
EQ/Calvert Socially Responsible (c) (i)................ 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
EQ/Capital Guardian Growth (r) (af)....................         0.00            0.00            0.00
EQ/Capital Guardian Research (d) (t) (ag) (ah)......... 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
EQ/Common Stock Index (r) (v)..........................         0.00            0.00            0.00
EQ/Core Bond Index (n) (r) (aj) (ak) (az) (ba)......... 0.00 to 0.35    0.00 to 0.35    0.00 to 0.35
EQ/Equity 500 Index (r)................................         0.00            0.00            0.00
EQ/Equity Growth PLUS (b) (f).......................... 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
EQ/Evergreen Omega (r).................................         0.00            0.00            0.00
EQ/GAMCO Mergers and Acquisitions......................         0.00            0.00            0.00
EQ/GAMCO Small Company Value........................... 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
EQ/Global Bond PLUS ( r)...............................         0.00            0.00            0.00
EQ/Global Multi-Sector Equity (r) (q).................. 0.00 to 0.35    0.00 to 0.35    0.00 to 0.35
EQ/Intermediate Government Bond Index (aq) (bb)........         0.00            0.00            0.00
EQ/International Core PLUS (r).........................         0.00            0.00            0.00
EQ/International Growth................................ 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
EQ/JPMorgan Value Opportunities (r)....................         0.00            0.00            0.00
EQ/Large Cap Core PLUS (r).............................         0.00            0.00            0.00
EQ/Large Cap Growth Index (r)..........................         0.00            0.00            0.00
EQ/Large Cap Growth PLUS (r)...........................         0.00            0.00            0.00
EQ/Large Cap Value Index (r)...........................         0.00            0.00            0.00
EQ/Large Cap Value PLUS (r) (x) (ac)................... 0.00 to 0.35    0.00 to 0.35    0.00 to 0.35
EQ/Lord Abbett Growth and Income (l) (r)............... 0.00 to 0.35    0.00 to 0.35    0.00 to 0.35
EQ/Lord Abbett Large Cap Core (r)......................         0.00            0.00            0.00
EQ/Mid Cap Index (m) (r) (ai).......................... 0.00 to 0.35    0.00 to 0.35    0.00 to 0.35
EQ/Mid Cap Value PLUS ( r) (as) (at) (au)..............         0.00            0.00            0.00
EQ/Money Market (g) (o)................................ 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
EQ/Montag & Caldwell Growth (h)........................ 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
EQ/PIMCO Ultra Short Bond (av) (aw).................... 0.00 to 0.35    0.00 to 0.35    0.00 to 0.35
EQ/Quality Bond PLUS ( r) (bc).........................         0.00            0.00            0.00
EQ/Small Company Index (r) (al)........................ 0.00 to 0.35    0.00 to 0.35    0.00 to 0.35
EQ/T. Rowe Price Growth Stock (s)...................... 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
EQ/UBS Growth and Income............................... 0.00 to 0.75    0.00 to 0.75    0.00 to 0.75
EQ/Van Kampen Comstock (r).............................         0.00            0.00            0.00
EQ/Van Kampen Mid Cap Growth (r) (y) (am).............. 0.00 to 0.35    0.00 to 0.35    0.00 to 0.35
Fidelity VIP Asset Manager.............................         0.00            0.00            0.00



                                                                 At December 31,
                                                        ----------------------------------
                                                                 Expense Ratio**
                                                                Lowest to Highest
                                                        ----------------------------------
                                                            2006               2005
                                                        --------------   -----------------
AIM V.I. Financial Services............................ 0.00 to 0.35%      0.00 to 0.35
AIM V.I. Global Health Care............................ 0.00 to 0.35       0.00 to 0.35
AIM V.I. Technology.................................... 0.00 to 0.35       0.00 to 0.35
All Asset Allocation (e)............................... 0.00 to 0.75       0.00 to 0.75
AXA Aggressive Allocation (r)..........................           --                --
AXA Balanced Strategy (ay).............................           --                --
AXA Conservative Allocation(r).........................           --                --
AXA Conservative Growth Strategy (ay)..................           --                --
AXA Conservative Strategy (ay).........................           --                --
AXA Conservative-Plus Allocation (r)...................           --                --
AXA Growth Strategy (ay)...............................           --                --
AXA Moderate Allocation (r)............................           --                --
AXA Moderate Growth Strategy (ay)......................           --                --
AXA Moderate-Plus Allocation (r).......................           --                --
Dreyfus Stock Index Fund, Inc.......................... 0.00 to 0.75       0.00 to 0.75
EQ/AllianceBernstein International (p) (r).............           --                --
EQ/AllianceBernstein Small Cap Growth (r) (w)..........           --                --
EQ/BlackRock Basic Value Equity (r) (ad)...............           --                --
EQ/BlackRock International Value (j) (r)...............           --                --
EQ/Boston Advisors Equity Income (a) (ae).............. 0.00 to 0.75       0.35 to 0.75
EQ/Calvert Socially Responsible (c) (i)................ 0.00 to 0.75       0.35
EQ/Capital Guardian Growth (r) (af)....................           --                --
EQ/Capital Guardian Research (d) (t) (ag) (ah)......... 0.00 to 0.60       0.60
EQ/Common Stock Index (r) (v)..........................           --                --
EQ/Core Bond Index (n) (r) (aj) (ak) (az) (ba)......... 0.00 to 0.35                --
EQ/Equity 500 Index (r)................................           --                --
EQ/Equity Growth PLUS (b) (f).......................... 0.00 to 0.75       0.35 to 0.75
EQ/Evergreen Omega (r).................................           --                --
EQ/GAMCO Mergers and Acquisitions......................           --                --
EQ/GAMCO Small Company Value........................... 0.00 to 0.75       0.00 to 0.75
EQ/Global Bond PLUS ( r)...............................           --                --
EQ/Global Multi-Sector Equity (r) (q).................. 0.00 to 0.35                --
EQ/Intermediate Government Bond Index (aq) (bb)........           --                --
EQ/International Core PLUS (r).........................           --                --
EQ/International Growth................................ 0.00 to 0.75       0.00 to 0.75
EQ/JPMorgan Value Opportunities (r)....................           --                --
EQ/Large Cap Core PLUS (r).............................           --                --
EQ/Large Cap Growth Index (r)..........................           --                --
EQ/Large Cap Growth PLUS (r)...........................           --                --
EQ/Large Cap Value Index (r)...........................           --                --
EQ/Large Cap Value PLUS (r) (x) (ac)...................           --
EQ/Lord Abbett Growth and Income (l) (r)............... 0.00 to 0.35                --
EQ/Lord Abbett Large Cap Core (r)......................           --                --
EQ/Mid Cap Index (m) (r) (ai).......................... 0.00 to 0.35                --
EQ/Mid Cap Value PLUS ( r) (as) (at) (au)..............           --                --
EQ/Money Market (g) (o)................................ 0.00 to 0.75       0.00 to 0.75
EQ/Montag & Caldwell Growth (h)........................ 0.00 to 0.75       0.00 to 0.75
EQ/PIMCO Ultra Short Bond (av) (aw).................... 0.00 to 0.35       0.00 to 0.35
EQ/Quality Bond PLUS ( r) (bc).........................           --                --
EQ/Small Company Index (r) (al)........................           --                --
EQ/T. Rowe Price Growth Stock (s)...................... 0.00 to 0.75       0.00 to 0.75
EQ/UBS Growth and Income............................... 0.00 to 0.75       0.35 to 0.75
EQ/Van Kampen Comstock (r).............................           --                --
EQ/Van Kampen Mid Cap Growth (r) (y) (am)..............           --                --
Fidelity VIP Asset Manager.............................           --                --

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


7.  Financial Highlights (Continued)


                                                                        At December 31,
                                                        --------------------------------------------------
                                                                        Expense Ratio**
                                                                       Lowest to Highest
                                                        --------------------------------------------------
                                                            2009              2008              2007
                                                        -------------   ---------------   ----------------
Fidelity VIP Contrafund(R) (aa) (ab)................... 0.00 to 0.75      0.00 to 0.75      0.00 to 0.75
Fidelity VIP Growth and Income.........................         0.00              0.00              0.00
Franklin Income Securities (an) (ao) (ap).............. 0.00 to 0.35      0.00 to 0.35      0.00 to 0.35
Franklin Rising Dividends Securities...................         0.35              0.35              0.35
Franklin Zero Coupon 2010..............................         0.35              0.35              0.35
Janus Aspen Series Balanced............................ 0.35 to 0.75      0.35 to 0.75      0.35 to 0.75
Janus Aspen Series Enterprise.......................... 0.00 to 0.75      0.00 to 0.75      0.00 to 0.75
Janus Aspen Series Forty............................... 0.00 to 0.75      0.00 to 0.75      0.00 to 0.75
Janus Aspen Series Mid Cap Value.......................         0.00              0.00              0.00
Janus Aspen Series Overseas............................ 0.00 to 0.35      0.00 to 0.35      0.00 to 0.35
Janus Aspen Series Worldwide........................... 0.00 to 0.75      0.00 to 0.75      0.00 to 0.75
MFS(R) Utilities Series................................ 0.00 to 0.35      0.00 to 0.35      0.00 to 0.35
Multimanager Aggressive Equity ( r) (ax)...............         0.00              0.00              0.00
Multimanager Core Bond (r).............................         0.00              0.00              0.00
Multimanager International Equity (r)..................         0.00              0.00              0.00
Multimanager Large Cap Core Equity (r).................         0.00              0.00              0.00
Multimanager Large Cap Growth (r)......................         0.00              0.00              0.00
Multimanager Large Cap Value (r).......................         0.00              0.00              0.00
Multimanager Mid Cap Growth (r)........................         0.00              0.00              0.00
Multimanager Mid Cap Value (r).........................         0.00              0.00              0.00
Multimanager Multi-Sector Bond (k) ( r)................ 0.00 to 0.35      0.00 to 0.35      0.00 to 0.35
Multimanager Small Cap Growth (u)...................... 0.00 to 0.75      0.00 to 0.75      0.00 to 0.75
Multimanager Small Cap Value (r).......................         0.00              0.00              0.00
Multimanager Technology (r)............................         0.00              0.00              0.00
Oppenheimer Global Securities Fund/VA..................         0.35              0.35              0.35
PIMCO Global Bond (Unhedged)...........................         0.35              0.35              0.35
The Universal Institutional Funds, Inc. Emerging
Markets Debt...........................................         0.00              0.00              0.00
The Universal Institutional Funds, Inc. Global Value
Equity................................................. 0.00 to 0.35      0.00 to 0.35      0.00 to 0.35
Van Eck Worldwide Bond.................................         0.00              0.00              0.00
Van Eck Worldwide Emerging Markets.....................         0.00              0.00              0.00
Van Eck Worldwide Hard Assets..........................         0.00              0.00              0.00



                                                                At December 31,
                                                        ---------------------------------
                                                                Expense Ratio**
                                                               Lowest to Highest
                                                        ---------------------------------
                                                             2006              2005
                                                        --------------   ----------------
Fidelity VIP Contrafund(R) (aa) (ab)...................  0.00 to 0.75      0.00 to 0.75
Fidelity VIP Growth and Income.........................           --                --
Franklin Income Securities (an) (ao) (ap)..............          0.35              0.35
Franklin Rising Dividends Securities...................          0.35              0.35
Franklin Zero Coupon 2010..............................          0.35              0.35
Janus Aspen Series Balanced............................  0.35 to 0.75      0.35 to 0.75
Janus Aspen Series Enterprise..........................  0.00 to 0.75      0.00 to 0.75
Janus Aspen Series Forty...............................  0.00 to 0.35      0.00 to 0.35
Janus Aspen Series Mid Cap Value.......................           --                --
Janus Aspen Series Overseas............................  0.00 to 0.75      0.00 to 0.75
Janus Aspen Series Worldwide...........................  0.00 to 0.75      0.00 to 0.75
MFS(R) Utilities Series................................  0.00 to 0.35      0.00 to 0.35
Multimanager Aggressive Equity ( r) (ax)...............           --                --
Multimanager Core Bond (r).............................           --                --
Multimanager International Equity (r)..................           --                --
Multimanager Large Cap Core Equity (r).................           --                --
Multimanager Large Cap Growth (r)......................           --                --
Multimanager Large Cap Value (r).......................           --                --
Multimanager Mid Cap Growth (r)........................           --                --
Multimanager Mid Cap Value (r).........................           --                --
Multimanager Multi-Sector Bond (k) ( r)................  0.00 to 0.35               --
Multimanager Small Cap Growth (u)......................  0.00 to 0.75      0.00 to 0.75
Multimanager Small Cap Value (r).......................           --                --
Multimanager Technology (r)............................           --                --
Oppenheimer Global Securities Fund/VA..................          0.35              0.35
PIMCO Global Bond (Unhedged)...........................          0.35              0.35
The Universal Institutional Funds, Inc. Emerging
Markets Debt...........................................           --                --
The Universal Institutional Funds, Inc. Global Value
Equity.................................................  0.00 to 0.35      0.00 to 0.35
Van Eck Worldwide Bond.................................           --                --
Van Eck Worldwide Emerging Markets.....................           --                --
Van Eck Worldwide Hard Assets..........................           --                --

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


7.  Financial Highlights (Continued)


                                                                    At December 31,
                                                        ------------------------------------------
                                                                    Total Return***
                                                                   Lowest to Highest
                                                        ------------------------------------------
                                                              2009                   2008
                                                        -----------------   ----------------------
AIM V.I. Financial Services............................ 27.14% to 27.27%      (59.62%) to (59.40%)
AIM V.I. Global Health Care............................ 27.16  to 27.75        (28.85) to (28.66)
AIM V.I. Technology.................................... 56.90  to 57.31        (44.67) to (44.47)
All Asset Allocation (e)............................... 25.19  to 26.03        (30.90) to (30.36)
AXA Aggressive Allocation (r).......................... 26.40  to 27.28        (39.64) to (39.19)
AXA Balanced Strategy (ay).............................            1.85                       --
AXA Conservative Allocation(r).........................  9.06  to  9.83        (11.75) to (11.01)
AXA Conservative Growth Strategy (ay)..................            1.63                       --
AXA Conservative Strategy (ay).........................            1.00                       --
AXA Conservative-Plus Allocation (r)................... 13.55  to 14.42        (20.02) to (19.43)
AXA Growth Strategy (ay)...............................            2.45                       --
AXA Moderate Allocation (r)............................ 16.02  to 17.01        (25.00) to (24.47)
AXA Moderate Growth Strategy (ay)......................            2.11                       --
AXA Moderate-Plus Allocation (r)....................... 21.08  to 21.96        (32.35) to (31.77)
Dreyfus Stock Index Fund, Inc.......................... 25.38  to 26.37        (37.51) to (37.07)
EQ/AllianceBernstein International (p) (r).............           27.42                   (50.57)
EQ/AllianceBernstein Small Cap Growth (r) (w).......... 35.52  to 35.68        (44.71) to (44.66)
EQ/BlackRock Basic Value Equity (r) (ad)............... 29.88  to 30.28        (36.79) to (36.56)
EQ/BlackRock International Value (j) (r)...............           30.65                   (42.86)
EQ/Boston Advisors Equity Income (a) (ae).............. 10.69  to 11.55        (32.79) to (32.30)
EQ/Calvert Socially Responsible (c) (i)................ 30.41  to 30.88        (45.53) to (45.22)
EQ/Capital Guardian Growth (r) (af)....................           33.45                   (40.41)
EQ/Capital Guardian Research (d) (t) (ag) (ah)......... 30.81  to 31.45        (39.92) to (39.66)
EQ/Common Stock Index (r) (v)..........................           28.32                   (43.79)
EQ/Core Bond Index (n) (r) (aj) (ak) (az) (ba).........  2.53  to  2.68        ( 8.99) to ( 8.93)
EQ/Equity 500 Index (r)................................           25.87                   (37.33)
EQ/Equity Growth PLUS (b) (f).......................... 26.81  to 27.81        (40.75) to (40.29)
EQ/Evergreen Omega (r).................................           40.29                   (27.60)
EQ/GAMCO Mergers and Acquisitions......................           16.63                   (13.83)
EQ/GAMCO Small Company Value........................... 40.40  to 41.42        (31.18) to (30.65)
EQ/Global Bond PLUS ( r)...............................            1.96                      6.48
EQ/Global Multi-Sector Equity (r) (q).................. 49.79  to 50.06        (57.41) to (57.35)
EQ/Intermediate Government Bond Index (aq) (bb)........           (2.27)                     3.12
EQ/International Core PLUS (r).........................           35.34                   (44.86)
EQ/International Growth................................ 36.19  to 37.25        (40.74) to (40.30)
EQ/JPMorgan Value Opportunities (r)....................           32.32                   (39.77)
EQ/Large Cap Core PLUS (r).............................           26.52                   (37.41)
EQ/Large Cap Growth Index (r)..........................           36.20                   (36.26)
EQ/Large Cap Growth PLUS (r)...........................           34.86                   (38.23)
EQ/Large Cap Value Index (r)...........................           19.14                   (56.70)
EQ/Large Cap Value PLUS (r) (x) (ac)................... 20.25  to 20.44        (43.39) to (43.19)
EQ/Lord Abbett Growth and Income (l) (r)............... 18.07  to 18.11        (36.67) to (36.56)
EQ/Lord Abbett Large Cap Core (r)......................           25.51                   (30.97)
EQ/Mid Cap Index (m) (r) (ai).......................... 36.14  to 36.27        (49.33) to (49.29)
EQ/Mid Cap Value PLUS ( r) (as) (at) (au)..............           35.85                   (39.56)
EQ/Money Market (g) (o)................................ (0.45) to  0.35           1.65 to    2.34
EQ/Montag & Caldwell Growth (h)........................ 28.78  to 29.75        (33.40) to (32.90)
EQ/PIMCO Ultra Short Bond (av) (aw)....................  7.66  to  8.10        ( 4.39) to ( 4.04)
EQ/Quality Bond PLUS ( r) (bc).........................            6.07                   ( 6.55)
EQ/Small Company Index (r) (al)........................ 25.96  to 26.13        (34.18) to (34.13)
EQ/T. Rowe Price Growth Stock (s)...................... 41.53  to 42.59        (42.63) to (42.19)
EQ/UBS Growth and Income............................... 31.47  to 32.44        (40.45) to (40.03)
EQ/Van Kampen Comstock (r).............................           28.41                   (36.94)
EQ/Van Kampen Mid Cap Growth (r) (y) (am).............. 56.88  to 57.07        (47.36) to (47.32)
Fidelity VIP Asset Manager.............................           29.11                   (28.75)



                                                                               At December 31,
                                                        ----------------------------------------------------------------
                                                                               Total Return***
                                                                              Lowest to Highest
                                                        ----------------------------------------------------------------
                                                                 2007                   2006                 2005
                                                        ----------------------   ------------------   ------------------
AIM V.I. Financial Services............................ (22.49%)  to (22.23%)     16.07% to 16.39%      5.49% to  5.93%
AIM V.I. Global Health Care............................    11.50  to    11.85       4.85 to  5.21        7.75 to  8.21
AIM V.I. Technology....................................     7.33  to     7.68      10.13 to 10.51        1.81 to  2.18
All Asset Allocation (e)...............................     3.77  to     4.52       9.35 to 10.19        4.39 to  5.14
AXA Aggressive Allocation (r)..........................   (2.31)  to     6.17               11.05                  --
AXA Balanced Strategy (ay).............................                   --                   --                  --
AXA Conservative Allocation(r).........................     3.25  to     5.80                3.91                  --
AXA Conservative Growth Strategy (ay)..................                   --                   --                  --
AXA Conservative Strategy (ay).........................                   --                   --                  --
AXA Conservative-Plus Allocation (r)...................     1.31  to     5.49                5.83                  --
AXA Growth Strategy (ay)...............................                   --                   --                  --
AXA Moderate Allocation (r)............................     0.88  to     6.27                7.08                  --
AXA Moderate Growth Strategy (ay)......................                   --                   --                  --
AXA Moderate-Plus Allocation (r).......................   (0.53)  to     6.39                8.97                  --
Dreyfus Stock Index Fund, Inc..........................     4.45  to     5.26      14.68 to 15.52        3.90 to  4.66
EQ/AllianceBernstein International (p) (r).............                 11.99                5.72                  --
EQ/AllianceBernstein Small Cap Growth (r) (w)..........     5.57  to    16.69               11.71                  --
EQ/BlackRock Basic Value Equity (r) (ad)...............     0.23  to     1.18               11.58                  --
EQ/BlackRock International Value (j) (r)...............                 10.46                4.01                  --
EQ/Boston Advisors Equity Income (a) (ae)..............     2.92  to     3.70       9.94 to 15.18        5.42 to  5.83
EQ/Calvert Socially Responsible (c) (i)................    11.60  to    12.13       1.18 to  8.08                 3.27
EQ/Capital Guardian Growth (r) (af)....................                  5.48                7.63                  --
EQ/Capital Guardian Research (d) (t) (ag) (ah).........   (1.36)  to     1.66       7.07 to 11.65                 1.86
EQ/Common Stock Index (r) (v)..........................                  3.49               11.21                  --
EQ/Core Bond Index (n) (r) (aj) (ak) (az) (ba).........     2.96  to     3.11       0.30 to  2.04                  --
EQ/Equity 500 Index (r)................................                  4.95                9.60                  --
EQ/Equity Growth PLUS (b) (f)..........................    13.16  to    14.04       8.58 to 11.77        5.05 to  5.25
EQ/Evergreen Omega (r).................................                 11.33               10.49                  --
EQ/GAMCO Mergers and Acquisitions......................                  3.43                5.46                  --
EQ/GAMCO Small Company Value...........................     8.47  to     9.29      17.94 to 18.85        3.56 to  4.33
EQ/Global Bond PLUS ( r)...............................                  9.31                2.59                  --
EQ/Global Multi-Sector Equity (r) (q)..................    41.90  to    42.02       9.41 to 20.51                  --
EQ/Intermediate Government Bond Index (aq) (bb)........                  5.19                  --                  --
EQ/International Core PLUS (r).........................                 15.22               10.30                  --
EQ/International Growth................................    15.35  to    16.19      24.74 to 25.63       12.14 to 13.01
EQ/JPMorgan Value Opportunities (r)....................                (1.21)               11.15                  --
EQ/Large Cap Core PLUS (r).............................                  3.89                8.69                  --
EQ/Large Cap Growth Index (r)..........................                 13.99                7.80                  --
EQ/Large Cap Growth PLUS (r)...........................                 15.62               10.74                  --
EQ/Large Cap Value Index (r)...........................                (5.93)               13.62                  --
EQ/Large Cap Value PLUS (r) (x) (ac)...................   (4.45)  to   (0.22)               10.86                  --
EQ/Lord Abbett Growth and Income (l) (r)...............     3.37  to     3.48       3.22 to  7.23                  --
EQ/Lord Abbett Large Cap Core (r)......................                 10.68                6.46                  --
EQ/Mid Cap Index (m) (r) (ai)..........................     7.92  to     8.03       2.79 to 12.72                  --
EQ/Mid Cap Value PLUS ( r) (as) (at) (au)..............                (1.60)                9.59                  --
EQ/Money Market (g) (o)................................     4.23  to     5.01       3.87 to  4.75        0.90 to  1.00
EQ/Montag & Caldwell Growth (h)........................    19.93  to    20.87       7.11 to  7.81        4.65 to  5.54
EQ/PIMCO Ultra Short Bond (av) (aw)....................    11.05  to    11.46       0.09 to  0.43        0.43 to  0.77
EQ/Quality Bond PLUS ( r) (bc).........................                  4.54                1.89                  --
EQ/Small Company Index (r) (al)........................   (1.83)  to   (0.28)               11.59                  --
EQ/T. Rowe Price Growth Stock (s)......................     6.41  to     7.21     (4.67) to (3.93)       3.16 to  3.93
EQ/UBS Growth and Income...............................     0.39  to     1.17      10.34 to 13.32        8.08 to  8.60
EQ/Van Kampen Comstock (r).............................                (2.50)                8.69                  --
EQ/Van Kampen Mid Cap Growth (r) (y) (am)..............     1.14  to    22.41               12.74                  --
Fidelity VIP Asset Manager.............................                 15.55                7.31                 4.04

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009


7. Financial Highlights (Continued)


                                                                             At December 31,
                                                        -----------------------------------------------------------
                                                                             Total Return***
                                                                            Lowest to Highest
                                                        -----------------------------------------------------------
                                                             2009                  2008                 2007
                                                        -----------------------------------------------------------
Fidelity VIP Contrafund(R) (aa) (ab)................... 34.64 to  35.76     (43.05) to (42.54)     16.63 to  17.59
Fidelity VIP Growth and Income.........................           27.12                (41.67)               12.09
Franklin Income Securities (an) (ao) (ap).............. 35.14 to  35.56     (29.90) to (29.63)      0.85 to   3.37
Franklin Rising Dividends Securities...................           16.93                (27.39)              (3.01)
Franklin Zero Coupon 2010..............................          (0.24)                  6.91                 8.05
Janus Aspen Series Balanced............................ 25.02 to  25.49     (16.53) to (16.15)      9.69 to  10.17
Janus Aspen Series Enterprise.......................... 43.75 to  44.58     (44.15) to (43.66)     21.16 to  22.07
Janus Aspen Series Forty............................... 45.24 to  46.46     (44.56) to (44.20)     36.00 to  36.98
Janus Aspen Series Mid Cap Value.......................           32.93                (27.92)                7.20
Janus Aspen Series Overseas............................ 78.42 to  79.55     (52.38) to (52.12)     27.59 to  28.29
Janus Aspen Series Worldwide........................... 36.66 to  37.73     (45.10) to (44.66)      8.73 to   9.60
MFS(R) Utilities Series................................ 32.81 to  33.23     (37.90) to (37.69)     27.45 to  27.88
Multimanager Aggressive Equity ( r) (ax)...............           37.26                (46.68)               11.38
Multimanager Core Bond (r).............................            8.32                   2.46                6.26
Multimanager International Equity (r)..................           29.92                (47.23)               12.43
Multimanager Large Cap Core Equity (r).................           32.51                (39.54)                5.00
Multimanager Large Cap Growth (r)......................           36.55                (45.38)               11.24
Multimanager Large Cap Value (r).......................           22.85                (37.45)                3.64
Multimanager Mid Cap Growth (r)........................           41.77                (43.58)               11.91
Multimanager Mid Cap Value (r).........................           44.37                (35.97)                0.09
Multimanager Multi-Sector Bond (k) ( r)................  9.49 to   9.65     (23.58) to (23.51)      3.07 to   3.14
Multimanager Small Cap Growth (u)...................... 33.47 to  34.55     (42.54) to (42.12)      2.88 to   3.67
Multimanager Small Cap Value (r).......................           26.42                (37.86)              (9.84)
Multimanager Technology (r)............................           58.44                (47.08)               18.22
Oppenheimer Global Securities Fund/VA..................           38.79                (40.52)                5.69
PIMCO Global Bond (Unhedged)...........................           16.49                ( 1.19)                9.38
The Universal Institutional Funds, Inc. Emerging
Markets Debt...........................................           30.21                (14.98)                6.54
The Universal Institutional Funds, Inc. Global Value
Equity................................................. 15.58 to  16.03     (40.37) to (40.15)      6.28 to   6.61
Van Eck Worldwide Bond.................................            5.98                   3.64                9.73
Van Eck Worldwide Emerging Markets.....................          113.12                (64.77)               37.61
Van Eck Worldwide Hard Assets..........................           57.55                (46.13)               45.36



                                                                   At December 31,
                                                        -------------------------------------
                                                                   Total Return***
                                                                  Lowest to Highest
                                                        -------------------------------------
                                                              2006                2005
                                                        ----------------   ------------------
Fidelity VIP Contrafund(R) (aa) (ab)...................  10.74 to 11.70      15.99 to  16.94
Fidelity VIP Growth and Income.........................           13.22                 7.58
Franklin Income Securities (an) (ao) (ap)..............           17.87                 1.25
Franklin Rising Dividends Securities...................           16.71                 3.03
Franklin Zero Coupon 2010..............................            2.04                 0.94
Janus Aspen Series Balanced............................   9.92 to 10.31       7.08 to   7.54
Janus Aspen Series Enterprise..........................  12.71 to 13.50      11.52 to  12.43
Janus Aspen Series Forty...............................   8.50 to  9.40      12.08 to  12.83
Janus Aspen Series Mid Cap Value.......................           15.02                10.00
Janus Aspen Series Overseas............................  46.13 to 47.02      31.41 to  32.34
Janus Aspen Series Worldwide...........................  17.40 to 18.26       5.13 to   5.90
MFS(R) Utilities Series................................  30.80 to 31.27      16.43 to  16.84
Multimanager Aggressive Equity ( r) (ax)...............           12.44                  --
Multimanager Core Bond (r).............................            1.70                  --
Multimanager International Equity (r)..................           12.41                  --
Multimanager Large Cap Core Equity (r).................           10.03                  --
Multimanager Large Cap Growth (r)......................            7.86                  --
Multimanager Large Cap Value (r).......................           10.80                  --
Multimanager Mid Cap Growth (r)........................           10.73                  --
Multimanager Mid Cap Value (r).........................            8.68                  --
Multimanager Multi-Sector Bond (k) ( r)................   1.56 to  4.67                  --
Multimanager Small Cap Growth (u)......................   9.43 to 10.27       6.81 to   7.54
Multimanager Small Cap Value (r).......................           12.19                  --
Multimanager Technology (r)............................           11.02                  --
Oppenheimer Global Securities Fund/VA..................           16.95                13.69
PIMCO Global Bond (Unhedged)...........................            4.27               (6.95)
The Universal Institutional Funds, Inc. Emerging
Markets Debt...........................................           10.80                12.27
The Universal Institutional Funds, Inc. Global Value
Equity.................................................  20.75 to 21.21       5.43 to   5.87
Van Eck Worldwide Bond.................................            6.44               (3.02)
Van Eck Worldwide Emerging Markets.....................           39.50                32.03
Van Eck Worldwide Hard Assets..........................           24.47                51.69

----------
* This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment advisor and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of divident income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to a net asset value per Unit. Charges made directly to Contractowner accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.

*** Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units: the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized. The Total Return is calculated for the respective year ended or from the commencement of operations of the subaccount.

(a) EQ/Boston Advisors Equity Income was substituted for EQ/MONY Equity Income on September 9, 2005.
(b) Units were made available for sale on September 9, 2005.
(c) EQ/Calvert Socially Responsible was substituted for EQ/Enterprise Global Socially Responsive on September 9, 2005.
(d) EQ/Capital Guardian Research was substituted for EQ/MONY Equity Growth and EQ/MONY Diversified on September 9, 2005.
(e) All Asset Allocation was substituted for EQ/Enterprise Managed on September 9, 2005.
(f) EQ/Equity Growth PLUS was substituted for EQ/Enterprise Capital Appreciation on September 9, 2005.
(g) EQ/Money Market was substituted for EQ/MONY Money Market on September 9,
    2005.
(h) EQ/Montag & Caldwell was substituted for EQ/Enterprise Multi-Cap Growth on September 9, 2005.
(i) EQ/Calvert Socially Responsible was substituted for The Dreyfus Socially Responsible Growth Fund, Inc. on November 3, 2006.
(j) EQ/BlackRock International Value was Substituted for Dreyfus VIF International Value on November 3, 2006.
(k) Multimanager Multi-Sector Bond was substituted for Lord Abbett Bond Debenture on November 3, 2006.
(l) EQ/Lord Abbett Growth and Income was substituted for Lord Abbett Growth and Income on November 3, 2006.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (Concluded)

December 31, 2009


7.  Financial Highlights (Concluded)

(m)  EQ/Mid Cap Index was substituted for Old Mutual Mid-Cap on November 3,
     2006.
(n)  EQ/Core Bond Index was substituted for PIMCO Real Return on November 3,
     2006.
(o) EQ/Money Market was substituted for T. Rowe Price Prime Reserve on November 3, 2006.
(p) EQ/AllianceBernstein International was substituted for T. Rowe Price International Stock on November 3, 2006.
(q) EQ/Global Multi-Sector Equity was substituted for Van Kampen UIF Emerging Markets Equity on November 3, 2006.
(r)  Units were made available for sale on September 8, 2006.
(s) EQ/T.Rowe Price Growth Stock was substituted for EQ/Janus Large Cap Growth on July 6, 2007.
(t) EQ/Capital Guardian Research was substituted for EQ/Capital Guardian U.S. Equity on July 6, 2007.
(u) Multimanager Small Cap Growth was substituted for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
(v) EQ/Common Stock Index was substituted for Dreyfus VIF Appreciation on August 17, 2007.
(w) EQ/AllianceBernstein Small Cap Growth was substituted for MFS New Discovery on August 17, 2007.
(x) EQ/Large Cap Value PLUS was substituted for EQ/AllianceBernstein Growth & Income on August 17, 2007.
(y) EQ/Van Kampen Mid Cap Growth was substituted for MFS Mid Cap Growth on August 17, 2007
(z) EQ/Mid Cap Value PLUS was substituted for UIF U.S. Real Estate on August 17, 2007.
(aa) Fidelity VIP Contrafund was substituted for Fidelity VIP Growth on August 17, 2007.
(ab) Fidelity VIP Contrafund was substituted for UIF Equity Growth on August 17, 2007.
(ac) EQ/Large Cap Value PLUS was substituted for Old Mutual Select Value on November 16, 2007.
(ad) EQ/BlackRock Basic Value Equity was substituted for AIM V.I. Basic Value on November 16, 2007.
(ae) EQ/Boston Advisors Equity Income was substituted for T.Rowe Price Equity Income on November 16, 2007.
(af) EQ/Capital Guardian Growth was substituted for T.Rowe Price New America Growth on November 16, 2007.
(ag) EQ/Capital Guardian Research was substituted for Fidelity VIP Growth Opportunities on November 16, 2007.
(ah) EQ/Capital Guardian Research was substituted for Oppenheimer Main Street on November 16, 2007.
(ai) EQ/Mid Cap Index was substituted for AIM V.I. MidCap Core Equity on November 16, 2007.
(aj) EQ/Core Bond Index was substituted for Janus Aspen Series Flexible Income on November 16, 2007.
(ak) EQ/Core Bond Index was substituted for UIF Core Plus Fixed Bond on November 16, 2007.
(al) EQ/Small Company Index was substituted for Dreyfus IP Small Cap Stock Index on November 16, 2007.
(am) EQ/Van Kampen Mid Cap Growth was substituted for Alger American MidCap Growth on November 16, 2007.
(an) Franklin Income Securities was substituted for Alger American Balanced on November 16, 2007.
(ao) Franklin Income Securities was substituted for MFS Total Return on November 16, 2007.
(ap) Franklin Income Securities was substituted for T.Rowe Price Personal Strategy Balanced on November 16, 2007.
(aq) Units were made available for sale on April 27, 2007.
(ar) Units were made available for sale on August 17, 2007.
(as) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009. (See Note 6)
(at) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009. (See Note 6)
(au) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009. (See Note 6)
(av) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009. (See Note 6)
(aw) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009. (See Note 6)
(ax) Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18, 2009. (See Note 6)
(ay) Units were made available for sale on September 18, 2009.
(az) EQ/Core Bond Index replaced EQ/Bond Index due to a fund merger on September 25, 2009. (See Note 6)
(ba) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009. (See Note 6)
(bb) EQ/Intermediate Government Bond Index replaced EQ/Government Securities due to a fund merger on September 25, 2009. (See Note 6)
(bc) EQ/Quality Bond PLUS replaced EQ/Caywood Scholl High Yield Bond due to a fund merger on September 25, 2009. (See Note 6)

                   FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                   INDEX TO FINANCIAL STATEMENTS AND SCHEDULES

                     MONY LIFE INSURANCE COMPANY OF AMERICA

Report of Independent Registered Public Accounting Firm...................   F-1

Financial Statements:
   Balance Sheets, December 31, 2009 and December 31, 2008 ...............   F-2
   Statements of Earnings (Loss), Years Ended December 31,
     2009, 2008 and 2007..................................................   F-3
   Statements of Shareholder's Equity and Comprehensive Income (Loss),
     Years Ended December 31, 2009, 2008 and 2007.........................   F-4
   Statements of Cash Flows, Years Ended December 31, 2009,
     2008 and 2007........................................................   F-5
   Notes to Financial Statements..........................................   F-6

             Report of Independent Registered Public Accounting Firm


To the Board of Directors and Shareholder of MONY Life Insurance Company of America


In our opinion, the accompanying balance sheets and the related statements of earnings (loss), of shareholder's equity and comprehensive income (loss) and of cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company of America (the "Company") at December 31, 2009 and 2008 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Financial Statements, the Company changed its methods of accounting for recognition and presentation of other-than-temporary impairment losses on April 1, 2009, fair value measurement on January 1, 2008 and for uncertainty in income taxes on January 1, 2007.





/s/ PricewaterhouseCoopers LLP
New York, New York

March 10, 2010

                                            MONY LIFE INSURANCE COMPANY OF AMERICA
                                                         BALANCE SHEETS
                                                   DECEMBER 31, 2009 AND 2008

                                                                                           2009              2008
                                                                                     ----------------- ------------------
                                                                                               (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities available for sale, at fair value..............................  $        1,962.0  $      1,690.2
   Mortgage loans on real estate...................................................             149.1           176.2
   Policy loans....................................................................             124.6           122.4
   Other invested assets...........................................................              81.4            85.2
                                                                                     ----------------- ------------------
     Total investments.............................................................           2,317.1         2,074.0
Cash and cash equivalents..........................................................              56.9           115.9
Amounts due from reinsurers........................................................             135.8           174.8
Deferred policy acquisition costs..................................................             173.8           151.7
Value of business acquired.........................................................             147.5           222.4
Other assets.......................................................................              29.6            43.1
Separate Accounts' assets..........................................................           1,832.2         1,726.8
                                                                                     ----------------- ------------------

TOTAL ASSETS ......................................................................  $        4,692.9  $      4,508.7
                                                                                     ================= ==================

LIABILITIES
Policyholders' account balances....................................................  $        1,773.9  $      1,822.1
Future policy benefits and other policyholders liabilities.........................             360.1           397.3
Other liabilities..................................................................              37.0            66.1
Note payable to affiliate..........................................................              19.7            23.6
Income taxes payable...............................................................              99.9            22.4
Separate Accounts' liabilities.....................................................           1,832.2         1,726.8
                                                                                     ----------------- ------------------
     Total liabilities.............................................................           4,122.8         4,058.3
                                                                                     ----------------- ------------------
Commitments and contingent liabilities (Notes 2, 5, 8, 9, and 13)

SHAREHOLDER'S EQUITY
Common stock, $1.00 par value; 5.0 million shares authorized,
   2.5 million issued and outstanding..............................................               2.5             2.5
Capital in excess of par value.....................................................             511.8           510.8
Retained earnings..................................................................              66.8            55.5
Accumulated other comprehensive loss...............................................             (11.0)         (118.4)
                                                                                     ----------------- ------------------
     Total shareholder's equity....................................................             570.1           450.4
                                                                                     ----------------- ------------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY.........................................  $        4,692.9  $      4,508.7
                                                                                     ================= ==================



                       See Notes to Financial Statements.


                                             MONY LIFE INSURANCE COMPANY OF AMERICA
                                                  STATEMENTS OF EARNINGS (LOSS)
                                          YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                2009                2008                2007
                                                         ------------------- ------------------- --------------------
                                                                                (IN MILLIONS)
REVENUES
Variable life and investment-type product
    policy fee income..................................   $        129.5     $          147.4    $          160.7
Premiums...............................................             39.5                 44.6                45.8
Net investment income..................................            121.7                126.3               137.3
Investment losses, net:................................
   Total other-than-temporary impairment losses........            (52.7)               (38.4)              (19.8)
   Portion of loss recognized in other
    comprehensive income...............................               .2                  -                   -
                                                         ------------------- ------------------- --------------------
      Net impairment losses recognized.................            (52.5)               (38.4)              (19.8)
   Other investment losses, net........................             (3.0)                 (.4)               (2.2)
                                                         ------------------- ------------------- --------------------
      Total investment losses, net.....................            (55.5)               (38.8)              (22.0)
                                                         ------------------- ------------------- --------------------
Other income...........................................             10.8                 10.1                16.1
(Decrease) increase in fair value of
    reinsurance contracts..............................             (6.9)                 8.4                 -
                                                         ------------------- ------------------- --------------------
      Total revenues...................................            239.1                298.0               337.9
                                                         ------------------- ------------------- --------------------
BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits................................             84.0                119.6               100.1
Interest credited to policyholders' account balances...             70.8                 73.4                79.5
Compensation and benefits..............................             26.2                 29.1                21.4
Commissions............................................             30.8                 43.0                44.9
Interest expense.......................................              1.5                  1.7                 2.0
Amortization of deferred policy acquisition costs and
    value of business acquired.........................             23.4                 88.0                74.2
Capitalization of deferred policy acquisition costs....            (28.9)               (36.6)              (36.4)
Rent expense...........................................              3.8                  4.7                 3.6
Other operating costs and expenses.....................             25.8                 35.4                33.8
                                                         ------------------- ------------------- --------------------
      Total benefits and other deductions..............            237.4                358.3               323.1
                                                         ------------------- ------------------- --------------------
Earnings (loss) before income taxes....................              1.7                (60.3)               14.8
Income taxes benefit (expense).........................              3.2                 (5.8)               (1.1)
                                                         ------------------- ------------------- --------------------
Net Earnings (Loss)....................................   $          4.9     $          (66.1)   $           13.7
                                                         =================== =================== ====================




                       See Notes to Financial Statements.


                                             MONY LIFE INSURANCE COMPANY OF AMERICA
                               STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME (LOSS)
                                          YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007


                                                                             2009               2008               2007
                                                                       ----------------- ------------------ -------------------
                                                                                            (IN MILLIONS)
SHAREHOLDER'S EQUITY
Common stock, at par value, beginning and end of year..............    $         2.5      $          2.5     $          2.5
                                                                       ----------------- ------------------ -------------------

Capital in excess of par value, beginning of year..................            510.8               501.7              498.5
Changes in capital in excess of par value..........................              1.0                 9.1                3.2
                                                                       ----------------- ------------------ -------------------
Capital in excess of par value, end of year........................            511.8               510.8              501.7
                                                                       ----------------- ------------------ -------------------

Retained earnings, beginning of year...............................             55.5               121.6              107.9
Net earnings (loss)................................................              4.9               (66.1)              13.7
Impact of implementing new accounting guidance, net of taxes.......              6.4                 -                  -
                                                                       ----------------- ------------------ -------------------
Retained earnings, end of year.....................................             66.8                55.5              121.6
                                                                       ----------------- ------------------ -------------------

Accumulated other comprehensive loss, beginning of year............           (118.4)              (26.5)             (11.1)
Impact of implementing new accounting guidance, net of taxes.......             (6.4)                -                  -
Other comprehensive income (loss)..................................            113.8               (91.9)             (15.4)
                                                                       ----------------- ------------------ -------------------
Accumulated other comprehensive loss, end of year..................            (11.0)             (118.4)             (26.5)
                                                                       ----------------- ------------------ -------------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR............................    $       570.1      $        450.4     $        599.3
                                                                       ================= ================== ===================

COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)...........................................         $         4.9      $        (66.1)    $         13.7
                                                                       ----------------- ------------------ -------------------

Change in unrealized gains (losses),
  net of reclassification adjustment..........................                 113.8               (91.9)             (15.4)
                                                                       ----------------- ------------------ -------------------
Other comprehensive income (loss).............................                 113.8               (91.9)             (15.4)
                                                                       ----------------- ------------------ -------------------
Comprehensive Income (Loss)...................................         $       118.7      $       (158.0)    $         (1.7)
                                                                       ================= ================== ===================



                       See Notes to Financial Statements.


                                             MONY LIFE INSURANCE COMPANY OF AMERICA
                                                    STATEMENTS OF CASH FLOWS
                                          YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                                      2009              2008              2007
                                                                                ---------------  ----------------- -----------------
                                                                                                    (IN MILLIONS)

Net earnings (loss)............................................................ $         4.9     $        (66.1)   $          13.7
   Adjustments to reconcile net earnings (loss) to net cash (used in)
   provided by operating activities:
      Interest credited to policyholders' account balances.....................          70.8               73.4               79.5
      Variable life and investment-type product policy fee income..............        (129.5)            (147.4)            (160.7)
      Change in accrued investment income......................................            .7                1.0                2.1
      Investment losses, net...................................................          55.5               38.8               22.9
      Change in deferred policy acquisition costs and
        value of business acquired.............................................          (5.5)              51.4               37.8
      Change in fair value of guaranteed minimum income benefit
        reinsurance contract...................................................           6.9               (8.4)               -
      Change in future policy benefits.........................................          (4.8)              12.6               15.9
      Change in other policyholders liabilities................................          (4.3)              34.7               (8.0)
      Change in income tax payable.............................................          16.0               19.9               (3.7)
      Provision for depreciation and amortization..............................           5.7                6.7                7.7
      Dividend from AllianceBernstein..........................................           4.5                4.7                6.4
      Other, net...............................................................         (21.4)               8.0                7.4
                                                                                ---------------  ----------------- -----------------
Net cash (used in) provided by operating activities............................           (.5)              29.3               21.0
                                                                                ---------------  ----------------- -----------------
Cash flows from investing activities:
    Maturities and repayments of fixed maturities and mortgage loans...........         106.4              190.1              261.1
    Sales of investments.......................................................          93.4               30.7               69.0
    Purchases of investments...................................................        (265.8)            (128.4)            (260.4)
    Other, net.................................................................          (4.8)              (4.5)             (14.8)
                                                                                ---------------  ----------------- -----------------

Net cash (used in) provided by investing activities............................         (70.8)              87.9               54.9
                                                                                ---------------  ----------------- -----------------
Cash flows from financing activities:
   Policyholders' account balances:
      Deposits.................................................................         176.0              287.0              334.0
      Withdrawals and transfers to Separate Accounts...........................        (159.8)            (337.2)            (416.0)
   Repayments of note to affiliate.............................................          (3.9)              (3.6)              (3.4)
   Other, net  ................................................................           -                  -                  3.2
                                                                                ---------------  ----------------- -----------------

Net cash provided by (used in) financing activities............................          12.3              (53.8)             (82.2)
                                                                                ---------------  ----------------- -----------------

Change in cash and cash equivalents............................................         (59.0)              63.4               (6.3)
Cash and cash equivalents, beginning of year...................................         115.9               52.5               58.8
                                                                                ---------------  ----------------- -----------------

Cash and Cash Equivalents, End of Year......................................... $        56.9     $        115.9    $          52.5
                                                                                ===============  ================= =================
Supplemental cash flow information:
   Interest Paid............................................................... $         1.5     $          1.7    $           2.0
                                                                                ===============  ================= =================
Schedule of non-cash financing activities:
   Shared-based Programs....................................................... $         1.0     $           .7    $           3.1
                                                                                ===============  ================= =================


                       See Notes to Financial Statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                          NOTES TO FINANCIAL STATEMENTS


1)    ORGANIZATION

      MONY Life Insurance Company of America ("MLOA") is an Arizona stock life insurance company. MLOA's primary business is providing life insurance and annuity products to both individuals and businesses. MLOA is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY Life"). MONY Life is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, which is a downstream holding company of AXA Financial, Inc. ("AXA Financial" and together with its consolidated subsidiaries "AXA Financial Group"). AXA Financial is a wholly owned subsidiary of AXA, a French parent company for an international group of insurance and related financial services companies.


2)    SIGNIFICANT ACCOUNTING POLICIES

      Basis of Presentation
      ---------------------

      The preparation of the accompanying financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The accompanying financial statements reflect all adjustments necessary in the opinion of management for a fair statement of the financial position of MLOA and its results of operations and cash flows for the periods presented.

      The years "2009", "2008" and "2007" refer to the years ended December 31, 2009, 2008 and 2007, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform to the current presentation.

      Accounting Changes
      ------------------

      Beginning second quarter 2009, MLOA implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For Available for Sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings as an OTTI if management intends to sell the debt security or more likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

      The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings, as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in other comprehensive income ("OCI"). In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings.

      As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities then held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $6.4 million as of that date with a corresponding decrease to accumulated other comprehensive income ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $13.6 million, that is the amount of the cumulative effect adjustment, pre-DAC and tax. The fair value of AFS debt securities at April 1, 2009 was not changed as a result of the implementation of this guidance.

      (Loss) earnings from continuing operations, net of income taxes, and Net
      (loss) earnings attributable to MLOA for 2009 reflected increases of $0.2 million from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The financial statements have been modified to separately present the total OTTI recognized in Investment (losses) gains, net with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the statements of earnings, and to present the OTTI recognized in AOCI on the face of the statements of shareholder's equity and comprehensive income for all periods subsequent to adoption of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows and credit losses, including the methodologies and significant inputs used to determine those amounts.

      Effective April 1, 2009, MLOA implemented additional guidance related to fair value measurements and disclosures when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This modification retains the "exit price" objective of fair value measurement and provides specific factors to consider for distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Beginning in fourth quarter 2008, MLOA concluded under previous guidance that markets for certain Commercial Mortgage-backed Securities ("CMBS") were inactive and, consequently, changed its methodology for measuring the fair value of the CMBS to minimize reliance on market trading activity and the pricing of isolated transactions. Implementation of the revised guidance did not have an impact on MLOA's results of operations or financial position. At December 31, 2009 and 2008, the fair value of MLOA's CMBS portfolio was $63.6 million and $100.8 million.

      Effective January 1, 2008, MLOA implemented new guidance which established a single authoritative definition of fair value, set out a framework for measuring fair value, and required additional disclosures about fair value measurements. It applies only to fair value measurements that were already required or permitted under U.S. GAAP, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. MLOA's implementation of this guidance at January 1, 2008 required only a remeasurement of the fair value of the Guaranteed Minimum Income Benefits ("GMIB") reinsurance contract treated as a derivative, resulting in an increase in net loss of $0.6 million, related to an increase in the fair value of the GMIB reinsurance contract liability of $1.4 million, offset by a decrease in related DAC amortization of $0.4 million and a decrease of $0.4 million to deferred income taxes. This increase in the GMIB reinsurance contract's fair value was due primarily to updates to the capital markets assumptions and risk margins, reflective of market participant assumptions required by the exit value model of this guidance.

      Effective January 1, 2008, new guidance permitted entities to elect to measure existing eligible financial assets and liabilities at fair value under the "fair value option." The objective is to provide entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. Management elected not to adopt the fair value option.

      On February 12, 2008, the FASB deferred the effective date of the fair value framework for one year for all non-financial assets and non-financial liabilities, including goodwill and other intangible assets, except for those items that are recognized or disclosed at fair value on a recurring basis (at least annually). This deferral delayed the application of this guidance to MLOA's annual impairment testing of other intangible assets until December 31, 2009. The adoption of this guidance did not have a significant impact on the methodologies, assumptions or inputs used to measure fair value for these impairment assessments.

      Effective December 31, 2008, MLOA adopted the new guidance for beneficial interests in securitized financial interests. The guidance conformed the other-than-temporary impairment assessment for interests in securitized financial assets to the model applicable to all other debt securities by permitting reasonable management judgment of the probability to collect all projected cash flows. Debt securities with amortized cost and fair values of approximately $125.7 million and $69.0 million, respectively, at December 31, 2009 and $139.8 million and $90.0 million, respectively, at December 31, 2008 were impacted by this amendment. Adoption of this new guidance did not have an impact on MLOA's results of operations or financial position.

      On January 1, 2007, MLOA adopted new guidance for accounting by insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts. This guidance requires identification of transactions that result in a substantial change in an insurance contract. Transactions subject to review include internal contract exchanges, contract modifications via amendment, rider or endorsement and elections of benefits, features or rights contained within the contract. If determined that a substantial change has occurred, the related deferred policy acquisition costs ("DAC") and other related balances must be written off. The adoption of this guidance did not have a material impact on MLOA's results of operations or financial position.

      New Accounting Pronouncements
      -----------------------------

      On June 12, 2009, the FASB issued new guidance that eliminates the concept of qualifying special-purpose entities ("QSPEs") and their exemption from consolidation in the financial statements of a transferor of financial assets. In addition, the new guidance modifies and clarifies the conditions for derecognition of transferred financial assets, including partial transfers and subsequent measurement of retained interests. Enhanced disclosure also is required about financial asset transfers and any continuing involvement of the transferor. For calendar-year financial statements, such as those of MLOA, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010. Management does not expect the implementation will have a material effect on MLOA's financial statements.

      Also issued by the FASB on June 12, 2009 was new guidance that modifies the approach and increases the frequency for assessing whether a variable interest entity ("VIE") must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year financial statements, such as those of MLOA, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010. Earlier application is prohibited. Management is currently evaluating the impact this new guidance may have on MLOA.

      Investments
      -----------

      The carrying values of fixed maturities classified as available for sale are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment (losses) gains, net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, other perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

      As further described in Note 5, MLOA determines the fair value of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

      MLOA's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Investments Under Surveillance Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

      If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

      Mortgage loans on real estate are reported at their unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

      Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

      Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely.

      Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net.

      Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

      Policy loans are stated at unpaid principal balances.

      Partnerships and joint venture interests in which MLOA has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for the consolidation of VIEs are consolidated; those in which MLOA does not have control and a majority economic interest and those that do not meet the guidance requirements for consolidation are reported on the equity basis of accounting and are reported in Other assets. Certain partnerships report their results on a one quarter lag basis.

      Equity securities include common stock classified as available for sale securities are carried at fair value and are included in Other invested assets.

      Units in AllianceBernstein L.P. ("AllianceBernstein"), a subsidiary of AXA Financial, are carried on the equity method and reported in Other invested assets.

      Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

      Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

      All securities owned, including United States government and agency securities and mortgage-backed securities, are reported in the financial statements on a trade date basis.

      Net Investment Income, Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)
      --------------------------------------------------------------------

      Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

      Unrealized investment gains (losses) on fixed maturities and equity securities available for sale held by MLOA are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes and amounts attributable to DAC and VOBA related to variable life and investment-type products.

      Fair Value of Other Financial Instruments
      -----------------------------------------

      Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

        Level 1 Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
        Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.
        Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

      At December 31, 2009, investments classified as Level 1 comprise approximately 49.1% of invested assets measured at fair value on a recurring basis and primarily include cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

      At December 31, 2009, investments classified as Level 2 comprise approximately 48.3% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by MLOA and the resulting prices determined to be representative of exit values.

      Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2009, approximately $50.3 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2, including commercial mortgage obligations, for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

      At December 31, 2009, investments classified as Level 3 comprise approximately 2.6% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2009 were approximately $32.5 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. MLOA applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $69.1 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2009. Prior to fourth quarter 2008, pricing of these CMBS was sourced from a third party service, whose process placed significant reliance on market trading activity. Beginning in fourth quarter 2008, the lack of sufficient observable trading data made it difficult, at best, to validate prices of CMBS below the senior AAA tranche for which limited trading continued. Consequently, MLOA instead applied a risk-adjusted present value technique to the projected cash flows of these securities, as adjusted for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from the third-party service. At December 31, 2009, MLOA continued to apply this methodology to produce a more representative measure of the fair values of these CMBS holdings in the circumstances.

      Level 3 also includes the GMIB reinsurance asset that is accounted for as a derivative contract. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios. The valuation of the GMIB asset incorporates significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Incremental adjustment is made to the resulting fair values of the GMIB asset to reflect deterioration in the claims-paying ratings of counterparties to the reinsurance treaties and of MLOA, respectively. After giving consideration to collateral arrangements, MLOA made no adjustment to reduce the fair value of its GMIB asset at December 31, 2009 to recognize incremental counterparty non-performance risk.

      MLOA defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time MLOA's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

      Certain financial instruments are excluded from fair value disclosures, particularly insurance liabilities other than financial guarantees and investment contracts.

      Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral if lower.

      The fair values for MLOA's supplementary contracts not involving life contingencies ("SCNILC") and certain annuities, which are included in policyholders' account balances, are estimated using projected cash flows discounted at rates reflecting current offering rates.

      The fair values for single premium deferred annuities, included in policyholders' account balances, are estimated as the discounted value of projected cash flows. Expected cash flows are discounted back to the present at the current market rates.

      The fair value for the note payable to affiliate are determined using contractual cash flows discounted at market interest rates.

      Recognition of Insurance Income and Related Expenses
      ----------------------------------------------------

      Premiums from variable life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

      Premiums from non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

      For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

      DAC and VOBA
      ------------

      DAC. Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

      VOBA. VOBA, which arose from MLOA's 2004 acquisition by AXA Financial, was established in accordance with the purchase accounting guidance for business combinations. VOBA is the actuarially determined present value of estimated future gross profits from insurance contracts in force at the date of the acquisition. VOBA is amortized over the expected life of the contracts (approximately 10-30 years) according to the type of contract using the methods described below as applicable. VOBA is subject to loss recognition testing at the end of each accounting period.

      Amortization Policy. For variable life and investment-type products, DAC and VOBA are amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract's total life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC and VOBA of revisions to estimated gross profits or assessments is reflected in earnings in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC and VOBA amortization. Conversely, an increase in expected gross profits or assessments would slow DAC and VOBA amortization. The effect on the DAC and VOBA assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in shareholder's equity as of the balance sheet date.

      A significant assumption in the amortization of DAC and VOBA on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2009, the average gross short-term and long-term annual return estimate is 9.0% (7.2% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (13.0% net of product weighted average Separate Account fees) and 0% (1.8% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC and VOBA amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC and VOBA amortization. As of December 31, 2009, current projections of future average gross market returns assume a 0% annualized return for the next five quarters, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9.0% after eight quarters.

      In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC and VOBA amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC and VOBA amortization. Generally, life mortality experience has been improving in recent years.

      Other significant assumptions underlying gross profit estimates relate to contract persistency and General Account investment spread.

      For non-participating traditional life policies, DAC and VOBA are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

      Policyholders' Account Balances and Future Policy Benefits
      ----------------------------------------------------------

      Policyholders' account balances for variable life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

      MLOA issues certain variable annuity products with a guaranteed minimum death benefit ("GMDB") feature. MLOA also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC and VOBA. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC and VOBA amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

      For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

      For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on MLOA's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC and VOBA are written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.0% to 6.0% for life insurance liabilities and from 3.0% to 6.75% for annuity liabilities.

      Separate Accounts
      -----------------

      Generally, Separate Accounts established under Arizona State Insurance Law are not chargeable with liabilities that arise from any other business of MLOA. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which MLOA does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity.

      The investment results of Separate Accounts, including unrealized (losses) gains on which MLOA does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the statements of operations. For the years ended December 31, 2009, 2008 and 2007, investment results of such Separate Accounts were $393.9 million, $(835.3) million and $272.1 million, respectively.

      Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

      Other Accounting Policies
      -------------------------

      MLOA filed a consolidated Federal income tax return with its parent, MONY Life, and with MONY Life's other life subsidiaries. Under the life insurance provisions of the Internal Revenue Code, life insurance companies cannot file a consolidated Federal income tax return with their ultimate parent for a period of five years from the date of acquisition. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

      Discontinued operations include real estate held-for-sale.

      Real estate investments meeting the following criteria are classified as real estate held-for-sale:

         o Management having the authority to approve the action commits the organization to a plan to sell the property.
         o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.
         o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.
         o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.
         o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.
         o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

      Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

      Real estate held-for-sale is included in the Other assets line in the balance sheets. The results of operations for real estate held-for-sale in each of the three years in the period ended December 31, 2009 were not significant.

3)    INVESTMENTS

      Fixed Maturities and Equity Securities
      --------------------------------------

      The following table provides additional information relating to fixed maturities classified as available for sale; no equity securities were classified as available for sale at December 31, 2009 or 2008.

                                               AVAILABLE FOR SALE SECURITIES BY CLASSIFICATION

                                                                     GROSS            GROSS
                                                                  UNREALIZED       UNREALIZED                           OTTI
                                                AMORTIZED COST       GAINS           LOSSES         FAIR VALUE       IN AOCI(3)
                                               ----------------  ---------------- ---------------- ---------------- --------------
                                                                                 (IN MILLIONS)
DECEMBER 31, 2009:
------------------
Fixed Maturities:
   Corporate...............................      $    1,588.9    $       72.6     $       18.9     $    1,642.6     $        -
   U.S. Treasury, government
     and agency............................              71.5             1.1              2.2             70.4              -
   States and political subdivisions.......              19.4             -                1.3             18.1              -
   Foreign governments.....................               4.1              .1               .1              4.1              -
   Commercial mortgage-backed..............             120.2             -               56.7             63.5               .2
   Residential mortgage-backed (1).........              49.0             1.2              -               50.2              -
   Asset-backed (2)........................               9.7              .6               .1             10.2              -
   Redeemable preferred stock..............             123.4             -               20.5            102.9              -
                                               ----------------  ---------------- ---------------- ---------------- --------------
Total at December 31, 2009.................      $    1,986.2    $       75.6     $       99.8     $    1,962.0     $         .2
                                               ================  ================ ================ ================ ==============
December 31, 2008
-----------------
Fixed Maturities:
   Corporate...............................      $    1,565.7    $       10.7     $      150.5     $    1,425.9
   U.S. Treasury, government
     and agency............................              47.8             3.3              -               51.1
   States and political subdivisions.......               2.9             -                 .4              2.5
   Foreign governments.....................               4.1              .5              -                4.6
   Commercial mortgage-backed..............             149.7             -               48.9            100.8
   Residential mortgage-backed (1).........              17.9              .7              -               18.6
   Asset-backed (2)........................               9.8             -                2.0              7.8
   Redeemable preferred stock..............             136.7             -               57.8             78.9
                                               ----------------  ---------------- ---------------- ----------------
Total at December 31, 2008.................      $    1,934.6    $       15.2     $      259.6     $    1,690.2
                                               ================  ================ ================ ================

      (1) Includes publicly traded agency pass-through securities and collateralized mortgage obligations
      (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans
      (3) Amounts represent OTTI losses in AOCI, which were not included in earnings as a result of the adoption of new guidance on April 1, 2009

      The contractual maturities of AFS fixed maturities at December 31, 2009 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                                        AVAILABLE FOR SALE
                                                                                ------------------------------------
                                                                                   AMORTIZED
                                                                                     COST             FAIR VALUE
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Due in one year or less..............................................    $        46.7      $       47.2
        Due in years two through five........................................            699.5             731.4
        Due in years six through ten.........................................            772.8             793.2
        Due after ten years..................................................            164.9             163.4
                                                                                ----------------   -----------------
           Subtotal..........................................................          1,683.9           1,735.2
        Commercial mortgage-backed bonds.....................................            120.2              63.5
        Residential mortgage-backed bonds....................................             49.0              50.2
        Asset-backed bonds                                                                 9.7              10.2
                                                                                ----------------   -----------------
        Total................................................................    $     1,862.8      $    1,859.1
                                                                                ================   =================


      During 2009, MLOA recognized OTTI of $52.7 million on AFS fixed maturities, comprised of $52.5 million credit losses recognized in earnings and $0.2 million non-credit related losses recognized in OCI. At December 31, 2009, no additional OTTI was recognized in earnings related to AFS fixed maturities as MLOA did not intend to sell and did not expect to be required to sell these impaired fixed maturities prior to recovering their amortized cost.

      The following table sets forth the amount of credit loss impairments on fixed maturity securities held by MLOA at the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

                                           FIXED MATURITIES - CREDIT LOSS IMPAIRMENTS
                                                          (IN MILLIONS)
      Balance at March 31, 2009.................................................................     $         -
      Cumulative adjustment related to implementing new guidance on April 1, 2009...............             (19.1)
      Previously recognized impairments on securities that matured, paid, prepaid or sold.......              18.0
      Previously recognized impairments on securities impaired to fair value this period (1)....               -
      Impairments recognized this period on securities not previously impaired..................             (52.5)
      Additional impairments this period on securities previously impaired......................               -
      Increases due to passage of time on previously recorded credit losses.....................               -
      Accretion of previously recognized impairments due to increases in expected cash flows....               -
                                                                                                    -------------------
      Balance at December 31, 2009..............................................................     $       (53.6)
                                                                                                    ===================

      (1) Represents circumstances where MLOA determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

      Net unrealized investment gains (losses) on fixed maturities and equity securities classified as available-for-sale are included in the balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                                                    DECEMBER 31,        December 31,
                                                                                        2009                2008
                                                                                   ----------------   -----------------
                                                                                              (IN MILLIONS)
         AFS Securities:
            Fixed maturities:
              With OTTI loss......................................................  $         (.4)     $         -
              All other...........................................................          (23.8)            (244.4)
            Equity securities.....................................................            -                  -
                                                                                   ----------------   -----------------
          Net Unrealized Losses...................................................  $       (24.2)     $      (244.4)
                                                                                   ================   =================

      Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:


                                       NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                                       AOCI
                                              NET                                                  DEFERRED           (LOSS)
                                          UNREALIZED                                                INCOME        RELATED TO NET
                                             GAINS                                                   TAX            UNREALIZED
                                          (LOSSES) ON         DAC AND        POLICYHOLDERS       (LIABILITY)        INVESTMENT
                                          INVESTMENTS           VOBA          LIABILITIES           ASSET         GAINS (LOSSES)
                                        ----------------   ---------------  ----------------    ---------------  -----------------
                                                                             (IN MILLIONS)
Balance, January 1, 2009..............  $         -        $          -     $          -        $          -     $            -
Cumulative impact of implementing
  new guidance on April 1, 2009.......            -                   -                -                   -                  -
Net investment gains (losses)
  arising during the year.............            (.1)                -                -                   -                  (.1)
Reclassification adjustment for
  OTTI losses:
     Included in Net earnings (loss)..            -                   -                -                   -                  -
     Excluded from
       Net earnings (loss)(1)........             (.2)                -                -                   -                  (.2)
Impact of net unrealized investment
  gains (losses) on:
     DAC and VOBA.....................            -                    .1              -                   -                   .1
     Deferred income taxes............            -                   -                -                   -                  -
     Policyholders liabilities........            -                   -                -                   -                  -
                                        ----------------   ---------------  ----------------    ---------------  -----------------
BALANCE, DECEMBER 31, 2009............  $         (.3)     $           .1   $          -        $          -     $            (.2)
                                        ================   ===============  ================    ===============  =================

      (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.


                                                  ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                                       AOCI
                                               NET                                                DEFERRED            (LOSS)
                                           UNREALIZED                                              INCOME         RELATED TO NET
                                              GAINS                                                  TAX            UNREALIZED
                                           (LOSSES) ON        DAC AND         POLICYHOLDERS      (LIABILITY)        INVESTMENT
                                           INVESTMENTS          VOBA           LIABILITIES          ASSET         GAINS (LOSSES)
                                         ----------------  ---------------   ----------------  ----------------  -----------------
                                                                               (IN MILLIONS)
Balance, January 1, 2009.............    $      (244.4)    $         62.2    $           -     $         63.8    $        (118.4)
Cumulative impact of implementing
  new guidance on April 1, 2009......            (13.6)               3.8                -                3.4               (6.4)
Net investment gains (losses)
  arising during the year............            220.6                -                  -                -                220.6
Reclassification adjustment for
  OTTI (losses):
     Included in Net earnings (loss).             13.4                -                  -                -                 13.4
     Excluded from
      Net earnings (loss)(1).........               .2                -                  -                -                   .2
Impact of net unrealized investment
  gains (losses) on:
     DAC and VOBA....................              -                (58.5)               -                -                (58.5)
     Deferred income taxes...........              -                  -                  -              (61.4)             (61.4)
     Policyholders liabilities.......              -                  -                  -                -                  -
                                         ----------------  ---------------   ----------------  ----------------  -----------------
BALANCE, DECEMBER 31, 2009...........    $       (23.8)    $          7.5    $           -     $          5.8    $         (10.5)
                                         ================  ===============   ================  ================  =================


      (1) Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings for securities with no prior OTTI loss.

      The following tables disclose the fair values and gross unrealized losses of the 145 issues at December 31, 2009 and the 294 issues at December 31, 2008 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                                                     DECEMBER 31, 2009
                                --------------------------------------------------------------------------------------------
                                   LESS THAN 12 MONTHS (1)         12 MONTHS OR LONGER (1)               TOTAL
                                ----------------------------- ------------------------------ -------------------------------
                                                    GROSS                           GROSS                         GROSS
                                                  UNREALIZED                     UNREALIZED                     UNREALIZED
                                  FAIR VALUE        LOSSES        FAIR VALUE       LOSSES        FAIR VALUE       LOSSES
                                ------------- --------------- ---------------- ------------- ----------------- -------------
                                                                       (IN MILLIONS)
      Fixed Maturities:
        Corporate.............. $       159.5   $       (4.4)  $      176.7    $      (14.5)  $      336.2     $    (18.9)
        U.S. Treasury,
          government and
          agency...............          39.4           (2.2)           -               -             39.4           (2.2)
        States and political
          subdivisions.........          15.3           (1.2)           1.7             (.1)          17.0           (1.3)
        Foreign governments....           1.9            (.1)           -               -              1.9            (.1)
        Commercial
          mortgage-backed......           2.8           (1.4)          60.7           (55.3)          63.5          (56.7)
        Residential
          mortgage-backed......           -              -              -               -              -              -
        Asset-backed...........           5.4            (.1)           -               -              5.4            (.1)
        Redeemable preferred
          stock................            .1            -             97.4           (20.5)          97.5          (20.5)
                                ------------- --------------- ---------------- ------------- ----------------- -------------

                                $       224.4   $       (9.4)  $      336.5    $      (90.4)  $      560.9     $    (99.8)
                                ============= =============== ================ ============= ================= =============

      (1) The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new guidance on April 1, 2009.


                                                                     December 31, 2008
                                --------------------------------------------------------------------------------------------
                                     Less Than 12 Months            12 Months or Longer                   Total
                                ----------------------------- ------------------------------ -------------------------------
                                                    Gross                          Gross                         Gross
                                                  Unrealized                    Unrealized                     Unrealized
                                  Fair Value        Losses       Fair Value       Losses        Fair Value       Losses
                                ------------- --------------- ---------------- ------------- ----------------- -------------
                                                                       (In Millions)
      Fixed Maturities:
        Corporate.............. $       790.9   $      (71.7)  $      329.2    $      (78.8)  $    1,120.1     $   (150.5)
        U.S. Treasury,
          government and
          agency...............           -              -              -               -              -              -
        States and political
          subdivisions.........           2.5            (.4)           -               -              2.5            (.4)
        Foreign governments....           -              -              -               -              -              -
        Commercial
           mortgage-backed....           14.3           (1.1)          86.5           (47.8)         100.8          (48.9)
        Residential
           mortgage-backed.....           -              -              -               -              -              -
        Asset-backed...........            .6            (.1)           2.9            (1.9)           3.5           (2.0)
        Redeemable preferred
          stock................          11.5           (7.2)          67.5           (50.6)          79.0          (57.8)
                                ------------- --------------- ---------------- ------------- ----------------- -------------

                                $       819.8   $      (80.5)  $      486.1    $     (179.1)  $    1,305.9     $   (259.6)
                                ============= =============== ================ ============= ================= =============

      MLOA's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the shareholder's equity of MLOA. MLOA maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 1.72% of total investments. The largest exposure to a single issuer of corporate securities held at December 31, 2009 and 2008 was $39.9 million and $39.8 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2009 and 2008, respectively, approximately $179.0 million and $87.7 million, or 9.0% and 4.5%, of the $1,986.2 million and $1,934.6 million aggregate amortized cost of fixed maturities held by MLOA were considered to be other than investment grade. These securities had net unrealized losses of $56.2 million and $19.0 million at December 31, 2009 and 2008, respectively.

      MLOA does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. MLOA's fixed maturity investment portfolio includes Residential Mortgage Backed Securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2009, MLOA owned $4.8 million in RMBS backed by subprime residential mortgage loans, and zero in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

      At December 31, 2009, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $7.8 million.

      For 2009, 2008 and 2007, respectively, net investment income is shown net of investment expenses of $4.6 million, $5.9 million and $7.2 million.

      Mortgage Loans
      --------------

      Impaired mortgage loans along with the related investment valuation allowances at December 31, 2009 and 2008 follow:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2009                2008
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Impaired mortgage loans with investment valuation allowances...........  $        10.6      $         -
        Impaired mortgage loans without investment valuation allowances........            -                  0.3
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgage loans.........................           10.6                0.3
        Investment valuation allowances........................................           (2.3)               -
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $         8.3      $         0.3
                                                                                ================   =================

      During 2009, 2008 and 2007, respectively, MLOA's average recorded investment in impaired mortgage loans was $6.4 million, $0.2 million and $0.8 million. Interest income recognized on impaired mortgage loans for 2009, 2008 and 2007, respectively, of $0.4 million, zero and zero.

      At December 31, 2009 and 2008, respectively, the carrying values of mortgage loans on real estate that had been classified as nonaccrual loans were $8.3 million and zero.

      Equity Investments
      ------------------

      MLOA holds equity in limited partnership interests and other equity method investments that primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2009 and 2008 were $2.7 million and $2.9 million, respectively.

      The following table presents MLOA's investment in 2.6 million units in AllianceBernstein, an affiliate, which is included in Other invested assets:

                                                                                        2009                2008
                                                                                   ----------------   -----------------
                                                                                              (IN MILLIONS)

        Balance at January 1....................................................    $        81.7      $        49.3
        Purchase of Units.......................................................              -                 33.2
        Equity in net earnings..................................................              4.9                3.9
        Impact of issuance of AllianceBernstein Units...........................             (3.6)               -
        Dividends received......................................................             (4.5)              (4.7)
                                                                                   ----------------   -----------------
        Balance at December 31..................................................    $        78.5      $        81.7
                                                                                   ================   =================


4)    VALUE OF BUSINESS ACQUIRED

      The following presents MLOA's VOBA asset at December 31, 2009 and 2008:

                                                                      LESS:
                                                  GROSS            ACCUMULATED
                                                CARRYING          AMORTIZATION
                                                 AMOUNT          AND OTHER (1)            NET
                                            ------------------ ------------------- ------------------
                                                                 (IN MILLIONS)
 VOBA
 ----
   DECEMBER 31, 2009......................  $       416.5      $      (269.0)      $        147.5
                                            ================== =================== ==================

   December 31, 2008......................  $       416.5      $      (194.1)      $        222.4
                                            ================== =================== ==================

      (1) Includes reactivity to unrealized investment gains (losses) and impact of the December 31, 2005 MODCO recapture.

      For 2009, 2008 and 2007, total amortization expense related to VOBA was $16.6 million, $58.1 million and $59.7 million, respectively. VOBA amortization is estimated to range between $25.5 million and $14.0 million annually through 2014.

5)    FAIR VALUE DISCLOSURES

      Assets measured at fair value on a recurring basis are summarized below as of the dates indicated:

                                          FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2009

                                                  LEVEL 1             LEVEL 2            LEVEL 3              TOTAL
                                              ----------------    ----------------    ---------------    ----------------
                                                                            (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities available-for-sale..
      Corporate.........................      $          -        $       1,618.9     $         23.7     $      1,642.6
      U.S. Treasury, government
        and agency......................                 -                   70.4                -                 70.4
      States and political subdivisions.                 -                   18.1                -                 18.1
      Foreign governments...............                 -                    4.1                -                  4.1
      Commercial mortgage-backed........                 -                    -                 63.5               63.5
      Residential mortgage-backed(1)....                 -                   50.2                -                 50.2
      Asset-backed(2)...................                 -                    4.7                5.5               10.2
      Redeemable preferred stock........                17.3                 80.0                5.6              102.9
                                              ----------------    ----------------    ---------------    ----------------
        Subtotal........................                17.3              1,846.4               98.3            1,962.0
                                              ----------------    ----------------    ---------------    ----------------
   Other equity investments.............                  .8                  -                  -                   .8
Cash equivalents........................                51.5                  -                  -                 51.5
GMIB reinsurance contracts..............                 -                    -                  1.4                1.4
Separate Accounts' assets...............             1,817.5                 14.7                -              1,832.2
                                              ----------------    ----------------    ---------------    ----------------
      Total Assets......................      $      1,887.1      $       1,861.1     $         99.7     $       3,847.9
                                              ================    ================    ===============    ================

(1) Includes publicly traded agency pass-through securities and collateralized obligations.
(2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.


                                            Fair Value Measurements At December 31, 2008

                                                 Level 1             Level 2            Level 3               Total
                                             ----------------    ----------------   ----------------    ------------------
                                                                            (In Millions)
ASSETS
Investments:
    Fixed maturities available-for-sale      $         12.7      $       1,535.0    $         142.5     $       1,690.2
    Other equity investments..........                   .5                  -                  -                    .5
Cash equivalents......................                109.4                  -                  -                 109.4
GMIB reinsurance contracts............                  -                    -                  8.3                 8.3
Separate Accounts' assets.............              1,712.3                 14.5                -               1,726.8
                                             ----------------    ----------------   ----------------    ------------------
      Total Assets....................       $      1,834.9      $       1,549.5    $         150.8     $        3,535.2
                                             ================    ================   ================    ==================

      The table below presents a reconciliation for all Level 3 assets at December 31, 2009 and 2008, respectively.

                                                                  LEVEL 3 INSTRUMENTS
                                                                FAIR VALUE MEASUREMENTS
                                                                     (IN MILLIONS)

                                                        US        STATE AND
                                                     TREASURY,    POLITICAL                 COMMERCIAL     RESIDENTIAL
                                                     GOVT AND       SUB-      FOREIGN       MORTGAGE-       MORTGAGE-
                                        CORPORATE     AGENCY      DIVISIONS     GOVTS         BACKED         BACKED     ASSET-BACKED
                                      ------------  -----------  ----------- -----------  --------------  ------------  ------------
Full Year 2009:
Balance, January 1, 2009...........   $     51.1    $      -     $      -     $      -    $        86.5    $      -      $     4.9
Total gains (losses), realized and
  unrealized, included in:
Earnings as:
Net investment income..............          (.1)          -            -            -               .3           -            -
Investment gains (losses), net.....          -             -            -            -            (14.3)          -           (5.0)
(Decrease) increase in the fair
  value of the reinsurance
  contracts........................          -             -            -            -              -             -            -
                                      ------------  -----------  ----------- -----------  --------------  ------------  ------------
    Subtotal.......................          (.1)          -            -            -            (14.0)          -           (5.0)
                                      ------------  -----------  ----------- -----------  --------------  ------------  ------------
Other comprehensive income.........          1.3           -            -            -             (9.0)          -             .7
Purchases/issuances................          -             -            -            -              -             -            -
Sales/settlements..................         (7.6)          -            -            -              -             -            4.9
Transfers into/out
  of Level 3 (2)...................        (21.0)          -            -            -              -             -            -
                                      ------------  -----------  ----------- -----------  --------------  ------------  ------------
BALANCE, DEC. 31, 2009.........       $     23.7    $      -     $      -     $      -    $        63.5    $      -      $     5.5
                                      ============  ============ =========== ===========  ==============  ============  ============

      (1)  Includes Trading securities' Level 3 amount.
      (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                    REDEEM-
                                      ABLE              OTHER             OTHER             GMIB            SEPARATE
                                   PREFERRED            EQUITY           INVESTED       REINSURANCE         ACCOUNTS
                                     STOCK          INVESTMENTS(1)        ASSETS         CONTRACTS           ASSETS
                                 ---------------   -----------------    -----------    ---------------    --------------
Balance, January 1, 2009.....    $         -       $         -          $        -     $         8.3      $          -
 Total gains (losses),
  realized and unrealized,
  included in:
Earnings as:
 Net investment income.......              -                 -                   -               -                   -
 Investment gains
  (losses), net..............            (25.1)              -                   -               -                   -
 (Decrease) increase
   in the fair value of the
   reinsurance contracts.....              -                 -                   -              (7.5)                -
                                 ---------------   -----------------    -----------    ---------------    --------------
     Subtotal................            (25.1)              -                   -              (7.5)                -
                                 ---------------   -----------------    -----------    ---------------    --------------
 Other comprehensive
     income..................             19.3               -                   -               -                   -
Purchases/issuances..........              -
Sales/settlements............              -                 -                   -                .6                 -
Transfers into/out of
    Level 3 (2)..............             11.4               -                   -               -                   -
                                 ---------------   -----------------    -----------    ---------------    --------------
BALANCE, DEC. 31, 2009.......    $         5.6     $         -          $        -     $         1.4      $          -
                                 ===============   =================    ===========    ===============    ==============

      (1)  Includes Trading securities' Level 3 amount.
      (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.


                                        Fixed
                                     Maturities            Other            Other          Separate           GMIB
                                      Available           Equity           Invested        Accounts       Reinsurance
                                      For Sale        Investments(1)        Assets          Assets         Contracts
                                    --------------    ----------------    -----------    -------------   ---------------
 Balance, Dec. 31, 2007.......      $      167.0      $        -          $     -        $      -        $          (.1)
  Impact of adopting
   fair value guidance
   included in earnings ......               -                 -                -               -                  (1.4)
                                    --------------    ----------------    -----------    -------------   ---------------
  Balance, Jan. 1, 2008.......             167.0               -                -               -                  (1.5)
                                    --------------    ----------------    -----------    -------------   ---------------
  Total gains (losses),
    realized and unrealized,
    included in:
     Earnings as:
      Net investment income...               (.2)              -                -               -                   -
      Investment gains
       (losses), net..........             (10.0)              -                -               -                   -
      (Decrease) increase in
       the fair value of the
       reinsurance contracts..               -                 -                -               -                   9.0
                                    --------------    ----------------    -----------    -------------   ---------------
            Subtotal..........             (10.2)              -                -               -                   9.0
                                    --------------    ----------------    -----------    -------------   ---------------
     Other comprehensive
      income..................             (24.4)              -                -               -                   -
   Purchases/issuances and
     sales/settlements, net...             (14.9)              -                -               -                    .8
  Transfers into/out of
   Level 3 (2)................              25.0               -                -               -                   -
                                    --------------    ----------------    -----------    -------------   ---------------
 Balance, Dec. 31, 2008.......      $      142.5      $        -          $     -        $      -        $          8.3
                                    ==============    ================    ===========    =============   ===============

      (1)  Includes Trading securities' Level 3 amount.
      (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

      The table below details changes in unrealized gains (losses) for 2009 and 2008 by category for Level 3 assets still held at December 31, 2009 and 2008, respectively:


                                                            EARNINGS
                                         ----------------------------------------------------
                                                            INVESTMENT          CHANGE IN
                                             NET              GAINS           FAIR VALUE OF
                                          INVESTMENT        (LOSSES),          REINSURANCE
                                            INCOME             NET              CONTRACTS              OCI
                                         --------------    --------------    ----------------     ---------------
                                                                       (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2009
STILL HELD AT DECEMBER 31, 2009:
   Change in unrealized gains
    or losses
     Fixed maturities,
      available-for-sale:
        Corporate....................    $         -       $          -      $           -        $          1.3
        U.S. Treasury, government
          and agency.................              -                  -                  -                   -
        State and political
          subdivisions...............              -                  -                  -                   -
        Foreign governments..........              -                  -                  -                   -
        Commercial
          mortgage-backed............              -                  -                  -                  (8.9)
        Residential
          mortgage-backed............              -                  -                  -                   -
        Asset-backed.................              -                  -                  -                    .7
        Redeemable preferred stock...              -                  -                  -                  19.2
                                         --------------    --------------    ----------------     ---------------
            Subtotal.................              -                  -                  -                  12.3
                                         --------------    --------------    ----------------     ---------------
     Equity securities,
      available-for-sale.............              -                  -                  -                   -
     Other equity investments........              -                  -                  -                   -
     Cash equivalents................              -                  -                  -                   -
     GMIB reinsurance contracts......              -                  -                 (6.9)                -
     Separate Accounts' assets.......              -                  -                  -                   -
                                         --------------    --------------    ----------------     ---------------
         Total.......................    $         -       $          -      $          (6.9)     $         12.3
                                         ==============    ==============    ================     ===============


                                                            Earnings
                                         ----------------------------------------------------
                                                            Investment          Change in
                                             Net              Gains           Fair Value of
                                          Investment        (Losses),          Reinsurance
                                            Income             Net              Contracts              OCI
                                         --------------    --------------    ----------------     ---------------
                                                                       (In Millions)
Full Year 2008:
Still Held at December 31, 2008:
   Change in unrealized gains
    or losses
     Fixed maturities,
       available-for-sale.........      $         -       $          -       $          -        $        (24.4)
     Other equity investments.....                -                  -                  -                   -
     Cash equivalents.............                -                  -                  -                   -
     GMIB reinsurance contracts...                -                  -                  8.4                 -
     Separate Accounts' assets....                -                  -                  -                   -
                                        --------------    --------------    ----------------     ---------------
         Total....................      $         -       $          -       $          8.4      $        (24.4)
                                        ==============    ===============    ================    ===============

      Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2009 and 2008, no assets were required to be measured at fair value on a non-recurring basis.

      The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3 and 7 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

                                                                                    DECEMBER 31,
                                                         -------------------------------------------------------------------
                                                                      2009                               2008
                                                         --------------------------------   --------------------------------
                                                            CARRYING                           Carrying
                                                             VALUE          FAIR VALUE          Value          Fair Value
                                                         ---------------  ---------------   ---------------  ---------------
                                                                                   (IN MILLIONS)
        Mortgage loans on real estate...................  $      149.1     $       151.5     $      176.2     $       176.9
        Policyholders liabilities: investment contracts.         320.1             317.1            326.2             334.5
        Note payable to affiliate.......................          19.7              19.7             23.6              23.6


6)    GMDB, GMIB AND NO LAPSE GUARANTEE FEATURES

      A) Variable Annuity Contracts - GMDB and GMIB
         ------------------------------------------

      MLOA has certain variable annuity contracts with GMDB and GMIB features in force that guarantee one of the following:

         o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

         o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

         o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or

         o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit which may include a five year or an annual reset.

      The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                                                    GMDB                GMIB              TOTAL
                                                              ----------------   -----------------  -----------------
                                                                                  (IN MILLIONS)
Balance at January 1, 2007...................................  $         .7       $         .4       $         1.1
   Paid guarantee benefits ..................................          (1.3)               -                  (1.3)
   Other changes in reserve..................................           1.8                 .1                 1.9
                                                              ----------------   -----------------  -----------------
Balance at December 31, 2007.................................           1.2                 .5                 1.7
   Paid guarantee benefits...................................          (2.3)               -                  (2.3)
   Other changes in reserve..................................           6.7                2.5                 9.2
                                                              ----------------   -----------------  -----------------
Balance at December 31, 2008.................................           5.6                3.0                 8.6
   Paid guarantee benefits...................................          (2.4)               -                  (2.4)
   Other changes in reserve..................................           1.9                (.4)                1.5
                                                              ----------------   -----------------  -----------------
Balance at December 31, 2009.................................  $        5.1       $        2.6       $         7.7
                                                              ================   =================  =================

      Related GMDB reinsurance ceded amounts were:


                                                           GMDB
                                                     ----------------
                                                      (IN MILLIONS)

Balance at January 1, 2007..........................  $         .6
  Paid guarantee benefits ceded.....................           (.3)
  Other changes in reserve..........................            .9
                                                     ----------------
Balance at December 31, 2007........................           1.2
  Paid guarantee benefits...........................           (.6)
  Other changes in reserve..........................           2.2
                                                     ----------------
Balance at December 31, 2008........................           2.8
   Paid guarantee benefits..........................           (.4)
   Other changes in reserve.........................            .4
                                                     ----------------
Balance at December 31, 2009........................  $        2.8
                                                     ================

      The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

      The December 31, 2009 values for those variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                           RETURN
                                             OF
                                          PREMIUM        RATCHET         ROLL-UP         COMBO          TOTAL
                                       ------------ -------------- ---------------- ------------- ---------------
                                                                      (IN MILLIONS)
GMDB:
  Account values invested in:
      General Account..............     $     136      $     191             N/A      $       27     $      354
      Separate Accounts............     $     436      $     599             N/A      $       97     $    1,132
  Net amount at risk, gross........     $       8      $     136             N/A      $       33     $      177
  Net amount at risk, net of
     amounts reinsured.............     $       8      $      97             N/A      $        1     $      106
  Average attained age of
    contractholders................            64.0           64.2           N/A              63.7           64.1
  Percentage of contractholders
    over age 70....................            21.5%          21.1%          N/A              17.4%          21.1%
  Range of contractually specified
    interest rates.................           N/A            N/A             N/A               5.0%           5.0%

GMIB:
  Account values invested in:
      General Account..............           N/A            N/A      $       27             N/A     $       27
      Separate Accounts............           N/A            N/A      $       97             N/A     $       97
  Net amount at risk, gross........           N/A            N/A      $        4             N/A     $        4
  Net amount at risk, net of
     amounts reinsured.............           N/A            N/A      $        -             N/A     $        -
  Weighted average years
     remaining until
     annuitization.................           N/A            N/A               2.9           N/A              2.9
  Range of contractually specified
     interest rates................           N/A            N/A               5.0%          N/A              5.0%

      B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features
         -----------------------------------------------------------------------

      The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option which is part of the General Account and variable investment options which invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                       INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                                            DECEMBER 31,
                                                                                 ----------------------------------
                                                                                      2009               2008
                                                                                 ----------------  ----------------
                                                                                            (IN MILLIONS)
      GMDB:
      -----
         Equity.................................................................  $      917        $       843
         Fixed income...........................................................         134                187
         Balanced...............................................................          21                 23
         Other..................................................................          60                 76
                                                                                 ----------------  ----------------
         Total..................................................................  $    1,132        $     1,129
                                                                                 ================  ================

      GMIB:
      -----
         Equity.................................................................  $       73        $        68
         Fixed income...........................................................          17                 19
         Balanced...............................................................           -                  -
         Other..................................................................           7                  6
                                                                                 ----------------  ----------------
         Total..................................................................  $       97        $        93
                                                                                 ================  ================

      C) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee
          ---------------------------------------------------------

      The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements. At both December 31, 2009 and 2008, MLOA had liabilities of $0.5 million for no lapse guarantees reflected in the General Account in future policy benefits and other policyholders liabilities.


7)    REINSURANCE

      MLOA uses a variety of indemnity reinsurance agreements with reinsurers to control its loss exposure. Under the terms of these reinsurance agreements, the reinsurer is obligated to reimburse MLOA for the portion of paid claims ceded to it in accordance with the applicable reinsurance agreement. However, MLOA remains contingently liable for all benefits payable should the reinsurers fail to meet their obligations to MLOA. Life insurance business written by MLOA was ceded under various reinsurance contracts. MLOA's general practice was to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for second-to-die products. For its variable annuity products, MLOA retained 100% of the risk in connection with the return of premium death benefit. The benefits in connection with guaranteed minimum death benefits in excess of the return of premium benefit, which are offered under certain of MLOA's annuity contracts, were 100% reinsured up to specified limits. Benefits in connection with the earnings increase benefit rider under the new MLOA variable annuity are similarly reinsured. The guaranteed minimum income benefit in the new variable annuity product was 100% reinsured up to individual and aggregate limits as well as limits that are based on benefit utilization.

      MLOA reinsures most of its new variable life policies on an excess of retention basis. MLOA continues its practice of maintaining a maximum of $4.0 million on single-life policies and $6.0 million on second-to-die policies. For amounts applied for in excess of those limits, reinsurance is ceded to AXA Equitable Life Insurance Company ("AXA Equitable"), an affiliate and wholly-owned subsidiary of AXA Financial, up to a combined maximum of $20.0 million on single-life policies and $25.0 million on second-to-die policies. For amounts applied in excess of those limits, reinsurance from unaffiliated third parties is now sought. A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

      At December 31, 2009 and 2008, respectively, reinsurance recoverables related to insurance contracts amounted to $135.8 million and $174.8 million, of which $58.3 million and $57.9 million relates to one specific reinsurer.

      The following table summarizes the effect of reinsurance:

                                                                   2009              2008              2007
                                                             ----------------- ------------------- ---------------
                                                                                 (IN MILLIONS)
                 Direct premiums............................ $         69.7    $          75.2     $       82.3
                 Assumed....................................             .7                3.5              -
                 Reinsurance ceded..........................          (30.9)             (34.1)           (36.5)
                                                             ----------------- ------------------- ----------------
                 Premiums................................... $         39.5    $          44.6     $       45.8
                                                             ================= =================== ================

                 Variable Life and Investment-type
                    Product Policy Fee Income Ceded......... $         30.4    $          32.4     $       32.9
                                                             ================= =================== ================
                 Policyholders' Benefits Ceded.............. $         28.9    $          86.0     $       47.6
                                                             ================= =================== ================


8)    RELATED PARTY TRANSACTIONS

      Under its service agreement with AXA Equitable, personnel services, employee benefits, facilities, supplies and equipment are provided to MLOA to conduct its business. The associated costs related to the service agreement are allocated to MLOA based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support MLOA. As a result of such allocations, MLOA incurred expenses of $45.7 million, $57.1 million and $45.9 million for 2009, 2008 and 2007, respectively. At December 31, 2009 and 2008, respectively, MLOA reported an $8.4 million and $8.2 million payable to AXA Equitable in connection with its service agreement.

      Various AXA affiliates cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Cessions, an AXA affiliated reinsurer. AXA Cessions, in turn, retrocedes a quota share portion of these risks to AXA Equitable and, beginning in 2008, MLOA on a one-year term basis. Premiums earned in 2009 and 2008 under this arrangement totaled approximately $1.0 million and $2.5 million, respectively. Claims and expenses paid in the same respective periods of 2009 and 2008 were $1.0 million and $2.1 million, respectively.

      As more fully described in Note 7, MLOA ceded new variable life policies on an excess of retention basis with AXA Equitable and reinsured the no lapse guarantee riders through AXA Bermuda. MLOA reported $0.4 million and $0.4 million of ceded premiums for 2009 and 2008, respectively.

      In addition to the AXA Equitable service agreement, MLOA has various other service and investment advisory agreements with affiliates. The amount of expenses incurred by MLOA related to these agreements were $2.0 million, $2.2 million, and $2.2 million for 2009, 2008 and 2007, respectively.

      On March 5, 1999, MLOA borrowed $50.5 million from MONY Benefit Management Corp. ("MBMC"), an affiliate, in exchange for a note payable in the same amount. The note bears interest at 6.8% per annum and matures on March 5, 2014. Principal and interest are payable quarterly to MBMC. The carrying value of the note was $19.7 million and $23.6 million at December 31, 2009 and 2008, respectively.


9)    SHARE-BASED COMPENSATION

      For 2009, 2008 and 2007, respectively, MLOA recognized compensation costs of $1.3 million, $1.3 million and $3.9 million, for share-based payment arrangements and $0.4 million, $0.7 million and $1.1 million related to employee stock options.

      At December 31, 2009, approximately $0.4 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by MLOA over a weighted average period of 4.2 years.

      On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee of AXA for purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees of AXA Financial's subsidiaries was approximately $0.7 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2009, MLOA recognized compensation expense of approximately $0.1 million in respect of this grant of AXA Miles. Provided certain performance targets are achieved, an additional allocation of 50 AXA Miles per employee will be considered for award in 2010 or 2011 under terms then-to-be-determined and approved by the AXA Management Board.


10)   NET INVESTMENT INCOME AND INVESTMENT LOSSES, NET

      The following table breaks out Net investment income by asset category:

                                                           2009              2008              2007
                                                    ------------------ ----------------- ------------------
                                                                         (IN MILLIONS)
          Fixed maturities..........................  $        107.1     $       111.1    $       116.3
          Mortgage loans on real estate.............            11.4              13.1             17.1
          Policy loans..............................             7.9               7.5              7.1
          Derivative instruments....................             -                (1.0)              .5
          Other equity investments..................             (.4)              (.7)             (.6)
          Other investment income...................              .3               2.2              4.1
                                                    ------------------ ----------------- ------------------

          Gross investment income...................           126.3             132.2            144.5
          Investment expenses.......................            (4.6)             (5.9)            (7.2)
                                                    ------------------ ----------------- ------------------

          Net Investment Income.....................  $        121.7     $       126.3    $       137.3
                                                     ================= ================= ==================

      Investment losses, net including changes in the valuation allowances are as follows:

                                                               2009             2008              2007
                                                        ------------------ ----------------- ------------------
                                                                            (IN MILLIONS)
             Fixed maturities.......................... $        (53.2)    $      (38.7)     $     (22.0)
             Mortgage loans on real estate.............           (2.3)             (.1)             -
                                                        ------------------ ----------------- ------------------
             Investment Losses, Net.................... $        (55.5)    $      (38.8)     $     (22.0)
                                                        =================  ================= ==================

      Writedowns of fixed maturities totaled to $52.5 million, $38.4 million and $19.8 million in 2009, 2008 and 2007, respectively. There were no writedowns of mortgage loans on real estate and equity real estate for 2009, 2008 and 2007.

      For 2009, 2008 and 2007, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $82.7 million, $35.3 million and $70.4 million. Gross gains of $20.2 million, $0.4 million and zero and gross losses of $17.7 million, $0.6 million and $3.8 million, respectively, were realized on these sales in 2009, 2008 and 2007, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as available-for-sale for 2009, 2008 and 2007 amounted to $220.2 million, $(189.0) million and $(28.7) million, respectively.

      The net unrealized investment losses included in the balance sheets as a component of accumulated other comprehensive loss and the changes for the corresponding years, on a line-by-line basis, follow:

                                                                         2009             2008             2007
                                                                 ------------------ ----------------- --------------
                                                                                       (IN MILLIONS)
           Balance, beginning of year........................    $   (118.4)        $       (26.5)    $       (11.1)
           Changes in unrealized investment gains (losses)...         220.0                 189.0)            (28.7)
           Impact of unrealized investment  (losses) gains
             attributable to:
                DAC and VOBA.................................         (54.6)                 47.6               5.0
                Deferred income taxes........................         (58.0)                 49.5               8.3
                                                                 ------------------ ----------------- --------------
           Balance, End of Year..............................    $    (11.0)        $      (118.4)    $       (26.5)
                                                                 ================== ================= ==============

           Balance, end of period comprises:
              Unrealized investment losses on
                 Fixed maturities.............................   $     (24.4)       $       (244.4)   $        (55.4)
              Impact of unrealized investment gains (losses)
                 attributable to:
                   DAC and VOBA...............................           7.6                  62.2              14.6
                   Deferred income taxes......................           5.8                  63.8              14.3
                                                                 ------------------ ----------------- --------------
           Total..............................................   $     (11.0)       $       (118.4)   $        (26.5)
                                                                 ================== ================= ==============

      Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.


11)   INCOME TAXES

      A summary of the income tax expense in the statements of earnings follows:


                                                            2009              2008              2007
                                                      ------------------ --------------- -------------------
                                                                          (IN MILLIONS)
           Income tax benefit (expense):
             Current (expense) benefit..............  $           (.9)   $        18.2   $         (2.0)
             Deferred benefit (expense).............              4.1            (24.0)              .9
                                                      ------------------ --------------  -------------------
           Total....................................  $           3.2    $        (5.8)  $         (1.1)
                                                      ================== ==============  ===================

      The Federal income taxes attributable to operations are different from the amounts determined by multiplying the earnings before income taxes by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                      2009              2008              2007
                                                ---------------   ---------------   -----------------
                                                                   (IN MILLIONS)
   Tax at statutory rate......................  $          (.6)   $         21.1    $        (5.2)
   Dividends received deduction...............             4.3               1.2              1.2
   Low income housing credit..................              .6                .5              3.1
   Intercompany and IRS tax settlements.......             -               (29.3)             -
   Other......................................            (1.1)               .7              (.2)
                                                ---------------   ---------------   -----------------
   Income Tax Benefit (Expense)...............  $          3.2    $         (5.8)   $        (1.1)
                                                ===============   ===============   =================

      The components of the net deferred income taxes are as follows:

                                                       DECEMBER 31, 2009                  December 31, 2008
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------   ---------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Reserves and reinsurance...............  $        -        $      27.7      $      208.7      $       -
        DAC....................................           -               23.4              67.6              -
        VOBA...................................           -               51.6               -               64.8
        Investments............................          26.2              -                 -              223.6
        Goodwill and other intangible assets...           -               10.0               -               10.1
        Other..................................           3.0              -                 -                3.5
                                                ---------------   ---------------  ---------------   ---------------
        Total..................................  $       29.2      $     112.7      $      276.3      $     302.0
                                                ===============   ===============  ===============   ===============

      At December 31, 2009, MLOA had no Federal tax loss carryforwards.

      The IRS completed its examination of tax years 2002 through July 8, 2004, the date of MLOA's acquisition by AXA Financial, and issued a Revenue Agent's Report during third quarter 2008 that covered tax years 2002 through July 8, 2004 as well as amended returns for tax years 1998 through 2001. MLOA agreed to all of the proposed adjustments.

      At December 31, 2009 and 2008, respectively, the total amount of unrecognized tax benefits was $17.0 million and $15.1 million, all of which would affect the effective tax rate.

      MLOA recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2009 and 2008 were $1.9 million and $0.8 million, respectively. Tax expense for 2009 reflected an expense of $1.1 million in interest expense related to unrecognized tax benefits.

      A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                                           2009                 2008                 2007
                                                                   -----------------     ------------------   ----------------
                                                                                            (IN MILLIONS)


      Balance, beginning of year................................    $          14.4       $          10.8      $          10.8
      Additions for tax positions of prior years................                 .7                   9.7                  1.8
      Reductions for tax positions of prior years...............                -                    (4.0)                (1.8)
      Additions for tax positions of current year...............                -                     2.0                   .9
      Reductions for tax positions of current year..............                -                     -                    (.9)
      Settlements with tax authorities..........................                -                    (4.1)                 -
                                                                   -----------------     ------------------   ----------------
      Balance, End of Year......................................    $          15.1       $          14.4      $          10.8
                                                                   =================     ==================   =================

      IRS examinations for periods subsequent to July 8, 2004, the date of MLOA's acquisition by AXA Financial, are expected to commence in 2010. It is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next twelve months. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

12)   ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

      Accumulated other comprehensive income (loss) for MLOA represents cumulative gains and losses on investments that are not reflected in earnings. The components of other comprehensive income (loss) for the past three years follow:

                                                                                       DECEMBER 31,
                                                                 -------------------------------------------------------
                                                                       2009               2008               2007
                                                                 ---------------   ------------------ ------------------
                                                                                     (IN MILLIONS)
              Net unrealized gains (losses) on investments:
                 Net unrealized gains (losses) arising
                    during the period..........................   $       223.5      $      (189.3)     $       (30.9)
                 (Gains) losses reclassified into net
                    earnings during the period.................            (2.9)                .3                2.2
                                                                 ---------------   ------------------ ------------------
              Net unrealized gains (losses) on investments.....           226.4             (189.0)             (28.7)
              Adjustments for DAC and VOBA and
                  deferred income tax (expense) benefit........          (112.6)              97.1               13.3
                                                                 ---------------   ------------------ ------------------

              Other Comprehensive Income (Loss)................  $        113.8     $        (91.9)    $        (15.4)
                                                                 ===============   ================== ==================

13)   LITIGATION

      MLOA is involved in various legal actions and proceedings in connection with its business. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on MLOA's financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.


14)   STATUTORY FINANCIAL INFORMATION

      MLOA is restricted as to the amounts it may pay as dividends to MONY Life. Under Arizona Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholder not exceeding an amount calculated based on a statutory formula. For 2009, 2008 and 2007, MLOA's statutory net income (loss) was $11.7 million, $(68.2) million and $7.3 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $283.3 million and $196.7 million at December 31, 2009 and 2008, respectively. There were no shareholder dividends paid to MONY Life by MLOA in 2009, 2008 and 2007.

      At December 31, 2009, MLOA, in accordance with various government and state regulations, had $5.2 million of securities deposited with such government or state agencies.

      At December 31, 2009 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by the State of Arizona Insurance Department (the "AID") and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2009.

      Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholder's equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S.

      GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in Alliance Units under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (h) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP and (i) the fair valuing of all acquired assets and liabilities including VOBA assets required for U.S. GAAP purchase accounting.


15)   QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

      The quarterly results of operations for 2009 and 2008 are summarized below:


                                                                                  THREE MONTHS ENDED
                                                       -------------------------------------------------------------------------
                                                          MARCH 31,          JUNE 30,       SEPTEMBER 30,        DECEMBER 31,
                                                       ----------------   ---------------  -----------------   -----------------
                                                                                    (IN MILLIONS)
        2009
        ----
        Total Revenues..............................   $      76.0        $      55.0      $        44.6       $        63.5
                                                       ===============   ===============  =================   =================

        Earnings (Loss) from Continuing Operations..   $      16.0        $      (5.9)     $       (11.7)      $         6.5
                                                       ===============   ===============  =================   =================

        Net Earnings (Loss).........................   $      16.0        $      (5.9)     $       (11.7)      $         6.5
                                                       ===============   ===============  =================   =================

        2008
        ----
        Total Revenues..............................  $      82.8        $      76.7      $        48.6       $        89.9
                                                      ================   ===============  =================   =================

        Earnings (Loss) from Continuing Operations..  $       1.2        $       4.2      $       (23.2)      $       (48.3)
                                                      ================   ===============  =================   =================

        Net Earnings (Loss).........................  $       1.2        $       4.2      $       (23.2)      $       (48.3)
                                                      ================   ===============  =================   =================

                                     PART C

                                OTHER INFORMATION

      Item 26.   Exhibits

(a)  Board of Directors Resolutions.

     1) Resolution of the Board of Directors of MONY Life Insurance Company of America authorizing establishment of MONY America Variable Account L, incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-102233) filed on December 27, 2002.

(b)  Custodian Agreements. Not applicable.

(c)  Underwriting Contracts.

     1) Underwriting Agreement among MONY Life Insurance Company of America, MONY Series Fund, Inc. and MONY Securities Corp., incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form N-6 (File No. 333-06071) filed on April 30, 2003.

     2) Proposed specimen agreement between MONY Securities Corp. and registered representatives, incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form N-6 (File No. 333-06071) filed on April 30, 2003.

     3) Specimen commission schedule (Career Contract Schedule), incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form S-6 (File No. 333-72596) filed on December 7, 2001

     4) Wholesale Distribution Agreement Between MONY Life Insurance Company of America and MONY Securities Corporation and AXA Distributors, LLC, et al, incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

     5) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC and AXA Distributors Insurance Agency of Massachusetts, LLC, incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

     6) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

     7) General Agent Sales Agreement, dated June 6, 2005, by and between MONY Life Insurance Company of America and AXA Network, LLC, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (333-104162), filed on April 25, 2006.

     8) Broker-Dealer Distribution and Servicing Agreement, dated June 6, 2005, MONY Life Insurance Company of America and AXA Advisors, LLC, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (333-104162), filed on April 25, 2006.

     9) Form of First Amendment to General Agent Sales Agreement by and between MONY Life Insurance Company of America and AXA Network, incorporated herein by reference to Exhibit (c)(9) to the Registration Statement on Form N-6 (File No. 333-104162) filed on April 25, 2007.

(d)  Contracts.

     1) Specimen form of policy, incorporated herein by reference to post-effective amendment no. 4 to registration statement on Form N-6 (File No. 333-72596) filed on April 30, 2003.

     2) Form of Term Life Term Rider, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-72596) filed on March 3, 2003.

     3) Form of Additional Term Life Insurance Rider, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-72596) filed on March 3, 2003.


     4) Form of Enhanced Maturity Extension Rider, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-72596) filed on March 3, 2003.

     5) Form of Maturity Extension Rider, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-72596) filed on March 3, 2003.

     6) Form of Spouse's Yearly Renewable Term Rider, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-72596) filed on March 3, 2003.

     7) Form of Accidental Death and Dismemberment Rider, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-72596) filed on March 3, 2003.

     8) Form of Purchase Option Rider, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-72596) filed on March 3, 2003.

     9) Form of Waiver of Monthly Deduction Rider, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-72596) filed on March 3, 2003.

    10) Form of Waiver of Specified Premiums Rider, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-72596) filed on March 3, 2003.

    11) Form of Accelerated Death Benefit Rider, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-72596) filed on March 3, 2003.

    12) Form of Children's Term Life Insurance Rider, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-72596) filed on March 3, 2003.

    13) Form of Guaranteed Death Benefit to Age 100 Rider, incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-72596) filed on March 3, 2003.

(e)  Applications.

     (1) Form of application for Life Insurance, incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form S-6 (File No. 333-72596) filed on December 7, 2001.

     (2) Form of Application for Life Insurance (Form AMIGV-2005), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

(f)  Depositor's Certificate of Incorporation and By-Laws.

     1) Articles of Restatement of the Articles of Incorporation of MONY Life Insurance Company of America (as amended July 22, 2004), incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

     2) By-Laws of MONY Life Insurance Company of America (as Amended July 22,
        2004), incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

(g)  Reinsurance Contracts.

     1) Form of Reinsurance Agreement among Continental Assurance Company, MONY Life Insurance Company and MONY Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 2 to the registration statement on Form N-6 (File No. 333-104162) filed on April 28, 2005

     2) Automatic Bulk YRT Non-Refund Agreement among MONY Life Insurance Company, MONY Life Insurance Company of America and Allianz Life Insurance Company of North America, incorporated herein by reference to post-effective amendment no. 4 to registration statement on Form N-6 (File No. 333-72596) filed on April 30, 2003.

h.   Participation Agreements.

     1) Participation Agreement among The Alger American Fund, MONY Life Insurance Company of America and Fred Alger & Company, Incorporated, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

        (i) Form of Amendment dated May 1, 2003, incorporated herein by reference to post-effective amendment no. 6 to the registration statement on Form N-4 (File No. 333-72632) filed on May 3, 2004.

     2) Participation Agreement among EQ Advisors Trust, MONY Life Insurance Company of America, AXA Distributors, LLC and AXA Advisors, LLC, incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

     3) Participation Agreement between Janus Aspen Series Fund, Inc. and MONY Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

         (i) Form of Amendment dated September 1, 2003, incorporated herein by reference to post-effective amendment no. 6 to the registration statement on Form N-4 (File No. 333-72632) filed on May 3, 2004.

     4) Participation Agreement among Lord Abbett Series Fund, Inc., Lord Abbett Distributor LLC and MONY Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

     5) Participation Agreement among MFS Variable Insurance Trust, MONY Life Insurance Company of America and Massachusetts Financial Services Co., incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

         (i) Form of Amendment dated September 1, 2003, incorporated herein by reference to post-effective amendment no. 6 to the registration statement on Form N-4 (File No. 333-72632) filed on May 3, 2004.

     6) Participation Agreement between PBHG Insurance Series Fund and MONY Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 4 to registration statement on Form N-6 (File No. 333-72596) filed on April 30, 2003.

         (i) Form of Amendment dated November 1, 2003, incorporated herein by reference to post-effective amendment no. 6 to the registration statement on Form N-4 (File No. 333-72632) filed on May 3, 2004.

     7) Participation Agreement among PIMCO Variable Insurance Trust, MONY Life Insurance Company of America and PIMCO Funds Distributors LLC, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

     8) Participation Agreement among Morgan Stanley Dean Witter Universal Funds, Inc., Morgan Stanley Dean Witter Investment Management, Inc., Miller Anderson & Sherrerd LLP and MONY Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

         (i) Form of Amendment dated September 1, 2003, incorporated herein by reference to post-effective amendment no. 6 to the registration statement on Form N-4 (File No. 333-72632) filed on May 3, 2004.

     9) Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc., MONY Life Insurance Company of America and MONY Securities Corporation, incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form N-6 (File No. 333-104156) filed on May 28, 2003.

         (i) Form of Amendment dated April 30, 2003, incorporated herein by reference to post-effective amendment no. 6 to the registration statement on Form N-4 (File No. 333-72632) filed on May 3, 2004.

(i)  Administrative Contracts.

     1) Amended and Restated Services Agreement between MONY Life Insurance Company of America and AXA Equitable Life Insurance Company, incorporated herein by reference to Exhibit 10.2 to the registration statement (File No. 333-65423) on Form 10-K, filed on March 31, 2005.

(j)  Other Material Contracts.

     1) Powers of Attorney, filed herewith.

(k)  Legal Opinion.

     1) Opinion and consent of Dodie Kent, Esq., incorporated herein by reference to post-effective amendment no. 6 to the registration statement on Form N-6 (333-72596), filed on April 28, 2005.

     2) Opinion and consent of Dodie Kent, Vice President and Associate General Counsel, incorporated herein by reference to post-effective amendment no. 10 to the registration statement on Form N-6 (333-72596), filed on April 22, 2008.

     3) Opinion and Consent of Dodie Kent Vice President and Associate General Counsel, filed herewith.

(l)  Actuarial Opinion.  Not applicable.

(m) Calculations, incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form N-6 (File No. 333-104156) filed on May 28, 2003.

(n)  Other Opinions.

     1) Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, filed herewith.

(o) Omitted Financial Statements. No financial statements are omitted from Item 24.

(p)  Initial Capital Agreements. Not applicable.

(q) Redeemability Exemption, incorporated herein by reference to post-effective amendment no. 4 to registration statement on Form N-6 (File No. 333-72596) filed on April 30, 2003.

ITEM 27.    DIRECTORS AND OFFICERS OF THE DEPOSITOR

      * The business address for all officers and directors of MONY America is 1290 Avenue of the Americas, New York, New York 10104.

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            MONY AMERICA
----------------                            -------------

DIRECTORS

Henri de Castries                           Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                               Director
AXA
25, Avenue Matignon
75008 Paris, France

Charlynn Goins                              Director
30 Beekman Place, Apt. 8A
New York, NY 10022

Anthony J. Hamilton                         Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Mary R. (Nina) Henderson                    Director
Henderson Advisory Consulting
425 East 86th Street
Apt 12-C
New York, NY 10028

James F. Higgins                            Director
Morgan Stanley
Harborside Financial Center
Plaza Two, Second Floor
Jersey City, NJ  07311

Peter S. Kraus                              Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Scott D. Miller                             Director
SSA & Company
315 East Hopkins Avenue
Aspen, CO 81611

Joseph H. Moglia                            Director
TD Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, NE 68127

Lorie A. Slutsky                            Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Ezra Suleiman                               Director
Princeton University
Corwin Hall
Princeton, NJ 08544

Peter J. Tobin                              Director
1 Briarwood Lane
Denville, NJ 07834

OFFICER-DIRECTORS
-----------------

*Christopher M. Condron                     Chairman of the Board, President,
                                            Chief Executive Officer
                                            and Director

OTHER OFFICERS
--------------

*Harvey Blitz                               Senior Vice President

*Kevin R. Byrne                             Executive Vice President,
                                            Chief Investment Officer
                                            and Treasurer

*Alvin H. Fenichel                          Senior Vice President and
                                            Chief Accounting Officer

*Jennifer Blevins                           Executive Vice President

*Mary Fernald                               Senior Vice President and
                                            Chief Underwriting Officer

*David Kam                                  Senior Vice President and Actuary

*Richard S. Dziadzio                        Executive Vice President and
                                            Chief Financial Officer

*Barbara Goodstein                          Executive Vice President

*Andrew J. McMahon                          Executive Vice President

*Claude Methot                              Executive Vice President

*Andrew Raftis                              Senior Vice President and Auditor

*Kevin E. Murray                            Executive Vice President and
                                            Chief Information Officer

*James F. Mullery                           Senior Vice President

*Anne M. Katcher                            Senior Vice President and
                                            Senior Actuary

*Anthony F. Recine                          Senior Vice President,
                                            Chief Compliance Officer and
                                            Associate General Counsel

*Karen Field Hazin                          Vice President, Secretary and
                                            Associate General Counsel

*Dave S. Hattem                             Senior Vice President and
                                            Deputy General Counsel

*Richard V. Silver                          Executive Vice President and
                                            General Counsel

*Michel Perrin                              Senior Vice President and Actuary

*Naomi J. Weinstein                         Vice President

*Charles A. Marino                          Executive Vice President and
                                            Chief Actuary

*James A. Shepherdson                       Executive Vice President

     Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant

     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of MONY Life Insurance Company of America, a wholly-owned subsidiary of MONY Life Insurance Company ("MONY").

     The AXA  Group  Organizational  Charts  January  1st 2009 are  incorporated
herein  by  reference  to  Exhibit  26  to  Registration   Statement  (File  No.
333-160951) on Form N-4, filed October 23, 2009.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
        AS OF :  DECEMBER 31, 2009


                                                                                                     State of       State of
                                                                                     Type of        Incorp. or      Principal
                                                                                    Subsidiary       Domicile       Operation
                                                                                    ----------       --------       ---------
                                                                                                  --------------------------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                                                 DE             NY
----------------------------------------------------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                                    Operating           DE             CO
     -----------------------------------------------------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                                  Operating           DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                                    Operating           DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
     787 Holdings, LLC                                                              Operating           DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 &16)                                              DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                               Insurance        Bermuda         Bermuda
        --------------------------------------------------------------------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                                                  DE             NY
        --------------------------------------------------------------------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                                                               DE             NY
           -----------------------------------------------------------------------------------------------------------------------
           AXA Network, LLC     (Note 6)                                            Operating           DE             NY
           -----------------------------------------------------------------------------------------------------------------------
              AXA Network of Alabama, LLC                                           Operating           AL             AL
              --------------------------------------------------------------------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC                   Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC                    Operating           MA             MA
              --------------------------------------------------------------------------------------------------------------------
              AXA Network of Nevada, Inc.                                           Operating           NV             NV
              --------------------------------------------------------------------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                                      Operating          P.R.           P.R.
              --------------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.                           Operating           TX             TX
           -----------------------------------------------------------------------------------------------------------------------
           PlanConnect, LLC                                                         Operating           DE             NY
        --------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *                         Insurance           NY             NY
        --------------------------------------------------------------------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                                           Investment          DE             NY
           -----------------------------------------------------------------------------------------------------------------------
              Equitable Managed Assets, L.P.                                        Investment          DE             NY
           -----------------------------------------------------------------------------------------------------------------------
           Real Estate Partnership Equities (various)                               Investment          **
           -----------------------------------------------------------------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                                      HCO              NY             NY
           -----------------------------------------------------------------------------------------------------------------------
              See Attached Listing A
           -----------------------------------------------------------------------------------------------------------------------
           ACMC, Inc.     (Note 4)                                                     HCO              DE             NY
           -----------------------------------------------------------------------------------------------------------------------
           EVSA, Inc.                                                               Investment          DE             PA
        --------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life and Annuity Company * (Note 10,17 & 18)                  Insurance           NY             NY
        --------------------------------------------------------------------------------------------------------------------------
        MONY Life Insurance Company *                                               Insurance           NY             NY
        --------------------------------------------------------------------------------------------------------------------------
              See Attached Listing C
              --------------------------------------------------------------------------------------------------------------------

                                                                                                  Parent's
                                                                                      Number of  Percent of
                                                                         Federal       Shares    Ownership          Comments
                                                                        Tax ID #        Owned    or Control (e.g., Basis of Control)
                                                                        ---------       -----    ---------- -----------------------
                                                                       -------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                13-3623351
------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                       75-2961816                  100.00%
     -------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                     13-4194065                  100.00%
     -------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                       13-4194080                  100.00%
     -------------------------------------------------------------------------------
     787 Holdings, LLC                                                 See Note 19                 100.00%
     -------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 &16)             52-2197822             -    100.00%
     -------------------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                  14-1903564       250,000    100.00%
        ----------------------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                 13-4078005         1,000    100.00%
        ----------------------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                              13-4071393             -    100.00%
           -------------------------------------------------------------------------
           AXA Network, LLC     (Note 6)                               06-1555494             -    100.00%
           -------------------------------------------------------------------------
              AXA Network of Alabama, LLC                              06-1562392             -    100.00%
              ----------------------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC      13-4085852             -    100.00%
              ----------------------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC       04-3491734             -    100.00%
              ----------------------------------------------------------------------
              AXA Network of Nevada, Inc.                              13-3389068                  100.00%
              ----------------------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                         66-0577477                  100.00%
              ----------------------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.              75-2529724         1,050    100.00%
           -------------------------------------------------------------------------
           PlanConnect, LLC                                            27-1540220                  100.00%
        ----------------------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *            13-5570651     2,000,000    100.00%   NAIC # 62944
        ----------------------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                              13-3385076             -          -   G.P & L.P.
           -------------------------------------------------------------------------
              Equitable Managed Assets, L.P.                           13-3385080             -          -   G.P.
           -------------------------------------------------------------------------
           Real Estate Partnership Equities (various)                       -                 -          -   **
           -------------------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                      22-2766036             -    100.00%
           -------------------------------------------------------------------------
              See Attached Listing A
           -------------------------------------------------------------------------
           ACMC, Inc.     (Note 4)                                     13-2677213     5,000,000    100.00%
           -------------------------------------------------------------------------
           EVSA, Inc.                                                  23-2671508            50    100.00%
        ----------------------------------------------------------------------------
        AXA Equitable Life and Annuity Company * (Note 10,17 & 18)     13-3198083                  100.00%
        ----------------------------------------------------------------------------
        MONY Life Insurance Company *                                  13-1632487                  100.00%
        ----------------------------------------------------------------------------
              See Attached Listing C
              ----------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------

*    Affiliated Insurer

** Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of AXA Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.

***  All subsidiaries are corporations, except as otherwise noted.

1. The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

2. Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.
         Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc.
         Effective May 1, 2002, AXA Client Solutions, LLC changed its name to AXA Financial Services, LLC.
         Effective June 1, 2002, AXA Financial, Inc. transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC.
         Effective November 30, 2007, the name of AXA Financial Services, LLC was changed to AXA Equitable Financial Services, LLC.

3. Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

4. In October 1999, AllianceBernstein Holding L.P. ("AllianceBernstein Holding L.P.") reorganized by transferring its business and assets to AllianceBernstein L.P., a newly formed private partnership ("AllianceBernstein").

     As of December 31, 2009, AXF's subsidiaries own 44.81% of the issued and outstanding units of limited partnership interest in AllianceBernstein (the "AllianceBernstein Units"), as follows:
            AXA Financial Bermuda, held directly 15,276,937 AllianceBernstein Units (5.50%),
            AXA Equitable Life directly own 29,100,290 AllianceBernstein
            Units (10.49%),
            ACMC, Inc. own 66,220,822 AllianceBernstein Units (23.86%), and
            As of December 31, 2009, MONY owns 6,841,642 (2.47%)
            AllianceBernstein Units and MLOA owns 2,587,472 (.93%) AllianceBernstein Units

     AllianceBernstein Corporation also own a 1% general partnership interest in AllianceBernstein L.P.

     In addition, ACMC, Inc. own 722,178 units (0.26%), representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding (the "AllianceBernstein Holding Units"). AllianceBernstein Corporation own 822,178 units of general partnership interest (0.30%), in AllianceBernstein Holding L.P. AllianceBernstein Holding Units are publicly traded on the New York Stock exchange.

5. EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

6. Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively. Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc. Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

7. Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

8. Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.

9. Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.

10. Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company.

11.  Effective February 18, 2005, MONY Realty Capital, Inc. was sold.

12.  Effective May 26, 2005, Matrix Capital Markets Group was sold.

12.  Effective May 26, 2005, Matrix Private Equities was sold.

13.  Effective December 2, 2005, Advest Group was sold.

14. Effective February 24, 2006, Alliance Capital Management Corporation changed its name to AllianceBernstein Corporation.

15.  Effective July 11, 2007, Frontier Trust Company, FSB was sold.

16. Effective November 30, 2007, AXA Financial Services, LLC changed its name to AXA Equitable Financial Services, LLC.

17. Effective August 1, 2008, AXA Equitable Life Insurance Company tranferred ownership of AXA Life and Annuity Company to AXA Equitable Financial Services, LLC.

18. Effective September 22, 2008, AXA Life and Annuity Company changed its name to AXA Equitable Life and Annuity Company.

19. The EIN for 787 Holdings, LLC is 27-0294443, to be used for federal employment taxes and certain federal excise taxes.
        For federal tax purposes, it should generally use AXA Financial's EIN, which is 13-3623351.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------

    Dissolved - On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was
                   sold to Credit Suisse Group.
              - 100 Federal Street Funding Corporation was dissolved August 31,
                   1998.
              - 100 Federal Street Realty Corporation was dissolved December 20,
                   2001.
              - CCMI Corp. was dissolved on October 7, 1999.
              - ELAS Realty, Inc. was dissolved January 29, 2002.
              - EML Associates, L.P. was dissolved March 27, 2001.
              - EQ Services, Inc. was dissolved May 11, 2001.
              - Equitable BJVS, Inc. was dissolved October 3, 1999.
              - Equitable Capital Management Corp. became ECMC, LLC on
                   November 30, 1999.
              - Equitable JV Holding Corp. was dissolved on June 1, 2002.F142
              - Equitable JVS II, Inc. was dissolved December 4, 1996
              - Equitable Underwriting & Sales Agency (Bahamas) Ltd. was
                   dissolved on December 31, 2000.
              - EREIM LP Associates (L.P.) was dissolved March 27, 2001.
              - EREIM Managers Corporation was dissolved March 27, 2001.
              - EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
              - EVLICO, Inc. was dissolved in 1999.
              - Franconom, Inc. was dissolved on December 4, 2000.
              - GP/EQ Southwest, Inc. was dissolved October 21, 1997
              - HVM Corp. was dissolved on Feb. 16, 1999.
              - ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
              - Prime Property Funding, Inc. was dissolved in Feb. 1999.
              - Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
              - Six-Pac G.P., Inc. was dissolved July 12,1999
              - Paramount Planners, LLC., a direct subsidiary of AXA
                   Distribution Holding Corporation, was dissolved on December 5, 2003
              - Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
              - ECLL Inc. was dissolved July 15, 2003
              - MONY Realty Partners, Inc. was dissolved February 2005.
              - Wil-Gro, Inc. was dissolved June, 2005.
              - Sagamore Financial LLC was dissolved August 31, 2006.
              - Equitable JVS was dissolved August, 2007.
              - Astor Times Square Corp. dissolved as of April 2007.
              - Astor/Broadway Acquisition Corp. dissolved as of  August 2007.
              - PC Landmark, Inc. has been administratively dissolved.
              - EJSVS, Inc. has been administratively dissolved.
              - STCS, Inc. was dissolved on August 15, 2007.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING A - EQUITABLE HOLDINGS, LLC
-----------------------------------


                                                                                                     State of       State of
                                                                                     Type of        Incorp. or      Principal
                                                                                    Subsidiary       Domicile       Operation
                                                                                    ----------       --------       ---------
AXA Financial, Inc.
---------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ----------------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        -------------------------------------------------------------------------
           Equitable Holdings, LLC
           -----------------------------------------------------------------------------------------------------------------------
              ELAS Securities Acquisition Corporation                               Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
              Equitable Casualty Insurance Company *                                Operating           VT             VT
              --------------------------------------------------------------------------------------------------------------------
              ECMC, LLC   (See Note 4 on Page 2)                                    Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
                 Equitable Capital Private Income & Equity
                   Partnership II, L.P.                                             Investment          DE             NY
              --------------------------------------------------------------------------------------------------------------------
              AllianceBernstein Corporation (See Note 4 on Page 2)                  Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
                  See Attached Listing B
              --------------------------------------------------------------------------------------------------------------------
              AXA Distributors, LLC                                                 Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
                 AXA  Distributors Insurance Agency of Alabama, LLC                 Operating           DE             AL
                 -----------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency, LLC                             Operating           DE          CT, ME,NY
                 -----------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Massachusetts, LLC            Operating           MA             MA
                 -----------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Texas, Inc.                   Operating           TX             TX
              --------------------------------------------------------------------------------------------------------------------
              J.M.R. Realty Services, Inc.                                          Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
              Equitable Structured Settlement Corp.  (See Note 8 on Page 2)         Operating           DE             NJ
              --------------------------------------------------------------------------------------------------------------------

                                                                                                   Parent's
                                                                                       Number of  Percent of       Comments
                                                                            Federal     Shares    Ownership          (e.g.,
                                                                           Tax ID #      Owned    or Control    Basis of Control)
                                                                           ---------     -----    ----------   -------------------
AXA Financial, Inc.
--------------------------------------------------------------------------
  AXA Equitable Financial Services, LLC   (Note 2)
  ------------------------------------------------------------------------
     AXA Equitable Life Insurance Company *
     ---------------------------------------------------------------------
       Equitable Holdings, LLC
       -------------------------------------------------------------------------------
          ELAS Securities Acquisition Corporation                         13-3049038       500      100.00%
          ----------------------------------------------------------------------------
          Equitable Casualty Insurance Company *                          06-1166226     1,000      100.00%
          ----------------------------------------------------------------------------
          ECMC, LLC   (See Note 4 on Page 2)                              13-3266813         -      100.00%
          ----------------------------------------------------------------------------
             Equitable Capital Private Income & Equity                                                         ECMC is G.P.
               Partnership II, L.P.                                       13-3544879         -           -     ("Deal Flow Fund II")
          ----------------------------------------------------------------------------
          AllianceBernstein Corporation (See Note 4 on Page 2)            13-3633538       100      100.00%
          ----------------------------------------------------------------------------
              See Attached Listing B
          ----------------------------------------------------------------------------
          AXA Distributors, LLC                                           52-2233674         -      100.00%
          ----------------------------------------------------------------------------
             AXA  Distributors Insurance Agency of Alabama, LLC           52-2255113         -      100.00%
             -------------------------------------------------------------------------
             AXA Distributors Insurance Agency, LLC                       06-1579051         -      100.00%
             -------------------------------------------------------------------------
             AXA Distributors Insurance Agency of
               Massachusetts, LLC                                         04-3567096         -      100.00%
             -------------------------------------------------------------------------
             AXA Distributors Insurance Agency of Texas, Inc.             74-3006330     1,000      100.00%
          ----------------------------------------------------------------------------
          J.M.R. Realty Services, Inc.                                    13-3813232     1,000      100.00%
          ----------------------------------------------------------------------------
          Equitable Structured Settlement Corp. (See Note 8 on Page 2)    22-3492811       100      100.00%
          ----------------------------------------------------------------------------

*  Affiliated Insurer

          Equitable Investment Corp merged into Equitable Holdings, LLC on
            November 30, 1999.
          Equitable Capital Management Corp. became ECMC, LLC on November 30,
            1999.
          Effective March 15, 2000, Equisource of New York, Inc. and its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp.
          Effective January 1, 2002, Equitable Distributors, Inc. merged into
            AXA Distributors, LLC.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING B - ALLIANCEBERNSTEIN CORPORATION
-----------------------------------------


                                                                                               State of       State of
                                                                               Type of        Incorp. or      Principal
                                                                              Subsidiary       Domicile       Operation
                                                                              ----------       --------       ---------
AXA Financial, Inc.
---------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ----------------------------------------------------------------------
        AXA Equitable Life Insurance Company*
        -------------------------------------------------------------------
           Equitable Holdings, LLC
           ----------------------------------------------------------------------------------------------------------------
              AllianceBernstein Corporation                                                       DE             NY
              -------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Holding L.P. (See Note 4 on Page 2)      HCO (NYSE: AB)        DE             NY
                 ----------------------------------------------------------------------------------------------------------
                 AllianceBernstein L.P.  (See Note 4 on Page 2)               Operating           DE             NY
                 ----------------------------------------------------------------------------------------------------------
                    AllianceBernstein Trust Company, LLC                      Operating           NH             NY
                    -------------------------------------------------------------------------------------------------------
                    Cursitor Alliance LLC                                        HCO              DE             MA
                    -------------------------------------------------------------------------------------------------------
                    Alliance Capital Management LLC                              HCO              DE             NY
                    -------------------------------------------------------------------------------------------------------
                       Sanford C. Bernstein & Co., LLC                        Operating           DE             NY
                    -------------------------------------------------------------------------------------------------------
                    AllianceBernstein Corporation of Delaware                    HCO              DE             NY
                     ------------------------------------------------------------------------------------------------------
                       ACAM Trust Company Private Ltd.                        Operating         India           India
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein (Argentina) S.R.L.                   Operating       Argentina       Argentina
                       ----------------------------------------------------------------------------------------------------
                       ACM Software Services Ltd.                             Operating           DE             NY
                       ----------------------------------------------------------------------------------------------------
                       Alliance Barra Research Institute, Inc.                   HCO              DE             NY
                       ----------------------------------------------------------------------------------------------------
                        AllianceBernstein Japan Inc.                              HCO              DE            Japan
                       ----------------------------------------------------------------------------------------------------
                                AllianceBernstein Japan Ltd.                  Operating         Japan           Japan
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Invest. Management Australia
                          Limited                                             Operating       Australia       Australia
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Global Derivatives Corp.             Operating           DE             NY
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Investimentos (Brazil) Ltda.         Operating         Brazil         Brazil
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Limited                              Operating          U.K.           U.K.
                       ----------------------------------------------------------------------------------------------------
                                ACM Bernstein GmbH                            Operating        Germany         Germany
                                -------------------------------------------------------------------------------------------
                                AllianceBernstein Services Limited            Operating          U.K.           U.K.
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein (Luxembourg) S.A.                    Operating          Lux.           Lux.
                       ----------------------------------------------------------------------------------------------------
                                AllianceBernstein (France) SAS                Operating         France         France
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein (Mexico) S. de R.L. de C.V.          Operating         Mexico         Mexico
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Australia Limited                    Operating       Australia       Australia
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Canada, Inc.                         Operating         Canada         Canada
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein New Zealand Limited                  Operating      New Zealand     New Zealand
                       ----------------------------------------------------------------------------------------------------

                                                                                                      Parent's
                                                                                         Number of   Percent of       Comments
                                                                              Federal     Shares     Ownership          (e.g.,
                                                                             Tax ID #      Owned     or Control    Basis of Control)
                                                                             ---------     -----     ----------   ------------------
AXA Financial, Inc.
---------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   ----------------------------------------------------------------------
      AXA Equitable Life Insurance Company*
      -------------------------------------------------------------------
         Equitable Holdings, LLC
         ------------------------------------------------------------------------------
            AllianceBernstein Corporation                                 13-3633538                            owns 1% GP interest
                                                                                                                in AllianceBernstein
                                                                                                                L.P. and 100,000 GP
                                                                                                                units in
                                                                                                                AllianceBernstein
                                                                                                                Holding L.P.
            ---------------------------------------------------------------------------
               AllianceBernstein Holding L.P. (See Note 4 on Page 2)      13-3434400
               ------------------------------------------------------------------------
               AllianceBernstein L.P.  (See Note 4 on Page 2)             13-4064930
               ------------------------------------------------------------------------
                  AllianceBernstein Trust Company, LLC                    13-4064930                  100.00%   Sole member interest
                  ---------------------------------------------------------------------
                  Cursitor Alliance LLC                                   22-3424339                  100.00%
                  ---------------------------------------------------------------------
                  Alliance Capital Management LLC                              -                      100.00%
                  ---------------------------------------------------------------------
                     Sanford C. Bernstein & Co., LLC                      13-4132953                  100.00%
                  ---------------------------------------------------------------------
                  AllianceBernstein Corporation of Delaware               13-2778645            10    100.00%
                   ---------------------------------------------------------------------
                     ACAM Trust Company Private Ltd.                           -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein (Argentina) S.R.L.                      -                       99.00%   AllianceBernstein
                                                                                                                Oceanic Corporation
                                                                                                                owns 1%
                     ------------------------------------------------------------------
                     ACM Software Services Ltd.                           13-3910857                  100.00%
                     ------------------------------------------------------------------
                     Alliance Barra Research Institute, Inc.              13-3548918         1,000    100.00%
                     ------------------------------------------------------------------
                      AllianceBernstein Japan Inc.                         13-3009358
                     ------------------------------------------------------------------
                              AllianceBernstein Japan Ltd.                     -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Invest. Management Australia
                        Limited                                                -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Global Derivatives Corp.           13-3626546         1,000    100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Investimentos (Brazil) Ltda.            -                       99.00%   AllianceBernstein
                                                                                                                Oceanic Corporation
                                                                                                                owns 1%
                     ------------------------------------------------------------------
                     AllianceBernstein Limited                                 -           250,000    100.00%
                     ------------------------------------------------------------------
                              ACM Bernstein GmbH                               -                      100.00%
                              ---------------------------------------------------------
                              AllianceBernstein Services Limited               -             1,000    100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein (Luxembourg) S.A.                       -             3,999     99.98%   AllianceBernstein
                                                                                                                Oceanic Corporation
                                                                                                                owns .025%
                     ------------------------------------------------------------------
                              AllianceBernstein (France) SAS                   -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein (Mexico) S. de R.L. de C.V.             -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Australia Limited                       -                       50.00%   3rd party (NMFM)
                                                                                                                owns 50%
                     ------------------------------------------------------------------
                     AllianceBernstein Canada, Inc.                       13-3630460        18,750    100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein New Zealand Limited                     -                       50.00%   3rd party (NMFM)
                                                                                                                owns 50%
                     ------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING B - ALLIANCEBERNSTEIN CORPORATION
-----------------------------------------


                                                                                                     State of       State of
                                                                                     Type of        Incorp. or      Principal
                                                                                    Subsidiary       Domicile       Operation
                                                                                    ----------       --------       ---------
AXA Financial, Inc.
--------------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   ----------------------------------------------------------------------------
      AXA Equitable Life Insurance Company*
      -------------------------------------------------------------------------
         Equitable Holdings, LLC
         -----------------------------------------------------------------------------------------------------------------------
            AllianceBernstein Corporation                                                             DE             NY
            --------------------------------------------------------------------------------------------------------------------
               AllianceBernstein L.P.                                             Operating           DE             NY
               -----------------------------------------------------------------------------------------------------------------
                  AllianceBernstein Corporation of Delaware (Cont'd)                 HCO              DE             NY
                  --------------------------------------------------------------------------------------------------------------
                     AllianceBernstein Investment Research (Proprietary)
                        Limited                                                   Operating       So Africa       So Africa
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein (Singapore) Ltd.                           Operating       Singapore       Singapore
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Capital (Mauritius) Private Ltd.                       HCO          Mauritius       Mauritius
                     -----------------------------------------------------------------------------------------------------------
                              Alliance Capital Asset Management (India)
                                 Private Ltd                                      Operating         India           India
                              --------------------------------------------------------------------------------------------------
                              AllianceBernstein Invest. Res. & Manage.
                                 (India) Pvt.                                     Operating         India           India
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Oceanic Corporation                           HCO              DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Capital Real Estate, Inc.                           Operating           DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Corporate Finance Group Incorporated.               Operating           DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Eastern Europe, Inc.                                   HCO              DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Asset Management (Korea) Ltd.              Operating         Korea           Korea
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Investments, Inc.                          Operating           DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Investor Services, Inc.                    Operating           DE             TX
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Hong Kong Limited                          Operating       Hong Kong       Hong Kong
                     -----------------------------------------------------------------------------------------------------------
                              AllianceBernstein Taiwan Ltd.                       Operating         Taiwan         Taiwan
                     -----------------------------------------------------------------------------------------------------------
                     Sanford C. Bernstein Limited                                 Operating          U.K.           U.K.
                     -----------------------------------------------------------------------------------------------------------
                              Sanford C. Bernstein (CREST Nominees) Ltd.          Operating          U.K.           U.K.
                     -----------------------------------------------------------------------------------------------------------
                     Sanford C. Bernstein Proprietary Limited                      Inactive       Australia       Australia
                     -----------------------------------------------------------------------------------------------------------

                                                                                                     Parent's
                                                                                         Number of  Percent of        Comments
                                                                              Federal     Shares     Ownership         (e.g.,
                                                                             Tax ID #     Owned     or Control    Basis of Control)
                                                                             ---------    -----     ----------  --------------------
AXA Financial, Inc.
----------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   -------------------------------------------------------------------------
      AXA Equitable Life Insurance Company*
      ----------------------------------------------------------------------
         Equitable Holdings, LLC
         --------------------------------------------------------------------------------
            AllianceBernstein Corporation                                   13-3633538
            -----------------------------------------------------------------------------
               AllianceBernstein L.P.                                       13-4064930
               --------------------------------------------------------------------------
                  AllianceBernstein Corporation of Delaware (Cont'd)        13-2778645
                  -----------------------------------------------------------------------
                     AllianceBernstein Investment Research (Proprietary)
                        Limited                                                  -                   100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein (Singapore) Ltd.                          -                   100.00%
                     --------------------------------------------------------------------
                     Alliance Capital (Mauritius) Private Ltd.                   -                   100.00%
                     --------------------------------------------------------------------
                              Alliance Capital Asset Management (India)          -                    75.00%   3rd party (Ankar
                                 Private Ltd                                                                   Capital India Pvt.
                                                                                                               Ltd.) owns 25%
                              -----------------------------------------------------------
                              AllianceBernstein Invest. Res. & Manage.
                                 (India) Pvt.                                    -                   100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Oceanic Corporation                  13-3441277     1,000     100.00%
                     --------------------------------------------------------------------
                     Alliance Capital Real Estate, Inc.                     75-3165543               100.00%
                     --------------------------------------------------------------------
                     Alliance Corporate Finance Group Incorporated.         52-1671668     1,000     100.00%
                     --------------------------------------------------------------------
                     Alliance Eastern Europe, Inc.                          13-3802178               100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Asset Management (Korea) Ltd.             -                   100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Investments, Inc.                    13-3191825       100     100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Investor Services, Inc.              13-3211780       100     100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Hong Kong Limited                         -                   100.00%
                     --------------------------------------------------------------------
                              AllianceBernstein Taiwan Ltd.                      -                    99.00%   Others own 1%
                     --------------------------------------------------------------------
                     Sanford C. Bernstein Limited                                -                   100.00%
                     --------------------------------------------------------------------
                              Sanford C. Bernstein (CREST Nominees) Ltd.         -                   100.00%   Devonshire House,
                                                                                                               1 Mayfair Place
                     --------------------------------------------------------------------
                     Sanford C. Bernstein Proprietary Limited                    -                   100.00%   Inactive
                     --------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING C - MONY
----------------



                                                                                                   State of       State of
                                                                                   Type of        Incorp. or      Principal
                                                                                  Subsidiary       Domicile       Operation
                                                                                  ----------       --------       ---------
AXA Financial, Inc.
----------------------------------------------------------------------------------------------------------------------------------
   MONY Agricultural Investment Advisers, Inc.                                    Operating           DE             CO
   -----------------------------------------------------------------------------------------------------------------------------
   MONY Capital Management, Inc.                                                  Operating           DE             NY
   -----------------------------------------------------------------------------------------------------------------------------
   MONY Asset Management, Inc.                                                    Operating           DE             NY
   -----------------------------------------------------------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   -----------------------------------------------------------------------------------------------------------------------------
      AXA Equitable Life Insurance Company *
      --------------------------------------------------------------------------------------------------------------------------
      MONY Life Insurance Company *                                               Insurance           NY             NY
      --------------------------------------------------------------------------------------------------------------------------
         MONY International Holdings, LLC                                            HCO              DE             NY
         -----------------------------------------------------------------------------------------------------------------------
            MONY International Life Insurance Co. Seguros de Vida S.A.*           Insurance       Argentina       Argentina
            --------------------------------------------------------------------------------------------------------------------
            MONY Financial Resources of the Americas Limited                         HCO           Jamaica         Jamaica
            --------------------------------------------------------------------------------------------------------------------
            MBT, Ltd.                                                             Operating     Cayman Islands Cayman Islands
            --------------------------------------------------------------------------------------------------------------------
               MONY Consultoria e Corretagem de Seguros Ltda.                     Operating         Brazil         Brazil
               -----------------------------------------------------------------------------------------------------------------
               MONY Life Insurance Company of the Americas, Ltd.*                 Insurance     Cayman Islands Cayman Islands
         -----------------------------------------------------------------------------------------------------------------------
         MONY Life Insurance Company of America*                                  Insurance           AZ             NY
         -----------------------------------------------------------------------------------------------------------------------
         U.S. Financial Life Insurance Company *                                  Insurance           OH             OH
         -----------------------------------------------------------------------------------------------------------------------
         MONY Financial Services, Inc.                                               HCO              DE             NY
         -----------------------------------------------------------------------------------------------------------------------
            Financial Marketing Agency, Inc.                                      Operating           OH             OH
            --------------------------------------------------------------------------------------------------------------------
            MONY Brokerage, Inc.                                                  Operating           DE             PA
            --------------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Ohio, Inc.                                 Operating           OH             OH
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Alabama, Inc.                              Operating           AL             AL
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Texas, Inc.                                Operating           TX             TX
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Massachusetts, Inc.                        Operating           MA             MA
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Washington, Inc.                           Operating           WA             WA
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of New Mexico, Inc.                           Operating           NM             NM
            --------------------------------------------------------------------------------------------------------------------
            1740 Ventures, Inc.                                                   Operating           NY             NY
            --------------------------------------------------------------------------------------------------------------------
            Enterprise Capital Management, Inc.                                   Operating           GA             GA
            --------------------------------------------------------------------------------------------------------------------
               Enterprise Fund Distributors, Inc.                                 Operating           DE             GA
            --------------------------------------------------------------------------------------------------------------------
            MONY Assets Corp.                                                        HCO              NY             NY
            --------------------------------------------------------------------------------------------------------------------
               MONY Benefits Management Corp.                                     Operating           DE             NY
            --------------------------------------------------------------------------------------------------------------------
            1740 Advisers, Inc.                                                   Operating           NY             NY
            --------------------------------------------------------------------------------------------------------------------
            MONY Securities Corporation                                           Operating           NY             NY
            --------------------------------------------------------------------------------------------------------------------
               Trusted Insurance Advisers General Agency Corp.                    Operating           MN             NY
               -----------------------------------------------------------------------------------------------------------------
               Trusted Investment Advisers Corp.                                  Operating           MN             NY
               -----------------------------------------------------------------------------------------------------------------

                                                                                                   Parent's
                                                                                       Number of  Percent of       Comments
                                                                           Federal      Shares    Ownership          (e.g.,
                                                                          Tax ID #       Owned    or Control    Basis of Control)
                                                                          ---------      -----    ----------  --------------------
AXA Financial, Inc.
----------------------------------------------------------------------------------------
   MONY Agricultural Investment Advisers, Inc.                           75-2961816                  100.00%
   -----------------------------------------------------------------------------------
   MONY Capital Management, Inc.                                         13-4194065                  100.00%
   -----------------------------------------------------------------------------------
   MONY Asset Management, Inc.                                           13-4194080                  100.00%
   -----------------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   -----------------------------------------------------------------------------------
      AXA Equitable Life Insurance Company *
      --------------------------------------------------------------------------------
      MONY Life Insurance Company *                                      13-1632487                  100.00%
      --------------------------------------------------------------------------------
         MONY International Holdings, LLC                                13-3790446                  100.00%
         -----------------------------------------------------------------------------
            MONY International Life Insurance Co. Seguros de Vida S.A.*  98-0157781                  100.00%
            --------------------------------------------------------------------------
            MONY Financial Resources of the Americas Limited                                          99.00%
            --------------------------------------------------------------------------
            MBT, Ltd.                                                    98-0152047                  100.00%  79% by MONY Int'l
                                                                                                              Holdings & 21% by
                                                                                                              MONY Financial
                                                                                                              Resources
            --------------------------------------------------------------------------
               MONY Consultoria e Corretagem de Seguros Ltda.                                         99.00%
               -----------------------------------------------------------------------
               MONY Life Insurance Company of the Americas, Ltd.*        98-0152046                  100.00%
         -----------------------------------------------------------------------------
         MONY Life Insurance Company of America*                         86-0222062                  100.00%
         -----------------------------------------------------------------------------
         U.S. Financial Life Insurance Company *                         38-2046096       405,000    100.00%
         -----------------------------------------------------------------------------
         MONY Financial Services, Inc.                                   11-3722370         1,000    100.00%
         -----------------------------------------------------------------------------
            Financial Marketing Agency, Inc.                             31-1465146            99     99.00%
            --------------------------------------------------------------------------
            MONY Brokerage, Inc.                                         22-3015130         1,500    100.00%
            --------------------------------------------------------------------------
               MBI Insurance Agency of Ohio, Inc.                        31-1562855             5    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Alabama, Inc.                     62-1699522             1    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Texas, Inc.                       74-2861481            10    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Massachusetts, Inc.               06-1496443             5    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Washington, Inc.                  91-1940542             1    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of New Mexico, Inc.                  62-1705422             1    100.00%
            --------------------------------------------------------------------------
            1740 Ventures, Inc.                                          13-2848244         1,000    100.00%
            --------------------------------------------------------------------------
            Enterprise Capital Management, Inc.                          58-1660289           500    100.00%
            --------------------------------------------------------------------------
               Enterprise Fund Distributors, Inc.                        22-1990598         1,000    100.00%
            --------------------------------------------------------------------------
            MONY Assets Corp.                                            13-2662263       200,000    100.00%
            --------------------------------------------------------------------------
               MONY Benefits Management Corp.                            13-3363383         9,000    100.00%
            --------------------------------------------------------------------------
            1740 Advisers, Inc.                                          13-2645490        14,600    100.00%
            --------------------------------------------------------------------------
            MONY Securities Corporation                                  13-2645488         7,550    100.00%
            --------------------------------------------------------------------------
               Trusted Insurance Advisers General Agency Corp.           41-1941465         1,000    100.00%
               -----------------------------------------------------------------------
               Trusted Investment Advisers Corp.                         41-1941464             1    100.00%
               -----------------------------------------------------------------------


-  As of February 18, 2005, MONY Realty Capital, Inc. was sold.
-  As of February 2005, MONY Realty Partners, Inc. was dissolved
- MONY Financial Resources of the Americas Limited, is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Jamaican regulatory reasons.
- MONY Consultoria e Corretagem de Seguros Ltda., is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Brazilian regulatory reasons.
- Financial Marketing Agency, Inc., is 99% owned by MONY International Holdings, LLC and an individual in Ohio holds one share of it stock for regulatory reasons.
-  Enterprise Accumulation Trust was merged into EQAT on July 9, 2004
-  MONY Series Funds, Inc. was merged into EQAT on July 9, 2004
-  As of August 31, 2006, Sagamore Financial LLC was dissolved
-  MONY Benefits Service Corp. was sold on January 26, 2007.
- As of November 30, 2007, MONY Holdings LLC merged into AXA Equitable Financial Services, LLC.
-  MONY Bank & Trust Company of the Americas, Ltd. changed its name to MBT Ltd.

     Item 29.  Indemnification

     The By-Laws of MONY Life Insurance Company of America provide, in Article VI as follows:

         SECTION 1. NATURE OF INDEMNITY. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

         The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of no contest or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

         SECTION 6. SURVIVAL; PRESERVATION OF OTHER RIGHTS. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of Title 10, Arizona Revised Statutes are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director, officer, employee or agent.

         The indemnification provided by this Article shall not be deemed exclusive of any other right to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         SECTION 7. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this By-Law.

      The directors and officers of MONY Life Insurance Company of America are insured utnder policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Chubb Insurance Company, AXIS Insurance Company and ACE Insurance Company. The annual limit on such policies is $150 million, and the policies insure officers and directors against certain liabilities arising out of their conduct in such capacities.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.    PRINCIPAL UNDERWRITERS

         (a) The principal underwriters for the MONY and MONY America Variable Accounts are AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"). Prior to June 6, 2005, MONY Securities Corporation served as the principal underwriter for the MONY and MONY America Variable Accounts.

         AXA Advisors and AXA Distributors, both affiliates of AXA
Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America, are the principal underwriters for Separate Accounts 49 and FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY Variable Account A, MONY Variable Account L and MONY America Variable Account L. In addition, AXA Advisors is the principal underwriter for AXA Equitable's Separate Accounts 45, 301, A, I, and MONY's Variable Account S and Keynote. The principal business address of AXA Advisors and AXA Distributors is 1290 Avenue of the Americas, New York, NY 10104.

           (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.

(i) AXA ADVISORS, LLC

NAME AND PRINCIPAL                    POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                      (AXA ADVISORS LLC)
----------------                      --------------------------------------
*Harvey E. Blitz                      Director and Senior Vice President

*Andrew J. McMahon                    Chairman of the Board and Director

*Christine Nigro                      President and Director

*Richard S. Dziadzio                  Director

*Barbara Goodstein                    Director

*James A. Shepherdson                 Director

*William Degnan                       Senior Vice President and Divisional
                                      President

Jeffrey Green                         Senior Vice President
4251 Crums Mill Road
Harrisburg, PA 17112

*Kevin R. Byrne                       Executive Vice President and Treasurer

*Patricia Roy                         Chief Compliance Officer

*Philip Pescatore                     Chief Risk Officer

*Maurya Keating                       Vice President and Associate
                                      General Counsel

*Anthony Sages                        Chief Sales Officer

*Francesca Divone                     Secretary


*Susan Vesey                          Assistant Secretary

(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                    POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                      (AXA DISTRIBUTORS, LLC)
----------------                      --------------------------------------

*James A. Shepherdson                 Director, Chairman of the Board,
                                      President and Chief Executive Officer

*Philip Meserve                       Director and Executive Vice President of
                                      Business Development

*Gary Hirschkron                      Executive Vice President

*Michael McCarthy                     Director, Senior Vice President and
                                      National Sales Manager

*Joanne Petrini-Smith                 Executive Vice President

*Lee Small                            Senior Vice President and
                                      National Sales Manager

*Anthea Perkinson                     Senior Vice President and National
                                      Accounts Director, Financial Institutions

*Nelida Garcia                        Senior Vice President

*Michael Gregg                        Executive Vice President

*Peter Golden                         Senior Vice President

*David Kahal                          Senior Vice President

*Kevin Kennedy                        Senior Vice President

*Diana Keary                          Senior Vice President

*Harvey Fladeland                     Senior Vice President

*Andrew Marrone                       Senior Vice President

*Kevin Molloy                         Senior Vice President

*Marian Sole                          Senior Vice President

*Mark Teitelbaum                      Senior Vice President

*Mary Toumpas                         Senior Vice President

*Ronald R. Quist                      Vice President and Treasurer

*Norman J. Abrams                     Vice President and General Counsel

*Nicholas Gismondi                    Vice President and Chief Financial Officer

*Gregory Lashinsky                    Assistant Vice President - Financial
                                      Operations Principal

*Francesca Divone                     Assistant Secretary

         (c) The information under "Distribution of the Policies" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

    (1)                       (2)              (3)             (4)           (5)
  NAME OF              NET UNDERWRITING
 PRINCIPAL              DISCOUNTS AND    COMPENSATION ON     BROKERAGE
UNDERWRITER              COMMISSIONS      ON REDEMPTION     COMMISSIONS   COMPENSATION
----------------------------------------------------------------------------------------
MSC                          N/A               N/A              N/A            N/A
AXA Advisors, LLC            N/A               N/A              N/A            N/A
AXA Distributors, LLC    $14,989,194           N/A              N/A            N/A

             Item 31.    Location of Accounts and Records

             All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by MONY Life Insurance Company of America, 1290 Avenue of the Americas, New York, New York 10104 or at its Operations Center at 100 Madison Street, Syracuse, New York 13202.

             Item 32.    Management Services

             All management contracts are discussed in Part A or Part B.

             Item 33.    Fee Representation

             MONY Life Insurance Company of America hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MONY Life Insurance Company of America.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securites Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 21st day of April, 2010.


                                  MONY America Variable Account L of
                                  MONY Life Insurance Company of America
                                          (Registrant)

                                  By: MONY Life Insurance Company of America
                                          (Depositor)


                                  By: /s/ Dodie Kent
                                     ---------------------
                                  Dodie Kent
                                  Vice President and Associate General Counsel
                                  MONY Life Insurance Company of America

                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 21st day of April, 2010.


                                MONY Life Insurance Company of America
                                       (Depositor)


                                By: /s/ Dodie Kent
                                   ---------------------------------
                                   Dodie Kent
                                   Vice President and Associate General Counsel
                                   MONY Life Insurance Company of America


         As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board, President,
                                           Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

Richard Dziadzio                           Senior Executive Vice President and
                                           Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and
                                           Chief Accounting Officer

*DIRECTORS:

Christopher M. Condron        Mary R. (Nina) Henderson        Joseph H. Moglia
Henri de Castries             James F. Higgins                Lorie A. Slutsky
Denis Duverne                 Peter S. Kraus                  Ezra Suleiman
Charlynn Goins                Scott D. Miller                 Peter J. Tobin
Anthony J. Hamilton


*By: /s/ Dodie Kent
     ------------------------
         Dodie Kent
         Attorney-in-Fact

April 21, 2010

                                  EXHIBIT INDEX

EXHIBITS                                                           TAG VALUES
--------                                                           ----------
EX-99.(j)(1)      Powers of Attorney                                EX-99.j1

EX-99.(k)(3)      Opinion and consent of Dodie Kent                 EX-99.k3

EX-99.(n)(1)      Consent of PricewaterhouseCoopers LLP,            EX-99.n1
                  independent registered public accounting firm.